UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/13

Item 1. Reports to Stockholders.

OCTOBER 31, 2013

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Limited Maturity U.S. Government Securities Fund

Franklin Real Return Fund

Sign up for electronic delivery at **franklintempleton.com/edelivery**

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

The U.S. economy grew moderately during the 12-month period ended
October 31, 2013. Despite a large decline in federal government spending during the fourth quarter of 2012, economic growth improved in 2013, sup-
ported by business investment, consumer spending, inventory buildup, exports, and state and local government spending. Solid new and existing home sales accompanied historically low mortgage rates, rising but afford-
able housing prices, low inventories and multi-year lows in new foreclosures.
Manufacturing, a mainstay of economic productivity, expanded for most of the period, and the unemployment rate fell to 7.3% in October 2013 from
7.9% a year earlier.1

In the fourth quarter of 2012, financial markets reflected uncertainty sur-
rounding the outcome of the national election and whether Congress would avert automatic federal budget cuts and income tax increases scheduled for the beginning of 2013. Congress passed a budget bill on January 1, 2013, that preserved lower income tax rates for most U.S. households, but Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. Federal Reserve
Board (Fed) Chairman Ben Bernanke indicated in May that the Fed might reduce monthly purchases of mortgage-backed securities and Treasuries, assuming ongoing U.S. recovery. In September, he announced that any taper-
ing of Fed purchases would be postponed until U.S. economic growth strengthened. Because of partisan disagreement about a new health care law,
Congress did not authorize some routine federal funding, resulting in a tem-
porary shutdown of non-essential U.S. government services beginning on
October 1. On October 17, the partial shutdown ended after Congress agreed to fund the government until January 15, 2014, and raise the debt limit through February 7. Near period-end, the Fed left its monetary policy unchanged as it awaited more evidence of a sustainable economic expansion.
The Fed noted that although the government’s fiscal policy may have restrained growth, the economy maintained its underlying strength.

Rising corporate profits and generally favorable economic data bolstered investor confidence, helping markets overcome brief periods of sell-offs in reaction to Fed statements and to Washington’s fiscal negotiations. U.S.
stocks generated strong 12-month returns as the Standard & Poor’s
500 Index (S&P 500®) and Dow Jones Industrial Average (DJIA) reached

1. Source: Bureau of Labor Statistics.

Annual Report | 3

all-time highs during the period. Additionally, small- and mid-capitalization stocks, as measured by the Russell 2000® Index and the Russell Midcap®
Index, reached record highs during the 12-month period and outperformed the S&P 500 and DJIA.2 Investor concerns about the shutdown pushed the
10-year U.S. Treasury note yield to 2.57% at fiscal year-end from 1.72%
on October 31, 2012. During much of the 12-month period, investors sought higher bond yields and were willing to assume some additional risk. Below-investment-grade corporate bonds, as measured by the Credit
Suisse High Yield Index, outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index.

The foregoing information reflects our analysis and opinions as of October 31, 2013. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

2. RUSSELL® is a trademark of the Frank Russell Company.

4 | Annual Report

Franklin Balanced Fund

Your Fund's Goal and Main Investments: Franklin Balanced Fund seeks both income and capital appreciation by investing in a combination of stocks, convertible securities and debt securities. The Fund will normally invest at least 25% of its total assets in equity securities (primarily common and preferred stock) and at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

This annual report for Franklin Balanced Fund covers the fiscal year ended October 31, 2013.

Performance Overview

For the 12 months under review, Franklin Balanced Fund – Class A delivered a +12.51% cumulative total return. In comparison, the Fund's equity benchmark, the Standard & Poor's 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a +27.18% total return.[1] The Fund's fixed income benchmark, the Barclays U.S. Aggregate Index, which tracks the U.S. investment-grade, taxable bond market, had a -1.08% return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. We may sell securities for a number of possible reasons, including the achievement of certain stock prices or credit spreads, changes in the fundamental outlook or risk/reward profile of a security, less attractive values relative to market peers, or broad economic conditions affecting certain fixed income sectors.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 62.

Annual Report | 5

Portfolio Breakdown

Franklin Balanced Fund
10/31/13

	% of Total Net Assets
Stocks	**69.1%**
Common Stocks	52.0%
Equity-Linked Securities	11.2%
Convertible Preferred Stocks	5.4%
Preferred Stocks	0.5%
Bonds	**27.4%**
Corporate Bonds	26.5%
Senior Floating Rate Interests	0.9%
Short-Term Investments & Other Net Assets	**3.5%**

Dividend Distributions*

Franklin Balanced Fund
11/1/12–10/31/13

	Dividend per Share (cents)				
Month	Class A	Class C	Class R	Class R6**	Advisor Class
November	3.00	2.39	2.83	—	3.26
December	3.00	2.38	2.82	—	3.27
January	3.00	2.38	2.82	—	3.27
February	3.00	2.38	2.82	—	3.27
March	3.00	2.37	2.81	—	3.27
April	3.00	2.37	2.81	—	3.27
May	3.00	2.37	2.81	3.37	3.27
June	3.00	2.36	2.81	3.38	3.27
July	3.00	2.36	2.81	3.38	3.27
August	3.00	2.36	2.81	3.38	3.27
September	3.00	2.36	2.82	3.39	3.28
October	3.00	2.36	2.82	3.39	3.28
Total	**36.00**	**28.44**	**33.79**	**20.29**	**39.25**

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 5/1/13, the Fund began offering Class R6 shares.

Manager's Discussion

Overall, both the equity and fixed income portions of the Fund contributed to performance for the 12 months under review. We shifted the Fund's asset mix in favor of equity holdings, reflecting our view that relative value swung in favor of equities and away from fixed income securities. Accordingly, we increased the Fund's equity weighting from 61.6% to 69.1% of total net assets, and decreased its fixed income weighting from 31.1% to 27.4%. The Fund's cash position decreased during the period to 3.5% of total net assets from 7.3%.

Despite upticks in market volatility in August and September, U.S. equity markets advanced during the period, supported by improving domestic and global economic conditions. Stocks also rallied after the U.S. Federal Reserve Board (Fed) announced it wanted to see more signs of economic progress before scaling back asset purchases that have been supporting global liquidity. In this environment, all equity sectors we invested in during the period contributed to returns, and the industrials, consumer discretionary, consumer staples and energy sectors were among the top performers.

6 | Annual Report

Nearly all of our equity industrials positions produced positive returns over the period, with contributions to the Fund's overall return aided significantly by aerospace and defense technology companies Boeing, Northrop Grumman and Raytheon. These U.S. government contractors' share prices rebounded during much of the period after they experienced pressure early in 2013 brought on by the federal budget sequester and military budget cuts. A number of top contributors came from the materials sector, including chemicals industry holdings LyondellBasell Industries, Dow Chemical and Air Products and Chemicals. In consumer staples, the Fund's position in Safeway, a leading U.S. food retailer, performed well owing to a determined effort to unlock value through portfolio repositioning and removal of non-core corporate assets. Texas Instruments in information technology also aided Fund performance, reflecting positive structural changes that focused the company on the production of analog and embedded processing technologies.

In contrast, a number of the Fund's top individual equity detractors, including Barrick Gold, AngloGold Ashanti[2] and Newmont Mining,[2] came from the materials sector. Gold and diversified metals and mining companies were hit hard during the period by plummeting precious and industrial metals prices. Contributing to the price declines were a relatively strong U.S. dollar, limited signs of inflation globally, weak global growth prospects, the anticipated end of the Fed's stimulus program, and an uptick in supply. In the recent environment, we focused our purchases on mining companies that in our view have strong balance sheets and greater diversification, in terms of geography and the types of metals they produce, as we believe they may be better able to weather a cyclical downturn and reduced profitability than smaller, single-asset or development-stage miners that tend to be more sensitive to commodity price changes. Coal producer Walter Energy,[2] another materials sector holding, also detracted from results.

The fixed income market suffered from volatility during the period. A broad bond market selloff in May and June entered a new phase in August as Treasury yields reached two-year highs, sparking widespread investor fears regarding fixed income. Bonds then rallied in September when investor anxiety subsided after the Fed left its monthly bond buying program unchanged. Other sources of bond market weakness included upbeat U.S. and European economic growth signals and subsequent longer term Fed rate hike concerns, the threat of cutbacks to global monetary stimulus programs and anemic inflation levels. At times like these we like to stress that we believe high yield bonds can better weather a rising interest rate environment as the bonds' credit spreads

2. No longer held at period-end.

Top Five Equity Holdings
Franklin Balanced Fund
10/31/13

Company *Sector/Industry*	% of Total Net Assets
Wells Fargo & Co., ord & cvt. pfd. *Financials*	1.3%
Freeport-McMoRan Copper & Gold Inc., B *Materials*	1.2%
Eli Lilly & Co. *Health Care*	1.1%
PepsiCo Inc. *Consumer Staples*	1.1%
Intel Corp. *Information Technology*	1.1%

Top Five Bond Holdings
Franklin Balanced Fund
10/31/13

Company *Sector/Industry*	% of Total Net Assets
Freescale Semiconductor Inc. *Information Technology*	0.8%
Verizon Communications Inc. *Telecommunication Services*	0.7%
Prologis LP *Financials*	0.7%
Aviation Capital Group Corp. *Industrials*	0.7%
VPII Escrow Corp. *Health Care*	0.6%

Annual Report | 7

(over investment-grade credits) help absorb the increase. Furthermore, we have actively lowered the fixed income portion’s duration to help reduce the portfolio’s interest rate sensitivity. The Fund’s fixed income sectors generally delivered positive, albeit modest, returns. Our holdings in energy, banking, communications and technology were leading contributors.3 Our positions in the transportation and capital goods sectors, however, had a slight negative impact on Fund performance.4

Most corporate bonds in the energy sector had favorable returns, and our positions in U.S. oil producers Chesapeake Energy and Plains Exploration and Production helped performance as domestic oil output levels soared.
Verizon and Sprint in the communications sector also benefited Fund results.
Other contributors came from various industries, including VPII Escrow in consumer non-cyclicals and a government-related position in Colombian integrated oil and gas company Ecopetrol in energy.5

In contrast, a few of the Fund’s holdings sold during the period modestly detracted from results. They included wireless communications site operator
American Tower (communications), oil and gas exploration and production company Apache (energy) and discount retailer Dollar General (consumer cyclical).6

3. Banking holdings are in financials in the SOI. Communications holdings are in consumer discretionary, information technology and telecommunications services in the SOI. Technology holdings are in information technology in the SOI.
4. Transportation holdings are in industrials in the SOI. Capital goods holdings are in materials in the SOI.
5. Consumer non-cyclical holdings are in consumer staples and health care in the SOI.
6. Consumer cyclical holdings are in consumer discretionary in the SOI.

8 | Annual Report

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

Edward D. Perks, CFA

Brent Loder
Blair Schmicker, CFA
Alan E. Muschott, CFA
Shawn Lyons, CFA

Portfolio Management Team
Franklin Balanced Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Performance Summary as of 10/31/13

Franklin Balanced Fund

Price and Distribution Information

Class A (Symbol: FBLAX)		Change	10/31/13	10/31/12
Net Asset Value (NAV)		+$0.79	$11.43	$10.64
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.3600			
Short-Term Capital Gain	$0.0813			
Long-Term Capital Gain	$0.0603			
Total	**$0.5016**			
Class C (Symbol: FBMCX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		+$0.77	$11.34	$10.57
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.2844			
Short-Term Capital Gain	$0.0813			
Long-Term Capital Gain	$0.0603			
Total	**$0.4260**			
Class R (Symbol: n/a)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		+$0.79	$11.45	$10.66
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.3379			
Short-Term Capital Gain	$0.0813			
Long-Term Capital Gain	$0.0603			
Total	**$0.4795**			
Class R6 (Symbol: n/a)		**Change**	**10/31/13**	**5/1/13**
Net Asset Value (NAV)		+$0.37	$11.45	$11.08
Distributions (5/1/13–10/31/13)				
Dividend Income	$0.2029			
Advisor Class (Symbol: FBFZX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		+$0.79	$11.45	$10.66
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.3925			
Short-Term Capital Gain	$0.0813			
Long-Term Capital Gain	$0.0603			
Total	**$0.5341**			

10 | Annual Report

Performance Summary *(continued)*

Performance[1]

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/R6/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	Inception (7/3/06)
Cumulative Total Return[2]		+12.51%	+102.00%	+56.62%
Average Annual Total Return[3]		+6.03%	+13.73%	+5.46%
Value of $10,000 Investment[4]		$10,603	$19,031	$14,761
Avg. Ann. Total Return (9/30/13)[5]		+2.62%	+9.43%	+5.03%
Distribution Rate[6]	2.97%			
30-Day Standardized Yield[7]	2.07% (with waiver)		2.07% (without waiver)	
Total Annual Operating Expenses[8]	1.16% (with waiver)		1.17% (without waiver)	
Class C		**1-Year**	**5-Year**	**Inception (7/3/06)**
Cumulative Total Return[2]		+11.62%	+95.01%	+48.84%
Average Annual Total Return[3]		+10.62%	+14.29%	+5.58%
Value of $10,000 Investment[4]		$11,062	$19,501	$14,884
Avg. Ann. Total Return (9/30/13)[5]		+7.19%	+9.97%	+5.17%
Distribution Rate[6]	2.50%			
30-Day Standardized Yield[7]	1.49% (with waiver)		1.49% (without waiver)	
Total Annual Operating Expenses[8]	1.86% (with waiver)		1.87% (without waiver)	
Class R		**1-Year**	**5-Year**	**Inception (7/3/06)**
Cumulative Total Return[2]		+12.26%	+99.97%	+54.65%
Average Annual Total Return[3]		+12.26%	+14.87%	+6.13%
Value of $10,000 Investment[4]		$11,226	$19,997	$15,465
Avg. Ann. Total Return (9/30/13)[5]		+8.73%	+10.55%	+5.73%
Distribution Rate[6]	2.96%			
30-Day Standardized Yield[7]	2.00% (with waiver)		2.00% (without waiver)	
Total Annual Operating Expenses[8]	1.36% (with waiver)		1.37% (without waiver)	
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				+5.15%
Aggregate Total Return[9]				+5.15%
Value of $10,000 Investment[4]				$10,515
Aggregate Total Return (9/30/13)[5,9]				+1.71%
Distribution Rate[6]	3.56%			
30-Day Standardized Yield[7]	2.65% (with waiver)		2.65% (without waiver)	
Total Annual Operating Expenses[8]	0.75% (with waiver)		0.76% (without waiver)	

Annual Report | 11

Performance Summary (continued)

Performance[1] (continued)

Advisor Class	1-Year	5-Year	Inception (7/3/06)
Cumulative Total Return[2]	+12.82%	+104.98%	+60.16%
Average Annual Total Return[3]	+12.82%	+15.44%	+6.64%
Value of $10,000 Investment[4]	$11,282	$20,498	$16,016
Avg. Ann. Total Return (9/30/13)[5]	+9.28%	+11.06%	+6.22%
Distribution Rate[6]	3.44%		
30-Day Standardized Yield[7]	2.49% (with waiver)		2.49% (without waiver)
Total Annual Operating Expenses[8]	0.86% (with waiver)		0.87% (without waiver)

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to **franklintempleton.com** or call **(800) 342-5236.***

12 | Annual Report

Performance Summary *(continued)*

Class A (7/3/06–10/31/13)

$20,000
$15,000
$10,000
$5,000
7/06
10/07
10/09
10/11
10/13
$16,184
$14,841
$14,761
Franklin Balanced Fund
S&P 500[10]
Barclays U.S. Aggregate Index[11]

Average Annual Total Return

Class A	10/31/13
1-Year	+6.03%
5-Year	+13.73%
Since Inception (7/3/06)	+5.46%

Class C (7/3/06–10/31/13)

$20,000
$15,000
$10,000
$5,000
7/06
10/07
10/09
10/11
10/13
$16,184
$14,884
$14,841
Franklin Balanced Fund
S&P 500[10]
Barclays U.S. Aggregate Index[11]

Average Annual Total Return

Class C	10/31/13
1-Year	+10.62%
5-Year	+14.29%
Since Inception (7/3/06)	+5.58%

Annual Report | 13

Performance Summary *(continued)*

Average Annual Total Return

Class R	10/31/13
1-Year	+12.26%
5-Year	+14.87%
Since Inception (7/3/06)	+6.13%

Class R (7/3/06–10/31/13)

$20,000
$15,000
$10,000
$5,000
7/06
10/07
10/09
10/11
10/13
$16,184
$15,465
$14,841
Franklin Balanced Fund
S&P 500[10]
Barclays U.S. Aggregate Index[10]

Aggregate Total Return[9]

Class R6	10/31/13
Since Inception (5/1/13)	+5.15%

Class R6 (5/1/13–10/31/13)

$15,000
$10,000
$5,000
5/13
10/13
$11,115
$10,515
$9,803
Franklin Balanced Fund
S&P 500[10]
Barclays U.S. Aggregate Index[10]

14 | Annual Report

Performance Summary *(continued)*

Advisor Class (7/3/06–10/31/13)
$20,000
$15,000
$10,000
$5,000
7/06
10/07
10/09
10/11
10/13
$16,184
$16,016
$14,841
Franklin Balanced Fund
S&P 500[10]
Barclays U.S. Aggregate Index[10]

Average Annual Total Return

Advisor Class	10/31/13
1-Year	+12.82%
5-Year	+15.44%
Since Inception (7/3/06)	+6.64%

Endnotes

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund's share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 10/31/13.
7. The 30-day standardized yield for the 30 days ended 10/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
8. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
9. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
10. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody's, Standard & Poor's and Fitch, respectively.

Annual Report | 15

Your Fund’s Expenses

Franklin Balanced Fund

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund's Expenses *(continued)*

Class A	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13–10/31/13
Actual	$1,000	$1,043.70	$5.87
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.80
Class C			
Actual	$1,000	$1,039.50	$9.46
Hypothetical (5% return before expenses)	$1,000	$1,015.93	$9.35
Class R			
Actual	$1,000	$1,042.60	$6.90
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.82
Class R6			
Actual	$1,000	$1,051.50	$3.62
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.57
Advisor Class			
Actual	$1,000	$1,046.10	$4.33
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.14%; C: 1.84%; R: 1.34%; R6: 0.70%; and Advisor: 0.84%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 17

Franklin Convertible Securities Fund

Your Fund's Goal and Main Investments: Franklin Convertible Securities Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

Portfolio Breakdown
Franklin Convertible Securities Fund
Based on Total Net Assets as of 10/31/13

Convertible Bonds 66.3%
Convertible Preferred Stocks 23.1%
Common Stocks & Other Equity Interests 4.6%
Short-Term Investments & Other Net Assets 6.0%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This annual report for Franklin Convertible Securities Fund covers the fiscal year ended October 31, 2013.

Performance Overview

For the 12 months under review, Franklin Convertible Securities Fund – Class A delivered a +22.92% cumulative total return. In comparison, the Fund's benchmark, the BofA Merrill Lynch (BofAML) All Total Return Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, posted a +25.35% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 21.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 73.

18 | Annual Report

Investment Strategy

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like — reducing their ability to appreciate with increases in the underlying common stock — we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

Manager's Discussion

Most sectors the Fund invested in rose in value, as did the majority of the portfolio's individual securities, supporting overall performance during the Fund's fiscal year. Investments in the information technology (IT), health care, consumer discretionary and industrials sectors accounted for the greater part of the Fund's total return. Within IT, the Fund's holdings of convertible bonds issued by semiconductor and semiconductor equipment companies, such as Microchip Technology and a new position in Micron Technology, enjoyed some of the largest gains. Biotechnology firms Biomarin Pharmaceutical and Gilead Sciences (sold by period-end) as well as Omnicare, which provides pharmacy services to elder care facilities, were key contributors in the health care sector. Top-performing consumer discretionary holdings included Goodyear Tire & Rubber convertible preferred shares and Iconix Brand Group convertible bonds. In the industrials sector, trucking company Swift Transportation convertible preferred stock was a standout performer.

Despite the Fund's positive results this reporting period, there were a few disappointments in the portfolio. Our materials sector holdings detracted from performance as metals and mining firms struggled in a challenging pricing environment. On an individual security basis, key detractors included AngloGold Ashanti Holdings Finance (sold by period-end) and Molycorp convertible bonds and Cliffs Natural Resources convertible preferred shares.

Top 10 Holdings

Franklin Convertible Securities Fund
10/31/13

Company *Sector/Industry*	% of Total Net Assets
Micron Technology Inc. *Information Technology*	2.3%
Electronic Arts Inc. *Information Technology*	2.2%
Swift Transportation Co. *Industrials*	2.2%
Microchip Technology Inc. *Information Technology*	2.2%
Iconix Brand Group Inc. *Consumer Discretionary*	2.1%
United Technologies Corp. *Industrials*	2.1%
NextEra Energy Inc. *Utilities*	2.1%
Concur Technologies Inc. *Information Technology*	2.1%
SanDisk Corp. *Information Technology*	2.0%
Priceline.com Inc. *Consumer Discretionary*	2.0%

Annual Report | 19

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

Alan E. Muschott, CFA

Matthew Quinlan

J. Blair Schmicker, CFA

Portfolio Management Team
Franklin Convertible Securities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

20 | Annual Report

Performance Summary as of 10/31/13

Franklin Convertible Securities Fund

Price and Distribution Information

Class A (Symbol: FISCX)		Change	10/31/13	10/31/12
Net Asset Value (NAV)		+$2.89	$17.82	$14.93
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.4735			
Class C (Symbol: FROTX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		+$2.85	$17.60	$14.75
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.3569			
Advisor Class (Symbol: FCSZX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		+$2.89	$17.83	$14.94
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.5133			

Annual Report | 21

Performance Summary *(continued)*

Performance[1]

*Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. **Class A:** 5.75% maximum initial sales charge; **Class C:** 1% contingent deferred sales charge in first year only; **Advisor Class:** no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[2]		+22.92%	+129.13%	+122.37%
Average Annual Total Return[3]		+15.86%	+16.64%	+7.68%
Value of $10,000 Investment[4]		$11,586	$21,592	$20,955
Avg. Ann. Total Return (9/30/13)[5]		+13.48%	+11.34%	+7.91%
Distribution Rate[6]	2.50%			
30-Day Standardized Yield[7]	1.08% (with waiver)		1.08% (without waiver)	
Total Annual Operating Expenses[8]	0.90%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+22.11%	+120.67%	+106.39%
Average Annual Total Return[3]		+21.11%	+17.15%	+7.51%
Value of $10,000 Investment[4]		$12,111	$22,067	$20,639
Avg. Ann. Total Return (9/30/13)[5]		+18.45%	+11.83%	+7.75%
Distribution Rate[6]	2.03%			
30-Day Standardized Yield[7]	0.38% (with waiver)		0.38% (without waiver)	
Total Annual Operating Expenses[8]	1.65%			
Advisor Class[9]		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+23.21%	+132.11%	+125.56%
Average Annual Total Return[3]		+23.21%	+18.34%	+8.47%
Value of $10,000 Investment[4]		$12,321	$23,211	$22,556
Avg. Ann. Total Return (9/30/13)[5]		+20.58%	+12.95%	+8.71%
Distribution Rate[6]	2.88%			
30-Day Standardized Yield[7]	1.39% (with waiver)		1.39% (without waiver)	
Total Annual Operating Expenses[8]	0.65%			

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to **franklintempleton.com** or call **(800) 342-5236.***

22 | Annual Report

Performance Summary *(continued)*

Class A (11/1/03–10/31/13)

$25,000
$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$22,235
$20,955
Franklin Convertible Securities Fund
BofAML All Total Return Alternatives U.S. Convertibles Index[10]

Average Annual Total Return

Class A	10/31/13
1-Year	+15.86%
5-Year	+16.64%
10-Year	+7.68%

Class C (11/1/03–10/31/13)

$25,000
$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$22,235
$20,639
Franklin Convertible Securities Fund
BofAML All Total Return Alternatives U.S. Convertibles Index[10]

Average Annual Total Return

Class C	10/31/13
1-Year	+21.11%
5-Year	+17.15%
10-Year	+7.51%

Annual Report | 23

Performance Summary *(continued)*

Average Annual Total Return

Advisor Class[9]	10/31/13
1-Year	+23.21%
5-Year	+18.34%
10-Year	+8.47%

Advisor Class (11/1/03–10/31/13)[9]

$25,000
$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$22,556
$22,235
Franklin Convertible Securities Fund
BofAML All Total Return Alternatives U.S. Convertibles Index[10]

Endnotes

All investments involve risks, including possible loss of principal. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund's share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/13.
7. The 30-day standardized yield for the 30 days ended 10/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
8. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
9. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +46.40% and +7.23%.
10. Source: © 2013 Morningstar. The BofAML All Total Return Alternatives U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security.

24 | Annual Report

Your Fund’s Expenses

Franklin Convertible Securities Fund

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 25

Your Fund's Expenses *(continued)*

Class A	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13–10/31/13
Actual	$1,000	$1,108.80	$4.62
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43
Class C			
Actual	$1,000	$1,105.60	$8.54
Hypothetical (5% return before expenses)	$1,000	$1,017.09	$8.19
Advisor Class			
Actual	$1,000	$1,110.70	$3.25
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$3.11

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.87%; C: 1.61%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

26 | Annual Report

Franklin Equity Income Fund

Your Fund's Goal and Main Investments: Franklin Equity Income Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2013.

Performance Overview

For the 12 months under review, Franklin Equity Income Fund – Class A delivered a cumulative total return of +26.07%. In comparison, the Fund's benchmark, the Standard & Poor's 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +27.18% total return.[1] The Fund's peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +23.47% total return.[2] You can find the Fund's long-term performance data in the Performance Summary beginning on page 30.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on "blue chip" companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the one-year period ended 10/31/13, this category consisted of 388 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 82.

Annual Report | 27

Portfolio Breakdown
Franklin Equity Income Fund
Based on Total Net Assets as of 10/31/13

Consumer Discretionary
15.7%
Financials
14.3%
Industrials
14.3%
Information Technology
11.9%
Consumer Staples
8.2%
Health Care
8.0%
Energy
7.9%
Materials
7.2%
Utilities
6.6%
Telecommunication Services
2.6%
Short-Term Investments & Other Net Assets
3.3%

Dividend Distributions*
Franklin Equity Income Fund
11/1/12–10/31/13

	Dividend per Share (cents)				
Month	**Class A**	**Class C**	**Class R**	**Class R6****	**Advisor Class**
November	3.50	2.40	3.14	—	3.86
December***	8.13	7.01	7.75	—	8.51
January	3.50	2.38	3.12	—	3.88
February	3.50	2.38	3.12	—	3.88
March	3.50	2.28	3.08	—	3.91
April	3.50	2.28	3.08	—	3.91
May	3.70	2.48	3.28	4.37	4.11
June	3.70	2.46	3.27	4.39	4.13
July	3.70	2.46	3.27	4.39	4.13
August	3.70	2.46	3.27	4.39	4.13
September	3.70	2.40	3.26	4.41	4.14
October	3.70	2.40	3.26	4.41	4.14
Total	**47.83**	**33.39**	**42.90**	**26.36**	**52.73**

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 5/1/13, the Fund began offering Class R6 shares.

***Includes an additional 4.63 cent per share distribution to meet excise tax requirements.

dislocations that result from the market's short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager's Discussion

Every sector the Fund invested in rose in value, as did most of the portfolio's individual securities, supporting overall performance during the Fund's fiscal year. Key contributing sectors included industrials, financials, consumer discretionary and information technology (IT). The Fund's positions in aerospace and defense firms and industrial conglomerates such as Boeing, Lockheed Martin, Honeywell International and General Electric were strong performers. Other industrials sector contributors included electrical equipment manufacturer Emerson Electric and air freight and logistics provider United Parcel Service. In financials, top contributors included asset manager BlackRock, insurer Aflac and diversified financial services firm JPMorgan Chase. Within consumer discretionary, athletic equipment and apparel manufacturer NIKE and home improvement retailer Lowe's Companies led

28 | Annual Report

results. In the IT sector, networking products company Cisco Systems and electrical connector maker Molex[3] were key contributors.

Despite the Fund's positive results this reporting period, there were a few disappointments in the portfolio. Key detractors included investments in metals and mining firms AngloGold Ashanti Holdings Finance[3] and Freeport McMoRan Copper & Gold, which struggled as gold and copper prices fell during the year. A new equity-linked investment in technology giant Apple also detracted from performance during the period.

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

Alan E. Muschott, CFA

Matthew Quinlan

Kimberly Strand, CFA

Portfolio Management Team
Franklin Equity Income Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Sold by period-end.

Top 10 Holdings
Franklin Equity Income Fund
10/31/13

Company *Sector/Industry*	% of Total Net Assets
NIKE Inc., B *Consumer Discretionary*	2.2%
BlackRock Inc. *Financials*	2.1%
Roche Holding AG *Health Care*	2.1%
Emerson Electric Co. *Industrials*	2.0%
PepsiCo Inc. *Consumer Staples*	2.0%
Cisco Systems Inc. *Information Technology*	2.0%
Target Corp. *Consumer Discretionary*	2.0%
Microsoft Corp. *Information Technology*	2.0%
Ford Motor Co. *Consumer Discretionary*	2.0%
Maxim Integrated Products Inc. *Information Technology*	1.9%

Annual Report | 29

Performance Summary as of 10/31/13

Franklin Equity Income Fund

Price and Distribution Information

Class A (Symbol: FISEX)		Change	10/31/13	10/31/12
Net Asset Value (NAV)		+$4.15	$22.16	$18.01
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.4783			
Class C (Symbol: FRETX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		+$4.13	$22.04	$17.91
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.3339			
Class R (Symbol: FREIX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		+$4.16	$22.17	$18.01
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.4290			
Class R6 (Symbol: n/a)		**Change**	**10/31/13**	**5/1/13**
Net Asset Value (NAV)		+$2.18	$22.18	$20.00
Distributions (5/1/13–10/31/13)				
Dividend Income	$0.2636			
Advisor Class (Symbol: FEIFX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		+$4.17	$22.19	$18.02
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.5273			

Performance[1]

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/R6/Advisor:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[2]		+26.07%	+99.70%	+84.82%
Average Annual Total Return[3]		+18.81%	+13.48%	+5.71%
Value of $10,000 Investment[4]		$11,881	$18,816	$17,417
Avg. Ann. Total Return (9/30/13)[5]		+13.68%	+8.64%	+5.87%
Distribution Rate[6]	1.89%			
30-Day Standardized Yield[7]	1.74% (with waiver)		1.74% (without waiver)	
Total Annual Operating Expenses[8]	0.95%			

30 | Annual Report

Performance Summary *(continued)*

Performance[1] *(continued)*

Class C		1-Year	5-Year	10-Year
Cumulative Total Return[2]		+25.18%	+92.31%	+71.54%
Average Annual Total Return[3]		+24.18%	+13.97%	+5.54%
Value of $10,000 Investment[4]		$12,418	$19,231	$17,154
Avg. Ann. Total Return (9/30/13)[5]		+18.70%	+9.11%	+5.71%
Distribution Rate[6]	1.31%			
30-Day Standardized Yield[7]	1.09% (with waiver)		1.09% (without waiver)	
Total Annual Operating Expenses[8]	1.70%			
Class R		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+25.81%	+97.15%	+80.10%
Average Annual Total Return[3]		+25.81%	+14.54%	+6.06%
Value of $10,000 Investment[4]		$12,581	$19,715	$18,010
Avg. Ann. Total Return (9/30/13)[5]		+20.22%	+9.65%	+6.22%
Distribution Rate[6]	1.76%			
30-Day Standardized Yield[7]	1.60% (with waiver)		1.60% (without waiver)	
Total Annual Operating Expenses[8]	1.20%			
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				+12.30%
Aggregate Total Return[9]				+12.30%
Value of $10,000 Investment[4]				$11,230
Aggregate Total Return (9/30/13)[5, 9]				+7.77%
Distribution Rate[6]	2.39%			
30-Day Standardized Yield[7]	2.26% (with waiver)		2.26% (without waiver)	
Total Annual Operating Expenses[8]	0.53%			
Advisor Class[10]		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+26.48%	+102.41%	+87.54%
Average Annual Total Return[3]		+26.48%	+15.15%	+6.49%
Value of $10,000 Investment[4]		$12,648	$20,241	$18,754
Avg. Ann. Total Return (9/30/13)[5]		+20.86%	+10.21%	+6.65%
Distribution Rate[6]	2.24%			
30-Day Standardized Yield[7]	2.10% (with waiver)		2.09% (without waiver)	
Total Annual Operating Expenses[8]	0.70%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236****.*

Annual Report | 31

Performance Summary *(continued)*

Average Annual Total Return

Class A	10/31/13
1-Year	+18.81%
5-Year	+13.48%
10-Year	+5.71%

Class A (11/1/03–10/31/13)

$25,000
$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$21,678
$20,530
$17,417
$12,624
Franklin Equity Income Fund
S&P 500[11]
Lipper Equity Income Funds Classification Average[12]
CPI[11]

Average Annual Total Return

Class C	10/31/13
1-Year	+24.18%
5-Year	+13.97%
10-Year	+5.54%

Class C (11/1/03–10/31/13)

$25,000
$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$21,678
$20,530
$17,154
$12,624
Franklin Equity Income Fund
S&P 500[11]
Lipper Equity Income Funds Classification Average[12]
CPI[11]

32 | Annual Report

Performance Summary *(continued)*

Class R (11/1/03–10/31/13)

$25,000
$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$21,678
$20,530
$18,010
$12,624
Franklin Equity Income Fund
S&P 500[11]
Lipper Equity Income Funds Classification Average[12]
CPI[13]

Average Annual Total Return

Class R	10/31/13
1-Year	+25.81%
5-Year	+14.54%
10-Year	+6.06%

Class R6 (5/1/13–10/31/13)

$15,000
$10,000
$5,000
5/13
10/13
$11,230
$11,115
$10,821
$10,044
Franklin Equity Income Fund
S&P 500[11]
Lipper Equity Income Funds Classification Average[12]
CPI[13]

Aggregate Total Return[9]

Class R6	10/31/13
Since Inception (5/1/13)	+12.30%

Annual Report | 33

Performance Summary *(continued)*

Average Annual Total Return

Advisor Class[10]	10/31/13
1-Year	+26.48%
5-Year	+15.15%
10-Year	+6.49%

Advisor Class (11/1/03–10/31/13)[10]

$25,000
$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$21,678
$20,530
$18,754
$12,624
Franklin Equity Income Fund
S&P 500[11]
Lipper Equity Income Funds Classification Average[12]
CPI[11]

Endnotes

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate dramatically over the short term as a result of factors affecting individual companies, industries or the securities market as a whole. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund's investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 10/31/13.
7. The 30-day standardized yield for the 30 days ended 10/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
8. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
9. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
10. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.74% and +5.61%.
11. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.
12. Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/13, there were 388 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered.

34 | Annual Report

Your Fund’s Expenses

Franklin Equity Income Fund

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 35

Your Fund's Expenses *(continued)*

Class A	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13–10/31/13
Actual	$1,000	$1,110.90	$4.74
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53
Class C			
Actual	$1,000	$1,107.00	$8.76
Hypothetical (5% return before expenses)	$1,000	$1,016.89	$8.39
Class R			
Actual	$1,000	$1,110.00	$6.06
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.80
Class R6			
Actual	$1,000	$1,123.00	$2.73
Hypothetical (5% return before expenses)	$1,000	$1,022.63	$2.60
Advisor Class			
Actual	$1,000	$1,113.20	$3.41
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89%; C: 1.65%; R: 1.14%; R6: 0.51%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

36 | Annual Report

Franklin Limited Maturity U.S. Government Securities Fund

Your Fund's Goal and Main Investments: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years[1] and issued or guaranteed by the U.S. government, its agencies or instrumentalities.[2] Some of the Fund's investments may include securities issued or guaranteed by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.[3]

Portfolio Breakdown
Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/13

Mortgage-Backed Securities 44.6%
U.S. Government & Agency Securities 42.2%
Asset-Backed & Commercial Mortgage-Backed Securities 9.1%
Repurchase Agreements 2.1%
Money Market Funds 2.0%

This annual report for Franklin Limited Maturity U.S. Government Securities Fund covers the period ended October 31, 2013.

1. In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

2. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-sponsored entities, as to timely payment of principal and interest.

3. Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. government. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 88.

Annual Report | 37

Dividend Distributions*

Franklin Limited Maturity U.S. Government Securities Fund
11/1/12–10/31/13

	Dividend per Share (cents)		
Month	**Class A**	**Class R6****	**Advisor Class**
November	1.8427	—	1.9262
December***	3.5085	—	3.6041
January	1.8153	—	1.9007
February	1.7316	—	1.8086
March	1.5958	—	1.6728
April	1.8883	—	1.9786
May	1.8903	2.0021	1.9754
June	1.6819	1.8485	1.7594
July	1.9406	2.1346	2.0298
August	1.8068	2.0293	1.8881
September	1.7544	1.9840	1.8383
October	1.5638	1.7862	1.6451
Total	**23.0200**	**11.7847**	**24.0271**

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 5/1/13, the Fund began offering Class R6 shares.

***Includes distributions of 1.62 and 1.63 cents per share for Classes A and Advisor, which represent the remaining undistributed net investment income at the time the Fund converted to a variable-pay dividend.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

Performance Overview

For the 12 months under review, Franklin Limited Maturity U.S. Government Securities Fund – Class A had a -0.29% cumulative total return. In comparison, the Fund's primary benchmark, the Barclays U.S. Treasury Index: 1-5 Year Component, which tracks U.S. Treasury securities with one to five years remaining maturity, posted a +0.35% total return.[4] Also for comparison, the Fund's secondary benchmark, the Barclays U.S. Treasury Index: 1-3 Year Component, which tracks U.S. Treasury securities with one to three years remaining maturity, returned +0.53%.[4] You can find the Fund's long-term performance data in the Performance Summary beginning on page 41.

4. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

38 | Annual Report

Investment Strategy

We currently maintain the portfolio’s average dollar-weighted maturity between one and five years. The Fund’s average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.2 Some of the Fund’s investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).3 The Fund’s
portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

Manager’s Discussion

The Fund invested in U.S. Treasuries, agency debentures, agency mortgage pass-through securities, other U.S. government related bonds and cash investments. During the 12-month period, we looked for strong valuations within lower interest rate risk government bond markets.

Markets were volatile over the period given uncertainty regarding global economic growth, the political climate and domestic fiscal policy. In this environment, however, some sectors typically regarded as riskier performed better than U.S. Treasuries and higher quality agency securities.

Agency adjustable-rate and fixed-rate mortgages contributed to relative performance. In contrast, Treasury Inflation Protected Securities (TIPS)
were a slight detractor from performance versus the benchmark Barclays
U.S. Treasury Index: 1–5 Year Component. Our lower interest rate risk positioning also detracted from relative performance.

The Fund’s primary sector exposure remained in agency mortgages and agency debentures as a result of their return potential and income advantage over Treasuries. However, we decreased exposure to agency debentures as they had become fully valued in our assessment and increased our exposure to adjustable-rate and fixed-rate agency mortgage-backed securities. We also pared our TIPS exposure to allow for larger exposures to what we viewed as more attractive sectors such as agency adjustable-rate mortgage securities.

Annual Report | 39

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

Kent Burns, CFA

Paul Varunok

Portfolio Management Team
Franklin Limited Maturity
U.S. Government Securities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

40 | Annual Report

Performance Summary as of 10/31/13

Franklin Limited Maturity U.S. Government Securities Fund

Price and Distribution Information

Class A (Symbol: FRGVX)		Change	10/31/13	10/31/12
Net Asset Value (NAV)		-$0.26	$10.04	$10.30
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.230200			
Class R6 (Symbol: FLMRX)		**Change**	**10/31/13**	**5/1/13**
Net Asset Value (NAV)		-$0.14	$10.03	$10.17
Distributions (5/1/13–10/31/13)				
Dividend Income	$0.117847			
Advisor Class (Symbol: FSUAX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		-$0.26	$10.03	$10.29
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.240271			

Annual Report | 41

Performance Summary *(continued)*

Performance[1]

Cumulative total return excludes sales charges. Aggregate and average annual total returns include maximum sales charges. ***Class A:*** *2.25% maximum initial sales charge;* ***Class R6/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[2]		-0.29%	+13.26%	+31.74%
Average Annual Total Return[3]		-2.56%	+2.06%	+2.56%
Avg. Ann. Total Return (9/30/13)[4]		-2.80%	+2.01%	+2.49%
Distribution Rate[5]	1.83%			
30-Day Standardized Yield[6]	0.31% (with waiver)		0.31% (without waiver)	
Total Annual Operating expenses[7]	0.77%			
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				-0.22%
Aggregate Total Return[8]				-0.22%
Aggregate Total Return (9/30/13)[4, 8]				-0.29%
Distribution Rate[5]	2.14%			
30-Day Standardized Yield[6]	0.60% (with waiver)		0.60% (without waiver)	
Total Annual Operating expenses[7]	0.55%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		-0.19%	+13.83%	+33.09%
Average Annual Total Return[3]		-0.19%	+2.63%	+2.90%
Avg. Ann. Total Return (9/30/13)[4]		-0.34%	+2.60%	+2.83%
Distribution Rate[5]	1.97%			
30-Day Standardized Yield[6]	0.42% (with waiver)		0.42% (without waiver)	
Total Annual Operating expenses[7]	0.67%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

42 | Annual Report

Performance Summary *(continued)*

Class A (11/1/03–10/31/13)

$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$13,704
$12,965
$12,876
$12,624
Franklin Limited Maturity U.S. Government Securities Fund
Barclays U.S. Treasury Index: 1-3 Year Component[9]
Barclays U.S. Treasury Index: 1-5 Year Component[9]
CPI[9]

Average Annual Total Return

Class A	10/31/13
1-Year	-2.56%
5-Year	+2.06%
10-Year	+2.56%

Class R6 (5/1/13–10/31/13)

$15,000
$10,000
$5,000
5/13
10/13
$10,044
$10,018
$9,980
$9,978
Franklin Limited Maturity U.S. Government Securities Fund
Barclays U.S. Treasury Index: 1-3 Year Component[9]
Barclays U.S. Treasury Index: 1-5 Year Component[9]
CPI[9]

Aggregate Total Return[7]

Class R6	10/31/13
Since Inception (5/1/13)	-0.22%

Annual Report | 43

Performance Summary *(continued)*

Average Annual Total Return

Advisor Class	10/31/13
1-Year	-0.19%
5-Year	+2.63%
10-Year	+2.90%

Advisor Class (11/1/03–10/31/13)

$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$13,704
$13,309
$12,965
$12,624
Franklin Limited Maturity U.S. Government Securities Fund
Barclays U.S. Treasury Index: 1-5 Year Component[9]
Barclays U.S. Treasury Index: 1-3 Year Component[9]
CPI[9]

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund's share price and yield. Bond prices, and thus a fund's share price, generally move in the opposite direction of interest rates. Therefore, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Changes in the financial strength of a bond issuer or in a bond's credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Class R6 and Advisor Class) per share on 10/31/13.
6. The 30-day standardized yield for the 30 days ended 10/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
7. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
9. Source: © 2013 Morningstar. The Barclays U.S. Treasury Index: 1-5 Year Component is the 1-5 year component of the Barclays U.S. Treasury Index, which covers public obligations of the U.S. Treasury with a remaining maturity of one year or more. The Barclays U.S. Treasury Index: 1-3 Year Component is the 1-3 year component of the Barclays U.S. Treasury Index. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

44 | Annual Report

Your Fund’s Expenses

Franklin Limited Maturity U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the
5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 45

Your Fund's Expenses *(continued)*

Class A	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13–10/31/13
Actual	$1,000	$ 996.70	$4.03
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08
Class R6			
Actual	$1,000	$ 997.80	$2.72
Hypothetical (5% return before expenses)	$1,000	$1,022.48	$2.75
Advisor Class			
Actual	$1,000	$ 997.20	$3.52
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.57

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.80%; R6: 0.54%; and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

46 | Annual Report

Franklin Real Return Fund

Your Fund's Goal and Main Investments: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. Managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

Portfolio Breakdown
Franklin Real Return Fund
Based on Total Net Assets as of 10/31/13

U.S. Treasury Inflation Protected Securities	48.6%
Foreign Government Debt Securities	18.0%
Corporate Bonds*	10.6%
Natural Resources – Common Stocks**	8.9%
Exchange Traded Funds	6.6%
Short-Term Investments & Other Net Assets	7.3%

*Includes Senior Floating Rate Interests.
**In the SOI, the natural resources sector comprises energy and materials.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

We are pleased to bring you Franklin Real Return Fund's annual report for the fiscal year ended October 31, 2013.

Performance Overview

For the 12 months under review, Franklin Real Return Fund – Class A posted a +1.34% cumulative total return. In comparison, the Fund's benchmark, the Barclays U.S. TIPS Index, which tracks the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity, had a -6.39% total return.[1] Also for comparison, the Consumer Price Index (CPI) for

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged. The Barclays U.S. TIPS Index includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 96.

Annual Report | 47

Dividend Distributions*

Franklin Real Return Fund
11/1/12–10/31/13

Month	Dividend per Share (cents)			
	Class A	Class C	Class R6**	Advisor Class
November***	5.25	4.90	—	5.47
November	2.87	2.47	—	3.12
December†	5.78	5.40	—	6.02
January††	—	—	—	—
February††	—	—	—	—
March††	—	—	—	—
April††	—	—	—	—
May	3.47	1.67	4.77	4.65
June††	—	—	—	—
July	3.17	2.78	3.52	3.42
August	1.71	1.36	2.06	1.93
September	1.86	1.51	2.20	2.08
October	2.24	1.85	2.63	2.49
Total	**26.35**	**21.94**	**15.18**	**29.18**

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 5/1/13, the Fund began offering Class R6 shares.

***The Fund paid two distributions in November. The distribution scheduled to be paid in October 2012 was paid in November because of the market's closure following Hurricane Sandy.

†Distributions are higher than in other months primarily due to the inclusion of net foreign currency gains to meet excise tax requirements.

††The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund's primary investments.

Urban Consumers (All Items) NSA (non-seasonally adjusted), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 0.96% for the same period.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 50.

Investment Strategy

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

48 | Annual Report

Manager's Discussion

We invested the Fund's assets in the allowable sectors during the fiscal year. At period-end, just under half of total net assets were invested in Treasury Inflation Protected Securities (TIPS) after we pared exposure to allow for larger exposures to what we considered more attractive sectors. For diversification, we also allocated the Fund's assets to short-term, non-U.S. dollar securities, natural resources, real estate investment trusts (REITs), high yield bonds and corporate loans. We employed a non-U.S. dollar strategy to help hedge against U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

Our diversified mix of inflation-sensitive assets performed relatively well over the period. In particular, our exposures to natural resources, high yield securities and non-U.S dollar holdings were strong contributors to performance. Our allocations to REITs and corporate loans also provided positive boosts to performance. In contrast, the Fund's exposures to TIPS and foreign currencies were detractors.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

T. Anthony Coffey, CFA

Kent Burns, CFA

Portfolio Management Team
Franklin Real Return Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 49

Performance Summary as of 10/31/13

Franklin Real Return Fund

Price and Distribution Information

Class A (Symbol: FRRAX)		Change	10/31/13	10/31/12
Net Asset Value (NAV)		-$0.12	$10.82	$10.94
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.2635			
Class C (Symbol: FRRCX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		-$0.11	$10.76	$10.87
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.2194			
Class R6 (Symbol: n/a)		**Change**	**10/31/13**	**5/1/13**
Net Asset Value (NAV)		-$0.16	$10.85	$11.01
Distributions (5/1/13–10/31/13)				
Dividend Income	$0.1518			
Advisor Class (Symbol: FARRX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		-$0.12	$10.85	$10.97
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.2918			

50 | Annual Report

Performance Summary *(continued)*

Performance[1]

Cumulative total return excludes sales charges. Aggregate and average annual total returns include maximum sales charges. ***Class A:*** *4.25% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in the first year only;* ***Class R6/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	Inception (11/17/04)
Cumulative Total Return[2]		+1.34%	+26.77%	+44.06%
Average Annual Total Return[3]		-3.00%	+3.96%	+3.66%
Avg. Ann. Total Return (9/30/13)[4]		-4.27%	+2.15%	+3.55%
Distribution Rate[5]	2.38%			
30-Day Standardized Yield[6]	0.86% (with waiver)		0.67% (without waiver)	
Total Annual Operating Expenses[7]	0.91% (with waiver)		1.07% (without waiver)	
Class C		**1-Year**	**3-Year**	**Inception (11/3/08)**
Cumulative Total Return[2]		+1.03%	+4.96%	+24.07%
Average Annual Total Return[3]		+0.04%	+1.63%	+4.42%
Avg. Ann. Total Return (9/30/13)[4]		-1.34%	+1.59%	+4.22%
Distribution Rate[5]	2.06%			
30-Day Standardized Yield[6]	0.49% (with waiver)		0.28% (without waiver)	
Total Annual Operating Expenses[7]	1.31% (with waiver)		1.47% (without waiver)	
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				-0.06%
Aggregate Total Return[8]				-0.06%
Aggregate Total Return (9/30/13)[4, 8]				-1.40%
Distribution Rate[5]	2.91%			
30-Day Standardized Yield[6]	1.29% (with waiver)		1.13% (without waiver)	
Total Annual Operating Expenses[7]	0.53% (with waiver)		0.69% (without waiver)	
Advisor Class		**1-Year**	**5-Year**	**Inception (11/17/04)**
Cumulative Total Return[2]		+1.60%	+28.38%	+47.43%
Average Annual Total Return[3]		+1.60%	+5.12%	+4.43%
Avg. Ann. Total Return (9/30/13)[4]		+0.25%	+3.29%	+4.32%
Distribution Rate[5]	2.75%			
30-Day Standardized Yield[6]	1.16% (with waiver)		0.96% (without waiver)	
Total Annual Operating Expenses[7]	0.66% (with waiver)		0.82% (without waiver)	

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

Annual Report | 51

Performance Summary *(continued)*

Average Annual Total Return

Class A	10/31/13
1-Year	-3.00%
5-Year	+3.96%
Since Inception (11/17/04)	+3.66%

Class A (11/17/04–10/31/13)

$20,000
$15,000
$10,000
$5,000
11/04
10/07
10/09
10/11
10/13
$15,437
$13,799
$12,230
Franklin Real Return Fund
Barclays U.S. TIPS Index
CPI

Average Annual Total Return

Class C	10/31/13
1-Year	+0.04%
3-Year	+1.63%
Since Inception (11/3/08)	+4.42%

Class C (11/3/08–10/31/13)

$20,000
$15,000
$10,000
$5,000
11/08
10/09
10/11
10/13
$14,263
$12,407
$10,784
Franklin Real Return Fund
Barclays U.S. TIPS Index
CPI

52 | Annual Report

Performance Summary *(continued)*

Class R6 (5/1/13–10/31/13)

$15,000
$10,000
$5,000
5/13
10/13
$10,044
$9,994
$9,337
Franklin Real Return Fund
Barclays U.S. TIPS Index[6]
CPI[6]

Aggregate Total Return[8]

Class R6	10/31/13
Since Inception (5/1/13)	-0.06%

Advisor Class (11/17/04–10/31/13)

$20,000
$15,000
$10,000
$5,000
11/04
10/07
10/09
10/11
10/13
$15,437
$14,743
$12,230
Franklin Real Return Fund
Barclays U.S. TIPS Index[6]
CPI[6]

Average Annual Total Return

Advisor Class	10/31/13
1-Year	+1.60%
5-Year	+5.12%
Since Inception (11/17/04)	+4.43%

Annual Report | 53

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund's share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund's share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond's credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.
Class R6: Shares are available to certain eligible investors as described in the prospectus.
Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/14 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 10/31/13.
6. The 30-day standardized yield for the 30 days ended 10/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
7. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
9. Source: © 2013 Morningstar. The Barclays U.S. TIPS Index comprises U.S. TIPS rated investment grade (Baa3/BBB- or better) with at least one year to final maturity and at least $250 million par amount outstanding. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

54 | Annual Report

Your Fund’s Expenses

Franklin Real Return Fund

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 55

Your Fund's Expenses *(continued)*

Class A	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13–10/31/13
Actual	$1,000	$ 995.10	$4.53
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58
Class C			
Actual	$1,000	$ 993.80	$6.53
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61
Class R6			
Actual	$1,000	$ 999.40	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.58	$2.65
Advisor Class			
Actual	$1,000	$ 997.10	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%; C: 1.30%; R6: 0.52%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

56 | Annual Report

Franklin Investors Securities Trust

Financial Highlights

Franklin Balanced Fund

Class A	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.64	$ 9.87	$9.61	$8.55	$7.00
Income from investment operations[a]:					
Net investment income[b]	0.27	0.30	0.32	0.31	0.35
Net realized and unrealized gains (losses)	1.02	0.83	0.30	1.11	1.59
Total from investment operations	1.29	1.13	0.62	1.42	1.94
Less distributions from:					
Net investment income	(0.36)	(0.36)	(0.36)	(0.36)	(0.39)
Net realized gains	(0.14)	(—)[c]	—	—	—
Total distributions	(0.50)	(0.36)	(0.36)	(0.36)	(0.39)
Net asset value, end of year	$11.43	$10.64	$9.87	$9.61	$8.55
Total return[d]	12.51%	11.70%	6.51%	16.95%	29.03%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.12%	1.15%	1.17%	1.23%	1.26%
Expenses net of waiver and payments by affiliates	1.10%[e]	1.01%	1.01%	1.02%	0.99%
Net investment income	2.51%	2.95%	3.27%	3.44%	4.69%
Supplemental data					
Net assets, end of year (000's)	$1,354,710	$627,287	$218,625	$146,699	$88,376
Portfolio turnover rate	58.52%	58.59%	70.76%	54.12%	73.57%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[e]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Balanced Fund

Class C	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.57	$ 9.81	$9.54	$8.49	$6.96
Income from investment operations[a]:					
Net investment income[b]	0.20	0.23	0.25	0.24	0.29
Net realized and unrealized gains (losses)	0.99	0.82	0.31	1.11	1.59
Total from investment operations	1.19	1.05	0.56	1.35	1.88
Less distributions from:					
Net investment income	(0.28)	(0.29)	(0.29)	(0.30)	(0.35)
Net realized gains	(0.14)	(—)[c]	—	—	—
Total distributions	(0.42)	(0.29)	(0.29)	(0.30)	(0.35)
Net asset value, end of year	$11.34	$10.57	$9.81	$9.54	$8.49
Total return[d]	11.62%	10.91%	5.91%	16.12%	28.08%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.82%	1.85%	1.87%	1.92%	1.96%
Expenses net of waiver and payments by affiliates	1.80%[e]	1.71%	1.71%	1.71%	1.69%
Net investment income	1.81%	2.25%	2.57%	2.75%	3.99%
Supplemental data					
Net assets, end of year (000's)	$354,359	$187,991	$85,302	$47,219	$19,423
Portfolio turnover rate	58.52%	58.59%	70.76%	54.12%	73.57%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Amount rounds to less than $0.01 per share.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[e]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Balanced Fund

Class R	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.66	$ 9.89	$9.62	$8.56	$7.00
Income from investment operations[a]:					
Net investment income[b]	0.26	0.29	0.31	0.28	0.32
Net realized and unrealized gains (losses)	1.01	0.82	0.30	1.12	1.62
Total from investment operations	1.27	1.11	0.61	1.40	1.94
Less distributions from:					
Net investment income	(0.34)	(0.34)	(0.34)	(0.34)	(0.38)
Net realized gains	(0.14)	(—)[c]	—	—	—
Total distributions	(0.48)	(0.34)	(0.34)	(0.34)	(0.38)
Net asset value, end of year	$11.45	$10.66	$9.89	$9.62	$8.56
Total return	12.26%	11.46%	6.39%	16.70%	28.73%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.32%	1.35%	1.37%	1.42%	1.48%
Expenses net of waiver and payments by affiliates	1.30%[d]	1.21%	1.21%	1.21%	1.21%
Net investment income	2.31%	2.75%	3.07%	3.25%	4.47%
Supplemental data					
Net assets, end of year (000's)	$3,253	$2,378	$1,928	$677	$175
Portfolio turnover rate	58.52%	58.59%	70.76%	54.12%	73.57%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Balanced Fund

Class R6	Period Ended October 31, 2013[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$11.08
Income from investment operations[b]:	
Net investment income[c]	0.19
Net realized and unrealized gains (losses)	0.38
Total from investment operations	0.57
Less distributions from net investment income	(0.20)
Net asset value, end of period	$11.45
Total return[d]	5.15%
Ratios to average net assets[e]	
Expenses before waiver and payments by affiliates	1.82%
Expenses net of waiver and payments by affiliates[f]	0.70%
Net investment income	2.91%
Supplemental data	
Net assets, end of period (000's)	$5
Portfolio turnover rate	58.52%

[a]For the period May 1, 2013 (effective date) to October 31, 2013.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Balanced Fund

Advisor Class	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.66	$ 9.89	$9.62	$8.56	$7.01
Income from investment operations[a]:					
Net investment income[b]	0.30	0.34	0.35	0.34	0.37
Net realized and unrealized gains (losses)	1.02	0.82	0.31	1.11	1.59
Total from investment operations	1.32	1.16	0.66	1.45	1.96
Less distributions from:					
Net investment income	(0.39)	(0.39)	(0.39)	(0.39)	(0.41)
Net realized gains	(0.14)	(—)[c]	—	—	—
Total distributions	(0.53)	(0.39)	(0.39)	(0.39)	(0.41)
Net asset value, end of year	$11.45	$10.66	$9.89	$9.62	$8.56
Total return	12.82%	12.01%	6.93%	17.30%	29.32%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	0.82%	0.85%	0.87%	0.92%	0.98%
Expenses net of waiver and payments by affiliates	0.80%[d]	0.71%	0.71%	0.71%	0.71%
Net investment income	2.81%	3.25%	3.57%	3.75%	4.97%
Supplemental data					
Net assets, end of year (000's)	$68,201	$13,779	$7,477	$3,299	$1,861
Portfolio turnover rate	58.52%	58.59%	70.76%	54.12%	73.57%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013

Franklin Balanced Fund	Country	Shares	Value
Common Stocks 52.0%			
Consumer Discretionary 2.5%			
Comcast Corp., A	United States	300,000	$ 14,274,001
McDonald's Corp.	United States	200,000	19,304,000
Target Corp.	United States	180,000	11,662,200
			45,240,201
Consumer Staples 4.9%			
The Coca-Cola Co.	United States	400,000	15,828,000
Kellogg Co.	United States	300,000	18,975,000
Mead Johnson Nutrition Co., A	United States	100,000	8,166,000
PepsiCo Inc.	United States	235,000	19,761,150
The Procter & Gamble Co.	United States	120,000	9,690,000
Safeway Inc.	United States	400,000	13,960,000
			86,380,150
Energy 7.9%			
BP PLC, ADR	United Kingdom	300,000	13,950,000
Chevron Corp.	United States	120,000	14,395,200
[a]Cobalt International Energy Inc.	United States	100,000	2,321,000
Diamond Offshore Drilling Inc.	United States	210,000	13,005,300
Exxon Mobil Corp.	United States	100,000	8,962,000
Kinder Morgan Inc.	United States	400,000	14,124,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	200,000	13,332,000
Schlumberger Ltd.	United States	200,000	18,744,000
Total SA, B, ADR	France	150,000	9,177,000
Transocean Ltd.	United States	300,000	14,121,000
The Williams Cos. Inc.	United States	500,000	17,855,000
			139,986,500
Financials 2.1%			
Digital Realty Trust Inc.	United States	300,000	14,298,000
JPMorgan Chase & Co.	United States	230,000	11,854,200
MetLife Inc.	United States	56,700	2,682,477
Wells Fargo & Co.	United States	200,000	8,538,000
			37,372,677
Health Care 2.5%			
Eli Lilly & Co.	United States	400,000	19,928,000
Johnson & Johnson	United States	150,000	13,891,500
Merck & Co. Inc.	United States	250,000	11,272,500
			45,092,000
Industrials 9.4%			
The Boeing Co.	United States	135,020	17,620,110
Caterpillar Inc.	United States	200,000	16,672,000
Deere & Co.	United States	200,000	16,368,000
Emerson Electric Co.	United States	250,000	16,742,500
General Electric Co.	United States	599,998	15,683,948
Norfolk Southern Corp.	United States	175,000	15,053,500
Northrop Grumman Corp.	United States	100,000	10,751,000
Raytheon Co.	United States	210,000	17,297,700

62 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Balanced Fund	Country	Shares	Value
Common Stocks (continued)			
Industrials (continued)			
Republic Services Inc.	United States	350,000	$ 11,714,500
United Parcel Service Inc., B	United States	175,000	17,192,000
Waste Management Inc.	United States	300,000	13,062,000
			168,157,258
Information Technology 5.9%			
Analog Devices Inc.	United States	350,000	17,255,000
Cisco Systems Inc.	United States	750,000	16,875,000
Corning Inc.	United States	150,202	2,566,952
Intel Corp.	United States	800,000	19,544,000
International Business Machines Corp.	United States	100,000	17,921,000
QUALCOMM Inc.	United States	200,000	13,894,000
Texas Instruments Inc.	United States	425,000	17,884,000
			105,939,952
Materials 10.4%			
Agrium Inc.	Canada	200,000	17,064,000
Air Products and Chemicals Inc.	United States	80,000	8,720,800
BHP Billiton Ltd., ADR	Australia	250,000	17,672,500
The Dow Chemical Co.	United States	480,000	18,945,600
E. I. du Pont de Nemours and Co.	United States	275,000	16,830,000
Freeport-McMoRan Copper & Gold Inc., B	United States	600,000	22,056,000
LyondellBasell Industries NV, A	United States	200,000	14,920,000
The Mosaic Co.	United States	200,000	9,170,000
Nucor Corp.	United States	350,000	18,119,500
Potash Corp. of Saskatchewan Inc.	Canada	450,000	13,995,000
Praxair Inc.	United States	100,000	12,471,000
Rio Tinto PLC, ADR	United Kingdom	300,000	15,210,000
			185,174,400
Telecommunication Services 2.0%			
AT&T Inc.	United States	500,000	18,100,000
Verizon Communications Inc.	United States	350,000	17,678,500
			35,778,500
Utilities 4.4%			
Duke Energy Corp.	United States	200,000	14,346,000
Hawaiian Electric Industries Inc.	United States	500,000	13,285,000
NextEra Energy Inc.	United States	100,000	8,475,000
Portland General Electric Co.	United States	400,000	11,480,000
The Southern Co.	United States	450,000	18,409,500
Xcel Energy Inc.	United States	400,000	11,544,000
			77,539,500
Total Common Stocks (Cost $828,492,436)			926,661,138
[b]**Equity-Linked Securities 11.2%**			
Consumer Discretionary 1.3%			
Credit Suisse New York into Chipotle Mexican Grill Inc., 7.00%	United States	31,000	10,537,396
[c]Credit Suisse New York into Johnson Controls Inc., 6.50%, 144A	United States	304,000	12,865,614
			23,403,010

Annual Report | 63

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Balanced Fund	Country	Shares	Value
[b] **Equity-Linked Securities (continued)**			
Energy 4.0%			
[c] Bank of America Corp. into Schlumberger Ltd., 6.00%, 144A	United States	155,000	$ 14,369,027
[c] Barclays Bank PLC into Alpha Natural Resources Inc., 12.50%, 144A	United States	300,000	2,222,496
[c] Barclays Bank PLC into Peabody Energy Corp., 10.00%, 144A	United States	635,000	12,843,256
[c] Credit Suisse New York into Halliburton Co., 6.50%, 144A	United States	296,000	14,728,457
[c] JPMorgan Chase & Co. into Anadarko Petroleum Corp., 5.00%, 144A	United States	135,000	12,638,700
[c] Morgan Stanley Inc. into Cobalt International Energy Inc., 8.00%, 144A	United States	620,000	15,148,956
			71,950,892
Financials 0.8%			
[c] Citigroup Inc. into Bank of America Corp., 6.00%, 144A	United States	578,000	8,383,948
[c] Citigroup Inc. into Bank of America Corp., 7.00%, 144A	United States	375,000	5,069,400
			13,453,348
Industrials 0.5%			
[c] Credit Suisse New York into Deere & Co., 6.50%, 144A	United States	100,000	8,313,070
Information Technology 2.3%			
[c] Barclays Bank PLC into Broadcom Corp., 6.50%, 144A	United States	286,000	8,028,764
[c] Citigroup Inc. into Intel Corp., 7.50%, 144A	United States	400,000	9,937,080
[c] The Goldman Sachs Group Inc. into Apple Inc., 9.00%, 144A	United States	20,000	10,729,690
[c] Morgan Stanley Inc. into Applied Materials Inc., 6.00%, 144A	United States	750,000	13,095,375
			41,790,909
Materials 2.3%			
[c] Barclays Bank PLC into The Mosaic Co., 7.50%, 144A	United States	120,000	5,820,048
[c] The Goldman Sachs Group Inc. into LyondellBasell Industries NV, 8.00%, 144A	United States	140,000	9,897,230
[c] JPMorgan Chase & Co. into Freeport-McMoRan Copper & Gold Inc., 9.00%, 144A	United States	450,000	16,559,280
[c] Morgan Stanley into Barrick Gold Corp., 9.00%, 144A	Canada	400,000	8,033,160
			40,309,718
Total Equity-Linked Securities (Cost $197,997,640)			199,220,947
Convertible Preferred Stocks 5.4%			
Consumer Discretionary 0.9%			
General Motors Co., 4.75%, cvt. pfd., B	United States	300,000	15,396,000
Energy 1.0%			
[c] Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	6,000	7,076,280
[c] Sanchez Energy Corp., 4.875%, cvt. pfd., 144A	United States	60,000	4,266,492
[c] Sanchez Energy Corp., 6.50%, cvt. pfd., B, 144A	United States	90,000	6,739,200
			18,081,972
Financials 1.8%			
Bank of America Corp., 7.25%, cvt. pfd., L	United States	12,901	13,900,827
MetLife Inc., 5.00%, cvt. pfd.	United States	100,000	2,873,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	12,500	14,284,500
			31,058,327

64 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Balanced Fund	Country	Shares	Value
Convertible Preferred Stocks (continued)			
Industrials 0.4%			
[c]Swift Transportation Co., 6.00%, cvt. pfd., 144A	United States	250,000	$ 4,524,400
United Technologies Corp., 7.50%, cvt. pfd.	United States	43,800	2,771,664
			7,296,064
Materials 0.1%			
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	80,000	1,924,000
Utilities 1.2%			
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	300,000	16,251,000
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	100,000	5,773,950
			22,024,950
Total Convertible Preferred Stocks (Cost $79,771,528)			95,781,313
Preferred Stocks 0.5%			
Financials 0.5%			
Ally Financial Inc., 8.50%, pfd., A	United States	120,300	3,248,100
Citigroup Capital XIII, 8.75%, pfd.	United States	37,000	1,017,500
U.S. Bancorp, 6.00%, pfd., G	United States	180,000	4,890,600
Total Preferred Stocks (Cost $8,238,988)			9,156,200
		Principal Amount*	
Corporate Bonds 26.5%			
Consumer Discretionary 2.3%			
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.75%, 1/15/24	United States	10,000,000	9,500,000
DISH DBS Corp., senior note, 5.875%, 7/15/22	United States	6,000,000	6,172,500
Ford Motor Credit Co. LLC, senior note, 3.00%, 6/12/17	United States	6,000,000	6,249,474
International Game Technology, senior bond, 5.35%, 10/15/23	United States	5,000,000	5,201,535
[c]S.A.C.I. Falabella, senior note, 144A, 3.75%, 4/30/23	Chile	7,000,000	6,475,000
Trinity Acquisition PLC, senior note, 4.625%, 8/15/23	United Kingdom	7,000,000	7,016,310
			40,614,819
Consumer Staples 1.4%			
Energizer Holdings Inc., senior note, 4.70%, 5/24/22	United States	5,000,000	5,086,655
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	5,000,000	4,980,150
Lorillard Tobacco Co., senior note, 2.30%, 8/21/17	United States	10,000,000	10,108,030
Safeway Inc., senior note, 3.40%, 12/01/16	United States	5,000,000	5,163,100
			25,337,935
Energy 4.2%			
Chesapeake Energy Corp., senior note, 5.375%, 6/15/21	United States	7,500,000	7,837,500
Ecopetrol SA, senior note, 5.875%, 9/18/23	Colombia	10,000,000	10,875,700
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	10,000,000	9,556,010
[c,d]Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	3,100,000	3,043,998
Offshore Group Investment Ltd., senior bond, first lien, 7.125%, 4/01/23	United States	4,600,000	4,703,500
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	4,000,000	4,150,000
[c]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	3,000,000	3,053,190
Phillips 66, senior note, 1.95%, 3/05/15	United States	7,500,000	7,621,950

Annual Report | 65

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Balanced Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Plains Exploration & Production Co., senior note,			
6.125%, 6/15/19	United States	2,900,000	$ 3,171,498
6.50%, 11/15/20	United States	5,000,000	5,510,690
[c]Sabine Pass Liquefaction LLC, secured note, 144A, 5.625%, 2/01/21	United States	7,500,000	7,612,500
SandRidge Energy Inc., senior note, 7.50%, 2/15/23	United States	2,700,000	2,814,750
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,000,000	3,986,172
			73,937,458
Financials 7.6%			
[e]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18,			
FRN thereafter, Perpetual	United States	10,000,000	11,226,430
Capital One Financial Corp., senior note, 2.15%, 3/23/15	United States	7,000,000	7,119,784
Citigroup Inc., sub. bond, 5.50%, 9/13/25	United States	10,000,000	10,623,110
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter,			
5/24/28	Germany	10,000,000	9,161,000
[e]General Electric Capital Corp., junior sub. bond, 7.125% to 6/15/22,			
FRN thereafter, Perpetual	United States	8,000,000	8,934,576
Healthcare Realty Trust Inc., senior note, 5.75%, 1/15/21	United States	5,000,000	5,517,785
HSBC Finance Corp., senior sub. bond, 6.676%, 1/15/21	United States	2,000,000	2,327,002
[c,f]ING Bank NV, senior note, 144A, FRN, 1.891%, 9/25/15	Netherlands	5,000,000	5,102,375
[e]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/19,			
FRN thereafter, Perpetual	United States	10,000,000	11,035,470
[c]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,516,550
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	1,500,000	1,694,718
[e]PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23,			
FRN thereafter, Perpetual	United States	12,000,000	10,980,000
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	12,165,432
[c]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	2,890,024	2,991,729
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	5,000,000	5,100,000
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	4,000,000	4,150,000
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	7,000,000	7,826,385
SLM Corp., 5.50%, 1/15/19	United States	7,200,000	7,485,199
U.S. Bank NA, sub. note, 3.778% to 4/29/18, FRN thereafter, 4/29/20	United States	4,500,000	4,686,602
			135,644,147
Health Care 2.0%			
Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000	10,093,250
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000	10,046,830
Express Scripts Holding Co., senior note, 4.75%, 11/15/21	United States	2,500,000	2,703,628
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	2,000,000	2,084,574
[c]VPII Escrow Corp., senior note, 144A, 6.75%, 8/15/18	United States	10,400,000	11,440,000
			36,368,282
Industrials 1.1%			
[c]Air Canada 2013-1A Pass Through Trust, first lien,			
144A, 4.125%, 11/15/26	Canada	7,000,000	6,693,750
[c]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	12,000,000	12,155,016
			18,848,766

66 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Balanced Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Information Technology 2.1%			
[c]Freescale Semiconductor Inc.,			
secured note, 144A, 5.00%, 5/15/21	United States	8,500,000	$ 8,287,500
[g]senior secured note, 144A, 6.00%, 1/15/22	United States	6,100,000	6,183,875
[c,h]Healthcare Technology Inc., senior note, 144A, PIK, 7.375%, 9/01/18	United States	5,000,000	5,193,750
Hewlett-Packard Co., 2.60%, 9/15/17	United States	6,000,000	6,105,582
Symantec Corp., senior note, 2.75%, 6/15/17	United States	7,000,000	7,167,713
ViaSat Inc., senior note, 6.875%, 6/15/20	United States	5,000,000	5,250,000
			38,188,420
Materials 1.7%			
[c]Alpek SA de CV, senior note, 144A, 4.50%, 11/20/22	Mexico	5,000,000	4,829,225
[c]Cemex SAB de CV,			
secured note, 144A, 5.875%, 3/25/19	Mexico	2,000,000	1,966,250
senior secured note, 144A, 6.50%, 12/10/19	Mexico	6,000,000	6,123,750
[c]Crown Americas LLC/Crown Americas Capital Corp IV, senior bond, 144A, 4.50%, 1/15/23	United States	5,000,000	4,712,500
[c]Glencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	United States	10,000,000	9,520,770
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	4,000,000	3,989,624
			31,142,119
Telecommunication Services 1.6%			
[c]Sprint Corp., senior note, 144A, 7.875%, 9/15/23	United States	9,400,000	10,222,500
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	5,000,000	4,984,550
Verizon Communications Inc., senior bond, 6.55%, 9/15/43	United States	11,000,000	12,800,612
			28,007,662
Utilities 2.5%			
[c]Calpine Corp., senior secured, first lien, 144A, 6.00%, 1/15/22	United States	7,400,000	7,696,000
[c,e]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	9,847,760
[c]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,429,025
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000	10,368,750
[c]NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 144A, 6.875%, 10/15/21	United States	10,000,000	10,275,000
			43,616,535
Total Corporate Bonds (Cost $458,211,630)			471,706,143
[f,i]**Senior Floating Rate Interests 0.9%**			
Energy 0.6%			
Drillships Financing Holding Inc., Tranche B-2 Term Loan, 5.50%, 7/15/16	Marshall Islands	9,975,000	10,112,156
Information Technology 0.3%			
First Data Corp., 2018 Term Loan, 4.17%, 3/24/18	United States	5,000,000	5,014,585
Total Senior Floating Rate Interests (Cost $14,615,945)			15,126,741
Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $30,518) 0.0%[†]			
Financials 0.0%[†]			
[f]Accredited Mortgage Loan Trust, 2005-3, A1, FRN, 0.41%, 9/25/35	United States	30,499	30,103

Annual Report | 67

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Balanced Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities 0.0%†			
Federal National Mortgage Association (FNMA) Fixed Rate 0.0%†			
FNMA 30 Year, 6.00%, 8/01/36	United States	37,671	$ 41,347
FNMA 30 Year, 6.50%, 4/01/36	United States	26,041	28,793
Total Mortgage-Backed Securities (Cost $62,986)			70,140
Total Investments before Short Term Investments (Cost $1,587,421,671)			1,717,752,725
Short Term Investments 2.6%			
U.S. Government and Agency Securities (Cost $24,999,902) 1.4%			
[j,k] U.S. Treasury Bill, 11/07/13	United States	25,000,000	24,999,925
Total Investments before Money Market Funds (Cost $1,612,421,573)			1,742,752,650
		Shares	
Money Market Funds (Cost $22,073,968) 1.2%			
[a,l] Institutional Fiduciary Trust Money Market Portfolio	United States	22,073,968	22,073,968
Total Investments (Cost $1,634,495,541) 99.1%			1,764,826,618
Options Written (0.0)%†			(24,600)
Other Assets, less Liabilities 0.9%			15,726,609
Net Assets 100.0%			$1,780,528,627

		Number of Contracts	
[m] **Options Written (Premiums received $101,084) (0.0)%†**			
Puts — Exchange-Traded (0.0)%†			
Information Technology (0.0)%†			
Apple Inc., November Strike Price $485, Expires 11/16/13	United States	200	$ (24,600)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[a] Non-income producing.

[b] See Note 1(g) regarding equity-linked securities.

[c] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2013, the aggregate value of these securities was $378,030,686, representing 21.23% of net assets.

[d] See Note 1(f) regarding loan participation notes.

[e] Perpetual security with no stated maturity date.

[f] The coupon rate shown represents the rate at period end.

[g] Security purchased on a when-issued basis. See Note 1(d).

[h] Income may be received in additional securities and/or cash.

[i] See Note 1(h) regarding senior floating rate interests.

[j] The security is traded on a discount basis with no stated coupon rate.

[k] Security or a portion of the security has been pledged as collateral for written option contracts. At October 31, 2013, the value of this security pledged as collateral was $10,186,969, representing 0.57% of net assets.

[l] See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

[m] See Note 1(e) regarding written options.

68 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Balanced Fund

At October 31, 2013, the fund had the following forward exchange contracts outstanding. See Note 1(e).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Swiss Franc	DBAB	Buy	106,375	$ 116,067	4/16/14	$ 1,382	$ —
Swiss Franc	DBAB	Sell	106,375	118,221	4/16/14	773	—
Swiss Franc	DBAB	Buy	3,806,375	4,210,592	4/16/15	11,559	—
Swiss Franc	DBAB	Sell	3,806,375	4,285,011	4/16/15	62,859	—
Unrealized appreciation (depreciation)						76,573	—
Net unrealized appreciation (depreciation)						$76,573	

See Abbreviations on page 139.

Franklin Investors Securities Trust

Financial Highlights

Franklin Convertible Securities Fund

Class A	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$14.93	$14.37	$14.55	$12.28	$ 9.48
Income from investment operations[a]:					
Net investment income[b]	0.37	0.41	0.42	0.37	0.35
Net realized and unrealized gains (losses)	2.99	0.67	(0.06)	2.42	3.04
Total from investment operations	3.36	1.08	0.36	2.79	3.39
Less distributions from net investment income	(0.47)	(0.52)	(0.54)	(0.52)	(0.59)
Net asset value, end of year	$17.82	$14.93	$14.37	$14.55	$12.28
Total return[c]	22.92%	7.66%	2.35%	23.17%	37.35%
Ratios to average net assets					
Expenses	0.88%[d]	0.90%	0.88%	0.90%	0.96%[d]
Net investment income	2.25%	2.84%	2.77%	2.78%	3.35%
Supplemental data					
Net assets, end of year (000's)	$844,498	$602,804	$704,844	$651,012	$542,741
Portfolio turnover rate	34.69%	12.82%	23.24%	29.56%	47.18%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[d]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Convertible Securities Fund

Class C	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$14.75	$14.21	$14.39	$12.16	$ 9.39
Income from investment operations[a]:					
Net investment income[b]	0.24	0.30	0.30	0.27	0.27
Net realized and unrealized gains (losses)	2.97	0.65	(0.06)	2.38	3.01
Total from investment operations	3.21	0.95	0.24	2.65	3.28
Less distributions from net investment income	(0.36)	(0.41)	(0.42)	(0.42)	(0.51)
Net asset value, end of year	$17.60	$14.75	$14.21	$14.39	$12.16
Total return[c]	22.11%	6.79%	1.60%	22.16%	36.36%
Ratios to average net assets					
Expenses	1.63%[d]	1.65%	1.63%	1.65%	1.71%[d]
Net investment income	1.50%	2.09%	2.02%	2.03%	2.60%
Supplemental data					
Net assets, end of year (000's)	$273,132	$211,630	$232,471	$222,201	$192,297
Portfolio turnover rate	34.69%	12.82%	23.24%	29.56%	47.18%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[d]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Convertible Securities Fund

Advisor Class	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$14.94	$14.38	$14.56	$12.29	$ 9.48
Income from investment operations[a]:					
Net investment income[b]	0.41	0.45	0.47	0.41	0.39
Net realized and unrealized gains (losses)	2.99	0.66	(0.08)	2.41	3.03
Total from investment operations	3.40	1.11	0.39	2.82	3.42
Less distributions from net investment income	(0.51)	(0.55)	(0.57)	(0.55)	(0.61)
Net asset value, end of year	$17.83	$14.94	$14.38	$14.56	$12.29
Total return	23.21%	7.93%	2.60%	23.45%	37.81%
Ratios to average net assets					
Expenses	0.63%[c]	0.65%	0.63%	0.65%	0.71%[c]
Net investment income	2.50%	3.09%	3.02%	3.03%	3.60%
Supplemental data					
Net assets, end of year (000's)	$387,528	$196,765	$181,611	$68,526	$32,003
Portfolio turnover rate	34.69%	12.82%	23.24%	29.56%	47.18%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013

Franklin Convertible Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 4.6%			
Consumer Discretionary 0.0%[†]			
[a] Motors Liquidation Co., GUC Trust, Escrow Account	United States	9,475	$ 343,943
Energy 1.2%			
Apache Corp.	United States	199,823	17,744,282
Financials 1.5%			
The Hartford Financial Services Group Inc.	United States	403,764	13,606,847
MetLife Inc.	United States	189,378	8,959,473
			22,566,320
Industrials 0.8%			
Nielsen Holdings NV	United States	327,543	12,918,296
Information Technology 0.2%			
NetApp Inc.	United States	65,567	2,544,655
Utilities 0.9%			
PPL Corp.	United States	435,125	13,327,879
Total Common Stocks and Other Equity Interests (Cost $63,149,594)			69,445,375
Convertible Preferred Stocks 23.1%			
Consumer Discretionary 3.6%			
General Motors Co., 4.75%, cvt. pfd., B	United States	488,300	25,059,556
The Goodyear Tire & Rubber Co., 5.875%, cvt. pfd.	United States	498,000	29,850,120
[a] Motors Liquidation Co., Escrow Account, cvt. pfd., D	United States	376,200	3,762
			54,913,438
Energy 4.0%			
[b] Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	18,500	21,818,530
[b] Sanchez Energy Corp., 6.50%, cvt. pfd., B, 144A	United States	236,000	17,671,680
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	200,000	20,510,000
			60,000,210
Financials 3.4%			
Affiliated Managers Group Inc., 5.10%, cvt. pfd.	United States	397,700	26,471,906
MetLife Inc., 5.00%, cvt. pfd.	United States	334,000	9,595,820
Wintrust Financial Corp., 5.00%, cvt. pfd.	United States	12,300	14,722,608
			50,790,334
Industrials 6.1%			
Stanley Black & Decker Inc., 4.75%, cvt. pfd.	United States	207,600	26,510,520
[b] Swift Transportation Co., 6.00%, cvt. pfd., 144A	United States	1,841,000	33,317,682
United Technologies Corp., 7.50%, cvt. pfd.	United States	500,100	31,646,328
			91,474,530
Materials 1.8%			
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	395,000	9,499,750
Cliffs Natural Resources Inc., 7.00%, cvt. pfd.	United States	792,000	17,986,320
			27,486,070
Utilities 4.2%			
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	220,000	11,930,600
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	220,000	11,917,400

Annual Report | 73

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Convertible Securities Fund	Country	Shares	Value
Convertible Preferred Stocks (continued)			
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	400,000	$ 23,095,800
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	164,000	8,339,400
PPL Corp., 8.75%, cvt. pfd.	United States	150,000	7,920,000
			63,203,200
Total Convertible Preferred Stocks (Cost $302,141,765)			347,867,782
		Principal Amount*	
Convertible Bonds 66.3%			
Consumer Discretionary 16.3%			
[b]Ctrip.com International Ltd., cvt., senior note, 144A, 1.25%, 10/15/18	China	9,200,000	9,594,956
Iconix Brand Group Inc., cvt., senior sub. note, 2.50%, 6/01/16	United States	24,890,000	32,341,443
International Game Technology, cvt., senior note, 3.25%, 5/01/14	United States	21,200,000	23,452,500
[b]Jarden Corp., cvt., senior sub. note, 144A, 1.875%, 9/15/18	United States	19,800,000	26,241,600
[b]Liberty Interactive LLC, cvt., senior note, 144A, 0.75%, 3/30/43	United States	17,250,000	20,754,079
Liberty Interactive LLC into Motorola Solutions Inc., cvt., senior deb., 3.50%, 1/15/31	United States	8,000,000	4,229,000
[b]Liberty Media Corp., cvt., senior note, 144A, 1.375%, 10/15/23	United States	21,200,000	22,352,750
MGM Resorts International, cvt., senior note, 4.25%, 4/15/15	United States	24,500,000	30,073,750
Outerwall Inc., cvt., senior note, 4.00%, 9/01/14	United States	14,000,000	22,609,300
[b]Priceline.com Inc., cvt., senior note, 144A, 0.35%, 6/15/20	United States	28,000,000	30,660,000
[b]Shutterfly Inc., cvt., senior note, 144A, 0.25%, 5/15/18	United States	21,665,000	23,121,538
			245,430,916
Energy 1.5%			
Cobalt International Energy Inc., cvt., senior note, 2.625%, 12/01/19	United States	19,900,000	20,464,165
[b]James River Coal Co., cvt., senior note, 144A, 10.00%, 6/01/18	United States	5,500,000	2,742,300
			23,206,465
Financials 2.6%			
Forest City Enterprises Inc., cvt., senior note, 4.25%, 8/15/18	United States	20,000,000	22,937,500
Leucadia National Corp., cvt., senior sub. note, 3.75%, 4/15/14	United States	3,600,000	4,857,750
[c]MF Global Holdings Ltd., cvt., senior note, 1.875%, 2/01/16	United States	25,000,000	11,625,000
			39,420,250
Health Care 11.2%			
BioMarin Pharmaceutical Inc., cvt.,			
senior note, 1.875%, 4/23/17	United States	3,300,000	10,289,813
senior sub. note, 0.75%, 10/15/18	United States	6,000,000	6,243,750
senior sub. note, 1.50%, 10/15/20	United States	11,700,000	12,065,625
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	22,500,000	27,351,562
Corsicanto Ltd., cvt., senior bond, 3.50%, 1/15/32	United States	12,500,000	8,679,688
HeartWare International Inc., cvt., senior note, 3.50%, 12/15/17	United States	10,000,000	11,087,500
Mylan Inc., cvt., senior note, 3.75%, 9/15/15	United States	9,500,000	27,336,250
Omnicare Inc., cvt., senior sub. note, 3.50%, 2/15/44	United States	25,563,000	24,684,272
[b]Pacira Pharmaceuticals Inc., cvt., senior note, 144A, 3.25%, 2/01/19	United States	5,880,000	12,391,982
Salix Pharmaceuticals Ltd., cvt., senior note, 2.75%, 5/15/15	United States	17,000,000	27,828,150
			167,958,592

74 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Convertible Securities Fund	Country	Principal Amount*	Value
Convertible Bonds (continued)			
Industrials 1.2%			
[b]L-3 Communications Corp., cvt., senior bond, 144A, 3.00%, 8/01/35	United States	15,000,000	$ 17,193,750
Information Technology 27.7%			
[c,d]BearingPoint Liquidating Trust	United States	14,000,000	—
Bottomline Technologies Inc., cvt., senior note, 1.50%, 12/01/17	United States	14,900,000	18,485,312
[b]Concur Technologies Inc., cvt., senior note, 144A,			
2.50%, 4/15/15	United States	3,900,000	7,868,250
0.50%, 6/15/18	United States	19,700,000	23,344,500
Electronic Arts Inc., cvt., senior note, 0.75%, 7/15/16	United States	30,000,000	33,412,500
EMC Corp., cvt., senior note, 1.75%, 12/01/13	United States	14,000,000	21,166,320
Intel Corp., cvt.,			
[b]junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	21,529,375
junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	2,266,250
[b]JDS Uniphase Corp., cvt., 144A, 0.625%, 8/15/33	United States	28,000,000	29,522,500
[b]Microchip Technology Inc., cvt., junior sub. note,			
144A, 2.125%, 12/15/37	United States	20,000,000	33,300,000
[b]Micron Technology Inc., cvt., senior bond, F, 144A, 2.125%, 2/15/33	United States	19,800,000	34,507,704
[b]NetSuite Inc., cvt., senior note, 144A, 0.25%, 6/01/18	United States	27,100,000	29,979,375
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	18,000,000	30,028,500
Nuance Communications Inc., cvt.,			
senior bond, 2.75%, 8/15/27	United States	4,990,000	5,258,213
senior note, 2.75%, 11/01/31	United States	13,400,000	13,148,750
[b]Salesforce.com Inc., cvt., senior note, 144A, 0.25%, 4/01/18	United States	28,000,000	30,625,000
[b]SanDisk Corp., cvt., senior note, 144A, 0.50%, 10/15/20	United States	30,000,000	30,712,500
[b]VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%, 8/15/37	United States	14,000,000	23,345,000
Xilinx Inc., cvt., senior note, 2.625%, 6/15/17	United States	18,000,000	28,710,000
			417,210,049
Materials 4.2%			
ArcelorMittal, cvt., senior note, 5.00%, 5/15/14	Luxembourg	10,000,000	10,195,150
[b]B2gold Corp., cvt., senior sub. note, 144A, 3.25%, 10/01/18	Canada	15,400,000	14,970,340
Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	20,000,000	25,309,060
Kaiser Aluminum Corp., cvt., senior note, 4.50%, 4/01/15	United States	4,000,000	5,775,174
Molycorp Inc., cvt., senior note, 5.50%, 2/01/18	United States	7,360,000	6,527,400
			62,777,124
Utilities 1.6%			
CMS Energy Corp., cvt., senior note, 5.50%, 6/15/29	United States	12,000,000	24,120,000
Total Convertible Bonds (Cost $827,528,825)			997,317,146
Total Investments before Short Term Investments (Cost $1,192,820,184)			1,414,630,303
		Shares	
Short Term Investments 7.1%			
Money Market Funds (Cost $75,080,581) 5.0%			
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	75,080,581	75,080,581

Annual Report | 75

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Convertible Securities Fund	Country	Principal Amount*	Value
Short Term Investments (continued)			
Repurchase Agreements (Cost $31,513,499) 2.1%			
[f]Joint Repurchase Agreement, 0.083%, 11/01/13 (Maturity Value $31,513,572)	United States	31,513,499	$ 31,513,499
BNP Paribas Securities Corp. (Maturity Value $3,133,710)			
Credit Suisse Securities (USA) LLC (Maturity Value $4,700,249)			
Deutsche Bank Securities Inc. (Maturity Value $12,163,924)			
HSBC Securities (USA) Inc. (Maturity Value $6,580,348)			
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $3,055,241)			
Morgan Stanley & Co. LLC (Maturity Value $1,880,100)			
Collateralized by U.S. Government Agency Securities, 0.15% - 5.50%, 12/16/13 - 3/30/16; U.S. Government Agency Securities, Strips, 6/01/17; U.S. Government Agency Securities, zero cpn., 2/18/14; [g]U.S. Treasury Bills, 11/29/13 - 9/18/14; U.S. Treasury Bonds, 7.50% - 10.625%, 8/15/15 - 8/15/17; U.S. Treasury Notes, 0.125% - 4.875%, 11/15/13 - 7/31/18; and U.S. Treasury Notes, Index Linked, 0.125% - 2.625%, 4/15/14 - 7/15/18 (valued at $32,145,495)			
Total Investments (Cost $1,299,414,264) 101.1%			1,521,224,383
Other Assets, less Liabilities (1.1)%			(16,065,913)
Net Assets 100.0%			$1,505,158,470

See Abbreviations on page 139.

[†]Rounds to less than 0.1% of net assets.

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2013, the aggregate value of these securities was $517,565,391, representing 34.39% of net assets.

[c]See Note 8 regarding defaulted securities.

[d]See Note 9 regarding restricted securities.

[e]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

[f]See Note 1(c) regarding joint repurchase agreement.

[g]The security is traded on a discount basis with no stated coupon rate.

Franklin Investors Securities Trust

Financial Highlights

Franklin Equity Income Fund

Class A	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$18.01	$16.58	$15.93	$14.06	$12.88
Income from investment operations[a]:					
Net investment income[b]	0.44	0.41	0.41	0.44	0.39
Net realized and unrealized gains (losses)	4.19	1.46	0.75	1.85	1.29
Total from investment operations	4.63	1.87	1.16	2.29	1.68
Less distributions from net investment income	(0.48)	(0.44)	(0.51)	(0.42)	(0.50)
Net asset value, end of year	$22.16	$18.01	$16.58	$15.93	$14.06
Total return[c]	26.07%	11.43%	7.27%	16.48%	13.77%
Ratios to average net assets					
Expenses	0.91%[d]	0.95%	0.96%	0.98%[d]	1.04%[d]
Net investment income	2.19%	2.36%	2.48%	2.96%	3.19%
Supplemental data					
Net assets, end of year (000's)	$1,637,089	$1,305,791	$1,105,132	$799,585	$540,127
Portfolio turnover rate	33.18%	19.71%	19.45%	11.35%	43.75%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[d]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Equity Income Fund

Class C	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$17.91	$16.50	$15.85	$14.00	$12.83
Income from investment operations[a]:					
Net investment income[b]	0.28	0.28	0.29	0.33	0.30
Net realized and unrealized gains (losses)	4.18	1.45	0.74	1.82	1.28
Total from investment operations	4.46	1.73	1.03	2.15	1.58
Less distributions from net investment income	(0.33)	(0.32)	(0.38)	(0.30)	(0.41)
Net asset value, end of year	$22.04	$17.91	$16.50	$15.85	$14.00
Total return[c]	25.18%	10.56%	6.44%	15.59%	12.94%
Ratios to average net assets					
Expenses	1.66%[d]	1.70%	1.71%	1.73%[d]	1.79%[d]
Net investment income	1.44%	1.61%	1.73%	2.21%	2.44%
Supplemental data					
Net assets, end of year (000's)	$208,325	$134,746	$118,686	$97,305	$86,152
Portfolio turnover rate	33.18%	19.71%	19.45%	11.35%	43.75%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[d]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Equity Income Fund

Class R	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$18.01	$16.58	$15.93	$14.07	$12.89
Income from investment operations[a]:					
Net investment income[b]	0.39	0.37	0.38	0.41	0.36
Net realized and unrealized gains (losses)	4.20	1.46	0.73	1.83	1.29
Total from investment operations	4.59	1.83	1.11	2.24	1.65
Less distributions from net investment income	(0.43)	(0.40)	(0.46)	(0.38)	(0.47)
Net asset value, end of year	$22.17	$18.01	$16.58	$15.93	$14.07
Total return	25.81%	11.16%	7.00%	16.09%	13.49%
Ratios to average net assets					
Expenses	1.16%[c]	1.20%	1.21%	1.23%[c]	1.29%[c]
Net investment income	1.94%	2.11%	2.23%	2.71%	2.94%
Supplemental data					
Net assets, end of year (000's)	$5,844	$4,940	$3,830	$3,589	$4,218
Portfolio turnover rate	33.18%	19.71%	19.45%	11.35%	43.75%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Equity Income Fund

Class R6	Period Ended October 31, 2013[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$20.00
Income from investment operations[b]:	
Net investment income[c]	0.26
Net realized and unrealized gains (losses)	2.18
Total from investment operations	2.44
Less distributions from net investment income	(0.26)
Net asset value, end of period	$22.18
Total return[d]	12.30%
Ratios to average net assets[e]	
Expenses before waiver and payments by affiliates	2.16%
Expenses net of waiver and payments by affiliates[f]	0.51%
Net investment income	2.59%
Supplemental data	
Net assets, end of period (000's)	$6
Portfolio turnover rate	33.18%

[a]For the period May 1, 2013 (effective date) to October 31, 2013.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Equity Income Fund

Advisor Class	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$18.02	$16.59	$15.94	$14.07	$12.88
Income from investment operations[a]:					
Net investment income[b]	0.48	0.45	0.45	0.48	0.42
Net realized and unrealized gains (losses)	4.22	1.46	0.75	1.85	1.30
Total from investment operations	4.70	1.91	1.20	2.33	1.72
Less distributions from net investment income	(0.53)	(0.48)	(0.55)	(0.46)	(0.53)
Net asset value, end of year	$22.19	$18.02	$16.59	$15.94	$14.07
Total return	26.48%	11.69%	7.54%	16.76%	14.12%
Ratios to average net assets					
Expenses	0.66%[c]	0.70%	0.71%	0.73%[c]	0.79%[c]
Net investment income	2.44%	2.61%	2.73%	3.21%	3.44%
Supplemental data					
Net assets, end of year (000's)	$17,534	$10,527	$7,467	$4,183	$2,142
Portfolio turnover rate	33.18%	19.71%	19.45%	11.35%	43.75%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013

Franklin Equity Income Fund	Country	Shares	Value
Common Stocks 87.5%			
Consumer Discretionary 13.3%			
[a]ClubCorp Holdings Inc.	United States	935,900	$ 12,999,651
Comcast Corp., A	United States	600,960	28,593,677
Ford Motor Co.	United States	2,132,500	36,487,075
Las Vegas Sands Corp.	United States	450,000	31,599,000
Lowe's Cos. Inc.	United States	600,000	29,868,000
McDonald's Corp.	United States	323,200	31,195,264
NIKE Inc., B	United States	530,700	40,205,832
Target Corp.	United States	571,500	37,027,485
			247,975,984
Consumer Staples 8.2%			
Diageo PLC, ADR	United Kingdom	284,000	36,235,560
Kellogg Co.	United States	405,800	25,666,850
Mead Johnson Nutrition Co., A	United States	415,200	33,905,232
PepsiCo Inc.	United States	448,900	37,748,001
The Procter & Gamble Co.	United States	237,700	19,194,275
			152,749,918
Energy 6.9%			
BP PLC, ADR	United Kingdom	391,271	18,194,102
Chevron Corp.	United States	172,400	20,681,104
Exxon Mobil Corp.	United States	367,234	32,911,511
Royal Dutch Shell PLC, A, ADR	United Kingdom	512,000	34,129,920
Schlumberger Ltd.	United States	250,000	23,430,000
			129,346,637
Financials 12.8%			
Aflac Inc.	United States	536,200	34,842,276
Bank of America Corp.	United States	974,700	13,606,812
BlackRock Inc.	United States	129,700	39,015,057
JPMorgan Chase & Co.	United States	691,500	35,639,910
Marsh & McLennan Cos. Inc.	United States	497,700	22,794,660
MetLife Inc.	United States	394,568	18,667,012
People's United Financial Inc.	United States	1,200,000	17,316,000
T. Rowe Price Group Inc.	United States	347,800	26,923,198
Wells Fargo & Co.	United States	725,000	30,950,250
			239,755,175
Health Care 8.0%			
Bristol-Myers Squibb Co.	United States	298,700	15,687,724
Johnson & Johnson	United States	332,000	30,746,520
Pfizer Inc.	United States	979,300	30,044,924
Roche Holding AG	Switzerland	139,000	38,492,779
Sanofi, ADR	France	659,200	35,254,016
			150,225,963
Industrials 13.8%			
The Boeing Co.	United States	218,200	28,475,100
Cummins Inc.	United States	223,500	28,388,970
Emerson Electric Co.	United States	569,000	38,105,930

82 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Equity Income Fund	Country	Shares	Value
Common Stocks (continued)			
Industrials (continued)			
General Electric Co.	United States	1,228,500	$ 32,112,990
Honeywell International Inc.	United States	393,800	34,154,274
Lockheed Martin Corp.	United States	254,900	33,988,366
Republic Services Inc.	United States	998,100	33,406,407
United Parcel Service Inc., B	United States	306,600	30,120,384
			258,752,421
Information Technology 10.9%			
CA Inc.	United States	1,144,700	36,355,672
Cisco Systems Inc.	United States	1,665,333	37,469,992
Intel Corp.	United States	1,200,000	29,316,000
Maxim Integrated Products Inc.	United States	1,226,000	36,412,200
Microsoft Corp.	United States	1,034,100	36,555,435
Paychex Inc.	United States	629,100	26,585,766
			202,695,065
Materials 5.9%			
BHP Billiton PLC	United Kingdom	842,500	26,085,070
The Dow Chemical Co.	United States	613,000	24,195,110
E. I. du Pont de Nemours and Co.	United States	532,100	32,564,520
Potash Corp. of Saskatchewan Inc.	Canada	858,600	26,702,460
			109,547,160
Telecommunication Services 2.6%			
AT&T Inc.	United States	634,410	22,965,642
Vodafone Group PLC, ADR	United Kingdom	697,600	25,685,632
			48,651,274
Utilities 5.1%			
Dominion Resources Inc.	United States	391,100	24,932,625
Duke Energy Corp.	United States	419,690	30,104,364
Great Plains Energy Inc.	United States	595,240	13,952,425
PG&E Corp.	United States	617,900	25,859,115
			94,848,529
Total Common Stocks (Cost $1,250,523,849)			1,634,548,126
[b]**Equity-Linked Securities 4.0%**			
Consumer Discretionary 1.7%			
[c]Deutsche Bank AG into Amazon.com Inc., 5.50%, 144A	United States	97,500	31,299,742
Information Technology 1.0%			
[c]Barclays Bank PLC into Apple Inc., 7.50%, 144A	United States	37,000	19,699,374
Materials 1.3%			
Credit Suisse New York into Freeport-McMoRan Copper & Gold Inc., 8.40%, cvt. pfd., B	United States	615,000	23,649,395
Total Equity-Linked Securities (Cost $71,265,132)			74,648,511

Annual Report | 83

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Equity Income Fund	Country	Shares	Value
Convertible Preferred Stocks 5.2%			
Consumer Discretionary 0.7%			
General Motors Co., 4.75%, cvt. pfd., B	United States	257,400	$ 13,209,768
Energy 1.0%			
[c] Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	16,000	18,870,080
Financials 1.5%			
Bank of America Corp., 7.25%, cvt. pfd., L	United States	18,000	19,395,000
MetLife Inc., 5.00%, cvt. pfd.	United States	310,000	8,906,300
			28,301,300
Industrials 0.5%			
Genesee & Wyoming Inc., 5.00%, cvt. pfd.	United States	68,800	9,164,160
Utilities 1.5%			
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	370,000	18,814,500
NextEra Energy Inc., 5.899%, cvt. pfd.	United States	154,000	8,725,640
			27,540,140
Total Convertible Preferred Stocks (Cost $82,325,034)			97,085,448
Total Investments before Short Term Investments (Cost $1,404,114,015)			1,806,282,085
Short Term Investments (Cost $60,441,206) 3.2%			
Money Market Funds 3.2%			
[a,d] Institutional Fiduciary Trust Money Market Portfolio	United States	60,441,206	60,441,206
Total Investments (Cost $1,464,555,221) 99.9%			1,866,723,291
Other Assets, less Liabilities 0.1%			2,073,442
Net Assets 100.0%			$1,868,796,733

See Abbreviations on page 139.

[a] Non-income producing.
[b] See Note 1(g) regarding equity-linked securities.
[c] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2013, the aggregate value of these securities was $69,869,196, representing 3.74% of net assets.
[d] See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Franklin Investors Securities Trust

Financial Highlights

Franklin Limited Maturity U.S. Government Securities Fund

Class A	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.30	$10.43	$10.55	$10.48	$10.05
Income from investment operations[a]:					
Net investment income	0.092	0.090[b]	0.140[b]	0.170[b]	0.280[b]
Net realized and unrealized gains (losses)	(0.122)	0.010	(0.020)	0.160	0.500
Total from investment operations	(0.030)	0.100	0.120	0.330	0.780
Less distributions from net investment income	(0.230)	(0.230)	(0.240)	(0.260)	(0.350)
Net asset value, end of year	$10.04	$10.30	$10.43	$10.55	$10.48
Total return[c]	(0.29)%	0.98%	1.11%	3.21%	7.79%
Ratios to average net assets					
Expenses	0.79%[d]	0.77%	0.77%	0.79%	0.82%[d]
Net investment income	0.45%	0.89%	1.33%	1.64%	2.72%
Supplemental data					
Net assets, end of year (000's)	$460,029	$410,810	$405,506	$406,504	$357,691
Portfolio turnover rate	92.56%	44.63%	97.24%	56.80%	54.81%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[d]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund

Class R6	Period Ended October 31, 2013[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$10.17
Income from investment operations[b]:	
Net investment income	0.034
Net realized and unrealized gains (losses)	(0.056)
Total from investment operations	(0.022)
Less distributions from net investment income	(0.118)
Net asset value, end of period	$10.03
Total return[c]	(0.22)%
Ratios to average net assets[d]	
Expenses[e]	0.54%
Net investment income	0.70%
Supplemental data	
Net assets, end of period (000's)	$80,334
Portfolio turnover rate	92.56%

[a]For the period May 1, 2013 (effective date) to October 31, 2013.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Total return is not annualized for periods less than one year.

[d]Ratios are annualized for periods less than one year.

[e]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund

Advisor Class	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.29	$10.42	$10.54	$10.47	$10.04
Income from investment operations[a]:					
Net investment income (loss)	(0.112)	0.100[b]	0.150[b]	0.180[b]	0.290[b]
Net realized and unrealized gains (losses)	0.092	0.010	(0.020)	0.160	0.500
Total from investment operations	(0.020)	0.110	0.130	0.340	0.790
Less distributions from net investment income	(0.240)	(0.240)	(0.250)	(0.270)	(0.360)
Net asset value, end of year	$10.03	$10.29	$10.42	$10.54	$10.47
Total return	(0.19)%	1.08%	1.21%	3.32%	7.90%
Ratios to average net assets					
Expenses	0.68%[c]	0.67%	0.67%	0.69%	0.72%[c]
Net investment income	0.56%	0.99%	1.43%	1.74%	2.82%
Supplemental data					
Net assets, end of year (000's)	$73,742	$138,460	$120,826	$90,683	$55,156
Portfolio turnover rate	92.56%	44.63%	97.24%	56.80%	54.81%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
U.S. Government and Agency Securities 42.2%		
AID-Egypt, U.S. Government Guaranteed, 4.45%, 9/15/15	$10,000,000	$ 10,766,000
FHLB, 3.125%, 12/13/13	8,000,000	8,028,456
U.S. Treasury Note,		
1.25%, 10/31/15	30,000,000	30,558,990
1.375%, 11/30/15	30,000,000	30,651,570
2.125%, 5/31/15	7,000,000	7,207,816
2.625%, 2/29/16	20,000,000	21,042,180
2.625%, 4/30/16	20,000,000	21,090,620
3.25%, 5/31/16	28,000,000	30,016,868
4.00%, 2/15/15	22,000,000	23,075,932
4.125%, 5/15/15	15,000,000	15,895,905
4.25%, 11/15/14	18,000,000	18,765,000
4.25%, 8/15/15	8,000,000	8,568,440
[a]Index Linked, 0.50%, 4/15/15	9,712,473	9,916,590
[a]Index Linked, 1.25%, 4/15/14	16,023,423	16,121,070
[a]Index Linked, 2.00%, 1/15/16	7,069,860	7,556,740
Total U.S. Government and Agency Securities (Cost $258,788,529)		259,262,177
Asset-Backed Securities and Commercial Mortgage-Backed Securities 9.1%		
FHLMC Multifamily Structured Pass Through Certificates,		
K004, A1, 3.413%, 5/25/19	2,100,476	2,233,903
K008, A1, 2.746%, 12/25/19	5,218,874	5,435,389
K010, A1, 3.32%, 7/25/20	4,990,522	5,276,239
K013, A1, 2.902%, 8/25/20	7,954,219	8,309,148
K014, A1, 2.788%, 10/25/20	9,973,174	10,390,806
K702, A1, 2.084%, 12/25/17	6,731,910	6,886,094
K702, A1, 3.342%, 12/25/19	9,450,113	10,010,599
K703, A1, 1.873%, 1/25/18	2,312,952	2,356,649
K019, A1, 1.459%, 9/25/21	4,225,021	4,152,036
GNMA, 2010-124, A, 3.848%, 10/16/32	810,220	817,511
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $55,054,006)		55,868,374
Mortgage-Backed Securities 44.6%		
[b]**Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 9.2%**		
FHLMC, 1.823% - 2.325%, 2/01/18 - 4/01/42	5,612,596	5,902,651
FHLMC, 2.327% - 2.375%, 10/01/25 - 7/01/38	5,597,976	5,908,709
FHLMC, 2.379% - 2.427%, 10/01/18 - 5/01/42	4,172,567	4,362,022
FHLMC, 2.431% - 2.514%, 8/01/23 - 7/01/41	5,070,358	5,357,151
FHLMC, 2.515% - 2.605%, 9/01/24 - 4/01/40	5,499,094	5,844,046
FHLMC, 2.612% - 2.67%, 8/01/23 - 5/01/41	4,579,375	4,846,169
FHLMC, 2.673% - 2.712%, 5/01/33 - 7/01/41	5,278,641	5,604,544
FHLMC, 2.716% - 2.785%, 6/01/24 - 1/01/40	5,698,496	6,104,192
FHLMC, 2.787% - 4.952%, 11/01/19 - 1/01/41	5,701,861	6,060,928
FHLMC, 4.986% - 6.222%, 5/01/35 - 8/01/38	5,767,294	6,125,063
FHLMC, 6.287% - 6.355%, 9/01/36 - 2/01/37	262,712	278,861
		56,394,336

88 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 5.9%		
FHLMC Gold 15 Year, 3.50%, 11/01/20	$ 4,163,330	$ 4,423,664
FHLMC Gold 15 Year, 3.50%, 11/01/20 - 1/01/21	5,186,858	5,511,391
FHLMC Gold 15 Year, 3.50%, 3/01/26	5,133,435	5,416,691
FHLMC Gold 15 Year, 4.00%, 7/01/20	5,968,543	6,326,896
FHLMC Gold 15 Year, 4.00%, 10/01/20	7,685,976	8,125,789
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23	1,464,387	1,585,345
FHLMC Gold 15 Year, 6.00%, 10/01/21 - 10/01/23	3,895,070	4,283,362
FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31	570,686	680,569
FHLMC Gold 30 Year, 9.50%, 3/01/21	6,466	6,603
		36,360,310
[b]**Federal National Mortgage Association (FNMA) Adjustable Rate 21.3%**		
FNMA, 1.19% - 1.80%, 6/01/21 - 11/01/44	5,728,872	5,916,157
FNMA, 1.859%, 1/01/35	5,532,158	5,875,822
FNMA, 1.813% - 1.925%, 3/01/30 - 2/01/37	5,013,326	5,259,714
FNMA, 1.925% - 2.019%, 11/01/18 - 3/01/43	5,745,272	6,049,814
FNMA, 2.022% - 2.186%, 5/01/19 - 9/01/38	5,828,299	6,135,244
FNMA, 2.186% - 2.211%, 1/01/18 - 11/01/40	1,450,942	1,514,018
FNMA, 2.218%, 2/01/36	7,400,110	7,801,210
FNMA, 2.22% - 2.325%, 11/01/17 - 8/01/37	5,616,953	5,927,950
FNMA, 2.326% - 2.37%, 10/01/18 - 11/01/42	5,669,144	5,964,818
FNMA, 2.37% - 2.402%, 9/01/24 - 8/01/41	5,739,074	6,055,307
FNMA, 2.404% - 2.458%, 3/01/25 - 7/01/42	5,667,116	6,022,168
FNMA, 2.459% - 2.462%, 11/01/34 - 10/01/36	2,111,481	2,254,105
FNMA, 2.462% - 2.471%, 4/01/22 - 1/01/37	5,145,676	5,454,382
FNMA, 2.471% - 2.51%, 8/01/28 - 5/01/48	5,199,962	5,540,068
FNMA, 2.51% - 2.553%, 10/01/32 - 1/01/42	5,540,843	5,889,280
FNMA, 2.553% - 2.57%, 2/01/32 - 2/01/35	1,673,754	1,772,505
FNMA, 2.57% - 2.598%, 3/01/35 - 5/01/38	5,569,398	5,914,230
FNMA, 2.605%, 6/01/35	10,491,199	11,188,786
FNMA, 2.615% - 2.67%, 8/01/26 - 10/01/36	3,149,843	3,355,266
FNMA, 2.67% - 2.725%, 3/01/18 - 4/01/44	5,740,830	6,120,245
FNMA, 2.725% - 2.746%, 11/01/32 - 12/01/37	1,450,059	1,537,619
FNMA, 2.748% - 2.783%, 2/01/35 - 1/01/37	5,755,017	6,118,878
FNMA, 2.832% - 4.039%, 9/01/17 - 3/01/50	5,565,051	5,859,897
FNMA, 4.098% - 5.481%, 9/01/18 - 1/01/39	5,711,875	6,097,876
FNMA, 5.517% - 6.387%, 1/01/19 - 12/01/37	681,200	718,523
		130,343,882
Federal National Mortgage Association (FNMA) Fixed Rate 8.0%		
FNMA 15 Year, 3.50%, 10/01/25	8,422,712	8,914,979
FNMA 15 Year, 3.50%, 1/01/26	5,351,795	5,664,353
FNMA 15 Year, 3.50%, 2/01/26	2,758,189	2,919,280
FNMA 15 Year, 4.00%, 8/01/25	3,382,012	3,601,670
FNMA 15 Year, 4.00%, 11/01/25 - 2/01/26	4,266,708	4,546,524

Annual Report | 89

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
Federal National Mortgage Association (FNMA) Fixed Rate (continued)		
FNMA 15 Year, 4.50%, 5/01/16	$ 9,400,305	$ 10,062,877
FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19	150,407	160,151
FNMA 15 Year, 5.00%, 2/01/18 - 6/01/23	1,546,692	1,659,766
FNMA 15 Year, 5.50%, 8/01/15 - 1/01/25	3,425,178	3,707,426
FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17	374,728	390,696
FNMA 15 Year, 6.50%, 10/01/16	8,288	8,325
FNMA 15 Year, 7.00%, 7/01/14	210	213
FNMA 15 Year, 7.50%, 1/01/15	5,757	5,908
FNMA 30 Year, 5.00%, 3/01/38	1,424,605	1,548,703
FNMA 30 Year, 6.00%, 9/01/39	5,129,673	5,633,040
FNMA 30 Year, 6.50%, 8/01/38	209,985	233,978
FNMA 30 Year, 9.00%, 1/01/17	37,679	40,405
FNMA 30 Year, 9.50%, 11/01/16 - 6/01/22	60,368	63,036
		49,161,330
[b]**Government National Mortgage Association (GNMA) Adjustable Rate 0.0%**†		
GNMA, 1.625%, 10/20/35	58,865	61,173
Government National Mortgage Association (GNMA) Fixed Rate 0.2%		
GNMA I SF 15 Year, 6.50%, 4/15/14 - 7/15/14	16,931	17,057
GNMA I SF 15 Year, 7.50%, 10/15/14 - 11/15/14	6,567	6,625
GNMA I SF 30 Year, 5.00%, 3/15/39	335,640	366,520
GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33	262,896	289,687
GNMA I SF 30 Year, 6.00%, 3/15/33	93,562	104,594
GNMA I SF 30 Year, 8.00%, 11/15/16	11,370	11,582
GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17	105,322	108,318
GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31	230,583	275,947
GNMA II SF 30 Year, 9.00%, 8/20/16	21,620	21,757
GNMA II SF 30 Year, 9.50%, 6/20/16	8,362	8,417
		1,210,504
Total Mortgage-Backed Securities (Cost $270,382,374)		273,531,535
Total Investments before Short Term Investments (Cost $584,224,909)		588,662,086
	Shares	
Short Term Investments 4.1%		
Money Market Funds (Cost $12,293,393) 2.0%		
[c,d]Institutional Fiduciary Trust Money Market Portfolio	12,293,393	12,293,393

90 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Short Term Investments (continued)		
Repurchase Agreements (Cost $13,013,364) 2.1%		
[e]Joint Repurchase Agreement, 0.083%, 11/01/13 (Maturity Value $13,013,394)	$13,013,364	$ 13,013,364
BNP Paribas Securities Corp. (Maturity Value $1,294,052)		
Credit Suisse Securities (USA) LLC (Maturity Value $1,940,948)		
Deutsche Bank Securities Inc. (Maturity Value $5,023,040)		
HSBC Securities (USA) Inc. (Maturity Value $2,717,326)		
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,261,649)		
Morgan Stanley & Co. LLC (Maturity Value $776,379)		
Collateralized by U.S. Government Agency Securities, 0.15% - 5.50%, 12/16/13 - 3/30/16; U.S. Government Agency Securities, Strips, 6/01/17; U.S. Government Agency Securities, zero cpn., 2/18/14; [f]U.S. Treasury Bills, 11/29/13 - 9/18/14; U.S. Treasury Bonds, 7.50% - 10.625%, 8/15/15 - 8/15/17; U.S. Treasury Notes, 0.125% - 4.875%, 11/15/13 - 7/31/18; and U.S. Treasury Notes, Index Linked, 0.125% - 2.625%, 4/15/14 - 7/15/18 (valued at $13,274,343)		
Total Investments (Cost $609,531,666) 100.0%		613,968,843
Other Assets, less Liabilities 0.0%[†]		136,432
Net Assets 100.0%		$614,105,275

See Abbreviations on page 139.

[†]Rounds to less than 0.1% of net assets.
[a]Principal amount of security is adjusted for inflation. See Note 1(j).
[b]The coupon rate shown represents the rate at period end.
[c]Non-income producing.
[d]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[e]See Note 1(c) regarding joint repurchase agreement.
[f]The security is traded on a discount basis with no stated coupon rate.

Franklin Investors Securities Trust

Financial Highlights

Franklin Real Return Fund

Class A	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.94	$11.06	$11.14	$10.74	$ 9.55
Income from investment operations[a]:					
Net investment income	0.15[b]	0.17[b]	0.31[b]	0.17[b]	—[c]
Net realized and unrealized gains (losses)	(0.01)	0.01	0.03	0.47	1.20
Total from investment operations	0.14	0.18	0.34	0.64	1.20
Less distributions from net investment income and net foreign currency gains	(0.26)	(0.30)	(0.42)	(0.24)	(0.01)
Net asset value, end of year	$10.82	$10.94	$11.06	$11.14	$10.74
Total return[d]	1.34%	1.67%	3.03%	6.07%	12.59%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.08%	1.06%	1.05%	1.07%	1.09%
Expenses net of waiver and payments by affiliates	0.90%[e]	0.90%	0.90%	0.90%[e]	0.90%[e]
Net investment income	1.35%	1.58%	2.76%	1.60%	0.03%
Supplemental data					
Net assets, end of year (000's)	$327,285	$411,419	$444,465	$388,239	$342,873
Portfolio turnover rate	27.91%	18.64%	37.60%	20.08%	10.73%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[e]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Real Return Fund

Class C	Year Ended October 31, 2013	2012	2011	2010	2009[a]
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.87	$11.00	$11.08	$10.69	$ 9.57
Income from investment operations[b]:					
Net investment income	0.10[c]	0.13[c]	0.27[c]	0.13[c]	0.10
Net realized and unrealized gains (losses)	0.01	—[d]	0.02	0.47	1.03
Total from investment operations	0.11	0.13	0.29	0.60	1.13
Less distributions from net investment income and net foreign currency gains	(0.22)	(0.26)	(0.37)	(0.21)	(0.01)
Net asset value, end of year	$10.76	$10.87	$11.00	$11.08	$10.69
Total return[e]	1.03%	1.22%	2.65%	5.68%	11.86%
Ratios to average net assets[f]					
Expenses before waiver and payments by affiliates	1.48%	1.46%	1.45%	1.47%	1.49%
Expenses net of waiver and payments by affiliates	1.30%[g]	1.30%	1.30%	1.30%[g]	1.30%[g]
Net investment income (loss)	0.95%	1.18%	2.36%	1.20%	(0.37)%[h]
Supplemental data					
Net assets, end of year (000's)	$83,666	$104,682	$115,126	$62,256	$24,151
Portfolio turnover rate	27.91%	18.64%	37.60%	20.08%	10.73%

[a]For the period November 3, 2008 (effective date) to October 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Ratio is calculated based on the Fund level net investment income, as reflected on the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating market value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Real Return Fund

Class R6	Period Ended October 31, 2013[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$11.01
Income from investment operations[b]:	
Net investment income[c]	0.09
Net realized and unrealized gains (losses)	(0.10)
Total from investment operations	(0.01)
Less distributions from net investment income	(0.15)
Net asset value, end of period	$10.85
Total return[d]	(0.06)%
Ratios to average net assets[e]	
Expenses before waiver and payments by affiliates	2.43%
Expenses net of waiver and payments by affiliates[f]	0.52%
Net investment income	1.73%
Supplemental data	
Net assets, end of period (000's)	$5
Portfolio turnover rate	27.91%

[a]For the period May 1, 2013 (effective date) to October 31, 2013.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Real Return Fund

Advisor Class	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.97	$11.08	$11.16	$10.78	$9.57
Income from investment operations[a]:					
Net investment income	0.18[b]	0.20[b]	0.35[b]	0.21[b]	0.05
Net realized and unrealized gains (losses)	(0.01)	0.01	0.01	0.46	1.17
Total from investment operations	0.17	0.21	0.36	0.67	1.22
Less distributions from net investment income and net foreign currency gains	(0.29)	(0.32)	(0.44)	(0.29)	(0.01)
Net asset value, end of year	$10.85	$10.97	$11.08	$11.16	$10.78
Total return	1.60%	1.99%	3.27%	6.35%	12.80%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	0.83%	0.81%	0.80%	0.82%	0.84%
Expenses net of waiver and payments by affiliates	0.65%[c]	0.65%	0.65%	0.65%[c]	0.65%[c]
Net investment income	1.60%	1.83%	3.01%	1.85%	0.28%
Supplemental data					
Net assets, end of year (000's)	$28,042	$35,362	$45,575	$28,784	$24,256
Portfolio turnover rate	27.91%	18.64%	37.60%	20.08%	10.73%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013

Franklin Real Return Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 15.5%			
Energy 6.8%			
[a]Alpha Natural Resources Inc.	United States	107,400	$ 751,800
Anadarko Petroleum Corp.	United States	49,900	4,754,970
Chevron Corp.	United States	25,700	3,082,972
Devon Energy Corp.	United States	41,600	2,629,952
Exxon Mobil Corp.	United States	28,677	2,570,033
Halliburton Co.	United States	50,400	2,672,712
Marathon Petroleum Corp.	United States	10,250	734,515
National Oilwell Varco Inc.	United States	17,600	1,428,768
Noble Energy Inc.	United States	46,800	3,506,724
Occidental Petroleum Corp.	United States	16,300	1,566,104
Schlumberger Ltd.	United States	29,050	2,722,566
[a]Southwestern Energy Co.	United States	26,700	993,774
[a]Weatherford International Ltd.	United States	137,000	2,252,280
			29,667,170
Materials 2.1%			
Alcoa Inc.	United States	133,700	1,239,399
Barrick Gold Corp.	Canada	80,300	1,557,017
Freeport-McMoRan Copper & Gold Inc., B	United States	78,946	2,902,055
Nucor Corp.	United States	23,300	1,206,241
Potash Corp. of Saskatchewan Inc.	Canada	44,300	1,377,730
United States Steel Corp.	United States	41,400	1,030,446
			9,312,888
Real Estate 6.6%			
SPDR Dow Jones REIT ETF	United States	383,000	29,062,040
Total Common Stocks and Other Equity Interests (Cost $59,158,308)			68,042,098
		Principal Amount*	
Corporate Bonds 6.4%			
Banks 0.3%			
[b]Cit Group Inc., secured note, 144A, 5.50%, 2/15/19	United States	1,200,000	1,305,000
Consumer Services 0.3%			
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	300,000	324,750
8.625%, 2/01/19	United States	500,000	589,375
7.75%, 3/15/22	United States	200,000	227,500
			1,141,625
Diversified Financials 0.3%			
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	1,200,000	1,408,500
Energy 1.7%			
Chesapeake Energy Corp., senior note,			
6.625%, 8/15/20	United States	1,000,000	1,132,500
6.125%, 2/15/21	United States	200,000	219,500
CONSOL Energy Inc., senior note,			
8.00%, 4/01/17	United States	400,000	425,500
8.25%, 4/01/20	United States	100,000	109,875
6.375%, 3/01/21	United States	400,000	421,000

96 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Real Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	1,000,000	$ 1,160,000
[b]Linn Energy LLC/Finance Corp., senior note, 144A, 6.25%, 11/01/19	United States	1,000,000	1,002,500
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	1,000,000	1,037,500
[b]Sabine Pass Liquefaction LLC, secured note, 144A, 5.625%, 2/01/21	United States	1,000,000	1,015,000
[b]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	900,000	976,500
			7,499,875
Food, Beverage & Tobacco 0.2%			
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	1,000,000	1,046,250
Health Care Equipment & Services 0.3%			
HCA Inc., senior secured note, 5.875%, 3/15/22	United States	1,200,000	1,266,000
Materials 1.0%			
ArcelorMittal, senior note, 6.75%, 2/25/22	Luxembourg	1,200,000	1,308,900
[b]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	200,000	207,270
6.875%, 2/01/18	Australia	800,000	851,000
Novelis Inc., senior note,			
8.375%, 12/15/17	Canada	200,000	214,500
8.75%, 12/15/20	Canada	600,000	670,500
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	1,200,000	1,278,000
			4,530,170
Media 0.6%			
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,000,000	1,095,000
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	1,200,000	1,329,000
			2,424,000
Pharmaceuticals, Biotechnology & Life Sciences 0.3%			
[b]VPII Escrow Corp., senior note, 144A, 7.50%, 7/15/21	United States	1,000,000	1,115,000
Semiconductors & Semiconductor Equipment 0.2%			
[b]Freescale Semiconductor Inc., secured note, 144A, 5.00%, 5/15/21	United States	1,000,000	975,000
Software & Services 0.2%			
[b]First Data Corp., senior secured note, 144A, 7.375%, 6/15/19	United States	1,000,000	1,081,250
Telecommunication Services 0.8%			
Frontier Communications Corp.,			
senior bond, 7.625%, 4/15/24	United States	600,000	636,000
senior note, 7.875%, 1/15/27	United States	400,000	398,000
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	1,090,000
[b]Sprint Nextel Corp., senior note, 144A, 7.00%, 3/01/20	United States	1,200,000	1,338,000
			3,462,000
Utilities 0.2%			
[b]TCEH Co. LLC/TCEH Finance Inc., senior secured note, 144A,			
11.50%, 10/01/20	United States	1,200,000	861,000
Total Corporate Bonds (Cost $26,704,249)			28,115,670

Annual Report | 97

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Real Return Fund	Country	Principal Amount*	Value
[c,d] **Senior Floating Rate Interests 4.2%**			
Capital Goods 0.3%			
Accudyne Industries LLC (Silver II U.S. Holdings/Hamilton), 2013 Specified Refinancing Term Loan, 4.00%, 12/13/19	United States	315,119	$ 314,939
Quikrete Holdings Inc., First Lien Initial Loan, 4.00%, 9/26/20	United States	206,600	207,743
Terex Corp., U.S. Term Loan, 4.50%, 4/28/17	United States	493,975	496,753
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	313,705	314,543
Wesco Distribution Inc., Tranche B-1 Loan, 4.50%, 12/12/19	United States	51,306	51,704
			1,385,682
Commercial & Professional Services 0.3%			
ARAMARK Corp.,			
Extended Synthetic L/C, 3.529%, 7/26/16	United States	28,698	28,793
Term Loan B Extended, 3.668% - 3.748%, 7/26/16	United States	353,613	354,786
U.S. Term C Loan, 3.748%, 7/26/16	United States	3,863	3,879
U.S. Term D Loan, 4.00%, 8/22/19	United States	170,000	170,743
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	529,149	530,141
			1,088,342
Consumer Services 0.2%			
[e] Hilton Worldwide Finance LLC, Initial Term Loan, 5.25%, 10/25/20	United States	285,847	287,830
Weight Watchers International Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20	United States	576,068	530,073
			817,903
Diversified Financials 0.2%			
Asurion LLC, Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	65,259	65,315
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan, 4.25%, 7/22/20	United States	480,000	482,880
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	239,331	240,902
			789,097
Energy 0.2%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	744,043	723,001
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18	Luxembourg	156,019	157,169
			880,170
Food & Staples Retailing 0.0%†			
AdvancePierre Foods Inc., Loans, 5.75%, 7/10/17	United States	136,438	137,394
Food, Beverage & Tobacco 0.1%			
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	238,776	239,462
Health Care Equipment & Services 0.2%			
Community Health Systems Inc., New Extended Term Loan, 3.748% - 3.761%, 1/25/17	United States	452,636	454,837
DaVita HealthCare Partners Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	428,378	431,524
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	15,969	16,077
			902,438

98 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Real Return Fund	Country	Principal Amount*	Value
c,d **Senior Floating Rate Interests (continued)**			
Household & Personal Products 0.1%			
e FGI Operating Co. LLC (Freedom Group), Term B Loans, 6.50%, 4/19/19	United States	165,211	$ 166,553
Otter Products LLC, Loans, 6.50%, 4/29/19	United States	94,821	95,354
			261,907
Materials 1.1%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	262,478	264,173
Arysta Lifescience SPC LLC, Initial Term Loan, 4.50%, 5/29/20	United States	671,208	675,677
e Axalta Coating Systems U.S. Holdings Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	558,704	565,252
e Exopack Holdings SA, USD Term Loan, 6.50%, 4/08/19	Luxembourg	143,492	145,734
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	157,769	158,406
Ineos U.S. Finance LLC, Dollar Term Loan, 4.00%, 5/04/18	United States	523,675	526,047
MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	79,800	80,159
OCI Beaumont LLC, Term B-2 Loans, 6.25%, 8/20/19	United States	52,491	53,279
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	246,875	249,267
Pact Group (USA) LLC, Term Loans, 3.75%, 5/29/20	United States	110,299	109,679
e Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	719,243	725,941
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	576,398	581,946
Walter Energy Inc., B Term Loan, 6.75%, 4/01/18	United States	498,975	490,064
			4,625,624
Media 0.1%			
Entravision Communications Corp., Tranche B Term Loans, 3.50%, 5/31/20	United States	125,000	123,281
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	137,994	138,770
UPC Financing Partnership, Facility AF, 4.00%, 1/31/21	Netherlands	95,300	96,075
WMG Acquisition Corp., Tranche B Term Loan, 3.75%, 7/01/20	United States	100,000	100,078
			458,204
Pharmaceuticals, Biotechnology & Life Sciences 0.1%			
Aptalis Pharma Inc. (Axcan), Term B Loans, 6.00%, 10/04/20	United States	175,100	176,559
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	118,349	118,851
Valeant Pharmaceuticals International Inc., Series E Tranche B Term Loan, 4.50%, 8/05/20	Canada	226,517	229,802
			525,212
Retailing 0.6%			
BJ's Wholesale Club Inc., 2013 Replacement Loans, 4.25%, 9/26/19	United States	291,348	291,927
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	453,747	455,732
e Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	361,707	366,364
e Hudson's Bay Co., Term Loan B, 6.00%, 11/04/20	Canada	198,700	201,581
e The Neiman Marcus Group Ltd. Inc., Term Loan, 6.25%, 10/25/20	United States	35,400	35,673
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	554,432	556,858
e Sears Roebuck Acceptance Corp., Term Loan, 5.50%, 6/30/18	United States	619,413	623,156
			2,531,291

Annual Report | 99

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Real Return Fund	Country	Principal Amount*	Value
[c,d] **Senior Floating Rate Interests (continued)**			
Software & Services 0.4%			
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	1,130,000	$ 1,142,948
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	620,148	623,481
			1,766,429
Technology Hardware & Equipment 0.1%			
[e] Dell International LLC, Term B Loan, 5.75%, 4/29/20	United States	620,431	617,601
Telecommunication Services 0.2%			
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%, 4/02/18	Luxembourg	994,596	1,001,345
Transportation 0.0%[†]			
Global Tip Finance BV/Finance America LLC, Facility C Commitment, 6.50%, 10/16/20	United States	210,000	204,750
Total Senior Floating Rate Interests (Cost $18,144,320)			18,232,851
Foreign Government and Agency Securities 18.0%			
Government of Hungary, senior note,			
6.375%, 3/29/21	Hungary	620,000	675,413
[f] Reg S, 3.50%, 7/18/16	Hungary	60,000 EUR	82,878
[f] Reg S, 4.375%, 7/04/17	Hungary	150,000 EUR	209,345
[f] Reg S, 5.75%, 6/11/18	Hungary	435,000 EUR	632,058
[f] Reg S, 3.875%, 2/24/20	Hungary	180,000 EUR	238,717
Government of Ireland, senior bond, 4.40%, 6/18/19	Ireland	1,200,000 EUR	1,772,435
Government of Malaysia, senior bond,			
5.094%, 4/30/14	Malaysia	3,595,000 MYR	1,146,457
3.434%, 8/15/14	Malaysia	2,305,000 MYR	730,199
3.741%, 2/27/15	Malaysia	11,020,000 MYR	3,510,489
3.835%, 8/12/15	Malaysia	3,560,000 MYR	1,139,002
4.72%, 9/30/15	Malaysia	180,000 MYR	58,573
3.197%, 10/15/15	Malaysia	2,395,000 MYR	758,030
senior bond, 3.814%, 2/15/17	Malaysia	6,100,000 MYR	1,961,670
Government of Mexico, 7.00%, 6/19/14	Mexico	853,000[g] MXN	6,688,036
Government of Poland,			
6.25%, 10/24/15	Poland	11,600,000 PLN	4,007,805
[c] FRN, 2.71%, 1/25/17	Poland	15,515,000 PLN	5,021,958
[c] FRN, 2.71%, 1/25/21	Poland	15,738,000 PLN	5,000,801
Government of Sweden, 6.75%, 5/05/14	Sweden	74,250,000 SEK	11,790,642
Korea Monetary Stabilization Bond,			
senior bond, 3.48%, 12/02/13	South Korea	159,610,000 KRW	149,714
senior bond, 3.47%, 2/02/14	South Korea	219,430,000 KRW	206,145
senior bond, 3.59%, 4/02/14	South Korea	322,490,000 KRW	303,551
senior bond, 2.47%, 4/02/15	South Korea	137,700,000 KRW	128,632
senior bond, 2.80%, 8/02/15	South Korea	275,650,000 KRW	258,544
senior note, 3.28%, 6/02/14	South Korea	382,370,000 KRW	359,813
senior note, 2.82%, 8/02/14	South Korea	1,574,200,000 KRW	1,477,732
senior note, 2.78%, 10/02/14	South Korea	6,276,800,000 KRW	5,890,420
senior note, 2.84%, 12/02/14	South Korea	2,223,570,000 KRW	2,087,836
senior note, 2.76%, 6/02/15	South Korea	379,500,000 KRW	355,812

100 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Real Return Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Korea Treasury Bond,			
senior bond, 3.00%, 12/10/13	South Korea	8,227,990,000 KRW	$ 7,715,870
senior note, 3.25%, 12/10/14	South Korea	606,880,000 KRW	572,330
senior note, 3.25%, 6/10/15	South Korea	101,000,000 KRW	95,455
senior note, 2.75%, 12/10/15	South Korea	491,700,000 KRW	460,740
[h] Mexican Udibonos, Index Linked, 5.00%, 6/16/16	Mexico	455,898[i] MXN	3,897,900
[h] Nota Do Tesouro Nacional, Index Linked, 6.00%,			
5/15/15	Brazil	4,600[j] BRL	4,904,351
8/15/16	Brazil	1,343[j] BRL	1,423,083
8/15/18	Brazil	1,270[j] BRL	1,347,534
5/15/45	Brazil	1,680[j] BRL	1,795,377
Total Foreign Government and Agency Securities (Cost $78,900,811)			78,855,347
U.S. Government and Agency Securities 48.6%			
[k] U.S. Treasury Note, Index Linked,			
2.00%, 1/15/14	United States	31,642,398	31,699,259
1.25%, 4/15/14	United States	46,854,699	47,140,231
2.00%, 7/15/14	United States	1,240,700	1,269,488
1.625%, 1/15/15	United States	9,798,329	10,106,055
0.50%, 4/15/15	United States	28,597,838	29,198,850
1.875%, 7/15/15	United States	49,897,359	52,579,342
2.00%, 1/15/16	United States	38,884,231	41,562,071
Total U.S. Government and Agency Securities (Cost $213,147,718)			213,555,296
Total Investments before Short Term Investments (Cost $396,055,406)			406,801,262
Short Term Investments 5.6%			
Foreign Government and Agency Securities 3.7%			
[l] Bank of Negara Monetary Notes, 11/12/13 - 8/21/14	Malaysia	38,968,000 MYR	12,163,965
Korea Monetary Stabilization Bond,			
senior bond, 2.55%, 5/09/14	South Korea	157,500,000 KRW	147,605
senior note, 2.57%, 6/09/14	South Korea	369,000,000 KRW	345,806
[l] Malaysia Treasury Bill, 5/30/14	Malaysia	300,000 MYR	93,049
[l] Singapore Treasury Bill, 2/21/14	Singapore	4,165,000 SGD	3,351,075
[l] Sweden Treasury Bill, 12/18/13	Sweden	2,900,000 SEK	447,029
Total Foreign Government and Agency Securities (Cost $16,648,056)			16,548,529
Total Investments before Repurchase Agreements (Cost $412,703,462)			423,349,791

Annual Report | 101

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Real Return Fund	Country	Principal Amount*	Value
Short Term Investments (continued)			
Repurchase Agreements (Cost $8,227,605) 1.9%			
[m]Joint Repurchase Agreement, 0.083%, 11/01/13 (Maturity Value $8,227,624)	United States	8,227,605	$ 8,227,605
BNP Paribas Securities Corp. (Maturity Value $818,155)			
Credit Suisse Securities (USA) LLC (Maturity Value $1,227,150)			
Deutsche Bank Securities Inc. (Maturity Value $3,175,781)			
HSBC Securities (USA) Inc. (Maturity Value $1,718,010)			
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $797,668)			
Morgan Stanley & Co. LLC (Maturity Value $490,860)			
Collateralized by U.S. Government Agency Securities, 0.15% - 5.50%, 12/16/13 - 3/30/16; U.S. Government Agency Securities, Strips, 6/01/17; U.S. Government Agency Securities, zero cpn., 2/18/14; [l]U.S. Treasury Bills, 11/29/13 - 9/18/14; U.S. Treasury Bonds, 7.50% - 10.625%, 8/15/15 - 8/15/17; U.S. Treasury Notes, 0.125% - 4.875%, 11/15/13 - 7/31/18; and U.S. Treasury Notes, Index Linked, 0.125% - 2.625%, 4/15/14 - 7/15/18 (valued at $8,392,608)			
Total Investments (Cost $420,931,067) 98.3%			431,577,396
Other Assets, less Liabilities 1.7%			7,420,646
Net Assets 100.0%			$438,998,042

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2013, the aggregate value of these securities was $10,727,520, representing 2.44% of net assets.

[c]The coupon rate shown represents the rate at period end.

[d]See Note 1(h) regarding senior floating rate interests.

[e]A portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

[f]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2013, the aggregate value of these securities was $1,162,998, representing 0.26% of net assets.

[g]Principal amount is stated in 100 Mexican Peso Units.

[h]Redemption price at maturity is adjusted for inflation. See Note 1(j).

[i]Principal amount is stated in 100 Unidad de Inversion Units.

[j]Principal amount is stated in 1,000 Brazilian Real Units.

[k]Principal amount of security is adjusted for inflation. See Note 1(j).

[l]The security is traded on a discount basis with no stated coupon rate.

[m]See Note 1(c) regarding joint repurchase agreement.

102 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Real Return Fund

At October 31, 2013, the fund had the following forward exchange contracts outstanding. See Note 1(e).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	MSCO	Sell	3,683,000	$4,697,667	11/13/13	$ —	$ (303,806)
Indian Rupee	DBAB	Buy	110,401,000	1,630,016	11/20/13	128,195	—
Euro	DBAB	Sell	7,044,000	9,228,344	2/28/14	—	(338,914)
Euro	DBAB	Sell	1,121,244	1,475,277	3/03/14	—	(47,621)
Australian Dollar	DBAB	Buy	7,425,842	7,580,300	3/31/14	—	(627,925)
Australian Dollar	DBAB	Sell	4,280,000	3,951,296	3/31/14	—	(55,814)
Australian Dollar	DBAB	Sell	3,145,842	2,999,246	3/31/14	53,981	—
Chilean Peso	DBAB	Buy	2,927,500,000	5,928,514	4/04/14	—	(318,992)
Euro	DBAB	Sell	1,200,000	1,594,332	8/01/14	—	(36,133)
Chilean Peso	JPHQ	Buy	1,159,473,700	2,182,333	8/20/14	8,316	—
Unrealized appreciation (depreciation)						190,492	(1,729,205)
Net unrealized appreciation (depreciation)							$(1,538,713)

See Abbreviations on page 139.

Franklin Investors Securities Trust

Financial Statements

Statements of Assets and Liabilities

October 31, 2013

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund
Assets:			
Investments in securities:			
Cost - Unaffiliated issuers	$1,612,421,573	$1,192,820,184	$1,404,114,015
Cost - Sweep Money Fund (Note 7)	22,073,968	75,080,581	60,441,206
Cost - Repurchase agreements	—	31,513,499	—
Total cost of investments	$1,634,495,541	$1,299,414,264	$1,464,555,221
Value - Unaffiliated issuers	$1,742,752,650	$1,414,630,303	$1,806,282,085
Value - Sweep Money Fund (Note 7)	22,073,968	75,080,581	60,441,206
Value - Repurchase agreements	—	31,513,499	—
Total value of investments	1,764,826,618	1,521,224,383	1,866,723,291
Receivables:			
Investment securities sold	11,315,572	10,661,806	—
Capital shares sold	9,376,113	8,751,300	3,600,671
Dividends and interest	8,616,258	7,153,444	3,020,703
Other	1,504	464,494	365,845
Unrealized appreciation on forward exchange contracts	76,573	—	—
Other assets	106	110	160
Total assets	1,794,212,744	1,548,255,537	1,873,710,670
Liabilities:			
Payables:			
Investment securities purchased	9,039,993	39,944,524	—
Capital shares redeemed	2,602,161	1,795,183	3,131,458
Management fees	948,533	578,849	719,220
Distribution fees	626,726	404,192	513,077
Transfer agent fees	371,408	302,209	424,087
Options written, at value (premiums received $101,084, $— and $—, respectively)	24,600	—	—
Accrued expenses and other liabilities	70,696	72,110	126,095
Total liabilities	13,684,117	43,097,067	4,913,937
Net assets, at value	$1,780,528,627	$1,505,158,470	$1,868,796,733
Net assets consist of:			
Paid-in capital	$1,625,977,948	$1,318,485,374	$1,451,705,546
Undistributed net investment income (distributions in excess of net investment income)	(1,185,811)	(41,426,291)	3,153,051
Net unrealized appreciation (depreciation)	130,484,686	221,810,119	402,184,311
Accumulated net realized gain (loss)	25,251,804	6,289,268	11,753,825
Net assets, at value	$1,780,528,627	$1,505,158,470	$1,868,796,733

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2013

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund
Class A:			
Net assets, at value	$1,354,709,917	$ 844,497,975	$1,637,088,880
Shares outstanding	118,536,522	47,384,007	73,867,705
Net asset value per share[a]	$11.43	$17.82	$22.16
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.13	$18.91	$23.51
Class C:			
Net assets, at value	$ 354,359,235	$ 273,132,422	$ 208,324,596
Shares outstanding	31,239,560	15,514,652	9,450,792
Net asset value and maximum offering price per share[a]	$11.34	$17.60	$22.04
Class R:			
Net assets, at value	$ 3,253,314	—	$ 5,844,174
Shares outstanding	284,044	—	263,648
Net asset value and maximum offering price per share	$11.45	—	$22.17
Class R6:			
Net assets, at value	$ 5,164	—	$ 5,546
Shares outstanding	451	—	250
Net asset value and maximum offering price per share	$11.45	—	$22.18
Advisor Class:			
Net assets, at value	$ 68,200,997	$ 387,528,073	$ 17,533,537
Shares outstanding	5,957,837	21,732,402	790,216
Net asset value and maximum offering price per share	$11.45	$17.83	$22.19

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2013

	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$584,224,909	$412,703,462
Cost - Sweep Money Fund (Note 7)	12,293,393	—
Cost - Repurchase agreements	13,013,364	8,227,605
Total cost of investments	$609,531,666	$420,931,067
Value - Unaffiliated issuers	$588,662,086	$423,349,791
Value - Sweep Money Fund (Note 7)	12,293,393	—
Value - Repurchase agreements	13,013,364	8,227,605
Total value of investments	613,968,843	431,577,396
Cash	—	299,234
Foreign currency, at value (cost $— and $6,797,922, respectively)	—	6,710,891
Receivables:		
Investment securities sold	781,778	1,586,870
Capital shares sold	597,748	350,237
Dividends and interest	2,691,709	2,548,487
Due from brokers	—	1,650,000
Unrealized appreciation on forward exchange contracts	—	190,492
Other assets	57	59
Total assets	618,040,135	444,913,666
Liabilities:		
Payables:		
Investment securities purchased	—	2,081,883
Capital shares redeemed	3,300,690	1,597,983
Management fees	250,413	192,299
Distribution fees	34,292	116,883
Transfer agent fees	110,750	101,537
Distributions to shareholders	207,672	43,176
Unrealized depreciation on forward exchange contracts	—	1,729,205
Accrued expenses and other liabilities	31,043	52,658
Total liabilities	3,934,860	5,915,624
Net assets, at value	$614,105,275	$438,998,042
Net assets consist of:		
Paid-in capital	$635,159,736	$443,308,416
Distributions in excess of net investment income	(4,914,020)	(5,189,503)
Net unrealized appreciation (depreciation)	4,437,177	9,043,571
Accumulated net realized gain (loss)	(20,577,618)	(8,164,442)
Net assets, at value	$614,105,275	$438,998,042

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2013

	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Class A:		
Net assets, at value	$460,028,671	$327,285,269
Shares outstanding	45,818,540	30,238,443
Net asset value per share[a]	$10.04	$10.82
Maximum offering price per share (net asset value per share ÷ 97.75% and 95.75%, respectively)	$10.27	$11.30
Class C:		
Net assets, at value	—	$ 83,665,583
Shares outstanding	—	7,777,712
Net asset value and maximum offering price per share[a]	—	$10.76
Class R6:		
Net assets, at value	$ 80,334,196	$ 4,926
Shares outstanding	8,005,805	454
Net asset value and maximum offering price per share	$10.03	$10.85
Advisor Class:		
Net assets, at value	$ 73,742,408	$ 28,042,264
Shares outstanding	7,350,464	2,584,728
Net asset value and maximum offering price per share	$10.03	$10.85

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Franklin Investors Securities Trust

Financial Statements *(continued)*

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund
Investment income:			
Dividends	$ 30,434,879	$ 18,589,866	$ 50,670,927
Interest	16,024,288	18,187,014	—
Total investment income	46,459,167	36,776,880	50,670,927
Expenses:			
Management fees (Note 3a)	7,356,094	5,574,570	7,640,813
Administrative fees (Note 3b)	1,045,018	—	—
Distribution fees: (Note 3c)			
Class A	2,901,530	1,734,736	3,629,196
Class B	—	—	2,304
Class C	2,619,283	2,304,612	1,664,259
Class R	13,677	—	25,957
Transfer agent fees: (Note 3e)			
Class A	1,285,037	837,208	2,361,556
Class B	—	—	416
Class C	346,690	279,574	270,128
Class R	3,561	—	8,438
Class R6	28	—	44
Advisor Class	74,109	303,370	19,772
Custodian fees (Note 4)	11,908	10,892	23,636
Reports to shareholders	170,910	129,615	271,332
Registration and filing fees	201,755	119,429	129,638
Professional fees	44,275	45,020	51,024
Trustees' fees and expenses	13,120	13,918	20,005
Other	32,981	49,963	36,245
Total expenses	16,119,976	11,402,907	16,154,763
Expense reductions (Note 4)	(142)	(62)	(3)
Expenses waived/paid by affiliates (Note 3f)	(249,456)	—	(44)
Net expenses	15,870,378	11,402,845	16,154,716
Net investment income	30,588,789	25,374,035	34,516,211
Realized and unrealized gains (losses):			
Net realized gain (loss) from:			
Investments	32,726,143	29,669,190	118,495,996
Written options	1,904,507	—	—
Foreign currency transactions	7,321	—	(38,280)
Net realized gain (loss)	34,637,971	29,669,190	118,457,716
Net change in unrealized appreciation (depreciation) on:			
Investments	88,447,925	184,240,411	225,503,966
Translation of other assets and liabilities denominated in foreign currencies	(1,696)	—	20,727
Net change in unrealized appreciation (depreciation)	88,446,229	184,240,411	225,524,693
Net realized and unrealized gain (loss)	123,084,200	213,909,601	343,982,409
Net increase (decrease) in net assets resulting from operations	$153,672,989	$239,283,636	$378,498,620

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Operations *(continued)*
for the year ended October 31, 2013

	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Investment income:		
Dividends	$ —	$ 1,748,735
Interest	9,636,141	5,135,522
Paydown gain (loss)	(3,430,737)	—
Inflation principal adjustments	553,532	4,390,124
Total investment income	6,758,936	11,274,381
Expenses:		
Management fees (Note 3a)	2,706,433	2,591,815
Administrative fees (Note 3b)	—	531,597
Distribution fees: (Note 3c)		
Class A	380,616	937,121
Class C	—	632,924
Transfer agent fees: (Note 3e)		
Class A	556,905	561,450
Class C	—	145,845
Class R6	34	43
Advisor Class	175,408	44,677
Special servicing agreement fees (Note 11)	18,835	—
Custodian fees (Note 4)	5,361	60,065
Reports to shareholders	59,764	73,852
Registration and filing fees	75,162	85,077
Professional fees	40,955	37,487
Trustees' fees and expenses	7,251	6,955
Other	39,422	23,143
Total expenses	4,066,146	5,732,051
Expense reductions (Note 4)	(24)	(194)
Expenses waived/paid by affiliates (Note 3f)	—	(917,451)
Net expenses	4,066,122	4,814,406
Net investment income	2,692,814	6,459,975
Realized and unrealized gains (losses):		
Net realized gain (loss) from:		
Investments	202,491	1,202,184
Foreign currency transactions	—	1,348,698
Net realized gain (loss)	202,491	2,550,882
Net change in unrealized appreciation (depreciation) on:		
Investments	(4,313,943)	227,096
Translation of other assets and liabilities denominated in foreign currencies	—	(3,011,802)
Net change in unrealized appreciation (depreciation)	(4,313,943)	(2,784,706)
Net realized and unrealized gain (loss)	(4,111,452)	(233,824)
Net increase (decrease) in net assets resulting from operations	$(1,418,638)	$ 6,226,151

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin Balanced Fund		Franklin Convertible Securities Fund	
	Year Ended October 31,		Year Ended October 31,	
	2013	2012	2013	2012
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 30,588,789	$ 14,627,239	$ 25,374,035	$ 28,675,810
Net realized gain (loss) from investments, written options and foreign currency transactions	34,637,971	15,136,030	29,669,190	42,228,732
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	88,446,229	25,852,995	184,240,411	3,962,801
Net increase (decrease) in net assets resulting from operations	153,672,989	55,616,264	239,283,636	74,867,343
Distributions to shareholders from:				
Net investment income:				
Class A	(31,627,258)	(13,246,018)	(19,664,656)	(22,648,643)
Class C	(6,826,129)	(3,730,037)	(5,072,710)	(6,189,925)
Class R	(84,629)	(63,623)	—	—
Class R6	(92)	—	—	—
Advisor Class	(2,004,586)	(375,014)	(7,730,041)	(6,952,932)
Net realized gains:				
Class A	(9,205,486)	(101,341)	—	—
Class C	(2,644,332)	(40,772)	—	—
Class R	(33,876)	(707)	—	—
Advisor Class	(646,925)	(2,996)	—	—
Total distributions to shareholders	(53,073,313)	(17,560,508)	(32,467,407)	(35,791,500)
Capital share transactions: (Note 2)				
Class A	651,592,294	381,352,835	119,798,228	(124,777,869)
Class C	146,263,810	92,837,849	20,827,459	(28,852,193)
Class R	673,732	300,039	—	—
Class R6	5,000	—	—	—
Advisor Class	49,958,689	5,557,711	146,517,178	6,827,810
Total capital share transactions	848,493,525	480,048,434	287,142,865	(146,802,252)
Net increase (decrease) in net assets	949,093,201	518,104,190	493,959,094	(107,726,409)
Net assets:				
Beginning of year	831,435,426	313,331,236	1,011,199,376	1,118,925,785
End of year	$1,780,528,627	$831,435,426	$1,505,158,470	$1,011,199,376
Distributions in excess of net investment income included in net assets:				
End of year	$ (1,185,811)	$ (385,235)	$ (41,426,291)	$ (48,389,029)

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets *(continued)*

	Franklin Equity Income Fund		Franklin Limited Maturity U.S. Government Securities Fund	
	Year Ended October 31,		Year Ended October 31,	
	2013	2012	2013	2012
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 34,516,211	$ 31,434,222	$ 2,692,814	$ 4,905,965
Net realized gain (loss) from investments, written options and foreign currency transactions	118,457,716	24,659,405	202,491	346,287
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	225,524,693	88,913,611	(4,313,943)	451,897
Net increase (decrease) in net assets resulting from operations	378,498,620	145,007,238	(1,418,638)	5,704,149
Distributions to shareholders from:				
Net investment income:				
Class A	(34,825,572)	(31,030,929)	(8,656,320)	(9,101,673)
Class B	(5,632)	(59,803)	—	—
Class C	(2,752,030)	(2,365,961)	—	—
Class R	(111,174)	(104,225)	—	—
Class R6	(66)	—	(924,762)	—
Advisor Class	(316,984)	(262,661)	(2,934,137)	(3,053,571)
Total distributions to shareholders	(38,011,458)	(33,823,579)	(12,515,219)	(12,155,244)
Capital share transactions: (Note 2)				
Class A	29,106,749	101,384,955	58,906,444	10,189,272
Class B	(1,232,223)	(4,539,557)	—	—
Class C	38,897,785	5,573,736	—	—
Class R	(169,938)	752,662	—	—
Class R6	5,000	—	81,392,999	—
Advisor Class	4,503,835	2,281,398	(61,529,826)	19,199,026
Total capital share transactions	71,111,208	105,453,194	78,769,617	29,388,298
Net increase (decrease) in net assets	411,598,370	216,636,853	64,835,760	22,937,203
Net assets:				
Beginning of year	1,457,198,363	1,240,561,510	549,269,515	526,332,312
End of year	$1,868,796,733	$1,457,198,363	$614,105,275	$549,269,515
Undistributed net investment income (distributions in excess of net investment income) included in net assets:				
End of year	$ 3,153,051	$ 1,503,947	$ (4,914,020)	$ (5,061,802)

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets *(continued)*

	Franklin Real Return Fund	
	Year Ended October 31,	
	2013	2012
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 6,459,975	$ 8,911,618
Net realized gain (loss) from investments and foreign currency transactions	2,550,882	(1,224,031)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(2,784,706)	1,237,830
Net increase (decrease) in net assets resulting from operations	6,226,151	8,925,417
Distributions to shareholders from:		
Net investment income and net foreign currency gains:		
Class A	(9,207,617)	(11,803,147)
Class C	(1,995,653)	(2,680,595)
Class R6	(69)	—
Advisor Class	(819,980)	(1,335,122)
Total distributions to shareholders	(12,023,319)	(15,818,864)
Capital share transactions: (Note 2)		
Class A	(79,849,877)	(28,086,452)
Class C	(19,847,338)	(9,041,745)
Class R6	5,000	—
Advisor Class	(6,975,655)	(9,681,926)
Total capital share transactions	(106,667,870)	(46,810,123)
Net increase (decrease) in net assets	(112,465,038)	(53,703,570)
Net assets:		
Beginning of year	551,463,080	605,166,650
End of year	$ 438,998,042	$551,463,080
Distributions in excess of net investment income included in net assets:		
End of year	$ (5,189,503)	$ (4,118,678)

Franklin Investors Securities Trust

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective May 1, 2013, the Funds, except the Franklin Convertible Securities Fund, began offering a new class of shares, Class R6. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class	Class A, Class C, Class R6 & Advisor Class
Franklin Balanced Fund Franklin Equity Income Fund	Franklin Real Return Fund

Class A, Class C & Advisor Class	Class A, Class R6 & Advisor Class
Franklin Convertible Securities Fund	Franklin Limited Maturity U.S. Government Securities Fund

The following summarizes the Funds' significant accounting policies.

a. Financial Instrument Valuation

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Funds' administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds' valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Annual Report | 113

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Debt and certain preferred securities generally trade in the OTC market rather than on a securi-
ties exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing serv-
ices also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then dis-
counted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restric-
tions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valua-
tion approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differ-
ences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize

114 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as bas-
kets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the val-
ues of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are trans-
lated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.
dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unre-
alized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the dif-
ference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements.

Annual Report | 115

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to mar-
ket daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the funds at year end, as indicated in the Statements of Investments, had been entered into on October 31, 2013.

d. Securities Purchased on a When-Issued and Delayed Delivery Basis

Certain funds purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Franklin Balanced Fund and Franklin Real Return Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market move-
ments which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

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Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

1. Organization and Significant Accounting Policies *(continued)*

c. Derivative Financial Instruments *(continued)*

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Franklin Balanced Fund and Franklin Real Return Fund attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the funds include failure of the funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the funds of any net liability owed to that counterparty under the ISDA agreement. At October 31, 2013, the funds had OTC derivatives in a net liability position and the aggregate value of collateral pledged for such contracts was as follows:

	Net Liability	Collateral Pledged
Franklin Balanced Fund	$ —	$ —
Franklin Real Return Fund	$1,547,029	$1,650,000

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund's custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the funds' investment objectives.

Annual Report | 117

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Derivative Financial Instruments (continued)

The Franklin Balanced Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any pre-
mium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

f. Loan Participation Notes

The Franklin Balanced Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the fund. Participations typically result in the fund having a contractual relationship only with the Lender, and not with the borrower. The fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan.
As a result, the fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, includ-
ing the potential default or insolvency of the borrower and/or the Lender.

g. Equity-Linked Securities

The Franklin Balanced Fund and Franklin Equity Income Fund invest in equity-linked securities.
Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securi-
ties may be more volatile and less liquid than other investments held by the funds.

118 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Senior Floating Rate Interests

The Franklin Balanced Fund and Franklin Real Return Fund invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S.
bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to some restrictions on resale.

i. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue
Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt secur-
ities are included in interest income. Paydown gains and losses are recorded separately on the
Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date.

Annual Report | 119

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) j. Security Transactions, Investment Income, Expenses and Distributions (continued)

For all Funds except the Franklin Limited Maturity U.S. Government Securities Fund, distributions to shareholders are recorded on the ex-dividend date. For the Franklin Limited Maturity U.S. Government Securities Fund, dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

For all Funds except the Franklin Limited Maturity U.S. Government Securities Fund, realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses. For the Franklin Limited Maturity U.S. Government Securities Fund, net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments on the Statements of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

l. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

	Franklin Balanced Fund		Franklin Convertible Securities Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended October 31, 2013				
Shares sold	72,046,795	$788,307,064	21,773,359	$361,514,992
Shares issued in reinvestment of distributions	3,617,566	39,268,649	1,132,494	18,217,413
Shares redeemed	(16,067,137)	(175,983,419)	(15,901,213)	(259,934,177)
Net increase (decrease)	59,597,224	$651,592,294	7,004,640	$119,798,228
Year ended October 31, 2012				
Shares sold	43,274,465	$447,839,546	9,742,863	$143,028,438
Shares issued in reinvestment of distributions	1,219,060	12,576,467	1,436,422	20,700,472
Shares redeemed	(7,698,387)	(79,063,178)	(19,847,638)	(288,506,779)
Net increase (decrease)	36,795,138	$381,352,835	(8,668,353)	$(124,777,869)
Class C Shares:				
Year ended October 31, 2013				
Shares sold	17,129,960	$186,336,571	3,482,839	$ 57,736,426
Shares issued in reinvestment of distributions	755,930	8,131,677	247,527	3,917,749
Shares redeemed	(4,436,380)	(48,204,438)	(2,559,313)	(40,826,716)
Net increase (decrease)	13,449,510	$146,263,810	1,171,053	$ 20,827,459
Year ended October 31, 2012				
Shares sold	11,234,022	$114,663,008	1,625,249	$ 23,528,308
Shares issued in reinvestment of distributions	296,259	3,028,654	333,286	4,754,857
Shares redeemed	(2,439,444)	(24,853,813)	(3,977,444)	(57,135,358)
Net increase (decrease)	9,090,837	$ 92,837,849	(2,018,909)	$ (28,852,193)

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Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Balanced Fund		Franklin Convertible Securities Fund	
	Shares	Amount	Shares	Amount
Class R Shares:				
Year ended October 31, 2013				
Shares sold	142,530	$ 1,569,808		
Shares issued in reinvestment of distributions	10,936	118,454		
Shares redeemed	(92,423)	(1,014,530)		
Net increase (decrease)	61,043	$ 673,732		
Year ended October 31, 2012				
Shares sold	94,467	$ 976,466		
Shares issued in reinvestment of distributions	6,257	64,330		
Shares redeemed	(72,579)	(740,757)		
Net increase (decrease)	28,145	$ 300,039		
Class R6 Shares:				
Year ended October 31, 2013[a]				
Shares sold	451	$ 5,000		
Advisor Class Shares:				
Year ended October 31, 2013				
Shares sold	5,831,036	$ 62,809,047	13,996,546	$ 234,682,586
Shares issued in reinvestment of distributions	229,105	2,491,186	353,318	5,730,074
Shares redeemed	(1,394,879)	(15,341,544)	(5,791,840)	(93,895,482)
Net increase (decrease)	4,665,262	$ 49,958,689	8,558,024	$ 146,517,178
Year ended October 31, 2012				
Shares sold	1,300,377	$ 13,314,299	7,708,231	$ 111,714,165
Shares issued in reinvestment of distributions	28,911	298,359	351,211	5,056,285
Shares redeemed	(792,941)	(8,054,947)	(7,515,751)	(109,942,640)
Net increase (decrease)	536,347	$ 5,557,711	543,691	$ 6,827,810

[a]For the period May 1, 2013 (effective date) to October 31, 2013.

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Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Equity Income Fund		Franklin Limited Maturity U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended October 31, 2013				
Shares sold	16,399,279	$327,965,344	24,854,669	$250,904,252
Shares issued in reinvestment of distributions	1,719,474	33,834,843	770,994	7,828,542
Shares redeemed	(16,773,881)	(332,693,438)	(19,685,429)	(199,826,350)
Net increase (decrease)	1,344,872	$ 29,106,749	5,940,234	$ 58,906,444
Year ended October 31, 2012				
Shares sold	16,900,087	$293,765,859	16,318,913	$169,270,379
Shares issued in reinvestment of distributions	1,734,278	30,063,662	790,524	8,194,709
Shares redeemed	(12,776,729)	(222,444,566)	(16,124,780)	(167,275,816)
Net increase (decrease)	5,857,636	$101,384,955	984,657	$ 10,189,272
Class B Shares:				
Year ended October 31, 2013[a]				
Shares sold	2,366	$ 43,801		
Shares issued in reinvestment of distributions	248	4,470		
Shares redeemed	(69,207)	(1,280,494)		
Net increase (decrease)	(66,593)	$ (1,232,223)		
Year ended October 31, 2012				
Shares sold	8,470	$ 143,553		
Shares issued in reinvestment of distributions	3,136	53,183		
Shares redeemed	(275,274)	(4,736,293)		
Net increase (decrease)	(263,668)	$ (4,539,557)		
Class C Shares:				
Year ended October 31, 2013				
Shares sold	3,820,493	$ 76,212,146		
Shares issued in reinvestment of distributions	133,468	2,614,204		
Shares redeemed	(2,024,825)	(39,928,565)		
Net increase (decrease)	1,929,136	$ 38,897,785		
Year ended October 31, 2012				
Shares sold	1,869,437	$ 32,250,148		
Shares issued in reinvestment of distributions	129,709	2,232,697		
Shares redeemed	(1,670,705)	(28,909,109)		
Net increase (decrease)	328,441	$ 5,573,736		

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Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Equity Income Fund		Franklin Limited Maturity U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class R Shares:				
Year ended October 31, 2013				
Shares sold	100,846	$ 1,993,196		
Shares issued in reinvestment of distributions	5,398	106,177		
Shares redeemed	(116,908)	(2,269,311)		
Net increase (decrease)	(10,664)	$ (169,938)		
Year ended October 31, 2012				
Shares sold	128,387	$ 2,260,543		
Shares issued in reinvestment of distributions	5,888	102,206		
Shares redeemed	(90,921)	(1,610,087)		
Net increase (decrease)	43,354	$ 752,662		
Class R6 Shares:				
Year ended October 31, 2013[b]				
Shares sold[c]	250	$ 5,000	7,958,232	$ 80,913,634
Shares issued on reinvestment of distributions	—	—	91,924	924,725
Shares redeemed	—	—	(44,351)	(445,360)
Net increase (decrease)	250	$ 5,000	8,005,805	$ 81,392,999
Advisor Class Shares:				
Year ended October 31, 2013				
Shares sold	515,408	$ 10,636,771	10,825,513	$ 110,348,411
Shares issued in reinvestment of distributions	13,844	274,209	157,289	1,598,777
Shares redeemed[c]	(323,317)	(6,407,145)	(17,082,828)	(173,477,014)
Net increase (decrease)	205,935	$ 4,503,835	(6,100,026)	$ (61,529,826)
Year ended October 31, 2012				
Shares sold	302,576	$ 5,212,058	6,568,880	$ 68,092,476
Shares issued in reinvestment of distributions	13,240	230,074	149,610	1,549,620
Shares redeemed	(181,723)	(3,160,734)	(4,865,594)	(50,443,070)
Net increase (decrease)	134,093	$ 2,281,398	1,852,896	$ 19,199,026

[a]Effective March 1, 2013, all Class B shares were converted to Class A.

[b]For the period May 1, 2013 (effective date) to October 31, 2013.

[c]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6 for the Franklin Limited Maturity U.S. Government Securities Fund.

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Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Real Return Fund	
	Shares	Amount
Class A Shares:		
Year ended October 31, 2013		
Shares sold	6,645,189	$ 72,182,703
Shares issued in reinvestment of distributions	803,556	8,686,113
Shares redeemed	(14,821,262)	(160,718,693)
Net increase (decrease)	(7,372,517)	$ (79,849,877)
Year ended October 31, 2012		
Shares sold	8,619,696	$ 94,231,025
Shares issued in reinvestment of distributions	1,015,411	10,951,888
Shares redeemed	(12,219,254)	(133,269,365)
Net increase (decrease)	(2,584,147)	$ (28,086,452)
Class C Shares:		
Year ended October 31, 2013		
Shares sold	1,981,038	$ 21,416,482
Shares issued in reinvestment of distributions	175,915	1,890,751
Shares redeemed	(4,007,609)	(43,154,571)
Net increase (decrease)	(1,850,656)	$ (19,847,338)
Year ended October 31, 2012		
Shares sold	2,802,083	$ 30,440,636
Shares issued in reinvestment of distributions	233,439	2,500,385
Shares redeemed	(3,877,098)	(41,982,766)
Net increase (decrease)	(841,576)	$ (9,041,745)
Class R6 Shares:		
Year ended October 31, 2013[a]		
Shares sold	454	$ 5,000
Advisor Class Shares:		
Year ended October 31, 2013		
Shares sold	1,308,746	$ 14,232,274
Shares issued in reinvestment of distributions	66,927	725,214
Shares redeemed	(2,015,897)	(21,933,143)
Net increase (decrease)	(640,224)	$ (6,975,655)
Year ended October 31, 2012		
Shares sold	1,673,168	$ 18,272,432
Shares issued in reinvestment of distributions	109,536	1,184,787
Shares redeemed	(2,671,014)	(29,139,145)
Net increase (decrease)	(888,310)	$ (9,681,926)

[a]For the period May 1, 2013 (effective date) to October 31, 2013.

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Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

The Franklin Limited Maturity U.S. Government Securities Fund pays an investment management fee to Advisers based on the month-end net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	In excess of $250 million

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Effective May 1, 2013, the Franklin Balanced Fund and Franklin Real Return Fund combined their investment management and administration agreements as approved by the Board. The fees paid under the combined agreements do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Franklin Balanced Fund paid fees to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $250 million
0.475%	Over $250 million, up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.425%	Over $1 billion, up to and including $2.5 billion
0.400%	Over $2.5 billion, up to and including $5 billion
0.375%	Over $5 billion, up to and including $10 billion
0.350%	Over $10 billion, up to and including $15 billion
0.325%	Over $15 billion, up to and including $20 billion
0.300%	In excess of $20 billion

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Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

Prior to May 1, 2013, the Franklin Real Return Fund paid fees to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds' average daily net assets, and is not an additional expense of the Funds.

Prior to May 1, 2013, the Franklin Balanced Fund and Franklin Real Return Fund paid administrative fees to FT Services of 0.20% per year of their average daily net assets.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds' Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

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Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

c. Distribution Fees *(continued)*

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Reimbursement Plans:					
Class A	0.35%	0.25%	0.25%	0.10%	0.25%
Compensation Plans:					
Class B	—	—	1.00%	—	—
Class C	1.00%	1.00%	1.00%	—	0.65%
Class R	0.50%	—	0.50%	—	—

The Board has set the current rate at 0.30% per year for Class A shares for the Franklin Balanced Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$2,638,833	$270,813	$1,007,934
CDSC retained	$ 58,531	$ 19,225	$ 28,959

	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$103,880	$121,565
CDSC retained	$ 44,563	$ 25,208

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Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Transfer agent fees	$563,539	$536,066	$1,002,230	$419,675	$319,884

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin Real Return Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the fund does not exceed 0.65%, and Class R6 does not exceed 0.52% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2014.

FT Services had contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin Balanced Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the fund did not exceed 0.71% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) through February 28, 2013. Effective March 1, 2013, the contractual fee waiver was eliminated.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Franklin Balanced Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, and Franklin Real Return Fund do not exceed 0.01% until February 28, 2014.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2013, the custodian fees were reduced as noted in the Statements of Operations.

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Notes to Financial Statements *(continued)*

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2013, the capital loss carryforwards were as follows:

	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Capital loss carryforwards subject to expiration:		
2014	$ 4,303,979	$ —
2015	723,269	—
2016	—	1,161,482
2017	—	1,207,907
2018	636,658	1,206,586
Capital loss carryforwards not subject to expiration:		
Short term	4,378,404	162,104
Long term	10,303,832	4,423,873
Total capital loss carryforwards	$20,346,142	$8,161,952

During the year ended October 31, 2013, the Franklin Convertible Securities Fund and Franklin Equity Income Fund utilized $9,476,612 and $101,470,229, respectively, of capital loss carryforwards.

On October 31, 2013, the Franklin Limited Maturity U.S. Government Securities Fund had expired capital loss carryforwards of $1,070,298, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2013 and 2012, was as follows:

	Franklin Balanced Fund		Franklin Convertible Securities Fund	
	2013	2012	2013	2012
Distributions paid from:				
Ordinary income	$47,737,181	$17,414,575	$32,467,407	$35,791,500
Long term capital gain	5,336,132	145,931	—	—
	$53,073,313	$17,560,506	$32,467,407	$35,791,500

	Franklin Equity Income Fund		Franklin Limited Maturity U.S. Government Securities Fund	
	2013	2012	2013	2012
Distributions paid from ordinary income	$38,011,458	$33,823,579	$12,515,219	$12,155,244

	Franklin Real Return Fund	
	2013	2012
Distributions paid from ordinary income	$12,023,319	$15,818,864

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Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

At October 31, 2013, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund
Cost of investments	$1,638,059,183	$1,347,725,707	$1,462,239,161
Unrealized appreciation	$ 158,278,856	$ 232,349,833	$ 411,749,099
Unrealized depreciation	(31,511,421)	(58,851,157)	(7,264,969)
Net unrealized appreciation (depreciation)	$ 126,767,435	$ 173,498,676	$ 404,484,130
Undistributed ordinary income	$ 5,189,045	$ 6,862,329	$ 2,879,761
Undistributed long term capital gains	22,665,694	6,536,976	10,275,035
Distributable earnings	$ 27,854,739	$ 13,399,305	$ 13,154,796

	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Cost of investments	$614,898,896	$428,657,173
Unrealized appreciation	$ 4,899,489	$ 20,585,046
Unrealized depreciation	(5,829,542)	(17,664,823)
Net unrealized appreciation (depreciation)	$ (930,053)	$ 2,920,223
Distributable earnings - undistributed ordinary income	$ 429,403	$ 1,791,408

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, paydown losses, bond discounts and premiums, corporate actions, and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2013, were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Purchases	$1,541,638,911	$592,264,549	$567,116,671	$568,778,694	$126,303,814
Sales	$ 705,737,649	$391,348,715	$534,300,829	$494,652,797	$210,759,492

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Notes to Financial Statements *(continued)*

6. Investment Transactions *(continued)*

Transactions in options written during the year ended October 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Franklin Balanced Fund		
Options outstanding at October 31, 2012	2,000	$ 81,998
Options written	43,370	2,742,412
Options expired	(31,398)	(1,904,507)
Options exercised	(13,772)	(818,819)
Options closed	—	—
Options outstanding at October 31, 2013	200	$ 101,084

See Notes 1(e) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

All Funds, except the Franklin Real Return Fund, invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Credit Risk and Defaulted Securities

At October 31, 2013, the Franklin Balanced Fund, Franklin Convertible Securities Fund, and Franklin Real Return Fund had 10.24%, 68.35%, and 11.38%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Convertible Securities Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2013, the aggregate value of these securities was $11,625,000, representing 0.77%, of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

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Notes to Financial Statements *(continued)*

9. Restricted Securities

The Franklin Convertible Securities Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2013, the Franklin Convertible Securities Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount	Issuer	Acquisition Date	Cost	Value
$14,000,000	BearingPoint Liquidating Trust	12/31/09	$18,900	$ —

10. Other Derivative Information

At October 31, 2013, the Franklin Balanced Fund's and Franklin Real Return Fund's investments in derivative contracts are reflected on the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	**Statement of Assets and Liabilities Location**	**Fair Value Amount**	**Statement of Assets and Liabilities Location**	**Fair Value Amount**
Franklin Balanced Fund				
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$ 76,573	Unrealized depreciation on forward exchange contracts	$ —
Equity contracts	Investments, at value	—	Options written, at value	24,600
Franklin Real Return Fund				
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	190,492	Unrealized depreciation on forward exchange contracts	1,729,205

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Notes to Financial Statements *(continued)*

10. Other Derivative Information *(continued)*

For the year ended October 31, 2013, the effect of derivative contracts on the Franklin Balanced Fund's and Franklin Real Return Fund's Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Franklin Balanced Fund			
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$ 2,136	$ (2,136)
Equity contracts	Net realized gain (loss) from investments and written options / Net change in unrealized appreciation (depreciation) on investments	(1,481,071)	34,486
Franklin Real Return Fund			
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	1,372,579	(2,938,478)

For the year ended October 31, 2013, the average month end fair value of derivatives represented 0.06% and 0.25%, respectively, of each fund's average month end net assets. The average month end number of open derivative contracts for the year was 7 and 8, respectively, for each fund.

See Notes 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

11. Special Servicing Agreement

On February 28, 2013, the Franklin Limited Maturity U.S. Government Securities Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended October 31, 2013, the

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

11. SPECIAL SERVICING AGREEMENT (continued)

fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statement of Operations. At October 31, 2013, 13.09% of the fund’s outstanding shares were held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

12. UPCOMING ACQUISITIONS/REORGANIZATION

On December 5, 2013, the Board for the Franklin Investors Securities Trust approved a proposal to reorganize Franklin Limited Maturity U.S. Government Securities Fund with and into the Franklin Adjustable U.S. Government Securities Fund, subject to approval by the shareholders of Franklin Limited Maturity U.S. Government Securities Fund.

13. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended October 31, 2013, the Funds did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

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Notes to Financial Statements *(continued)*

14. Fair Value Measurements *(continued)*

A summary of inputs used as of October 31, 2013, in valuing the Funds' assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Balanced Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Energy	$ 139,986,500	$ 18,081,972	$—	$ 158,068,472
Financials	63,302,704	14,284,500	—	77,587,204
Industrials	170,928,922	4,524,400	—	175,453,322
Materials	185,174,400	1,924,000	—	187,098,400
Utilities	93,790,500	5,773,950	—	99,564,450
Other Equity Investments[b]	333,826,803	—	—	333,826,803
Equity-Linked Securities	—	199,220,947	—	199,220,947
Corporate Bonds	—	471,706,143	—	471,706,143
Senior Floating Rate Interests	—	15,126,741	—	15,126,741
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	30,103	—	30,103
Mortgage-Backed Securities	—	70,140	—	70,140
Short Term Investments	47,073,893	—	—	47,073,893
Total Investments in Securities	$1,034,083,722	$ 730,742,896	$—	$1,764,826,618
Forward Exchange Contracts	$ —	$ 76,573	$—	$ 76,573
Liabilities:				
Options Written	24,600	—	—	24,600
Franklin Convertible Securities Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Consumer Discretionary	$ 55,253,619	$ 3,762	$—	$ 55,257,381
Energy	17,744,282	60,000,210	—	77,744,492
Financials	32,162,140	41,194,514	—	73,356,654
Industrials	71,075,144	33,317,682	—	104,392,826
Materials	17,986,320	9,499,750	—	27,486,070
Utilities	53,435,279	23,095,800	—	76,531,079
Other Equity Investments[b]	2,544,655	—	—	2,544,655
Convertible Bonds	—	997,317,146	—[c]	997,317,146
Short Term Investments	75,080,581	31,513,499	—	106,594,080
Total Investments in Securities	$ 325,282,020	$1,195,942,363	$—[c]	$1,521,224,383

Annual Report | 137

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

14. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Equity Income Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Energy	$ 129,346,637	$ 18,870,080	$—	$ 148,216,717
Other Equity Investments[b]	1,583,416,857	—	—	1,583,416,857
Equity-Linked Securities	—	74,648,511	—	74,648,511
Short Term Investments	60,441,206	—	—	60,441,206
Total Investments in Securities	$1,773,204,700	$ 93,518,591	$—	$1,866,723,291
Franklin Limited Maturity U.S. Government Securities Fund				
Assets:				
Investments in Securities:				
U.S. Government and Agency Securities	$ —	$ 259,262,177	$—	$ 259,262,177
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	55,868,374	—	55,868,374
Mortgage-Backed Securities	—	273,531,535	—	273,531,535
Short Term Investments	12,293,393	13,013,364	—	25,306,757
Total Investments in Securities	$ 12,293,393	$ 601,675,450	$—	$ 613,968,843
Franklin Real Return Fund				
Assets:				
Investments in Securities:				
Equity Investments[a,b]	$ 68,042,098	$ —	$—	$ 68,042,098
Corporate Bonds	—	28,115,670	—	28,115,670
Senior Floating Rate Interests	—	18,232,851	—	18,232,851
Foreign Government and Agency Securities	—	78,855,347	—	78,855,347
U.S. Government and Agency Securities	—	213,555,296	—	213,555,296
Short Term Investments	—	24,776,134	—	24,776,134
Total Investments in Securities	$ 68,042,098	$ 363,535,298	$—	$ 431,577,396
Forward Exchange Contracts	$ —	$ 190,492	$—	$ 190,492
Liabilities:				
Forward Exchange Contracts	—	1,729,205	—	1,729,205

[a]Includes common, preferred and convertible preferred stocks as well as other equity investments.

[b]For detailed categories, see the accompanying Statements of Investments.

[c]Includes a security determined to have no value at October 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

138 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

15. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of these ASUs will not have a material impact on their financial statements.

In June 2013, FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on their financial statements.

16. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty

DBAB - Deutsche Bank AG
JPHQ - JP Morgan Chase & Co.
MSCO - Morgan Stanley

Currency

BRL - Brazilian Real
EUR - Euro
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

Selected Portfolio

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
FHLB - Federal Home Loan Bank
FRN - Floating Rate Note
L/C - Letter of Credit
PIK - Payment-In-Kind
REIT - Real Estate Investment Trust
SF - Single Family
SPDR - S&P Depositary Receipt

Annual Report | 139

Franklin Investors Securities Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin
Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin
Limited Maturity U.S. Government Securities Fund and Franklin Real Return Fund (the
“funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the
Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those
standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2013

140 | Annual Report

Franklin Investors Securities Trust

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin Balanced Fund hereby reports the maximum amount allowable but no less than $5,336,132 as a long term capital gain dividend for the fiscal year ended October 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Franklin Balanced Fund hereby reports the maximum amount allowable but no less than $7,194,487 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2013.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2013:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
49.10%	22.47%	100%	4.82%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2013:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
$27,517,737	$7,484,242	$48,696,693	$719,897

Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Franklin Convertible Securities Fund hereby reports the maximum amount allowable but no less than $11,971,173 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2013.

Annual Report | 141

Franklin Investors Securities Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	141	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	114	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	141	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products) (1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

142 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas) (1998-2013).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	Cbeyond, Inc. (business communications provider) (2010-2012), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Annual Report | 143

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2013	152	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since June 2013, Trustee since 1987 and Vice President since 1986	141	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Mark Boyadjian (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments.				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				

144 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Richard Hsu (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton Investments.				
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	President since 1993 and Chief Executive Officer – Investment Management since 2002	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Madeline Lam (1969) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.				
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				

Annual Report | 145

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

146 | Annual Report

Franklin Investors Securities Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort
Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange
Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC.
Information regarding the operations of the Public Reference Room may be obtained by calling
(800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 147

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter
Franklin Investors Securities Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

FIST1 A 12/13

OCTOBER 31, 2013

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

FIXED INCOME

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew moderately during the 12-month period ended October 31, 2013. Despite a large decline in federal government spending during the fourth quarter of 2012, the pace of economic growth improved in the first three quarters of 2013, supported by strong export levels and positive contributions from spending on consumer goods, residential and commercial real estate, inventory buildup and state and local government needs. These gains were partially offset by federal budget cuts. Accelerating home sales accompanied record-low mortgage rates, rising but affordable housing prices, low inventories and a multi-year low in U.S.
foreclosures. Manufacturing, a mainstay of economic productivity, expanded during the period, and the unemployment rate fell to 7.3% in October 2013 from 7.9% a year earlier.1

At the beginning of the reporting period, the Federal Reserve Board’s (Fed’s)
third round of quantitative easing (QE3) consisted of additional $40 billion monthly purchases of mortgage-backed securities (MBS) until the labor market improved. The Fed also continued buying long-term Treasuries and selling short-term Treasuries in an effort to put downward pressure on long-term interest rates. In 2013, QE3 monthly purchases expanded to $85 billion in
MBS and long-term Treasuries. In May, Fed Chairman Ben Bernanke said the
Fed could gradually wind down its monthly purchases, assuming continued
U.S. economic improvement. The prospect of reduced Fed purchases sparked market declines. In September and October, the Fed reassured investors it would maintain its current pace of purchases as it awaited more evidence of a sustainable economic expansion.

Late in 2012, the markets were concerned about automatic income tax increases and federal budget cuts that would take effect in 2013 unless Congress acted.
Not knowing whether Congress and the President would avert these measures, many businesses delayed major investment and hiring decisions. Congress passed a budget bill on January 1, 2013, that preserved lower income tax rates for most U.S. households, but concerns remained about how far-reaching fed-
eral spending cuts and federal debt ceiling negotiations could affect the U.S.
economy. Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March.

1. Source: Bureau of Labor Statistics.

Annual Report | 3

In late September 2013, partisan disagreement about a new health care law led Congress to miss a budgetary deadline authorizing routine federal funding.
The federal government partially shut down, suspending non-essential U.S.
government services beginning on October 1. Critical functions, however, including the nation’s military, air traffic control and social security operations, continued their activities. On October 17, the partial shutdown ended after
Congress agreed to fund the government until January 15, 2014, and raise the debt limit through February 7. The Fed noted that although the government’s fiscal policy may have restrained growth, the economy maintained its underly-
ing strength.

Investor concerns about the shutdown pushed the 10-year U.S. Treasury note yield to 2.57% at fiscal year-end from 1.72% on October 31, 2012. During much of the 12-month period, investors sought higher bond yields and were willing to assume some additional risk. Below-investment-grade corporate bonds, as measured by the Credit Suisse High Yield Index, outperformed investment-grade fixed income markets, as measured by the Barclays U.S.
Aggregate Index.

The foregoing information reflects our analysis and opinions as of October 31, 2013. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

4 | Not part of the annual report

Franklin Adjustable U.S. Government Securities Fund

Your Fund's Goal and Main Investments: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.[1] The Fund's investments may include securities issued by Ginnie Mae and government-sponsored entities, such as Fannie Mae and Freddie Mac.[2]

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

This annual report for Franklin Adjustable U.S. Government Securities Fund covers the fiscal year ended October 31, 2013.

Performance Overview

Franklin Adjustable U.S. Government Securities Fund – Class A had a -0.56% cumulative total return for the 12 months under review. In comparison, the Fund's benchmark, the Barclays U.S. Government Index: 1-2 Year Component, which measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government, posted a +0.45% total return.[3] You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

2. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. government. Please see the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will vary with market conditions.

3. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 53.

Annual Report | 5

Mortgage market performance continued to be highly influenced by investor expectations about potential policy moves by the U.S. Federal Reserve Board (Fed). In September, the Fed defied expectations by announcing it would refrain from tapering its purchases, citing fiscal uncertainty and an increase in interest rates. The Fund's focus on seasoned, short duration high-quality ARMs that tend to be less sensitive to interest rate changes helped its performance as prepayment levels moderated.

We continued to focus on seasoned, post-reset FNMA and FHLMC ARM positions with average coupons below 3%. We balanced our portfolio allocations by selling and buying some securities in odd lots (individual order amounts for securities generally below $1 million), because they generally had what we considered better price profiles than those in round lots (a conventional order amount).

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Paul Varunok

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

What is duration?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Annual Report | 7

Performance Summary as of 10/31/13

Franklin Adjustable U.S. Government Securities Fund

Price and Distribution Information

Class A (Symbol: FISAX)		Change	10/31/13	10/31/12
Net Asset Value (NAV)		-$0.18	$8.72	$8.90
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.130372			
Class C (Symbol: FCSCX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		-$0.19	$8.71	$8.90
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.095321			
Class R6 (Symbol: n/a)		**Change**	**10/31/13**	**9/20/13**
Net Asset Value (NAV)		+$0.01	$8.73	$8.72
Distributions (9/20/13–10/31/13)				
Dividend Income	$0.015784			
Advisor Class (Symbol: FAUZX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		-$0.18	$8.73	$8.91
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.152423			

8 | Annual Report

Performance Summary *(continued)*

Performance[1]

Cumulative total return excludes sales charges. Aggregate and average annual total returns include maximum sales charges. ***Class A:*** *2.25% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R6/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[2]		-0.56%	+9.40%	+28.70%
Average Annual Total Return[3]		-2.75%	+1.36%	+2.32%
Avg. Ann. Total Return (9/30/13)[4]		-2.92%	+1.36%	+2.29%
Distribution Rate[5]	1.20%			
30-Day Standardized Yield[6]	0.61% (with waiver)		0.61% (without waiver)	
Total Annual Operating Expenses[7]	0.87%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		-1.07%	+7.11%	+23.54%
Average Annual Total Return[3]		-2.05%	+1.38%	+2.14%
Avg. Ann. Total Return (9/30/13)[4]		-2.01%	+1.39%	+2.11%
Distribution Rate[5]	0.84%			
30-Day Standardized Yield[6]	0.22% (with waiver)		0.22% (without waiver)	
Total Annual Operating Expenses[7]	1.27%			
Class R6				**Inception (9/20/13)**
Cumulative Total Return[2]				+0.30%
Aggregate Total Return[8]				+0.30%
Aggregate Total Return (9/30/13)[4, 8]				+0.16%
Distribution Rate[5]	1.55%			
30-Day Standardized Yield[6]	0.97% (with waiver)		0.97% (without waiver)	
Total Annual Operating Expenses[7]	0.54%			
Advisor Class[9]		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		-0.31%	+10.78%	+30.62%
Average Annual Total Return[3]		-0.31%	+2.07%	+2.71%
Avg. Ann. Total Return (9/30/13)[4]		-0.38%	+2.07%	+2.67%
Distribution Rate[5]	1.47%			
30-Day Standardized Yield[6]	0.87% (with waiver)		0.87% (without waiver)	
Total Annual Operating Expenses[7]	0.62%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236****.*

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Performance Summary *(continued)*

Advisor Class (11/1/03–10/31/13)[9]

$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$13,062
$12,748
Franklin Adjustable U.S. Government Securities Fund
Barclays U.S. Government Index: 1-2 Year Component[10]

Average Annual Total Return

Advisor Class[9]	10/31/13
1-Year	-0.31%
5-Year	+2.07%
10-Year	+2.71%

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund's share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Changes in the financial strength of a bond issuer or in a bond's credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 10/31/13.
6. The 30-day standardized yield for the 30 days ended 10/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
7. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
9. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +12.60% and +2.20%.
10. Source: © 2013 Morningstar. The Barclays U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Annual Report | 11

Your Fund’s Expenses

Franklin Adjustable U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 13

Franklin Floating Rate Daily Access Fund

Your Fund's Goals and Main Investments: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2013.

Performance Overview

Franklin Floating Rate Daily Access Fund – Class A delivered a +4.69% cumulative total return for the 12 months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, generated a +6.28% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 20.

Corporate Loan Market Overview

Inflows into loan mutual funds reached record levels during the period as investors shifted toward potential hedges against rising U.S. Treasury yields amid expectations that the Federal Reserve Board (Fed) would begin to taper its quantitative easing programs. Robust demand, stemming from inflows and the issuance of collateralized loan obligations (CLOs), combined with new supply that was slow to materialize, led to an increase in repricing activity, involving refinancing transactions that tightened nominal interest rate spreads and lowered LIBOR (London Interbank Offered Rates) floors. Although an increase in merger and acquisition (M&A) activity later in the period added new supply to the market and inflows moderated following the announcement that tapering would be delayed, overall demand in the loan market remained strong.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 60.

14 | Annual Report

The robust inflows in the loan market reflected the broader trend into credit sectors with shorter duration, which investors expected to provide a potential hedge against rising interest rates. As Treasury yields increased sharply, the demand from loan mutual funds was partially offset by heavy outflows from high yield bond mutual funds, putting pressure on loan prices as high yield managers sought to meet redemptions by selling loans. However, cash balances that had built up among loan mutual fund portfolios following months of inflows helped provide a measure of support to loan prices and contributed to loan outperformance relative to fixed income sectors during the period of volatility. Following the Fed's announcement to delay tapering, however, robust inflows shifted back toward high yield bond accounts, while inflows into loan mutual funds decelerated but remained at strong levels.

Issuance of CLOs also contributed to strong technical conditions as issuance in 2013 reached the largest dollar volume since 2007, as banks and insurance companies contributed to demand for AAA-rated CLO tranches. However, the formation of new CLOs slowed as new regulations that took effect during the period helped limit bank demand. Moreover, higher Treasury yields later in the period led to wider AAA spreads in CLOs and a more challenging arbitrage environment, given increased liability costs and resilient loan spreads. Investor interest in CLOs, however, remained strong amid overall demand for floating rate investments and CLO outperformance relative to other structured products.

In light of inflows and CLO formation leading to increased competition for scarce supply at the beginning of 2013, arrangers launched a significant volume of repricing transactions. These refinancing transactions included deals that were launched within the prior year, as issuers opted to pay call premiums to investors to refinance their term loans. Although repricing transactions slowed toward the end of the period amid a more balanced environment between supply and demand, the refinancing activity led to significant tightening in the average nominal spread during the one-year period.

Although refinancing comprised the majority of primary market activity for most of the period, new issuance related to leveraged buy-outs and other M&A activity increased significantly toward the end of the period. The large volume was driven by issuers seeking to enter the market at relatively low rates prior to any potential increase in interest rates and to take advantage of the cash that had built up among loan mutual fund portfolios. However, the increase in supply was not sustained, and increased demand from loan mutual funds helped tighten new-issue spreads in the syndication process as mutual funds made up a larger portion of the primary market during the period.

Portfolio Breakdown

Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 10/31/13

Senior Floating Rate Interests
89.7%
Asset-Backed & Commercial Mortgage-Backed Securities
0.6%
Common Stocks
0.0%*
Corporate Bonds
0.0%*
Short-Term Investments & Other Net Assets
9.7%

*Rounds to less than 0.01% of total net assets.

Annual Report | 15

Dividend Distributions*
Franklin Floating Rate Daily Access Fund
11/1/12–10/31/13

	Dividend per Share (cents)			
Month	**Class A**	**Class C**	**Class R6****	**Advisor Class**
November	2.9458	2.6472	—	3.1348
December	3.0325	2.7229	—	3.2276
January	2.9466	2.6361	—	3.1426
February	2.8097	2.5291	—	2.9863
March	2.4663	2.1858	—	2.6427
April	2.8466	2.5164	—	3.0539
May	2.8667	2.5646	3.0166	3.0619
June	2.4187	2.1371	2.6437	2.5951
July	2.8210	2.4899	3.0851	3.0288
August	2.6132	2.3118	2.8479	2.8026
September	2.6742	2.3634	2.9115	2.8705
October	2.6466	2.3379	2.9106	2.8474
Total	**33.0879**	**29.4422**	**17.4154**	**35.3942**

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Effective 5/1/13, the Fund began offering Class R6 shares.

The strength of demand during the period not only tightened spreads but also allowed issuers to alter the structure of loan deals. Loans with limited financial covenants ("covenant-lite loans") reached record levels and accounted for a majority of new issuance. Moreover, companies in the loan market were also increasingly able to issue incremental debt without commensurate changes in pricing, despite increases in leverage and potential dilution of asset coverage.

Although total leverage ratios inched higher, corporate fundamentals remained supportive during the period as earnings growth was healthy. However, year-over-year earnings growth of public loan issuers decelerated from prior periods, in light of the modest economic recovery and less favorable comparisons with the prior year. Furthermore, the default rate increased to its highest level in three years, driven by a handful of companies in industries undergoing secular decline as a result of digital and Internet competitors. These defaults included three large directories publishers, a provider of textbooks and educational materials, and a publisher of print and online media. Despite the increase in the default rate, the low interest rate environment combined with supportive earnings contributed to the strongest average interest coverage ratio on record toward the end of the period, reflecting the likelihood of issuers' continuing ability to service their debt.

16 | Annual Report

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in below-investment-grade securities, we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

Manager's Discussion

During the one-year period under review, the Fund underperformed the benchmark CS LLI. The top contributors to Fund performance included companies that rebounded from weakness in earlier periods. In the diversified media industry,[2] Dex One,[3] a large U.S. directories publisher, and Clear Channel Communications, one of the largest radio companies, each benefited from amendments to their credit agreements, which helped address near-term maturities and reduce refinancing risks. Radio One, a large U.S. radio broadcaster targeting African-American listeners, was also among the best performers during the period. The company's term loan performed well resulting from strong operating performance and growth in its television and Internet segments. The company executed an amendment that adjusted covenants and extended call protection, which heightened expectations that investors would earn attractive income and have protection against repricing activity.

Our allocation toward loans with higher credit quality and our exclusion of a few larger, highly leveraged issuers, however, detracted from performance relative to the benchmark during the period. For the one-year period ended October 31, 2013, BB loans returned +4.50%, B loans returned +7.02%, CCC loans returned +10.23%, and Distressed (CC, C and Defaulted) loans returned +21.75%, as measured by the CS LLI, while the Fund maintained its overweighting in loans rated BB- and above and underweighting in CCC loans.[4] Our utilities sector allocation was underweighted, mostly because we did not own the term loans issued by Texas Competitive Electric Holdings, a large electrical utility. The underweighting detracted from relative performance

Top 10 Holdings

Franklin Floating Rate Daily Access Fund
10/31/13

Company *Sector/Industry*	% of Total Net Assets
BMC Software Finance Inc. *Internet Software & Services*	1.1%
Clear Channel Communications Inc. *Broadcasting*	1.0%
FMG America Finance Inc. *Diversified Metals & Mining*	1.0%
Caesars Entertainment Operating Co. Inc. *Casinos & Gaming*	0.9%
Dell International LLC *Computer Hardware*	0.9%
Asurion LLC *Other Diversified Financial Services*	0.9%
Nine Entertainment Group Pty. Ltd. *Broadcasting*	0.8%
Arysta Lifescience SPC LLC *Diversified Chemicals*	0.8%
Hilton Worldwide Finance LLC *Hotels, Resorts & Cruise Lines*	0.8%
H.J. Heinz Co. *Packaged Foods & Meats*	0.8%

2. The diversified media industry consists of broadcasting, cable and satellite, movies and entertainment, and publishing in the SOI.

3. Dex One consists of Dex Media West and R.H. Donnelley in the SOI

4. Source: Credit Suisse. The index reflects combined Standard & Poor's (S&P) and Moody's Investors Service credit ratings. S&P is used as the Fund's primary credit rating source.

Annual Report | 17

as some investors anticipated that the utility’s term loans would have a higher recovery value following a potential bankruptcy filing.5 Our security selection in service industries also detracted from relative performance, based on the exclusion of First Data, another large, highly leveraged issuer, as well as our exposure to the term loan of Weight Watchers International, which traded lower at the end of the period following reports of weaker operating results.

The Fund’s largest investments during the period included large deals that brought new issuance to the U.S. loan market. Among these investments was a refinancing deal for Arysta Lifescience, a large agrochemical company specializing in the development, formulation and distribution of crop protection products. We liked Arysta’s first lien and second lien loans based on increasing global demand for the agrochemical products, the company’s exposure to markets with strong growth and strong barriers to entry. The Arysta second lien loan added to our modest, overweighted allocation in second lien loans, which contributed to performance because of their relatively high coupons and price appreciation as investors sought higher yielding loans. We also invested in the refinancing deal of Hilton Worldwide, the world’s largest lodging company, and found its term loan attractive based on the company’s strong market positions in worldwide locations, leading brands and declining capital expenditure requirements.

5. The utilities sector consists of electric utilities in the SOI.

18 | Annual Report

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

Richard S. Hsu, CFA

Madeline Lam

Portfolio Management Team
Franklin Floating Rate Daily Access Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 19

Performance Summary as of 10/31/13

Franklin Floating Rate Daily Access Fund

Price and Distribution Information

Class A (Symbol: FAFRX)		Change	10/31/13	10/31/12
Net Asset Value (NAV)		+$0.09	$9.20	$9.11
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.330879			
Class C (Symbol: FCFRX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		+$0.09	$9.20	$9.11
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.294422			
Class R6 (Symbol: n/a)		**Change**	**10/31/13**	**5/1/13**
Net Asset Value (NAV)		-$0.00	$9.21	$9.21
Distributions (5/1/13–10/31/13)				
Dividend Income	$0.174154			
Advisor Class (Symbol: FDAAX)		**Change**	**10/31/13**	**10/31/12**
Net Asset Value (NAV)		+$0.09	$9.20	$9.11
Distributions (11/1/12–10/31/13)				
Dividend Income	$0.353942			

20 | Annual Report

Performance Summary (continued)

Performance[1]

*Cumulative total return excludes sales charges. Aggregate and average annual total returns include maximum sales charges. **Class A:** 2.25% maximum initial sales charge; **Class C:** 1% contingent deferred sales charge in first year only; **Class R6/Advisor Class:** no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[2]		+4.69%	+47.49%	+43.94%
Average Annual Total Return[3]		+2.33%	+7.58%	+3.47%
Avg. Ann. Total Return (9/30/13)[4]		+2.24%	+4.57%	+3.46%
Distribution Rate[5]	3.31%			
30-Day Standardized Yield[6]	3.18% (with waiver)		3.17% (without waiver)	
Total Annual Operating expenses[7]	0.92% (with waiver)		0.94% (without waiver)	
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+4.28%	+44.40%	+38.32%
Average Annual Total Return[3]		+3.28%	+7.62%	+3.30%
Avg. Ann. Total Return (9/30/13)[4]		+3.30%	+4.65%	+3.29%
Distribution Rate[5]	2.99%			
30-Day Standardized Yield[6]	2.87% (with waiver)		2.84% (without waiver)	
Total Annual Operating expenses[7]	1.32% (with waiver)		1.34% (without waiver)	
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				+1.80%
Aggregate Total Return[8]				+1.80%
Aggregate Total Return (9/30/13)[4, 8]				+1.15%
Distribution Rate[5]	3.73%			
30-Day Standardized Yield[6]	3.60% (with waiver)		3.57% (without waiver)	
Total Annual Operating expenses[7]	0.58% (with waiver)		0.60% (without waiver)	
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+4.95%	+49.34%	+47.43%
Average Annual Total Return[3]		+4.95%	+8.35%	+3.96%
Avg. Ann. Total Return (9/30/13)[4]		+4.86%	+5.33%	+3.95%
Distribution Rate[5]	3.65%			
30-Day Standardized Yield[6]	3.51% (with waiver)		3.50% (without waiver)	
Total Annual Operating expenses[7]	0.67% (with waiver)		0.69% (without waiver)	

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to **franklintempleton.com** or call **(800) 342-5236**.*

Annual Report | 21

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

22 | Annual Report

Performance Summary *(continued)*

Class R6 (5/1/13–10/31/13)

$15,000
$10,000
$5,000
5/13
10/13
$10,189
$10,180
Franklin Floating Rate Daily Access Fund
CS Leveraged Loan Index[9]

Aggregate Total Return[8]

Class R6	10/31/13
Since Inception (5/1/13)	+1.80%

Advisor Class (11/1/03–10/31/13)

$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$16,440
$14,743
Franklin Floating Rate Daily Access Fund
CS Leveraged Loan Index[9]

Average Annual Total Return

Advisor Class	10/31/13
1-Year	+4.95%
5-Year	+8.35%
10-Year	+3.96%

Annual Report | 23

Your Fund’s Expenses

Franklin Floating Rate Daily Access Fund

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 25

26 | Annual Report

Franklin Low Duration Total Return Fund

Your Fund's Goal and Main Investments: Franklin Low Duration Total Return Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

What is duration?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

We are pleased to bring you Franklin Low Duration Total Return Fund's annual report for the fiscal year ended October 31, 2013.

Performance Overview

Franklin Low Duration Total Return Fund – Class A delivered a +1.32% cumulative total return for the 12 months under review. In comparison, the Fund's benchmark, the Barclays U.S. Government/Credit Index: 1-3 Year Component, which tracks public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government, posted a +0.77% total return.[1] You can find more of the Fund's performance data in the Performance Summary beginning on page 31.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 80.

Annual Report | 27

What is a currency forward contract?

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell a security at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank or other financial institution (the swap counterparty). In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Dividend Distributions*

Franklin Low Duration Total Return Fund
11/1/12–10/31/13

	Dividend per Share (cents)			
Month	**Class A**	**Class C**	**Class R6****	**Advisor Class**
November	2.0174	1.7009	—	2.2211
December***	6.5219	6.1786	—	6.7378
January	1.9269	1.6459	—	2.1073
February	1.7966	1.5027	—	1.9839
March	1.4271	1.1834	—	1.5695
April	1.9491	1.5822	—	2.1788
May	1.7627	1.4809	1.9526	1.9429
June	1.4457	1.2432	1.6329	1.5756
July	1.8794	1.6012	2.1318	2.0541
August	1.5814	1.2948	1.8509	1.7644
September	2.0371	1.6982	2.3510	2.2521
October	2.1004	1.7554	2.4253	2.3221
Total	**26.4457**	**22.8674**	**12.3445**	**28.7096**

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 5/1/13, the Fund began offering Class R6 shares.

***Includes an additional 4.34 cent per share distribution to meet excise tax requirements.

Manager's Discussion

During the period, improved economic data was largely overshadowed by global issues including unrest in the Middle East, expectations that the U.S. Federal Reserve Board would taper its asset purchase program and political considerations, notably the U.S. federal government shutdown. U.S. economic data were mixed. Although jobless claims data continued to show improvement, hiring levels did not meaningfully pick up. Lackluster consumer spending failed to meet expectations in the third quarter of 2013. The U.S. housing market, however, generally displayed a firming trend in the face of rising interest rates. Industrial production improved overall despite some softness late in the period. Inflationary pressures remained largely benign.

Although financial markets were volatile, some sectors typically regarded as riskier in which the Fund invested performed better than U.S. Treasuries and higher quality agency securities. Overall exposure to credit sectors boosted Fund performance. The Fund benefited from its allocations to non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), particularly from security selection in CMBS.

28 | Annual Report

Our municipal bond securities overall were also favorable. Exposure to non-U.S. dollar bonds was another contributor. In contrast, the portfolio's lower interest rate risk relative to the benchmark detracted from relative performance.

We remained slightly overweighted compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. We added to the Fund's tax-exempt municipal bond, corporate credit and securitized sector allocations, including significant increases to investment-grade corporate bonds, high yield bonds, RMBS and CMBS, as we found what we considered relative value opportunities. We continued to think that many of the best opportunities in the global bond markets were outside of the U.S., but we made small reductions to many of our non-U.S. currency positions, shifting our exposure toward opportunities in U.S. credit sectors.

The portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, and currency, interest rate swap and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

Portfolio Breakdown
Franklin Low Duration Total Return Fund
Based on Total Net Assets as of 10/31/13

Corporate Bonds
37.4%
U.S. Government & Agency Securities
22.0%
Asset-Backed & Commercial Mortgage-Backed Securities
18.3%
Senior Floating Rate Interests
5.3%
Foreign Government & Agency Securities
4.9%
Mortgage-Backed Securities
4.7%
Municipal Bonds
1.8%
Short-Term Investments & Other Net Assets
5.6%

Annual Report | 29

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Kent Burns, CFA

Christopher J. Molumphy, CFA

Portfolio Management Team
Franklin Low Duration Total Return Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

30 | Annual Report

Performance Summary as of 10/31/13

Franklin Low Duration Total Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 31

Performance Summary (continued)

Class A (11/17/04–10/31/13)

$15,000
$10,000
$5,000
11/04
10/05
10/07
10/09
10/11
10/13
$13,403
$13,152
$12,230
Franklin Low Duration Total Return Fund
Barclays U.S. Government/Credit Index: 1-3 Year Component[11]
CPI[10]

Average Annual Total Return

Class A	10/31/13
1-Year	-0.98%
5-Year	+3.84%
Since Inception (11/17/04)	+3.33%

Class C (10/1/12–10/31/13)

$15,000
$10,000
$5,000
10/12
3/13
10/13
$10,114
$10,092
$10,079
Franklin Low Duration Total Return Fund
Barclays U.S. Government/Credit Index: 1-3 Year Component[11]
CPI[10]

Average Annual Total Return

Class C	10/31/13
1-Year	-0.02%
Since Inception (10/1/12)	+1.05%

Annual Report | 33

Performance Summary *(continued)*

Aggregate Total Return[8]

Class R6	10/31/13
Since Inception (5/1/13)	+0.43%

Class R6 (5/1/13–10/31/13)

$15,000
$10,000
$5,000
5/13
10/13
$10,044
$10,043
$10,029
Franklin Low Duration Total Return Fund
Barclays U.S. Government/Credit Index: 1-3 Year Component[10]
CPI[11]

Average Annual Total Return

Advisor Class[9]	10/31/13
1-Year	+1.64%
5-Year	+4.59%
Since Inception (11/17/04)	+3.76%

Advisor Class (11/17/04–10/31/13)[9]

$15,000
$10,000
$5,000
11/04
10/05
10/07
10/09
10/11
10/13
$13,919
$13,152
$12,230
Franklin Low Duration Total Return Fund
Barclays U.S. Government/Credit Index: 1-3 Year Component[10]
CPI[11]

34 | Annual Report

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund's share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Changes in the financial strength of a bond issuer or in a bond's credit rating may affect its value. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund's initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Some derivatives are particularly sensitive to changes in interest rates. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/14 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 10/31/13.

6. The 30-day standardized yield for the 30 days ended 10/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

7. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.

9. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +22.29% and +3.75%.

10. Source: © 2013 Morningstar. The Barclays U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment grade corporate debt and non-native currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 35

Your Fund’s Expenses

Franklin Low Duration Total Return Fund

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

36 | Annual Report

Annual Report | 37

Franklin Total Return Fund

Your Fund's Goals and Main Investments: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

What is duration?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

We are pleased to bring you Franklin Total Return Fund's annual report for the fiscal year ended October 31, 2013.

Performance Overview

Franklin Total Return Fund – Class A posted a +0.30% cumulative total return for the 12 months under review. In comparison, the Fund's benchmark, the Barclays U.S. Aggregate Index, which measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities, had a -1.08% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 42.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 112.

38 | Annual Report

Dividend Distributions*
Franklin Total Return Fund
11/1/12–10/31/13

Month	Dividend per Share (cents) Class A	Class C	Class R	Class R6**	Advisor Class
November	2.7918	2.4411	2.5751	—	3.0154
December***	7.7240	7.3630	7.4981	—	7.9521
January	2.0625	1.7538	1.8711	—	2.2579
February	2.1791	1.8836	1.9956	—	2.3667
March	2.4420	2.1380	2.2562	—	2.6372
April	2.9416	2.5601	2.7013	—	3.1833
May	2.5116	2.1797	2.3052	2.7262	2.7228
June	1.9393	1.6510	1.7611	2.2189	2.1239
July	2.7992	2.4689	2.5944	3.1210	3.0102
August	1.6998	1.4495	1.5435	1.9581	1.8598
September	3.0668	2.7381	2.8642	3.3827	3.2762
October	2.9494	2.6062	2.7357	3.3389	3.1688
Total	**35.1071**	**31.2330**	**32.7015**	**16.7458**	**37.5743**

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 5/1/13, the Fund began offering Class R6 shares.

***Includes an additional 4.84 cent per share distribution to meet excise tax requirements.

Manager's Discussion

During the period, improved economic data was largely overshadowed by global issues including unrest in the Middle East, expectations that the U.S. Federal Reserve Board would taper its asset purchase program and political considerations, notably the U.S. federal government shutdown. U.S. economic data were mixed. Although jobless claims data continued to show improvement, hiring levels did not meaningfully pick up. Lackluster consumer spending failed to meet expectations in the third quarter of 2013. The U.S. housing market, however, generally displayed a firming trend in the face of rising interest rates. Industrial production improved overall despite some softness late in the period. Inflationary pressures remained largely benign.

Although financial markets were volatile, some sectors typically regarded as riskier in which the Fund invested performed better than U.S. Treasuries and higher quality agency securities. Overall exposure to credit sectors boosted Fund performance. The Fund benefited from its allocations to non-agency residential

What is a currency forward contract?

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell a security at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank or other financial institution (the swap counterparty). In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular "notional amount" of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Annual Report | 39

Annual Report | 41

Performance Summary as of 10/31/13

Franklin Total Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance Summary *(continued)*

Performance[1]

Cumulative total return excludes sales charges. Aggregate and average annual total returns include maximum sales charges. ***Class A:*** *4.25% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/R6/Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[2]		+0.30%	+51.47%	+64.77%
Average Annual Total Return[3]		-3.99%	+7.72%	+4.66%
Avg. Ann. Total Return (9/30/13)[4]		-4.87%	+6.32%	+4.48%
Distribution Rate[5]	3.37%			
30-Day Standardized Yield[6]	2.32% (with waiver)			2.24% (without waiver)
Total Annual Operating Expenses[7]	0.89% (with waiver)			0.94% (without waiver)
Class C		**1-Year**	**5-Year**	**10-year**
Cumulative Total Return[2]		-0.08%	+48.38%	+58.36%
Average Annual Total Return[3]		-1.04%	+8.21%	+4.70%
Avg. Ann. Total Return (9/30/13)[4]		-2.04%	+6.79%	+4.51%
Distribution Rate[5]	3.12%			
30-Day Standardized Yield[6]	2.02% (with waiver)			1.93% (without waiver)
Total Annual Operating Expenses[7]	1.29% (with waiver)			1.34% (without waiver)
Class R		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+0.06%	+49.57%	+60.70%
Average Annual Total Return[3]		+0.06%	+8.39%	+4.86%
Avg. Ann. Total Return (9/30/13)[4]		-0.95%	+6.96%	+4.67%
Distribution Rate[5]	3.27%			
30-Day Standardized Yield[6]	2.16% (with waiver)			2.09% (without waiver)
Total Annual Operating Expenses[7]	1.14% (with waiver)			1.19% (without waiver)
Class R6				**Inception (5/1/13)**
Cumulative Total Return[2]				-1.92%
Aggregate Total Return[8]				-1.92%
Aggregate Total Return (9/30/13)[4, 8]				-3.21%
Distribution Rate[5]	3.98%			
30-Day Standardized Yield[6]	2.82% (with waiver)			2.82% (without waiver)
Total Annual Operating Expenses[7]	0.51% (with waiver)			0.56% (without waiver)
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[2]		+0.54%	+53.36%	+68.94%
Average Annual Total Return[3]		+0.54%	+8.93%	+5.38%
Avg. Ann. Total Return (9/30/13)[4]		-0.38%	+7.48%	+5.20%
Distribution Rate[5]	3.78%			
30-Day Standardized Yield[6]	2.69% (with waiver)			2.60% (without waiver)
Total Annual Operating Expenses[7]	0.64% (with waiver)			0.69% (without waiver)

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236****.*

Annual Report | 43

Performance Summary *(continued)*

Average Annual Total Return

Class A	10/31/13
1-Year	-3.99%
5-Year	+7.72%
10-Year	+4.66%

Class A (11/1/03–10/31/13)

$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$15,945
$15,771
$12,624
Franklin Total Return Fund
Barclays U.S. Aggregate Index[3]
CPI[5]

Average Annual Total Return

Class C	10/31/13
1-Year	-1.04%
5-Year	+8.21%
10-Year	+4.70%

Class C (11/1/03–10/31/13)

$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$15,945
$15,836
$12,624
Franklin Total Return Fund
Barclays U.S. Aggregate Index[3]
CPI[5]

44 | Annual Report

Performance Summary *(continued)*

Class R (11/1/03–10/31/13)

$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$16,070
$15,945
$12,624
Franklin Total Return Fund
Barclays U.S. Aggregate Index[3]
CPI[9]

Average Annual Total Return

Class R	10/31/13
1-Year	+0.06%
5-Year	+8.39%
10-Year	+4.86%

Class R6 (5/1/13–10/31/13)

$15,000
$10,000
$5,000
5/13
10/13
$10,044
$9,808
$9,803
Franklin Total Return Fund
Barclays U.S. Aggregate Index[3]
CPI[9]

Aggregate Total Return[8]

Class R6	10/31/13
Since Inception (5/1/13)	-1.92%

Annual Report | 45

Performance Summary *(continued)*

Average Annual Total Return

Advisor Class	10/31/13
1-Year	+0.54%
5-Year	+8.93%
10-Year	+5.38%

Advisor Class (11/1/03–10/31/13)

$20,000
$15,000
$10,000
$5,000
11/03
10/05
10/07
10/09
10/11
10/13
$16,894
$15,945
$12,624
Franklin Total Return Fund
Barclays U.S. Aggregate Index[9]
CPI[9]

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund's share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Changes in the financial strength of a bond issuer or in a bond's credit rating may affect its value. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund's initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/14 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 10/31/13.
6. The 30-day standardized yield for the 30 days ended 10/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
7. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
9. Sources: © 2013 Morningstar. The Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody's, Standard & Poor's and Fitch, respectively. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

46 | Annual Report

Your Fund’s Expenses

Franklin Total Return Fund

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 47

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.88%; C: 1.28%; R: 1.13%; R6: 0.49%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

48 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 49

50 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Adjustable U.S. Government Securities Fund

Class R6	Period Ended October 31, 2013[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$8.72
Income from investment operations[b]:	
Net investment income	0.008
Net realized and unrealized gains (losses)	0.018
Total from investment operations	0.026
Less distributions from net investment income	(0.016)
Net asset value, end of period	$8.73
Total return[c]	0.30%
Ratios to average net assets[d]	
Expenses	0.53%
Net investment income	0.97%
Supplemental data	
Net assets, end of period (000's)	$335
Portfolio turnover rate	8.66%

[a]For the period September 20, 2013 (effective date) to October 31, 2013.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Total return is not annualized for periods less than one year.

[d]Ratios are annualized for periods less than one year.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Adjustable U.S. Government Securities Fund

Advisor Class	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$8.91	$8.85	$8.91	$8.97	$8.87
Income from investment operations[a]:					
Net investment income	0.073	0.107	0.139	0.181	0.267
Net realized and unrealized gains (losses)	(0.101)	0.111	(0.002)	0.024	0.115
Total from investment operations	(0.028)	0.218	0.137	0.205	0.382
Less distributions from net investment income	(0.152)	(0.158)	(0.197)	(0.265)	(0.282)
Net asset value, end of year	$8.73	$8.91	$8.85	$8.91	$8.97
Total return	(0.31)%	2.48%	1.55%	2.31%	4.36%
Ratios to average net assets					
Expenses	0.62%	0.62%	0.61%	0.61%	0.62%[b]
Net investment income	0.88%	1.16%	1.41%	1.49%	2.73%
Supplemental data					
Net assets, end of year (000's)	$411,228	$437,540	$489,675	$368,400	$87,296
Portfolio turnover rate	8.66%	9.69%	19.65%	43.37%	22.45%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $25,730) 0.0%[†]		
[a]Travelers Mortgage Services Inc., 1998-5A, A, FRN, 2.53%, 12/25/18	$ 25,296	$ 25,296
Mortgage-Backed Securities 99.3%		
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 26.2%		
FHLMC, 1.913%, 4/01/36	11,403,508	12,085,396
FHLMC, 2.015%, 9/01/35	20,093,955	21,117,247
FHLMC, 2.08%, 4/01/35	16,363,151	17,272,880
FHLMC, 0.803% - 2.23%, 7/01/14 - 4/01/42	19,114,764	20,014,550
FHLMC, 2.233% - 2.349%, 11/01/16 - 4/01/38	20,041,175	21,134,874
FHLMC, 2.365%, 1/01/36	10,643,725	11,321,083
FHLMC, 2.349% - 2.375%, 2/01/18 - 9/01/41	19,529,257	20,587,146
FHLMC, 2.377%, 11/01/36	12,119,919	12,833,618
FHLMC, 2.383%, 9/01/36	10,833,006	11,530,377
FHLMC, 2.375% - 2.402%, 11/01/17 - 10/01/41	19,369,006	20,578,374
FHLMC, 2.403% - 2.48%, 11/01/17 - 1/01/38	19,997,833	21,182,805
FHLMC, 2.481% - 2.513%, 1/01/18 - 6/01/38	17,966,370	19,027,043
FHLMC, 2.514% - 2.521%, 9/01/32 - 4/01/37	15,567,624	16,525,474
FHLMC, 2.521% - 2.552%, 1/01/22 - 8/01/38	13,976,141	14,818,366
FHLMC, 2.569%, 11/01/37	15,135,410	16,040,209
FHLMC, 2.553% - 2.585%, 4/01/19 - 5/01/41	19,239,767	20,435,573
FHLMC, 2.592%, 11/01/35	10,040,620	10,688,212
FHLMC, 2.592%, 12/01/35	14,073,995	15,077,839
FHLMC, 2.607%, 9/01/38	12,573,236	13,362,034
FHLMC, 2.585% - 2.608%, 2/01/30 - 6/01/37	13,683,762	14,567,105
FHLMC, 2.609% - 2.627%, 11/01/18 - 3/01/39	18,346,863	19,513,717
FHLMC, 2.628% - 2.645%, 10/01/18 - 3/01/38	18,204,896	19,415,273
FHLMC, 2.664%, 2/01/36	9,715,771	10,380,407
FHLMC, 2.646% - 2.674%, 9/01/15 - 11/01/37	18,435,840	19,624,195
FHLMC, 2.716%, 3/01/37	9,218,776	9,785,512
FHLMC, 2.674% - 2.716%, 1/01/29 - 3/01/38	19,707,405	20,968,273
FHLMC, 2.752%, 6/01/37	20,369,535	21,870,002
FHLMC, 2.717% - 2.782%, 1/01/19 - 12/01/37	18,415,429	19,515,658
FHLMC, 2.794%, 9/01/37	18,699,918	20,034,518
FHLMC, 2.782% - 2.812%, 12/01/19 - 6/01/37	19,531,216	20,802,037
FHLMC, 2.834%, 1/01/37	11,899,051	12,767,145
FHLMC, 2.813% - 3.651%, 8/01/18 - 11/01/40	18,723,224	19,835,366
FHLMC, 3.67% - 7.493%, 5/01/15 - 6/01/38	10,523,635	11,135,231
		555,847,539
[a]Federal National Mortgage Association (FNMA) Adjustable Rate 72.2%		
FNMA, 0.848% - 1.719%, 6/01/15 - 10/01/44	20,196,980	20,905,814
FNMA, 1.73% - 1.825%, 12/01/15 - 2/01/37	19,796,957	20,589,119
FNMA, 1.859%, 1/01/35	10,668,437	11,331,172
FNMA, 1.827% - 1.901%, 6/01/14 - 7/01/37	18,471,573	19,471,558
FNMA, 1.923%, 3/01/35	12,792,261	13,536,969
FNMA, 1.948%, 12/01/34	24,788,829	26,312,811
FNMA, 1.901% - 1.956%, 2/01/16 - 3/01/43	20,071,895	21,190,766
FNMA, 1.972%, 5/01/35	11,090,850	11,781,059
FNMA, 1.958% - 1.984%, 10/01/14 - 8/01/37	19,934,756	21,112,456
FNMA, 2.061%, 4/01/36	9,553,732	10,068,062
FNMA, 1.987% - 2.073%, 8/01/14 - 3/01/42	16,076,792	16,837,584
FNMA, 2.073% - 2.105%, 10/01/15 - 2/01/39	17,498,385	18,534,540

Annual Report | 53

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
[a] **Federal National Mortgage Association (FNMA) Adjustable Rate (continued)**		
FNMA, 2.106% - 2.131%, 11/01/17 - 11/01/36	$19,660,460	$ 20,665,308
FNMA, 2.131% - 2.151%, 10/01/22 - 10/01/37	19,497,092	20,635,618
FNMA, 2.152% - 2.186%, 3/01/19 - 2/01/43	19,985,457	21,103,249
FNMA, 2.195%, 1/01/36	10,441,397	11,008,617
FNMA, 2.186% - 2.207%, 9/01/17 - 11/01/40	20,127,050	21,103,545
FNMA, 2.207% - 2.216%, 1/01/18 - 11/01/35	15,857,125	16,724,125
FNMA, 2.218%, 2/01/36	15,661,822	16,510,723
FNMA, 2.216% - 2.235%, 11/01/23 - 12/01/38	19,877,909	20,959,488
FNMA, 2.242%, 11/01/33	15,848,020	16,714,081
FNMA, 2.236% - 2.247%, 3/01/20 - 10/01/35	19,297,364	20,383,304
FNMA, 2.258%, 11/01/34	13,221,567	13,974,480
FNMA, 2.247% - 2.263%, 7/01/17 - 8/01/37	19,444,848	20,482,420
FNMA, 2.264% - 2.275%, 6/01/18 - 9/01/39	19,355,909	20,466,350
FNMA, 2.279%, 1/01/36	19,154,508	20,288,641
FNMA, 2.295%, 5/01/39	20,335,692	21,530,559
FNMA, 2.275% - 2.298%, 3/01/19 - 9/01/37	19,403,267	20,507,430
FNMA, 2.299% - 2.311%, 4/01/18 - 5/01/38	18,074,158	19,126,094
FNMA, 2.311% - 2.315%, 4/01/19 - 4/01/37	19,863,131	21,036,171
FNMA, 2.327%, 10/01/35	11,185,403	11,862,518
FNMA, 2.315% - 2.335%, 9/01/15 - 4/01/38	17,690,842	18,723,279
FNMA, 2.335% - 2.346%, 4/01/18 - 3/01/38	18,357,655	19,424,377
FNMA, 2.349%, 2/01/36	15,397,878	16,285,901
FNMA, 2.347% - 2.349%, 1/01/33 - 4/01/38	18,495,524	19,606,566
FNMA, 2.349% - 2.375%, 12/01/18 - 7/01/40	18,112,753	19,117,520
FNMA, 2.376% - 2.395%, 9/01/17 - 10/01/38	19,826,614	21,010,474
FNMA, 2.395% - 2.402%, 4/01/32 - 1/01/40	18,699,309	19,839,613
FNMA, 2.403% - 2.412%, 2/01/18 - 9/01/38	15,470,163	16,435,538
FNMA, 2.42%, 10/01/34	9,078,591	9,566,804
FNMA, 2.42%, 8/01/39	17,527,290	18,552,453
FNMA, 2.412% - 2.423%, 1/01/19 - 3/01/39	19,830,925	20,997,268
FNMA, 2.423% - 2.436%, 6/01/20 - 4/01/38	19,910,839	21,186,973
FNMA, 2.447%, 1/01/38	15,533,629	16,448,216
FNMA, 2.437% - 2.449%, 6/01/28 - 6/01/38	19,666,430	20,894,888
FNMA, 2.449% - 2.455%, 9/01/17 - 8/01/37	13,331,465	14,235,656
FNMA, 2.458%, 3/01/35	22,439,442	23,869,457
FNMA, 2.455% - 2.463%, 12/01/23 - 4/01/38	17,087,532	18,110,760
FNMA, 2.476%, 11/01/34	12,932,797	13,686,268
FNMA, 2.476%, 11/01/35	10,032,969	10,600,114
FNMA, 2.463% - 2.478%, 7/01/17 - 2/01/37	18,912,318	20,104,552
FNMA, 2.478% - 2.481%, 8/01/22 - 6/01/36	17,543,810	18,649,782
FNMA, 2.482%, 9/01/36	13,755,899	14,633,610
FNMA, 2.481% - 2.487%, 2/01/29 - 11/01/41	18,668,583	19,808,652
FNMA, 2.492%, 1/01/39	13,486,412	14,290,164
FNMA, 2.488% - 2.494%, 8/01/18 - 1/01/37	17,905,439	18,997,386
FNMA, 2.496%, 12/01/36	18,802,913	19,813,543
FNMA, 2.494% - 2.50%, 6/01/17 - 3/01/38	17,701,625	18,747,272
FNMA, 2.505%, 9/01/39	10,024,504	10,630,889
FNMA, 2.501% - 2.51%, 12/01/28 - 9/01/37	15,108,156	16,046,629
FNMA, 2.51% - 2.517%, 1/01/30 - 1/01/37	19,227,511	20,451,062
FNMA, 2.533%, 1/01/38	12,631,756	13,457,730
FNMA, 2.539%, 8/01/35	9,424,370	10,001,428

54 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
[a] **Federal National Mortgage Association (FNMA) Adjustable Rate (continued)**		
FNMA, 2.517% - 2.54%, 10/01/16 - 12/01/39	$19,466,897	$ 20,727,949
FNMA, 2.54% - 2.56%, 5/01/18 - 6/01/38	19,772,516	21,008,868
FNMA, 2.56% - 2.563%, 11/01/29 - 2/01/37	13,426,732	14,243,620
FNMA, 2.57%, 11/01/37	22,876,406	24,346,262
FNMA, 2.571%, 3/01/36	12,465,985	13,279,907
FNMA, 2.582%, 1/01/37	15,286,404	16,264,162
FNMA, 2.563% - 2.585%, 6/01/19 - 11/01/36	18,928,029	20,168,666
FNMA, 2.595%, 9/01/35	10,796,661	11,469,814
FNMA, 2.585% - 2.595%, 11/01/17 - 11/01/38	15,478,665	16,437,734
FNMA, 2.601%, 7/01/46	16,689,906	17,820,306
FNMA, 2.602%, 5/01/38	9,604,153	10,211,744
FNMA, 2.599% - 2.611%, 5/01/22 - 6/01/36	14,269,500	15,219,920
FNMA, 2.611% - 2.616%, 6/01/29 - 5/01/45	16,038,765	17,068,028
FNMA, 2.619% - 2.627%, 4/01/19 - 4/01/38	18,629,226	19,796,624
FNMA, 2.638%, 2/01/37	12,377,217	13,259,355
FNMA, 2.628% - 2.677%, 9/01/17 - 4/01/37	19,863,244	21,108,739
FNMA, 2.685%, 3/01/35	10,443,436	11,121,045
FNMA, 2.677% - 2.695%, 11/01/32 - 8/01/39	19,763,595	21,068,258
FNMA, 2.717%, 1/01/36	12,579,873	13,428,340
FNMA, 2.696% - 2.75%, 5/01/16 - 1/01/45	19,834,805	21,119,327
FNMA, 2.75% - 2.848%, 12/01/17 - 2/01/37	19,538,397	20,791,663
FNMA, 2.848% - 3.125%, 3/01/16 - 11/01/46	20,045,008	21,095,133
FNMA, 3.125% - 4.507%, 11/01/15 - 4/01/41	19,986,741	21,112,870
FNMA, 4.527% - 9.095%, 7/01/14 - 1/01/39	7,524,770	7,963,754
		1,531,111,543
[a] **Government National Mortgage Association (GNMA) Adjustable Rate 0.9%**		
GNMA, 1.625% - 3.00%, 3/20/16 - 5/20/36	17,834,417	18,527,532
Total Mortgage-Backed Securities (Cost $2,068,462,664)		2,105,486,614
Total Investments before Short Term Investments (Cost $2,068,488,394)		2,105,511,910
Short Term Investments 0.8%		
U.S. Government and Agency Securities (Cost $610) 0.0%[†]		
[a] FNMA, 6.00%, 1/01/14	586	580
Total Investments before Money Market Funds (Cost $2,068,489,004)		2,105,512,490
	Shares	
Money Market Funds (Cost $16,807,473) 0.8%		
[b,c] Institutional Fiduciary Trust Money Market Portfolio	16,807,473	16,807,473
Total Investments (Cost $2,085,296,477) 100.1%		2,122,319,963
Other Assets, less Liabilities (0.1)%		(2,015,566)
Net Assets 100.0%		$2,120,304,397

See Abbreviations on page 181.

[†] Rounds to less than 0.1% of net assets.

[a] The coupon rate shown represents the rate at period end.

[b] Non-income producing.

[c] See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

56 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 57

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Floating Rate Daily Access Fund

Class R6	Period Ended October 31, 2013[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$9.21
Income from investment operations[b]:	
Net investment income	0.175
Net realized and unrealized gains (losses)	(0.001)
Total from investment operations	0.174
Less distributions from net investment income	(0.174)
Net asset value, end of period	$9.21
Total return[c]	1.80%
Ratios to average net assets[d]	
Expenses[e,f]	0.51%
Net investment income	3.92%
Supplemental data	
Net assets, end of period (000's)	$1,339
Portfolio turnover rate	42.72%

[a]For the period May 1, 2013 (effective date) to October 31, 2013.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Total return is not annualized for periods less than one year.
[d]Ratios are annualized for periods less than one year.
[e]Benefit of expense reduction rounds to less than 0.01%.
[f]Benefit of waiver and payment by affiliate rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Floating Rate Daily Access Fund

Advisor Class	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$9.11	$8.89	$9.11	$8.73	$7.66
Income from investment operations[a]:					
Net investment income	0.355	0.426	0.442	0.393	0.312
Net realized and unrealized gains (losses)	0.089	0.225	(0.221)	0.375	1.071
Total from investment operations	0.444	0.651	0.221	0.768	1.383
Less distributions from net investment income	(0.354)	(0.431)	(0.441)	(0.388)	(0.313)
Net asset value, end of year	$9.20	$9.11	$8.89	$9.11	$8.73
Total return	4.95%	7.49%	2.43%	8.84%	18.74%
Ratios to average net assets					
Expenses	0.58%[b,c]	0.65%	0.64%[b]	0.70%[b]	0.71%[b]
Net investment income	3.85%	4.77%	4.81%	4.40%	3.91%
Supplemental data					
Net assets, end of year (000's)	$2,374,914	$739,974	$524,938	$273,158	$186,816
Portfolio turnover rate	42.72%	80.88%	126.99%	82.13%	51.46%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Benefit of expense reduction rounds to less than 0.01%.

[c]Benefit of waiver and payment by affiliate rounds to less than 0.01%.

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013

Franklin Floating Rate Daily Access Fund	Country	Shares	Value
Common Stocks (Cost $—) 0.0%			
Health Care Distributors 0.0%			
[a,b]RoTech Medical Corp.	United States	26,267	$ —
		Principal Amount*	
Corporate Bonds (Cost $2,074,602) 0.0%[†]			
Broadcasting 0.0%[†]			
Clear Channel Communications Inc., senior secured note, first lien, 9.00%, 12/15/19	United States	$ 2,211,000	2,255,219
[c,d]**Senior Floating Rate Interests 89.7%**			
Aerospace & Defense 1.8%			
Accudyne Industries LLC (Silver II U.S. Holdings/Hamilton), 2013 Specified Refinancing Term Loan, 4.00%, 12/13/19	United States	9,788,591	9,783,011
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18	Luxembourg	4,203,152	4,213,660
AWAS Finance Luxembourg SA, Loans, 3.50%, 6/10/16	Ireland	8,611,888	8,633,417
CAMP International Holding Co., Replacement Term Loan, 5.25%, 5/31/19	United States	4,415,400	4,459,554
Doncasters U.S. Finance LLC,			
[e]Second Lien Term Loan, 10.50%, 10/09/20	United States	5,300,000	5,309,938
Term B Loans, 5.50%, 4/09/20	United States	3,651,650	3,688,167
[b]Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	810,222	810,222
FLY Funding II S.A.R.L., Loans, 4.50%, 8/08/18	Luxembourg	12,807,809	12,907,069
JFB Firth Rixson Inc. (FR Acq.), 2013 Replacement Dollar Term Facility Loan, 4.25%, 6/30/17	United States	8,187,849	8,223,670
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	32,127,774	32,213,555
			90,242,263
Agricultural Products 0.2%			
Allflex Holdings III Inc.,			
Initial Term Loan, 4.25%, 7/17/20	United States	4,200,000	4,221,546
Second Lien Initial Term Loan, 8.00%, 7/17/21	United States	6,160,000	6,260,100
			10,481,646
Air Freight & Logistics 0.0%[†]			
Evergreen International Aviation Inc., First Lien Term Loan, 5.00%, 6/30/15	United States	973,269	953,803
Airlines 2.0%			
[e]Air Canada, Term Loan, 5.50%, 9/26/19	Canada	5,521,818	5,567,832
[e]American Airlines Inc., Class B Term Loan, 4.75%, 6/27/19	United States	39,436,225	39,756,644
Delta Air Lines Inc.,			
New Term B-1 Loan, 4.00%, 10/18/18	United States	12,058,875	12,091,072
New Term Loan, 4.25%, 4/20/17	United States	15,493,375	15,592,982
Flying Fortress Inc. (ILFC), New Loan, 3.50%, 6/30/17	United States	18,933,333	18,992,500
U.S. Airways Inc., Tranche B-1 Term Loan, 4.25%, 5/23/19	United States	8,650,000	8,676,261
			100,677,291

60 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[c,d] Senior Floating Rate Interests (continued)			
Alternative Carriers 0.5%			
Cricket Communications Inc. (Leap Wireless),			
C Term Loan, 4.75%, 3/08/20	United States	$ 11,478,444	$ 11,545,697
Term Loan, 4.75%, 10/10/19	United States	4,853,325	4,882,649
tw telecom holdings inc., Term Loan B, 2.67%, 4/17/20	United States	10,334,100	10,350,252
			26,778,598
Aluminum 0.2%			
Novelis Inc., Term Loan, 3.75%, 3/10/17	Canada	9,725,131	9,785,913
Apparel, Accessories & Luxury Goods 0.6%			
PVH Corp., Tranche B Term Loan, 3.25%, 2/13/20	United States	8,002,863	8,039,748
[f] Visant Corp. (Jostens), New Loan, 5.25%, 12/22/16	United States	23,033,013	22,617,337
			30,657,085
Application Software 0.7%			
CCC Information Services Inc., Term Loan, 4.00%, 12/20/19	United States	10,173,747	10,188,499
Nuance Communications Inc., Term C Loan, 2.92%, 8/07/19	United States	8,746,025	8,746,934
Skillsoft Corp., New Term Loan, 5.00%, 5/26/17	United States	14,719,139	14,811,134
			33,746,567
Auto Parts & Equipment 2.4%			
[e] Affinia Group Inc., Tranche B-2 Term Loan, 4.75%, 4/25/20	United States	14,207,839	14,367,677
ASP HHI Acquisition Co. Inc., Refinancing Term Loan, 5.00%, 10/05/18	United States	9,955,972	10,055,532
August LuxUK Holding Co., Lux Second Lien, 10.50%, 4/27/19	Luxembourg	3,045,163	3,106,067
August LuxUK Holding Co., Lux Term B-1 Loan, 5.00%, 4/27/18	Luxembourg	5,350,476	5,403,981
August U.S. Holding Co. Inc.,			
U.S. Second Lien, 10.50%, 4/27/19	United States	997,089	1,017,031
U.S. Term B-1 Loan, 5.00%, 4/27/18	United States	7,882,887	7,961,716
Federal-Mogul Corp.,			
Tranche B Term Loan, 2.108% - 2.118%, 12/27/14	United States	16,968,001	16,822,569
Tranche C Term Loan, 2.108% - 2.118%, 12/27/15	United States	3,724,992	3,693,065
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 10.50%, 1/29/18	United States	1,014,035	991,219
Key Safety Systems Inc., Initial Term Loan, 4.75%, 5/10/18	United States	4,008,695	4,062,142
TI Group Automotive Systems LLC, Term Loan, 5.50%, 3/28/19	United States	16,786,230	16,990,821
Tower Automotive Holdings USA LLC, Initial Term Loan, 4.75%, 4/23/20	United States	10,865,468	11,021,659
Transtar Holding Co., First Lien Term Loan, 5.50%, 10/09/18	United States	2,732,400	2,746,062
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	11,667,901	11,740,825
Veyance Technologies Inc. (Goodyear), Term Loan, 5.25%, 9/08/17	United States	12,245,233	12,204,420
			122,184,786
Automobile Manufacturers 0.3%			
Chrysler Group LLC, Tranche B Term Loan, 4.25%, 5/24/17	United States	16,532,291	16,711,832
Biotechnology 0.2%			
Alkermes Inc., 2019 Term Loan, 3.50%, 9/25/19	Ireland	10,756,015	10,782,905

Annual Report | 61

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
c,d Senior Floating Rate Interests (continued)			
Broadcasting 6.0%			
Clear Channel Communications Inc.,			
Tranche B Term Loan, 3.818%, 1/29/16	United States	$ 12,738,744	$ 12,387,244
Tranche C Term Loan, 3.818%, 1/29/16	United States	2,305,546	2,188,828
Tranche D Term Loan, 6.918%, 1/30/19	United States	37,723,287	36,176,632
Cumulus Media Holdings Inc.,			
Second Lien Term Loan, 7.50%, 9/16/19	United States	21,450,000	22,019,498
Term Loan B, 4.50%, 9/16/18	United States	16,246,306	16,391,840
Entercom Radio LLC, Term B-1 Loan, 5.00% - 6.00%, 11/23/18	United States	7,747,029	7,806,743
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	19,919,247	20,031,293
Grande Communications Networks LLC, Initial Term Loan, 4.50%, 5/31/20	United States	10,463,775	10,463,775
Gray Television Inc., Initial Term Loan, 4.75%, 10/12/19	United States	4,833,517	4,863,726
Hubbard Radio LLC, Tranche 1 Term Loan, 4.50%, 4/29/19	United States	5,997,433	6,042,414
LIN Television Corp., Tranche B Term Loan, 4.00%, 12/21/18	United States	4,883,541	4,919,518
Mission Broadcasting Inc.,			
Term B Loan, 4.25%, 12/03/19	United States	3,281,794	3,296,152
Term B-2 Loan, 3.75%, 10/01/20	United States	2,425,000	2,436,094
Nexstar Broadcasting Inc.,			
Term B Loan, 4.25%, 12/03/19	United States	7,762,706	7,796,668
Term B-2 Loan, 3.75%, 10/01/20	United States	485,000	487,219
Nine Entertainment Group Pty. Ltd., Term B Loan,			
3.25%, 2/05/20	Australia	34,552,634	34,412,282
3.50%, 2/05/20	Australia	6,900,000	6,915,097
Quebecor Media Inc., Facility B-1 Tranche, 3.25%, 8/17/20	Canada	4,540,000	4,496,493
Radio One Inc., Term Loan, 7.50%, 3/31/16	United States	35,415,139	36,366,921
Raycom TV Broadcasting LLC, Tranche B Term Loan, 4.25%, 5/31/17	United States	18,023,125	18,090,712
Sinclair Television Group Inc., Tranche B Term Loans, 3.00%, 4/09/20	United States	16,361,192	16,200,361
Univision Communications Inc.,			
2013 Converted Existing Term Loan, 4.50%, 3/01/20	United States	2,072,486	2,082,525
2013 Converted Extended First-Lien Term Loan, 4.50%, 3/01/20	United States	7,960,000	7,998,558
2013 Incremental Term Loan, Add-on, 4.00%, 3/01/20	United States	12,150,794	12,151,875
2013 New First-Lien Term Loan, 4.50%, 3/01/20	United States	10,004,209	10,055,121
			306,077,589
Building Products 0.7%			
Air Distribution Technologies (Tomkins Air Distribution), Second Lien Initial Loan, 9.25%, 5/09/20	United States	2,453,314	2,483,980
NCI Building Systems Inc., Tranche B Term Loan, 4.25%, 6/24/19	United States	7,790,342	7,814,687
Quikrete Holdings Inc.,			
First Lien Initial Loan, 4.00%, 9/26/20	United States	22,830,000	22,956,296
Second Lien Initial Loan, 7.00%, 3/26/21	United States	2,448,462	2,505,082
			35,760,045
Cable & Satellite 2.3%			
Atlantic Broadband (PENN) Holdings Inc., Term B Loan, 3.25%, 11/30/19	United States	8,469,624	8,434,331
Cequel Communications LLC, Term Loan, 3.50%, 2/14/19	United States	16,323,268	16,359,995
e CSC Holdings LLC (Cablevision), Term B Loan, 2.668%, 4/17/20	United States	24,777,900	24,602,918

62 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
c,d Senior Floating Rate Interests (continued)			
Cable & Satellite (continued)			
Midcontinent Communications, Term B Loan, 3.50% - 5.00%, 7/30/20	United States	$ 11,830,796	$ 11,875,161
TWCC Holding Corp., Second Lien Term Loan, 7.00%, 6/26/20	United States	4,060,000	4,176,725
UPC Financing Partnership,			
Facility AF, 4.00%, 1/31/21	Netherlands	13,000,000	13,105,625
Term Loan AH, 3.25%, 6/30/21	Netherlands	3,630,000	3,617,143
Virgin Media Bristol LLC, B Facility, 3.50%, 6/07/20	United States	34,760,000	34,784,124
			116,956,022
Casinos & Gaming 4.6%			
Affinity Gaming LLC, Initial Term Loan, 5.50%, 11/09/17	United States	3,594,981	3,646,659
Boyd Gaming Corp.,			
Term A Loan, 3.139%, 8/14/18	United States	2,480,000	2,476,900
Term B Loan, 4.00%, 8/14/20	United States	15,350,000	15,382,619
Caesars Entertainment Operating Co. Inc.,			
Term Loan B-4, 9.50%, 10/31/16	United States	32,537,517	32,593,449
Term Loan B-6, 5.488%, 1/28/18	United States	16,145,981	15,195,160
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%, 10/11/20	United States	24,060,000	23,796,856
e Cannery Casino Resorts LLC, Term Loan, 6.00%, 10/02/18	United States	17,297,152	17,332,283
CCM Merger Inc. (MotorCity Casino), Term Loan, 5.00%, 3/01/17	United States	9,020,283	9,109,079
CityCenter Holdings LLC, Term B Loan, 5.00%, 10/16/20	United States	27,360,000	27,630,754
MGM Resorts International, Term B Loan, 3.50%, 12/20/19	United States	10,296,479	10,310,420
Peninsula Gaming LLC, Term B Loans, 4.25%, 11/20/17	United States	3,518,900	3,537,438
Pinnacle Entertainment Inc.,			
Tranche B-1 Term Loan, 3.75%, 8/15/16	United States	6,131,125	6,160,248
Tranche B-2 Term Loan, 3.75%, 8/13/20	United States	12,886,711	12,913,554
ROC Finance LLC, Funded Term B Loans, 5.00%, 4/08/19	United States	14,666,667	14,403,884
e Scientific Games International Inc., Term Loan B, 4.25%, 10/18/20	United States	27,400,000	27,475,843
Tropicana Entertainment Inc., Loans, 7.50%, 3/16/18	United States	13,002,000	13,067,010
			235,032,156
Coal & Consumable Fuels 1.3%			
Foresight Energy LLC, Term Loans, 5.50%, 8/23/20	United States	10,500,000	10,539,375
Patriot Coal Corp., DIP Term Loan, 9.25%, 12/31/13	United States	36,960,534	37,052,935
Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	21,884,615	21,816,226
			69,408,536
Commodity Chemicals 1.1%			
Al Chem & CY U.S. Acquico Inc.,			
Tranche B-1 Term Loan, 4.50%, 10/03/19	Luxembourg	2,961,925	2,978,541
Tranche B-2 Term Loan, 4.50%, 10/03/19	Luxembourg	1,536,800	1,545,422
Ascend Performance Materials Operations LLC, Term B Facility, 6.75%, 4/10/18	United States	4,628,182	4,408,343
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	12,607,979	12,739,317
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	34,593,300	34,926,260
			56,597,883

Annual Report | 63

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[c,d] **Senior Floating Rate Interests (continued)**			
Communications Equipment 1.1%			
Alcatel-Lucent U.S.A. Inc., Term Loan C, 5.75%, 1/30/19	United States	$ 12,457,140	$ 12,658,597
ARRIS Group Inc., Term B Loan, 3.50%, 3/27/20	United States	11,940,524	11,914,410
Avaya Inc.,			
Term B-3 Loan, 4.762%, 10/26/17	United States	3,554,314	3,296,132
Term B-5 Loan, 8.00%, 3/31/18	United States	14,584,844	14,270,862
Riverbed Technology Inc., Loans, 4.00%, 12/18/19	United States	6,750,613	6,807,993
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	6,021,790	6,044,371
			54,992,365
Computer Hardware 0.9%			
[e] Dell International LLC, Term B Loan, 5.75%, 4/29/20	United States	46,900,000	46,686,042
Construction & Farm Machinery & Heavy Trucks 0.5%			
Allison Transmission Inc.,			
Term B-2 Loan, 3.18%, 8/07/17	United States	7,218,116	7,254,207
Term B-3 Loans, 3.75%, 8/23/19	United States	12,407,488	12,464,935
Terex Corp., U.S. Term Loan, 4.50%, 4/28/17	United States	7,334,866	7,376,125
			27,095,267
Consumer Finance 0.2%			
Realogy Group LLC, Initial Term B Loan, 4.50%, 3/05/20	United States	11,833,714	11,969,304
Data Processing & Outsourced Services 1.8%			
EVERTEC Group LLC, Term B Loan, 3.50%, 4/17/20	Puerto Rico	18,178,303	17,686,925
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	26,577,365	26,720,218
NAB Holdings LLC, Term Loan, 7.00%, 4/24/18	United States	3,065,625	3,077,121
SunGard Data Systems Inc.,			
Tranche A U.S. Term Loan, 1.929%, 2/28/14	United States	9,496	9,514
Tranche D Term Loan, 4.50%, 1/31/20	United States	3,553,150	3,583,469
Tranche E Term Loan, 4.00%, 3/08/20	United States	6,504,955	6,568,989
West Corp., Term B-8 Loan, 3.75%, 6/30/18	United States	15,646,425	15,718,539
Worldpay U.S. Inc.,			
[e] Additional Facility Loan, 5.75%, 11/30/19	United States	3,480,000	3,503,925
Facility B2A-II Loan, 5.25%, 11/30/19	United States	6,910,000	6,935,913
Facility C2 Loan, 4.75%, 11/30/19	United States	8,760,000	8,792,850
			92,597,463
Department Stores 0.8%			
[e] Hudson's Bay Co., Term Loan B, 6.00%, 11/04/20	Canada	25,540,000	25,910,330
Sears Roebuck Acceptance Corp., Term Loan, 5.50%, 6/30/18	United States	13,294,444	13,374,769
			39,285,099
Distributors 0.6%			
American Builders & Contractors Supply Co. Inc., Term B Loans, 3.50%, 4/16/20	United States	25,310,000	25,382,058
Helm Financial Corp., Term Loan, 6.25%, 6/01/17	United States	6,792,442	6,796,687
			32,178,745
Diversified Chemicals 2.0%			
Arysta Lifescience SPC LLC,			
Initial Term Loan, 4.50%, 5/29/20	United States	22,014,825	22,161,400
Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	18,940,310	19,099,882

64 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[c,d] Senior Floating Rate Interests (continued)			
Diversified Chemicals (continued)			
[e] Ineos U.S. Finance LLC, Dollar Term Loan, 4.00%, 5/04/18	United States	$ 34,988,447	$ 35,146,979
OCI Beaumont LLC, Term B-2 Loans, 6.25%, 8/20/19	United States	5,045,972	5,121,662
OXEA GmbH,			
First Lien Tranche B-2 Term Loan, 4.25%, 1/15/20	Luxembourg	9,010,000	9,043,788
Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	12,840,000	12,996,494
			103,570,205
Diversified Metals & Mining 1.0%			
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	49,783,473	49,984,300
Diversified Support Services 1.6%			
Acosta Inc., Term B Loans, 4.25%, 3/01/18	United States	10,488,456	10,525,165
AlixPartners LLP,			
2013 Recapitalization Term B2 Loans, 5.00%, 7/10/20	United States	9,963,766	10,032,267
2nd Lien 2013 Recapitalization TL, 9.00%, 7/10/21	United States	6,620,000	6,763,436
ARAMARK Corp.,			
Synthetic L/C-3, 3.529%, 7/26/16	United States	352,698	354,149
U.S. Term C Loan, 3.748%, 7/26/16	United States	8,674,881	8,710,578
U.S. Term D Loan, 4.00%, 8/22/19	United States	12,175,671	12,228,879
Brock Holdings III Inc., Tranche B Term Loan, 6.00% - 6.75%, 3/16/17	United States	5,758,449	5,776,445
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	6,846,111	6,858,947
KAR Auction Services Inc. (Adesa), Term Loan, 3.75%, 5/19/17	United States	4,403,964	4,432,149
Pacific Industrial Services US Finco LLC (Spotless),			
First Lien Term B Loan, 5.00%, 10/02/18	United States	14,600,000	14,691,250
Second Lien Initial Term Loan, 8.75%, 4/02/19	United States	3,910,000	3,971,094
			84,344,359
Drug Retail 0.4%			
Rite Aid Corp.,			
Tranche 1 Term Loan, 5.75%, 8/21/20	United States	2,780,000	2,852,397
Tranche 2 Term Loan, 4.875%, 6/21/21	United States	4,740,000	4,793,325
Tranche 6 Term Loan, 4.00%, 2/21/20	United States	12,079,300	12,148,502
			19,794,224
Education Services 0.9%			
Bright Horizons Family Solutions LLC, Term B Loan, 4.00% - 5.25%, 1/30/20	United States	22,112,985	22,256,720
Laureate Education Inc., New Series 2018 Ext. Term Loan, 5.00%, 6/16/18	United States	22,871,277	23,052,349
			45,309,069
Electric Utilities 0.8%			
Alinta Energy Finance Pty. Ltd., Term B Loans, 6.375%, 8/13/19	Australia	21,853,860	21,662,638
Calpine Construction Finance Co. LP,			
Term B-1 Loan, 3.00%, 5/03/20	United States	6,852,825	6,781,439
Term B-2 Loan, 3.25%, 1/31/22	United States	10,284,225	10,202,805

Annual Report | 65

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
c,d Senior Floating Rate Interests (continued)			
Electric Utilities (continued)			
Power Buyer LLC,			
g First Lien Delayed Draw Term Loan, 4.25%, 5/06/20	United States	$ 131,953	$ 129,973
First Lien Initial Term Loan, 4.25%, 5/06/20	United States	2,420,600	2,391,553
			41,168,408
Electrical Components & Equipment 0.5%			
Wesco Distribution Inc., Tranche B-1 Loan, 4.50%, 12/12/19	United States	24,174,128	24,361,477
Environmental & Facilities Services 0.8%			
ADS Waste Holdings Inc., Tranche B Term Loan, 4.25%, 10/09/19	United States	30,326,526	30,557,129
EnviroSolutions Real Property Holdings, Second Lien Term Loan, 8.00%, 7/29/14	United States	1,856,116	1,860,756
Progressive Waste Solutions Ltd., Term B Loan, 3.50%, 10/24/19	Canada	8,741,955	8,774,737
			41,192,622
Food Distributors 1.3%			
AdvancePierre Foods Inc.,			
Loans, 5.75%, 7/10/17	United States	14,123,275	14,222,279
Second Lien Term Loan, 9.50%, 10/10/17	United States	9,980,000	10,142,175
Dole Food Co. Inc., Tranche B Term Loan, 5.75%, 11/01/18	United States	10,485,894	10,556,349
Dole Food Co. Inc., Tranche B Term Loan, 3.75% - 5.00%, 4/01/20	United States	12,835,500	12,875,611
U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	19,950,000	20,002,369
			67,798,783
Food Retail 0.1%			
Pantry Inc., Term Loan, 4.75%, 8/03/19	United States	3,153,262	3,197,935
Forest Products 0.6%			
Appvion Inc., Term Loan, 5.75% - 6.75%, 6/28/19	United States	15,660,750	15,836,933
Caraustar Industries Inc., Initial Term Loan, 7.50%, 5/01/19	United States	12,386,268	12,644,312
			28,481,245
Health Care Equipment 2.2%			
Biomet Inc., Dollar Term B-2 Loan, 3.668% - 3.751%, 7/25/17	United States	21,256,725	21,442,658
Carestream Health Inc.,			
Second Lien Loan, 9.50%, 12/07/19	United States	17,200,000	17,307,500
Term Loan, 5.00%, 6/07/19	United States	16,985,000	17,176,081
DJO Finance LLC, Tranche B Term Loan, 4.75%, 9/15/17	United States	6,564,917	6,626,463
Hologic Inc., Refinancing Tranche B Term Loan, 3.75%, 8/01/19	United States	17,461,631	17,584,352
Kinetic Concepts Inc.,			
Dollar Term D-1 Loan, 4.50%, 5/04/18	United States	20,691,468	20,885,450
e Incremental Term D-1 Loan, 5.75%, 5/04/18	United States	3,600,000	3,633,750
Term D-2 Loan, 4.00%, 11/04/16	United States	6,032,603	6,071,248
			110,727,502
Health Care Facilities 2.2%			
Ardent Medical Services Inc.,			
Second Lien Term Loan, 11.00%, 1/02/19	United States	4,560,000	4,668,300
Term Loan, 6.75%, 7/02/18	United States	4,178,425	4,207,152
Community Health Systems Inc., New Extended Term Loan, 3.748% - 3.761%, 1/25/17	United States	27,191,313	27,323,490

66 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
c,d **Senior Floating Rate Interests (continued)**			
Health Care Facilities (continued)			
HCA Inc.,			
Tranche B-4 Term Loan, 2.918%, 5/01/18	United States	$ 1,920,000	$ 1,926,507
Tranche B-5 Term Loan, 2.998%, 3/31/17	United States	24,413,636	24,497,473
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	United States	28,352,432	28,575,566
RCHP Inc., First Lien Term Loan, 7.00%, 11/04/18	United States	6,982,456	6,947,544
Select Medical Corp.,			
Series B Tranche B Term Loan, 3.53% - 5.50%, 2/20/16	United States	5,915,300	5,937,482
Series C Tranche B Term Loan, 4.00% - 5.25%, 6/01/18	United States	953,304	959,262
United Surgical Partners International Inc.,			
Extended Term Loan, 4.25%, 4/03/17	United States	5,301,897	5,325,050
New Tranche B Term Loan, 4.75%, 4/03/19	United States	5,122,544	5,147,327
			115,515,153
Health Care Services 1.8%			
e Apria Healthcare Group Inc., Initial Term Loan, 6.75%, 4/05/20	United States	11,206,917	11,344,571
DaVita HealthCare Partners Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	2,462,025	2,480,106
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	37,055,942	37,307,404
Envision Healthcare Corp. (Emergency Medical), Initial Term Loan, 4.00%, 5/25/18	United States	14,871,512	14,933,913
National Mentor Holdings Inc., Tranche B-1 Term Loan, 6.50%, 2/09/17	United States	7,473,405	7,543,468
Surgery Centers Holdings Inc., First Lien Term Loan, 6.00%, 4/11/19	United States	5,546,239	5,563,820
Surgical Care Affiliates LLC, Class C Incremental Term Loan, 4.25%, 6/29/18	United States	1,280,240	1,272,239
U.S. Renal Care Inc., Tranche B-1 Term Loan, 5.25%, 7/03/19	United States	12,973,200	13,135,365
			93,580,886
Health Care Supplies 0.2%			
Alere Inc., B Term Loan, 4.25%, 6/30/17	United States	8,683,426	8,748,551
Health Care Technology 0.4%			
IMS Health Inc., Tranche B-1 Dollar Term Loan, 3.75%, 9/01/17	United States	12,424,727	12,508,209
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	8,395,306	8,424,060
			20,932,269
Home Entertainment Software 0.7%			
Activision Blizzard Inc., Term Loan, 3.25%, 10/11/20	United States	33,680,000	33,821,321
Home Furnishings 0.4%			
Tempur Sealy International Inc., Term B Loan, 3.50%, 12/12/19	United States	18,746,350	18,738,532
Home Improvement Retail 0.3%			
e Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	17,577,225	17,803,532
Hotels, Resorts & Cruise Lines 1.4%			
Four Seasons Holdings Inc.,			
First Lien Term Loan, 4.25%, 6/27/20	Canada	6,772,000	6,848,185
Second Lien Term Loan, 6.25%, 12/27/20	Canada	3,100,000	3,193,000
e Hilton Worldwide Finance LLC, Initial Term Loan, 5.25%, 10/25/20	United States	40,950,000	41,234,111
Station Casinos LLC, B Term Loan, 5.00%, 3/01/20	United States	18,138,925	18,324,015
			69,599,311

Annual Report | 67

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[c,d]**Senior Floating Rate Interests (continued)**			
Household Products 1.1%			
Apex Tool Group LLC, Term Loan, 4.50%, 2/01/20	United States	$ 17,910,000	$ 18,039,346
Spectrum Brands Inc.,			
Initial U.S. Term Loan, 4.50% - 5.50%, 12/17/19	United States	5,546,670	5,576,140
[e]Tranche C Term Loan, 3.50%, 9/04/19	United States	4,480,000	4,497,266
[e]Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	31,733,910	30,649,657
			58,762,409
Human Resource & Employment Services 0.6%			
Altegrity Inc.,			
Term Loan B, 5.00%, 2/21/15	United States	11,217,921	10,971,127
Tranche D Term Loan, 7.75%, 2/21/15	United States	19,935,245	19,785,731
			30,756,858
Independent Power Producers & Energy Traders 0.7%			
AES Corp., 2013 Other Term Loan, 3.75%, 6/01/18	United States	7,256,614	7,311,256
Calpine Corp.,			
Term Loan, 4.00%, 4/01/18	United States	9,905,568	9,975,918
[e]Term Loan B4, 5.25%, 10/31/20	United States	2,510,000	2,524,641
Term Loans, 4.00%, 10/09/19	United States	2,583,900	2,601,866
Dynegy Inc., Initial Tranche B-2 Term Loan, 4.00%, 4/23/20	United States	13,430,954	13,454,942
			35,868,623
Industrial Conglomerates 0.6%			
Mirion Technologies Inc., Term Loan, 5.75%, 3/30/18	United States	7,582,177	7,610,610
Schaeffler AG, Facility C-USD, 4.25%, 1/27/17	Germany	18,060,952	18,198,577
Unifrax I LLC, New Term Dollar Loans, 4.25%, 11/28/18	United States	6,153,500	6,181,160
			31,990,347
Industrial Machinery 2.9%			
Colfax Corp., Replacement Term B Loans, 3.25%, 1/11/19	United States	10,165,361	10,184,421
Douglas Dynamics LLC, Term Loan, 5.75%, 4/18/18	United States	4,383,396	4,399,834
Gardner Denver Inc., Initial Dollar Term Loan, 4.25%, 7/30/20	United States	16,140,000	16,166,599
Generac Power Systems Inc., Term Loans, 3.50%, 5/31/20	United States	7,863,624	7,861,170
Husky Injection Molding Systems Ltd., Term Loan, 4.25%, 6/30/18	United States	16,658,432	16,764,863
Milacron LLC, Term Loan, 4.25%, 3/18/20	United States	14,659,838	14,665,951
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	13,086,085	13,325,312
RBS Global Inc. (Rexnord), Term B Loan, 4.00%, 8/21/20	United States	22,060,000	22,118,591
Sensus USA Inc.,			
Second Lien Term Loan, 8.50%, 5/09/18	United States	14,314,541	14,231,045
Term Loan, 4.75%, 5/09/17	United States	991,818	990,423
Spin Holdco Inc. (Coinmach), Initial Term Loan, 4.25%, 11/14/19	United States	11,880,000	11,884,954
Tomkins LLC and Tomkins Inc., Term B-2 Loan, 3.75%, 9/21/16	United States	11,078,717	11,131,341
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	5,954,050	5,991,263
			149,715,767
Integrated Telecommunication Services 1.7%			
Cincinnati Bell Inc., Tranche B Term Loan, 4.00%, 9/10/20	United States	5,650,000	5,631,332
Genesys Telecom Holdings U.S. Inc., Dollar Term Loan, 4.00%, 2/08/20	United States	13,825,700	13,788,260

68 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
c,d Senior Floating Rate Interests (continued)			
Integrated Telecommunication Services (continued)			
Integra Telecom Holdings Inc.,			
1st Lien Term Loan, 5.25%, 2/22/19	United States	$ 6,746,100	$ 6,821,994
Second Lien Term Loan, 9.75%, 2/24/20	United States	5,700,000	5,861,025
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%, 4/02/18	Luxembourg	14,207,201	14,303,611
LTS Buyer LLC,			
1st Lien Term B Loan, 4.50%, 4/11/20	United States	10,715,870	10,766,106
2nd Lien Initial Loan, 8.00%, 4/11/21	United States	4,300,000	4,328,668
Windstream Corp.,			
Tranche B-3 Term Loan, 4.00%, 8/08/19	United States	5,796,625	5,830,651
Tranche B-4 Term Loan, 3.50%, 1/23/20	United States	2,649,975	2,658,185
Zayo Group LLC, Term Loan, 4.50%, 7/02/19	United States	15,456,531	15,557,973
			85,547,805
Internet Software & Services 1.3%			
e BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	56,215,714	56,859,834
Web.com Group Inc., 1st Lien Term Loan, 4.50%, 10/27/17	United States	12,047,722	12,205,848
			69,065,682
Investment Banking & Brokerage 0.3%			
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan, 4.25%, 7/22/20	United States	15,017,548	15,107,653
IT Consulting & Other Services 0.2%			
Genpact International Inc., Domestic Term B-1 Loan, 3.50%, 8/30/19	United States	9,169,579	9,202,534
Leisure Facilities 1.0%			
24 Hour Fitness Worldwide Inc., New Tranche B Term Loan, 5.25%, 4/22/16	United States	11,002,248	11,117,771
ClubCorp Club Operations Inc., Term B Loans, 4.00%, 11/23/20	United States	9,034,113	9,093,404
Kasima LLC (DCIP), Term Loan, 3.25%, 5/17/21	United States	8,480,000	8,453,500
Seven Seas Cruises S. De R.L. & SSC Finance Corp., Term B-1 Loans, 4.75%, 12/21/18	Panama	1,739,130	1,758,696
Six Flags Theme Parks Inc., Tranche B Term Loan, 4.00% - 5.25%, 12/20/18	United States	4,031,310	4,061,891
Town Sports International LLC, Initial Term Loan, 5.75%, 5/11/18	United States	17,245,757	17,294,270
			51,779,532
Life & Health Insurance 0.2%			
CNO Financial Group Inc. (fka Conseco), Tranche B-2 Term Loan, 3.75%, 9/28/18	United States	9,235,453	9,277,779
Life Sciences Tools & Services 0.7%			
inVentiv Health Inc., Term Loan B, 7.50%, 8/04/16	United States	10,743,118	10,602,114
Pharmaceutical Product Development LLC, Term Loan, 4.25%, 12/05/18	United States	14,867,847	14,993,258
Quintiles Transnational Corp.,			
Term B-1 Loan, 4.50%, 6/08/18	United States	1,113,698	1,115,090
Term B-2 Loan, 4.00%, 6/08/18	United States	8,832,844	8,876,937
			35,587,399

Annual Report | 69

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
c,d Senior Floating Rate Interests (continued)			
Marine 0.5%			
e Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	$ 24,678,050	$ 25,109,916
Metal & Glass Containers 0.9%			
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20	United States	23,999,400	23,930,834
BWAY Holding Co., Initial Term Loan, 4.50%, 8/06/17	United States	9,506,872	9,582,137
Pact Group (USA) LLC, Term Loans, 3.75%, 5/29/20	United States	15,401,400	15,314,767
			48,827,738
Movies & Entertainment 2.0%			
AMC Entertainment Inc., Initial Term Loan, 3.50%, 4/30/20	United States	8,517,200	8,527,846
Aufinco Pty. Ltd. and U.S. Finco LLC,			
Second Lien Initial Term Loan, 8.25%, 11/30/20	Australia	4,500,000	4,561,875
Term B Loan, 4.00%, 5/30/20	Australia	4,788,000	4,796,977
Cinemark USA Inc., Term Loan, 3.17% - 3.18%, 12/13/19	United States	10,856,935	10,933,617
Delta 2 (Lux) S.A.R.L. (Formula One), New Facility B (USD), 4.50%, 4/30/19	Luxembourg	26,255,650	26,499,066
IMG Worldwide Inc., Tranche B Term Loan, 5.50%, 6/16/16	United States	8,433,356	8,467,511
Lions Gate Entertainment Corp., Second Lien Loans, 5.00%, 7/19/20	United States	1,890,000	1,900,017
National CineMedia LLC, New Term Loan, 2.92%, 11/26/19	United States	6,050,000	6,040,925
WMG Acquisition Corp., Tranche B Term Loan, 3.75%, 7/01/20	United States	14,325,046	14,336,234
Zuffa LLC, Initial Term Loan, 4.50%, 2/25/20	United States	17,855,391	17,944,668
			104,008,736
Oil & Gas Drilling 0.9%			
Drillships Financing Holding Inc.,			
Tranche B-1 Term Loan, 6.00%, 3/31/21	Marshall Islands	9,336,600	9,502,913
Tranche B-2 Term Loan, 5.50%, 7/15/16	Marshall Islands	10,374,000	10,516,642
Offshore Group Investment Ltd. (Vantage Delaware), Loans, 5.75%, 3/28/19	United States	13,780,750	13,947,263
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18	Luxembourg	14,102,159	14,206,162
			48,172,980
Oil & Gas Equipment & Services 0.3%			
McJunkin Red Man Corp., Term Loan, 6.00%, 11/11/19	United States	14,760,955	14,886,910
Oil & Gas Exploration & Production 1.9%			
Bennu Oil & Gas LLC, Second Lien Loans, 11.25%, 11/01/18	United States	4,450,000	4,405,500
EP Energy LLC,			
Tranche B-2 Loan (Second Lien), 4.50%, 4/30/19	United States	262,500	263,508
Tranche B-3 Loan (Second Lien), 3.50%, 4/24/18	United States	5,660,000	5,674,654
EXCO Resources Inc., Term Loan, 5.00%, 8/19/19	United States	16,298,125	16,378,312
Fieldwood Energy LLC,			
First Lien Closing Date Loans, 3.875%, 9/30/18	United States	11,580,000	11,684,903
Second Lien Closing Date Loans, 8.375%, 9/30/20	United States	5,530,000	5,637,719
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	8,628,725	8,661,083
Quicksilver Resources Inc., Second Lien Loans, 7.00%, 6/21/19	United States	11,242,071	11,045,335
Samson Investment Co., Second Lien Initial Term Loan, 6.00%, 9/25/18	United States	13,160,000	13,295,719
Sheridan Investment Partners I LLC, Tranche B-2 Term Loan, 5.00%, 10/01/19	United States	5,888,401	5,915,387

70 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[c,d] **Senior Floating Rate Interests (continued)**			
Oil & Gas Exploration & Production (continued)			
Sheridan Production Partners I-A LP, Tranche B-2 Term Loan, 5.00%, 10/01/19	United States	$ 780,261	$ 783,837
Sheridan Production Partners I-M LP, Tranche B-2 Term Loan, 5.00%, 10/01/19	United States	476,588	478,772
Utex Industries Inc.,			
First Lien Term Loan, 4.75%, 4/10/20	United States	9,595,950	9,655,925
Second Lien Term Loan, 8.75%, 4/10/21	United States	2,750,000	2,808,437
			96,689,091
Oil & Gas Storage & Transportation 0.2%			
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.50%, 3/27/20	United States	7,128,112	7,154,842
Tallgrass Operations LLC, Term Loan, 5.25%, 11/13/18	United States	4,443,464	4,486,513
			11,641,355
Other Diversified Financial Services 0.9%			
Asurion LLC,			
Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	27,024,701	27,047,915
[e] Incremental Tranche B-2 Term Loans, 3.50%, 7/08/20	United States	19,204,400	18,820,312
			45,868,227
Packaged Foods & Meats 1.8%			
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	16,928,302	16,976,971
H.J. Heinz Co., Term B-2 Loan, 3.50%, 6/05/20	United States	40,478,550	40,830,268
JBS USA LLC,			
Incremental Term Loan, 3.75%, 9/18/20	United States	7,670,000	7,660,413
Initial Term Loan, 3.75%, 5/25/18	Brazil	7,245,250	7,281,476
Pinnacle Foods Finance LLC,			
Tranche G Term Loan, 3.25%, 4/29/20	United States	14,890,018	14,891,343
Tranche H Term Loan, 3.25%, 4/29/20	United States	5,040,000	5,040,000
			92,680,471
Paper Packaging 1.7%			
Clondalkin Acquisition BV,			
[e] 2nd Lien Term Loan, 10.00%, 11/30/20	Netherlands	6,606,960	6,458,303
Term Loans, 5.75%, 5/31/20	Netherlands	8,628,375	8,693,088
Exopack Holdings SA, USD Term Loan, 6.50%, 4/08/19	Luxembourg	19,407,109	19,710,345
[f] Exopack LLC/Cello-Foil Products Inc., Term B Loan, 5.00%, 5/31/17	United States	15,920,777	15,920,777
Multi Packaging Solutions Inc., Initial Term Loan, 4.25%, 8/17/20	United States	3,840,000	3,857,599
Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	30,282,246	30,564,265
			85,204,377
Paper Products 0.3%			
NewPage Corp., Term Loan, 7.75%, 12/21/18	United States	16,376,250	16,676,476
Personal Products 1.2%			
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	12,224,749	12,324,075
Otter Products LLC, Loans, 5.25%, 4/29/19	United States	22,303,296	22,428,618

Annual Report | 71

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[c,d] **Senior Floating Rate Interests (continued)**			
Personal Products (continued)			
Revlon Consumer Products Corp.,			
Acquisition Term Loans, 4.00%, 11/19/17	United States	$ 18,750,000	$ 18,839,681
Non-Contributed Loan, 8.50%, 10/08/14	United States	5,500,000	5,555,000
Term Loan B, 4.00%, 11/19/17	United States	4,304,148	4,337,101
			63,484,475
Pharmaceuticals 2.2%			
Aptalis Pharma Inc. (Axcan), Term B Loans, 6.00%, 10/04/20	United States	33,660,001	33,940,490
Jazz Pharmaceuticals Inc., Tranche 1 Term Loan, 3.50%, 6/12/18	United States	9,496,200	9,553,576
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	22,755,260	22,851,856
RPI Finance Trust,			
6.75% Year Term Loan, 3.50%, 5/09/18	United States	5,705,282	5,739,514
New Term Loan, 4.00%, 11/09/18	United States	2,496,224	2,510,784
Valeant Pharmaceuticals International Inc.,			
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19	Canada	10,522,117	10,624,055
Series D-2 Tranche B Term Loan, 3.75%, 2/13/19	Canada	19,152,396	19,337,945
Series E Tranche B Term Loan, 4.50%, 8/05/20	Canada	7,850,675	7,964,510
			112,522,730
Publishing 0.7%			
Dex Media West LLC, Term Loan B, 8.00%, 12/30/16	United States	3,194,496	2,670,401
R.H. Donnelley Inc., Term Loan B, 9.75%, 12/30/16	United States	12,667,855	9,152,525
Springer Science & Media Deutschland GmbH, Initial Term B-2, 5.00%, 8/14/20	United States	23,021,429	23,050,205
			34,873,131
Real Estate Services 0.2%			
Brickman Group Holdings Inc.,			
Tranche B-2 Term Loan, 3.259%, 10/14/16	United States	2,866,801	2,882,927
Tranche B-3 Term Loan, 4.00%, 9/28/18	United States	7,815,757	7,871,937
			10,754,864
Restaurants 0.4%			
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	4,720,026	4,741,063
Dunkin' Brands Inc., Term B-3 Loan, 3.75%, 2/14/20	United States	10,041,039	10,087,760
P.F. Chang's China Bistro Inc., Term Loan, 5.25%, 6/22/19	United States	5,791,883	5,846,182
			20,675,005
Retail REITs 0.1%			
Capital Automotive LP, Second Lien Term Loan, 6.00%, 4/30/20	United States	3,708,750	3,829,284
Security & Alarm Services 0.3%			
Garda World Security Corp., Term B Loan, 5.75%, 11/13/19	Canada	6,395,400	6,415,386
Protection One Inc., Term Loan, 4.25%, 3/19/19	United States	9,801,213	9,825,716
			16,241,102
Semiconductors 0.6%			
Freescale Semiconductor Inc.,			
Tranche B-3 Term Loan, 4.75%, 12/01/16	United States	5,970,000	6,004,823
Tranche B-4 Term Loan, 5.00%, 2/28/20	United States	13,930,000	14,076,195
Tranche B-5 Term Loan, 5.00%, 1/15/21	United States	13,100,000	13,247,375
			33,328,393

72 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
c,d Senior Floating Rate Interests (continued)			
Specialized Consumer Services 0.7%			
Advantage Sales & Marketing Inc.,			
2013 Term Loan, 4.25%, 12/17/17	United States	$ 8,932,510	$ 8,984,149
Second Lien 2013 Other TL, 8.25%, 6/17/18	United States	2,937,143	2,981,200
e Weight Watchers International Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20	United States	28,156,549	25,908,418
			37,873,767
Specialized Finance 0.4%			
Clipper Acquisitions Corp. (THE TCW GROUP Inc.), Initial Term Loan, 4.00%, 2/06/20	United States	8,267,525	8,301,976
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	11,382,907	11,457,612
			19,759,588
Specialty Chemicals 3.1%			
e Axalta Coating Systems U.S. Holdings Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	30,741,129	31,101,384
CeramTec Acquisition Corp., Initial Dollar Term B-2 Loan, 4.25%, 8/30/20	Germany	975,795	981,283
CeramTec GmbH, Dollar Term B-3 Loan, 4.25%, 8/30/20	Germany	3,014,258	3,031,214
Faenza Acquisition GmbH, Initial Dollar Term B-1 Loan, 4.25%, 8/30/20	Germany	9,909,947	9,965,690
MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	18,454,596	18,537,641
Nexeo Solutions LLC, Term B-2 Loan, 5.00%, 9/09/17	United States	6,524,100	6,441,192
OMNOVA Solutions Inc., Term B-1 Loan, 4.25%, 5/31/18	United States	4,442,893	4,476,215
Oxbow Carbon LLC,			
First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	16,883,329	17,046,895
Second Lien Initial Term Loan, 8.00%, 1/19/20	United States	5,530,980	5,651,971
Road Infrastructure Investment LLC (Ennis Flint),			
First Lien Term Loan, 6.25%, 3/30/18	United States	2,569,169	2,582,015
Second Lien Term Loan, 10.25%, 9/30/18	United States	10,576,190	10,708,393
Sonneborn LLC, Initial U.S. Term Loan, 6.50%, 3/30/18	United States	7,104,136	7,192,937
Sonneborn Refined Products BV, Initial BV Term Loan, 6.50%, 3/30/18	Netherlands	1,253,671	1,269,342
Taminco Global Chemical Corp., Tranche B-2 Dollar Term Loan, 4.25%, 2/15/19	United States	8,865,506	8,931,997
Tata Chemicals North America Inc., Term Loan, 3.75%, 8/09/20	United States	10,922,625	10,935,077
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	21,392,321	21,078,132
			159,931,378
Specialty Stores 2.9%			
99 Cents Only Stores, Tranche B-2 Loan, 4.50%, 1/13/19	United States	14,068,168	14,202,983
Academy Ltd., Initial Term Loans, 4.50%, 8/03/18	United States	12,648,858	12,753,895
Bass Pro Group LLC, Loans, 4.00%, 11/20/19	United States	15,556,612	15,668,759
BJ's Wholesale Club Inc., 2013 Replacement Loans, 4.25%, 9/26/19	United States	12,237,525	12,261,866
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	11,880,000	11,931,975
Jo-Ann Stores Inc., Term B Loan, 4.00%, 3/18/18	United States	7,127,986	7,134,672
Leslie's Poolmart Inc., Tranche B Term Loan, 5.25%, 10/16/19	United States	15,300,169	15,391,970
Michael's Stores Inc., Term B Loan, 3.75%, 1/28/20	United States	14,427,500	14,493,145

Annual Report | 73

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
c,d **Senior Floating Rate Interests (continued)**			
Specialty Stores (continued)			
e The Neiman Marcus Group Ltd. Inc., Term Loan, 6.25%, 10/25/20	United States	$ 21,540,000	$ 21,706,030
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	14,837,822	14,902,738
Prestige Brands Inc., Term B-1 Loan, 3.75% - 5.00%, 1/31/19	United States	6,805,000	6,860,998
			147,309,031
Systems Software 0.9%			
Blue Coat Systems Inc.,			
Second Lien Loans, 9.50%, 6/28/20	United States	9,170,000	9,307,550
Term Loan, 4.50%, 5/31/19	United States	7,810,425	7,854,359
SS&C Technologies Holdings Europe S.A.R.L., Funded Term B-2 Loan, 3.50%, 6/08/19	Luxembourg	422,180	424,027
SS&C Technologies Inc., Funded Term B-1 Loan, 3.50%, 6/08/19	United States	4,081,071	4,099,774
Vertafore Inc.,			
New Term Loan, 4.25%, 10/03/19	United States	6,856,327	6,892,034
Second Lien Term Loan, 9.75%, 10/27/17	United States	3,315,238	3,384,858
Websense Inc.,			
First Lien Term Loan, 4.50%, 6/25/20	United States	8,498,700	8,509,323
Second Lien Term Loan, 8.25%, 12/24/20	United States	4,276,597	4,297,980
			44,769,905
Technology Distributors 0.3%			
CDW LLC, Term Loans, 3.50%, 4/29/20	United States	11,601,709	11,555,789
Sirius Computer Solutions Inc., Term Loan, 7.00%, 12/07/18	United States	3,063,654	3,117,268
			14,673,057
Tires & Rubber 0.5%			
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19	United States	27,325,000	27,623,881
Trucking 1.4%			
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.00%, 3/15/19	United States	9,628,078	9,628,078
Global Tip Finance BV/Finance America LLC, Facility C Commitment, 6.50%, 10/16/20	United States	14,000,000	13,650,000
Hertz Corp.,			
Credit Linked Deposit, 3.75%, 3/11/18	United States	18,000,000	17,932,500
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	12,416,175	12,487,307
Swift Transportation Co. LLC, Tranche B-2 Term Loan, 4.00%, 12/21/17	United States	8,771,594	8,843,960
YRCW Receivables LLC, Term B Loan, 11.25%, 9/30/14	United States	6,846,122	6,978,766
			69,520,611
Wireless Telecommunication Services 0.7%			
Crown Castle Operating Co., New Tranche B Term Loan, 3.25%, 1/31/19	United States	20,448,665	20,431,243
NTELOS Inc., Term B Advance, 5.75%, 11/11/19	United States	15,691,500	15,740,536
			36,171,779
Total Senior Floating Rate Interests (Cost $4,556,736,412)			4,602,079,535

74 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities 0.6%			
Other Diversified Financial Services 0.6%			
[h]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	$ 3,540,000	$ 3,384,160
[d,h]Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 3.071%, 1/27/25	Cayman Islands	3,500,000	3,353,350
[d,h]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.236%, 1/30/25	Cayman Islands	3,850,000	3,838,161
[h]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	3,600,000	3,605,610
[h]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	3,500,000	3,526,659
[d,h]ING Investment Management CLO Ltd.,			
2013-1A, B, 144A, FRN, 3.144%, 4/15/24	Cayman Islands	3,850,000	3,761,786
2013-1A, C, 144A, FRN, 3.744%, 4/15/24	Cayman Islands	3,850,000	3,754,762
2013-2A, B, 144A, FRN, 2.918%, 4/25/25	United States	3,850,000	3,744,023
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $29,373,854)			28,968,511
Total Investments before Short Term Investments (Cost $4,588,184,868)			4,633,303,265
		Shares	
Short Term Investments (Cost $684,531,639) 13.3%			
Money Market Funds 13.3%			
[a,i]Institutional Fiduciary Trust Money Market Portfolio	United States	684,531,639	684,531,639
Total Investments (Cost $5,272,716,507) 103.6%			5,317,834,904
Other Assets, less Liabilities (3.6)%			(184,604,626)
Net Assets 100.0%			$5,133,230,278

See Abbreviations on page 181.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

[a]Non-income producing.

[b]See Note 9 regarding restricted securities.

[c]See Note 1(i) regarding senior floating rate interests.

[d]The coupon rate shown represents the rate at period end.

[e]A portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

[f]At October 31, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[g]See Note 10 regarding unfunded loan commitments.

[h]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2013, the aggregate value of these securities was $28,968,511, representing 0.56% of net assets.

[i]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Franklin Investors Securities Trust

Financial Highlights

Franklin Low Duration Total Return Fund

Class A	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.29	$10.27	$10.44	$10.19	$ 9.58
Income from investment operations[a]:					
Net investment income	0.166	0.169	0.214	0.240	0.347
Net realized and unrealized gains (losses)	(0.032)	0.158	(0.111)	0.334	0.645
Total from investment operations	0.134	0.327	0.103	0.574	0.992
Less distributions from:					
Net investment income and net foreign currency gains	(0.264)	(0.307)	(0.233)	(0.292)	(0.382)
Net realized gains	—	—	(0.040)	(0.032)	—
Total distributions	(0.264)	(0.307)	(0.273)	(0.324)	(0.382)
Net asset value, end of year	$10.16	$10.29	$10.27	$10.44	$10.19
Total return[b]	1.32%	3.26%	0.99%	5.74%	10.55%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	0.98%	1.01%	1.03%	1.06%	1.12%
Expenses net of waiver and payments by affiliates	0.80%[c]	0.89%	0.90%	0.90%[c]	0.90%[c]
Net investment income	1.25%	1.47%	1.95%	2.15%	3.04%
Supplemental data					
Net assets, end of year (000's)	$1,296,612	$904,878	$636,622	$369,836	$152,673
Portfolio turnover rate	64.86%	51.42%	75.51%	49.84%	53.06%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[c]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Low Duration Total Return Fund

Class C	Year Ended October 31, 2013	2012[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$10.29	$10.29
Income from investment operations[b]:		
Net investment income	0.189	0.013
Net realized and unrealized gains (losses)	(0.090)	0.005
Total from investment operations	0.099	0.018
Less distributions from net investment income and net foreign currency gains	(0.229)	(0.018)
Net asset value, end of year	$10.16	$10.29
Total return[c]	0.97%	0.17%
Ratios to average net assets[d]		
Expenses before waiver and payments by affiliates	1.38%	1.41%
Expenses net of waiver and payments by affiliates	1.20%[e]	1.29%
Net investment income	0.84%	1.07%
Supplemental data		
Net assets, end of year (000's)	$114,200	$1,034
Portfolio turnover rate	64.86%	51.42%

[a]For the period October 1, 2012 (effective date) to October 31, 2012.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[d]Ratios are annualized for periods less than one year.
[e]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Low Duration Total Return Fund

Class R6	Period Ended October 31, 2013[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$10.27
Income from investment operations[b]:	
Net investment income	0.089
Net realized and unrealized gains (losses)	(0.046)
Total from investment operations	0.043
Less distributions from net investment income	(0.123)
Net asset value, end of period	$10.19
Total return[c]	0.43%
Ratios to average net assets[d]	
Expenses before waiver and payments by affiliates	0.62%
Expenses net of waiver and payments by affiliates[e]	0.43%
Net investment income	1.61%
Supplemental data	
Net assets, end of period (000's)	$943
Portfolio turnover rate	64.86%

[a]For the period May 1, 2013 (effective date) to October 31, 2013.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Total return is not annualized for periods less than one year.
[d]Ratios are annualized for periods less than one year.
[e]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Low Duration Total Return Fund

Advisor Class	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.31	$10.29	$10.46	$10.20	$ 9.59
Income from investment operations[a]:					
Net investment income	0.231	0.202	0.249	0.248	0.011
Net realized and unrealized gains (losses)	(0.064)	0.146	(0.122)	0.363	1.003
Total from investment operations	0.167	0.348	0.127	0.611	1.014
Less distributions from:					
Net investment income and net foreign currency gains	(0.287)	(0.328)	(0.257)	(0.319)	(0.404)
Net realized gains	—	—	(0.040)	(0.032)	—
Total distributions	(0.287)	(0.328)	(0.297)	(0.351)	(0.404)
Net asset value, end of year	$10.19	$10.31	$10.29	$10.46	$10.20
Total return	1.64%	3.46%	1.22%	6.11%	10.80%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	0.73%	0.76%	0.78%	0.81%	0.87%
Expenses net of waiver and payments by affiliates	0.55%[b]	0.64%	0.65%	0.65%[b]	0.65%[b]
Net investment income	1.50%	1.72%	2.20%	2.40%	3.29%
Supplemental data					
Net assets, end of year (000's)	$156,129	$70,442	$49,682	$16,200	$1,893
Portfolio turnover rate	64.86%	51.42%	75.51%	49.84%	53.06%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013

Franklin Low Duration Total Return Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 0.0%†			
Materials 0.0%†			
[a,b] NewPage Corp., Litigation Trust	United States	500,000	$ —
[a] NewPage Holdings Inc.	United States	2,000	177,000
Total Common Stocks and Other Equity Interests (Cost $448,871)			177,000
		Principal Amount*	
Corporate Bonds 37.4%			
Automobiles & Components 0.7%			
Ford Motor Credit Co. LLC, senior note,			
7.00%, 4/15/15	United States	6,200,000	6,741,855
2.375%, 1/16/18	United States	3,000,000	3,019,386
[c] Hyundai Capital America, senior note, 144A, 4.00%, 6/08/17	South Korea	700,000	745,217
			10,506,458
Banks 6.3%			
AIB Mortgage Bank, secured note,			
2.625%, 7/29/16	Ireland	3,000,000 EUR	4,175,371
4.875%, 6/29/17	Ireland	5,500,000 EUR	8,155,475
[c,d] Banco Bradesco SA/Cayman Islands, senior note, 144A, FRN, 2.363%, 5/16/14	Brazil	3,000,000	3,021,945
[e] Banco Popolare SpA, senior note, Reg S, 4.75%, 3/31/16	Italy	3,000,000 EUR	4,286,872
Bank of Ireland Mortgage Bank, secured note,			
2.75%, 3/22/18	Ireland	5,000,000 EUR	6,894,109
[d] FRN, 3.25%, 6/22/16	Ireland	2,500,000 EUR	3,504,784
Bank of Montreal, 0.80%, 11/06/15	Canada	4,000,000	4,008,005
Bank of Nova Scotia, senior note, 2.05%, 10/07/15	Canada	2,000,000	2,054,866
Barclays Bank PLC, senior note, 5.20%, 7/10/14	United Kingdom	400,000	413,037
BB&T Corp., senior note,			
5.70%, 4/30/14	United States	500,000	512,808
2.05%, 6/19/18	United States	1,000,000	1,002,474
[d] BBVA U.S. Senior SAU, senior note, FRN, 2.388%, 5/16/14	Spain	3,000,000	3,021,000
BNP Paribas SA, senior note, 2.70%, 8/20/18	France	3,500,000	3,587,693
CIT Group Inc.,			
4.25%, 8/15/17	United States	500,000	526,250
senior note, 5.00%, 5/15/17	United States	500,000	540,000
senior note, 5.25%, 3/15/18	United States	1,500,000	1,629,375
First Horizon National Corp., senior note, 5.375%, 12/15/15	United States	2,000,000	2,162,068
[c] HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	3,000,000	3,103,425
[c,d] ING Bank NV, senior note, 144A, FRN, 1.891%, 9/25/15	Netherlands	3,800,000	3,877,805
[c] Nordea Bank AB, senior note, 144A, 2.125%, 1/14/14	Sweden	1,500,000	1,505,385
Nykredit Realkredit AS, secured note,			
2.00%, 4/01/14	Denmark	45,000,000 DKK	8,254,328
2.00%, 1/01/16	Denmark	17,000,000 DKK	3,197,593
4.00%, 1/01/16	Denmark	8,000,000 DKK	1,567,624
PNC Funding Corp., senior note,			
5.40%, 6/10/14	United States	750,000	772,221
2.70%, 9/19/16	United States	1,200,000	1,251,109

80 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Banks (continued)			
Realkredit Danmark AS, secured note, 10S, 4.00%, 1/01/16	Denmark	8,000,000 DKK	$ 1,567,281
Regions Financial Corp., senior note, 7.75%, 11/10/14	United States	282,000	300,757
[d]Royal Bank of Canada, senior note, FRN, 0.628%, 3/08/16	Canada	3,000,000	3,006,735
The Royal Bank of Scotland PLC,			
[c]senior note, 144A, 4.875%, 8/25/14	United Kingdom	3,000,000	3,095,115
sub. note, 6.934%, 4/09/18	United Kingdom	2,000,000 EUR	3,060,480
U.S. Bank NA, sub. note, 3.778% to 4/29/18, FRN thereafter, 4/29/20	United States	3,000,000	3,124,401
[d]Union Bank NA, senior note, FRN, 1.00%, 9/26/16	United States	2,400,000	2,420,280
[d]Wachovia Corp., sub. note, FRN, 0.614%, 10/15/16	United States	10,000,000	9,883,860
			99,484,531
Capital Goods 0.9%			
[c]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	800,000	846,000
The Boeing Co., senior note, 0.95%, 5/15/18	United States	1,500,000	1,452,927
John Deere Capital Corp.,			
[d]FRN, 0.343%, 10/08/14	United States	4,000,000	4,003,508
senior note, 1.30%, 3/12/18	United States	1,700,000	1,685,536
USG Corp., senior note, 6.30%, 11/15/16	United States	5,000,000	5,375,000
			13,362,971
Consumer Durables & Apparel 0.8%			
Centex Corp., senior note, 6.50%, 5/01/16	United States	5,000,000	5,625,000
D.R. Horton Inc.,			
senior bond, 5.625%, 1/15/16	United States	2,400,000	2,595,000
senior note, 4.75%, 5/15/17	United States	1,500,000	1,593,750
Toll Brothers Finance Corp., senior note, 4.95%, 3/15/14	United States	3,000,000	3,045,000
			12,858,750
Consumer Services 0.5%			
Carnival Corp., senior note, 3.95%, 10/15/20	United States	3,400,000	3,452,880
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	2,000,000	2,000,000
MGM Resorts International, senior note, 6.625%, 7/15/15	United States	1,000,000	1,082,500
Yum! Brands Inc., senior note, 4.25%, 9/15/15	United States	750,000	796,230
			7,331,610
Diversified Financials 7.1%			
Ally Financial Inc., senior note,			
5.50%, 2/15/17	United States	2,000,000	2,170,000
4.75%, 9/10/18	United States	1,000,000	1,041,785
[a]American Express Credit Corp., senior note, Reg S, 5.375%, 10/01/14	United States	1,000,000 GBP	1,668,466
[c]American Honda Finance Corp., senior note, 144A, 1.60%, 2/16/18	Japan	3,500,000	3,468,727
Bank of America Corp., senior note,			
[d]FRN, 1.796%, 7/11/14	United States	3,700,000	3,733,233
[d]FRN, 1.281%, 1/15/19	United States	5,600,000	5,638,058
L, 7.375%, 5/15/14	United States	500,000	517,714

Annual Report | 81

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Diversified Financials (continued)			
[c]Banque PSA Finance SA, senior note, 144A, 3.375%, 4/04/14	France	2,000,000	$ 2,012,500
Capital One Financial Corp., senior note, 2.15%, 3/23/15	United States	3,250,000	3,305,614
[d]Citigroup Inc., sub. note, FRN, 0.528%, 6/09/16	United States	7,500,000	7,346,535
CNH Capital LLC, senior note, 3.875%, 11/01/15	United States	1,500,000	1,554,375
Credit Suisse AG, 2.20%, 1/14/14	Switzerland	1,500,000	1,505,910
GE Capital European Funding,			
senior bond, 4.625%, 7/04/14	United States	3,000,000 EUR	4,189,588
[e]senior note, Reg S, 2.00%, 2/27/15	United States	3,000,000 EUR	4,144,919
General Electric Capital Corp.,			
5.90%, 5/13/14	United States	500,000	515,103
senior note, 3.35%, 10/17/16	United States	2,000,000	2,128,822
The Goldman Sachs Group Inc., senior note,			
5.125%, 10/16/14	United States	3,000,000 EUR	4,246,765
3.30%, 5/03/15	United States	1,000,000	1,035,363
Irish Life & Permanent PLC, senior note, 4.00%, 3/10/15	Ireland	2,000,000 EUR	2,793,507
JPMorgan Chase & Co.,			
2.05%, 1/24/14	United States	1,000,000	1,004,112
senior note, 4.375%, 1/30/14	United States	1,400,000 EUR	1,919,752
senior note, 3.70%, 1/20/15	United States	11,000,000	11,398,717
senior note, 4.75%, 3/01/15	United States	750,000	789,061
[d]senior note, FRN, 1.138%, 1/25/18	United States	8,000,000	8,068,864
[e]senior note, Reg S, 6.125%, 4/01/14	United States	1,500,000 EUR	2,084,294
[d]JPMorgan Chase Bank NA, sub. note, FRN, 0.584%, 6/13/16	United States	1,500,000	1,486,752
Morgan Stanley, senior note,			
4.50%, 2/23/16	United States	2,000,000 EUR	2,914,799
[d]FRN, 1.838%, 1/24/14	United States	1,000,000	1,002,978
[d]FRN, 1.518%, 4/25/18	United States	5,000,000	5,044,875
[c]Nuveen Investments Inc., senior note, 144A, 9.125%, 10/15/17	United States	1,500,000	1,462,500
[c]Pricoa Global Funding I, 144A, 5.45%, 6/11/14	United States	500,000	514,809
[c]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	7,865,114	8,141,904
SLM Corp.,			
5.50%, 1/15/19	United States	2,000,000	2,079,222
senior note, 8.45%, 6/15/18	United States	800,000	937,000
Springleaf Finance Corp., senior note, I, 5.40%, 12/01/15	United States	7,000,000	7,350,000
[c]Stone Street Trust, senior note, 144A, 5.902%, 12/15/15	United States	2,000,000	2,160,036
			111,376,659
Energy 3.7%			
Anadarko Petroleum Corp., senior note, 5.75%, 6/15/14	United States	1,000,000	1,029,592
[c]BG Energy Capital PLC, senior note, 144A, 2.875%, 10/15/16	United Kingdom	3,500,000	3,662,977
BP Capital Markets PLC, senior note, 0.70%, 11/06/15	United Kingdom	4,000,000	4,003,520
Canadian Natural Resources Ltd., senior note, 1.45%, 11/14/14	Canada	1,500,000	1,512,701
CGG, senior note, 9.50%, 5/15/16	France	500,000	528,125
Chesapeake Energy Corp., senior note,			
9.50%, 2/15/15	United States	2,300,000	2,538,625
6.50%, 8/15/17	United States	500,000	562,500

82 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Chevron Corp., senior note, 1.104%, 12/05/17	United States	6,000,000	$ 5,943,300
CNOOC Finance 2013 Ltd., senior note, 1.75%, 5/09/18	China	3,000,000	2,943,330
[c]CNPC General Capital Ltd.,			
144A, 2.75%, 4/19/17	China	2,900,000	2,971,030
senior note, 144A, 1.95%, 4/16/18	China	1,500,000	1,470,930
[c]CNPC HK Overseas Capital Ltd., senior note, 144A, 3.125%, 4/28/16	China	2,000,000	2,073,280
ConocoPhillips, 4.75%, 2/01/14	United States	18,000	18,188
[c]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,500,000	1,586,250
Ensco PLC, senior note, 3.25%, 3/15/16	United States	2,000,000	2,096,930
Enterprise Products Operating LLC, senior note, 1.25%, 8/13/15	United States	3,800,000	3,822,504
Kinder Morgan Energy Partners LP, senior note, 3.50%, 3/01/16	United States	2,000,000	2,106,716
[c]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,000,000	2,187,276
[c]LUKOIL International Finance BV, senior note, 144A, 3.416%, 4/24/18	Russia	2,300,000	2,330,532
Peabody Energy Corp., senior note, 7.375%, 11/01/16	United States	2,400,000	2,712,000
[c]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000	1,323,049
Petrohawk Energy Corp., senior note, 10.50%, 8/01/14	United States	500,000	513,750
Phillips 66, senior note, 1.95%, 3/05/15	United States	2,400,000	2,439,024
[c,d]Quicksilver Resources Inc., secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	800,000	780,000
[c]Schlumberger Norge AS, 144A, 1.95%, 9/14/16	United States	2,500,000	2,567,897
[c]Sinopec Group Overseas Development 2013 Ltd., senior note, 144A, 2.50%, 10/17/18	China	2,800,000	2,793,588
[c]Woodside Finance Ltd., 144A, 4.50%, 11/10/14	Australia	1,000,000	1,032,023
			57,549,637
Food & Staples Retailing 0.9%			
Costco Wholesale Corp., senior note, 0.65%, 12/07/15	United States	5,500,000	5,514,586
Safeway Inc., senior note, 3.40%, 12/01/16	United States	2,700,000	2,788,074
[c]Tesco PLC, senior note, 144A, 2.00%, 12/05/14	United Kingdom	3,800,000	3,854,454
Wal-Mart Stores Inc.,			
3.20%, 5/15/14	United States	500,000	508,197
senior note, 0.60%, 4/11/16	United States	1,000,000	1,000,630
[c]Woolworths Ltd., senior note, 144A, 2.55%, 9/22/15	Australia	260,000	268,118
			13,934,059
Food, Beverage & Tobacco 2.8%			
Altria Group Inc., 7.75%, 2/06/14	United States	100,000	101,814
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	2,000,000	2,111,840
Constellation Brands Inc., senior note,			
8.375%, 12/15/14	United States	5,000,000	5,406,250
7.25%, 5/15/17	United States	6,600,000	7,713,750
Dean Foods Co., senior note, 7.00%, 6/01/16	United States	7,755,000	8,666,212
[c]Heineken NV, senior note, 144A, 0.80%, 10/01/15	Netherlands	4,500,000	4,508,820
Ingredion Inc., senior note, 3.20%, 11/01/15	United States	1,500,000	1,558,118

Annual Report | 83

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Food, Beverage & Tobacco (continued)			
[c]Japan Tobacco Inc., senior note, 144A, 2.10%, 7/23/18	Japan	5,000,000	$ 5,040,875
Kraft Foods Group Inc., senior note,			
1.625%, 6/04/15	United States	1,000,000	1,015,271
2.25%, 6/05/17	United States	4,000,000	4,096,852
Lorillard Tobacco Co., senior note, 3.50%, 8/04/16	United States	3,000,000	3,167,172
Reynolds American Inc., senior note, 1.05%, 10/30/15	United States	1,000,000	1,002,117
			44,389,091
Health Care Equipment & Services 0.9%			
Aetna Inc., senior note, 1.50%, 11/15/17	United States	1,000,000	991,375
Baxter International Inc., senior note, 1.85%, 6/15/18	United States	4,200,000	4,214,314
CareFusion Corp., senior note, 5.125%, 8/01/14	United States	750,000	774,225
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000	1,607,493
Express Scripts Holding Co., senior note, 2.75%, 11/21/14	United States	1,400,000	1,431,209
Laboratory Corp. of America Holdings, 2.20%, 8/23/17	United States	1,000,000	1,007,178
McKesson Corp., senior note, 1.40%, 3/15/18	United States	2,000,000	1,949,902
Medco Health Solutions Inc., senior note, 2.75%, 9/15/15	United States	1,500,000	1,549,057
			13,524,753
Household & Personal Products 0.4%			
Avon Products Inc., senior note, 2.375%, 3/15/16	United States	3,750,000	3,830,010
Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000	2,145,482
			5,975,492
Insurance 0.9%			
MetLife Inc., senior note, 1.564% to 10/04/12, 1.756% thereafter, 12/15/17	United States	1,500,000	1,503,769
[c]Metropolitan Life Global Funding I, senior note, 144A, 2.00%, 1/09/15	United States	5,000,000	5,072,410
[d]Prudential Financial Inc., senior note, FRN, 1.044%, 8/15/18	United States	7,000,000	7,037,632
			13,613,811
Materials 1.7%			
[c]Anglo American Capital PLC, senior note, 144A, 9.375%, 4/08/14	United Kingdom	400,000	414,128
ArcelorMittal, senior note,			
4.25%, 3/01/16	Luxembourg	2,000,000	2,075,000
5.00%, 2/25/17	Luxembourg	1,000,000	1,057,500
[c]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	1,500,000	1,637,813
The Dow Chemical Co., senior note, 2.50%, 2/15/16	United States	2,000,000	2,073,404
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	200,000	199,000
[c]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,			
6.00%, 4/01/17	Australia	800,000	842,000
6.875%, 2/01/18	Australia	1,500,000	1,595,625
[c]Incitec Pivot Ltd., senior note, 144A, 4.00%, 12/07/15	Australia	2,000,000	2,098,000
[c]Ineos Group Holdings SA, senior note, 144A, 6.50%, 8/15/18	Switzerland	1,200,000 EUR	1,631,675
[c]Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	500,000 EUR	723,624
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	2,500,000	2,662,500

84 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Materials (continued)			
Rio Tinto Finance USA PLC, senior note, 1.625%, 8/21/17	United Kingdom	2,500,000	$ 2,493,763
RPM International Inc., 6.25%, 12/15/13	United States	4,000,000	4,024,240
[c]Xstrata Finance Canada Ltd., secured note, 144A, 1.80%, 10/23/15	Canada	3,000,000	3,025,215
			26,553,487
Media 0.9%			
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 2.40%, 3/15/17	United States	2,900,000	2,951,472
DISH DBS Corp., senior note,			
7.75%, 5/31/15	United States	700,000	767,375
7.125%, 2/01/16	United States	500,000	553,750
4.25%, 4/01/18	United States	1,500,000	1,526,250
The New York Times Co., senior note, 6.625%, 12/15/16	United States	2,000,000	2,226,250
Time Warner Inc., 3.15%, 7/15/15	United States	1,000,000	1,040,981
Viacom Inc.,			
4.375%, 9/15/14	United States	350,000	361,199
senior note, 2.50%, 9/01/18	United States	500,000	505,613
[d]The Walt Disney Co., FRN, 0.254%, 2/11/15	United States	4,500,000	4,501,485
			14,434,375
Pharmaceuticals, Biotechnology & Life Sciences 2.2%			
[d]Abbvie Inc., senior note, FRN, 1.027%, 11/06/15	United States	7,000,000	7,076,020
Actavis Inc., senior note,			
5.00%, 8/15/14	United States	750,000	775,130
1.875%, 10/01/17	United States	3,000,000	2,994,639
Amgen Inc., senior note, 2.125%, 5/15/17	United States	2,500,000	2,553,270
Celgene Corp., senior note,			
2.45%, 10/15/15	United States	2,000,000	2,058,748
2.30%, 8/15/18	United States	3,000,000	3,024,015
Gilead Sciences Inc., senior note, 2.40%, 12/01/14	United States	4,200,000	4,279,661
[c]inVentiv Health Inc., senior secured note, 144A, 9.00%, 1/15/18	United States	600,000	631,500
Life Technologies Corp., senior note, 3.50%, 1/15/16	United States	2,000,000	2,081,858
[e]Sanofi, senior note, Reg S, 3.125%, 10/10/14	France	2,000,000 EUR	2,785,373
Teva Pharmaceutical Finance Co. BV, senior note, 2.40%, 11/10/16	Israel	1,500,000	1,548,788
Teva Pharmaceutical Finance II BV/III LLC, senior note, 3.00%, 6/15/15	Israel	1,500,000	1,551,925
[c]Zoetis Inc., senior note, 144A,			
1.15%, 2/01/16	United States	1,800,000	1,808,194
1.875%, 2/01/18	United States	1,200,000	1,197,676
			34,366,797
Real Estate 0.4%			
American Tower Corp., senior note, 4.50%, 1/15/18	United States	3,000,000	3,229,659
Duke Realty LP, senior note, 7.375%, 2/15/15	United States	400,000	430,832
Hospitality Properties Trust, senior note, 5.625%, 3/15/17	United States	3,000,000	3,277,758
			6,938,249

Annual Report | 85

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Retailing 0.6%			
Dollar General Corp., senior note,			
4.125%, 7/15/17	United States	400,000	$ 427,866
1.875%, 4/15/18	United States	2,000,000	1,954,110
[c]Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,200,000 EUR	1,652,924
[c]Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000	998,205
Home Depot Inc., senior note, 2.25%, 9/10/18	United States	4,900,000	5,010,921
			10,044,026
Semiconductors & Semiconductor Equipment 0.1%			
[c]Freescale Semiconductor Inc., senior secured note, 144A, 9.25%, 4/15/18	United States	1,046,000	1,136,217
Software & Services 0.4%			
Oracle Corp., senior note,			
3.75%, 7/08/14	United States	500,000	511,721
[d]FRN, 0.824%, 1/15/19	United States	6,000,000	6,032,436
			6,544,157
Technology Hardware & Equipment 1.7%			
[d]Apple Inc., FRN, 0.516%, 5/03/18	United States	11,000,000	10,978,033
[d]Hewlett-Packard Co., senior note, FRN, 1.802%, 9/19/14	United States	3,000,000	3,028,656
Juniper Networks Inc., senior note, 3.10%, 3/15/16	United States	2,000,000	2,064,794
[c,d]NBCUniversal Enterprise Inc., 144A, FRN, 0.929%, 4/15/18	United States	7,500,000	7,552,852
[d]Xerox Corp., senior note, FRN, 1.083%, 5/16/14	United States	3,000,000	3,004,701
			26,629,036
Telecommunication Services 1.5%			
Cellco Partnership/Verizon Wireless Capital LLC, senior note, 8.50%, 11/15/18	United States	3,500,000	4,506,915
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,000,000	3,366,345
[c]Sprint Nextel Corp., senior note, 144A, 9.00%, 11/15/18	United States	3,000,000	3,645,000
Telefonica Emisiones SAU, senior note,			
4.949%, 1/15/15	Spain	1,500,000	1,567,524
3.192%, 4/27/18	Spain	2,300,000	2,336,926
[c]Telefonica Movil Chile SA, senior note, 144A, 2.875%, 11/09/15	Chile	2,000,000	2,041,980
Verizon Communications Inc., senior note,			
1.95%, 3/28/14	United States	2,000,000	2,011,472
0.70%, 11/02/15	United States	1,000,000	997,198
3.65%, 9/14/18	United States	1,700,000	1,809,528
[c]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	1,500,000	1,595,625
			23,878,513
Transportation 0.2%			
[c]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	3,700,000	3,747,797

86 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Utilities 1.8%			
Duke Energy Corp., senior note,			
6.30%, 2/01/14	United States	750,000	$ 760,269
2.10%, 6/15/18	United States	1,000,000	1,005,583
[c]GDF Suez, senior note, 144A, 1.625%, 10/10/17	France	1,000,000	1,002,170
Georgia Power Co., senior note, 12D, 0.625%, 11/15/15	United States	1,000,000	1,000,057
[c]Korea East West Power Co. Ltd., senior note, 144A, 2.50%, 7/16/17	South Korea	1,700,000	1,713,133
[c]Korea Gas Corp., senior note, 144A, 2.875%, 7/29/18	South Korea	3,300,000	3,340,458
[c]Korea Hydro & Nuclear Power Co. Ltd., senior note, 144A, 2.875%, 10/02/18	South Korea	7,600,000	7,658,862
[c]Korea Western Power Co. Ltd., senior note, 144A,			
3.125%, 5/10/17	South Korea	2,200,000	2,267,881
2.875%, 10/10/18	South Korea	1,700,000	1,707,735
PG&E Corp., senior note, 5.75%, 4/01/14	United States	500,000	510,011
The Southern Co., senior note, 2.45%, 9/01/18	United States	3,500,000	3,565,121
[c]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%, 5/22/18	China	2,000,000	1,976,470
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000	883,556
			27,391,306
Total Corporate Bonds (Cost $574,124,344)			585,571,782
[d,f]**Senior Floating Rate Interests 5.3%**			
Capital Goods 0.4%			
Accudyne Industries LLC (Silver II U.S. Holdings/Hamilton), 2013 Specified Refinancing Term Loan, 4.00%, 12/13/19	Luxembourg	790,526	790,076
Quikrete Holdings Inc., First Lien Initial Loan, 4.00%, 9/26/20	United States	885,400	890,298
Terex Corp., U.S. Term Loan, 4.50%, 4/28/17	United States	1,398,452	1,406,318
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	1,290,469	1,293,915
Wesco Distribution Inc., Tranche B-1 Loan, 4.50%, 12/12/19	United States	1,236,529	1,246,112
			5,626,719
Commercial & Professional Services 0.1%			
ARAMARK Corp.,			
Extended Synthetic L/C, 3.529%, 7/26/16	United States	32,619	32,727
Synthetic L/C-3, 3.529%, 7/26/16	United States	4,435	4,454
Term Loan B Extended, 3.668% - 3.748%, 7/26/16	United States	402,466	403,801
U.S. Term C Loan, 3.748%, 7/26/16	United States	183,774	184,531
U.S. Term D Loan, 4.00%, 8/22/19	United States	440,000	441,923
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	858,000	859,609
			1,927,045
Consumer Services 0.2%			
[g]Hilton Worldwide Finance LLC, Initial Term Loan, 5.25%, 10/25/20	United States	1,286,311	1,295,235
Weight Watchers International Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20	United States	2,514,431	2,313,669
			3,608,904

Annual Report | 87

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
[d,f]Senior Floating Rate Interests (continued)			
Diversified Financials 0.3%			
Asurion LLC, Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	161,431	$ 161,569
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan, 4.25%, 7/22/20	United States	2,039,348	2,051,584
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	1,964,283	1,977,175
			4,190,328
Energy 0.4%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	2,684,240	2,608,327
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18	Luxembourg	3,097,181	3,120,022
			5,728,349
Food & Staples Retailing 0.0%[†]			
AdvancePierre Foods Inc., Loans, 5.75%, 7/10/17	United States	335,050	337,399
Food, Beverage & Tobacco 0.2%			
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	2,959,499	2,968,008
Health Care Equipment & Services 0.3%			
Community Health Systems Inc., New Extended Term Loan, 3.748% - 3.761%, 1/25/17	United States	2,986,118	3,000,633
DaVita HealthCare Partners Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	1,367,709	1,377,754
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	1,017,511	1,024,416
			5,402,803
Household & Personal Products 0.1%			
[g]FGI Operating Co. LLC (Freedom Group), Term B Loans, 6.50%, 4/19/19	United States	574,507	579,175
Otter Products LLC, Loans, 6.50%, 4/29/19	United States	426,696	429,094
			1,008,269
Materials 1.3%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	406,268	408,891
Arysta Lifescience SPC LLC, Initial Term Loan, 4.50%, 5/29/20	United States	3,145,365	3,166,306
[g]Axalta Coating Systems U.S. Holdings Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	2,514,171	2,543,635
Exopack Holdings SA, USD Term Loan, 6.50%, 4/08/19	Luxembourg	645,712	655,801
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	670,522	673,227
Ineos U.S. Finance LLC, Dollar Term Loan, 4.00%, 5/04/18	United States	2,384,851	2,395,656
MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	817,950	821,631
OCI Beaumont LLC, Term B-2 Loans, 6.25%, 8/20/19	United States	213,297	216,496
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	2,682,690	2,708,680
Pact Group (USA) LLC, Term Loans, 3.75%, 5/29/20	United States	298,595	296,915
[g]Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	3,236,590	3,266,733

88 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
d,f Senior Floating Rate Interests (continued)			
Materials (continued)			
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	2,075,898	$ 2,095,878
Walter Energy Inc., B Term Loan, 6.75%, 4/01/18	United States	2,010,390	1,974,490
			21,224,339
Media 0.1%			
Entravision Communications Corp., Tranche B Term Loans, 3.50%, 5/31/20	United States	356,250	351,351
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	360,841	362,871
UPC Financing Partnership, Facility AF, 4.00%, 1/31/21	Netherlands	238,300	240,236
WMG Acquisition Corp., Tranche B Term Loan, 3.75%, 7/01/20	United States	280,000	280,219
			1,234,677
Pharmaceuticals, Biotechnology & Life Sciences 0.1%			
Aptalis Pharma Inc. (Axcan), Term B Loans, 6.00%, 10/04/20	United States	741,400	747,578
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	343,212	344,669
Valeant Pharmaceuticals International Inc., Series E Tranche B Term Loan, 4.50%, 8/05/20	Canada	976,378	990,536
			2,082,783
Retailing 0.9%			
BJ's Wholesale Club Inc., 2013 Replacement Loans, 4.25%, 9/26/19	United States	3,119,346	3,125,550
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,349,703	2,359,983
Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	2,496,394	2,528,535
g Hudson's Bay Co., Term Loan B, 6.00%, 11/04/20	Canada	1,429,442	1,450,169
g The Neiman Marcus Group Ltd. Inc., Term Loan, 6.25%, 10/25/20	United States	158,700	159,923
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	1,743,415	1,751,042
g Sears Roebuck Acceptance Corp., Term Loan, 5.50%, 6/30/18	United States	3,276,175	3,295,970
			14,671,172
Software & Services 0.4%			
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	3,533,030	3,573,511
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	2,710,010	2,724,577
			6,298,088
Technology Hardware & Equipment 0.2%			
g Dell International LLC, Term B Loan, 5.75%, 4/29/20	United States	3,906,144	3,888,324
Telecommunication Services 0.2%			
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%, 4/02/18	Luxembourg	2,630,918	2,648,771
Transportation 0.1%			
Global Tip Finance BV/Finance America LLC, Facility C Commitment, 6.50%, 10/16/20	United States	830,000	809,250
Total Senior Floating Rate Interests (Cost $83,336,614)			83,655,228

Annual Report | 89

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities 4.9%			
Government of Hungary,			
7.75%, 8/24/15	Hungary	4,100,000 HUF	$ 20,115
5.50%, 12/22/16	Hungary	40,880,000 HUF	194,477
A, 8.00%, 2/12/15	Hungary	12,870,000 HUF	62,308
A, 6.75%, 11/24/17	Hungary	3,910,000 HUF	19,475
A, 5.50%, 12/20/18	Hungary	28,710,000 HUF	136,879
[a]Reg S, 6.75%, 7/28/14	Hungary	300,000 EUR	423,171
Government of Indonesia,			
FR20, 14.275%, 12/15/13	Indonesia	3,109,000,000 IDR	278,615
FR51, 11.25%, 5/15/14	Indonesia	17,100,000,000 IDR	1,559,936
[c]senior bond, 144A, 7.50%, 1/15/16	Indonesia	3,000,000	3,360,000
Government of Ireland,			
4.00%, 1/15/14	Ireland	189,000 EUR	258,693
4.60%, 4/18/16	Ireland	2,559,000 EUR	3,761,647
Government of Korea, senior note, 5.75%, 4/16/14	South Korea	210,000	214,863
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	5,830,000 MYR	1,846,881
3.741%, 2/27/15	Malaysia	1,995,000 MYR	635,520
3.835%, 8/12/15	Malaysia	6,560,000 MYR	2,098,836
4.72%, 9/30/15	Malaysia	150,000 MYR	48,810
3.197%, 10/15/15	Malaysia	1,255,000 MYR	397,214
senior bond, 5.094%, 4/30/14	Malaysia	3,615,000 MYR	1,152,835
Government of Mexico,			
8.00%, 12/19/13	Mexico	38,350[h] MXN	296,034
7.00%, 6/19/14	Mexico	706,500[h] MXN	5,539,387
9.50%, 12/18/14	Mexico	451,300[h] MXN	3,689,279
6.00%, 6/18/15	Mexico	4,060[h] MXN	32,287
8.00%, 12/17/15	Mexico	396,900[h] MXN	3,301,728
6.25%, 6/16/16	Mexico	30,560[h] MXN	246,554
Government of Poland,			
5.50%, 4/25/15	Poland	1,754,000 PLN	591,848
6.25%, 10/24/15	Poland	403,000 PLN	139,237
5.00%, 4/25/16	Poland	2,225,000 PLN	755,716
[d]FRN, 2.71%, 1/25/17	Poland	1,338,000 PLN	433,089
[d]FRN, 2.71%, 1/25/21	Poland	1,356,000 PLN	430,874
Strip, 7/25/15	Poland	4,579,000 PLN	1,416,913
Strip, 1/25/16	Poland	11,786,000 PLN	3,582,636
Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	10,000 SGD	8,227
Government of Sri Lanka,			
A, 7.00%, 3/01/14	Sri Lanka	470,000 LKR	3,561
A, 11.25%, 7/15/14	Sri Lanka	11,700,000 LKR	90,099
A, 11.75%, 3/15/15	Sri Lanka	80,000 LKR	623
A, 6.50%, 7/15/15	Sri Lanka	2,060,000 LKR	14,852
A, 11.00%, 8/01/15	Sri Lanka	13,400,000 LKR	103,471
A, 6.40%, 8/01/16	Sri Lanka	1,500,000 LKR	10,371
A, 8.00%, 11/15/18	Sri Lanka	3,780,000 LKR	25,729
A, 9.00%, 5/01/21	Sri Lanka	4,890,000 LKR	33,159
B, 11.75%, 4/01/14	Sri Lanka	450,000 LKR	3,467
B, 6.60%, 6/01/14	Sri Lanka	500,000 LKR	3,751
C, 8.50%, 4/01/18	Sri Lanka	2,890,000 LKR	20,272
D, 8.50%, 6/01/18	Sri Lanka	1,960,000 LKR	13,754

90 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of Sweden, 6.75%, 5/05/14	Sweden	66,660,000 SEK	$ 10,585,376
Government of the Philippines, senior note,			
6.25%, 1/27/14	Philippines	18,440,000 PHP	429,956
1.625%, 4/25/16	Philippines	1,230,000 PHP	28,185
The Korea Development Bank, senior note, 3.00%, 3/17/19	South Korea	3,500,000	3,552,535
Korea Monetary Stabilization Bond,			
senior bond, 3.48%, 12/02/13	South Korea	560,960,000 KRW	526,181
senior bond, 3.47%, 2/02/14	South Korea	771,290,000 KRW	724,593
senior bond, 3.59%, 4/02/14	South Korea	1,133,560,000 KRW	1,066,989
senior bond, 2.47%, 4/02/15	South Korea	2,210,200,000 KRW	2,064,654
senior bond, 2.80%, 8/02/15	South Korea	1,130,230,000 KRW	1,060,092
senior bond, 2.81%, 10/02/15	South Korea	160,000,000 KRW	150,137
senior note, 3.28%, 6/02/14	South Korea	1,343,890,000 KRW	1,264,611
senior note, 2.57%, 6/09/14	South Korea	63,000,000 KRW	59,040
senior note, 2.82%, 8/02/14	South Korea	636,100,000 KRW	597,120
senior note, 2.78%, 10/02/14	South Korea	2,536,000,000 KRW	2,379,892
senior note, 2.84%, 12/02/14	South Korea	3,017,560,000 KRW	2,833,358
senior note, 2.74%, 2/02/15	South Korea	389,480,000 KRW	365,317
senior note, 2.76%, 6/02/15	South Korea	1,334,100,000 KRW	1,250,828
[c] Korea National Oil Corp., senior note, 144A, 2.875%, 11/09/15	South Korea	2,000,000	2,063,960
Korea Treasury Bond,			
senior bond, 3.00%, 12/10/13	South Korea	3,743,000,000 KRW	3,510,031
senior note, 3.25%, 12/10/14	South Korea	636,530,000 KRW	600,292
senior note, 3.25%, 6/10/15	South Korea	420,970,000 KRW	397,858
senior note, 2.75%, 12/10/15	South Korea	1,527,740,000 KRW	1,431,545
Letra Tesouro Nacional, Strip, 1/01/15	Brazil	10[l] BRL	3,967
[j] Nota Do Tesouro Nacional, Index Linked, 6.00%,			
8/15/16	Brazil	789[l] BRL	836,048
5/15/17	Brazil	150[l] BRL	159,261
8/15/18	Brazil	1,010[l] BRL	1,071,661
Total Foreign Government and Agency Securities (Cost $75,014,750)			76,270,680
U.S. Government and Agency Securities 22.0%			
U.S. Treasury Bond, 11.25%, 2/15/15	United States	3,000,000	3,426,681
U.S. Treasury Note,			
4.125%, 5/15/15	United States	34,000,000	36,030,718
2.125%, 5/31/15	United States	44,200,000	45,512,210
1.875%, 6/30/15	United States	25,200,000	25,875,763
0.25%, 7/15/15	United States	5,000,000	4,999,415
1.75%, 7/31/15	United States	20,000,000	20,516,020
4.25%, 8/15/15	United States	34,000,000	36,415,870
4.50%, 11/15/15	United States	47,000,000	51,002,332
2.00%, 4/30/16	United States	35,000,000	36,357,615
2.625%, 4/30/16	United States	35,000,000	36,908,585
5.125%, 5/15/16	United States	34,000,000	38,042,804
[k] Index Linked, 1.25%, 4/15/14	United States	6,077,850	6,115,146
[k] Index Linked, 0.125%, 4/15/16	United States	3,178,564	3,266,594
Total U.S. Government and Agency Securities (Cost $344,033,887)			344,469,753

Annual Report | 91

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities 18.3%			
Banks 9.1%			
Banc of America Commercial Mortgage Inc., 2004-1, A4, 4.76%, 11/10/39	United States	403,278	$ 404,410
Banc of America Commercial Mortgage Trust, 2006-4,			
[l]AJ, 5.695%, 7/10/46	United States	3,587,000	3,676,352
AM, 5.675%, 7/10/46	United States	710,000	781,611
[c,d,l]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.474%, 11/15/15	United States	1,231,890	1,232,407
Bear Stearns Commercial Mortgage Securities Inc.,			
[d,l]2006-PW11, AJ, FRN, 5.452%, 3/11/39	United States	3,641,000	3,759,540
[l]2006-PW13, AJ, 5.611%, 9/11/41	United States	3,300,000	3,378,826
[d]2007-PW16, AM, FRN, 5.713%, 6/11/40	United States	2,100,000	2,365,722
Bear Stearns Commercial Mortgage Securities Trust,			
[d]2005-T20, A3, FRN, 5.143%, 10/12/42	United States	1,118,973	1,137,956
2006-PW13, A4, 5.54%, 9/11/41	United States	3,600,000	3,950,323
[d]2007-PW16, A4, FRN, 5.899%, 6/11/40	United States	1,710,000	1,934,307
Capital One Multi-Asset Execution Trust, 2006-A6, A3, 5.05%, 12/17/18	United States	6,100,000	6,695,049
[d,l]CD Commercial Mortgage Trust, 2005-CD1, AJ, FRN, 5.225%, 7/15/44	United States	3,258,000	3,440,282
Citibank Credit Card Issuance Trust,			
2003-A7, A7, 4.15%, 7/07/17	United States	2,900,000	3,073,978
2005-A9, A9, 5.10%, 11/20/17	United States	6,200,000	6,756,785
[d]2006-A3, A3, FRN, 5.30%, 3/15/18	United States	2,160,000	2,388,949
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	1,850,000	1,840,993
[d]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, A3, FRN, 5.222%, 7/15/44	United States	444,666	449,299
[d]Countrywide Asset-Backed Certificates,			
2001-BC3, A, FRN, 0.65%, 12/25/31	United States	1,867	1,352
2002-3, 1A1, FRN, 0.91%, 5/25/32	United States	1,795	1,695
2004-1, M1, FRN, 0.92%, 3/25/34	United States	629,000	597,342
2004-14, M1, FRN, 0.68%, 6/25/35	United States	1,325,342	1,307,920
2004-7, MV3, FRN, 0.87%, 12/25/34	United States	1,175,447	1,169,781
2005-14, 3A2, FRN, 0.41%, 4/25/36	United States	900,759	899,646
Credit Suisse First Boston Mortgage Securities Corp.,			
2004-C5, A1A, 4.71%, 11/15/37	United States	7,365,159	7,598,134
[d]2004-AR3, 5A1, FRN, 0.267%, 4/25/34	United States	2,923,935	2,972,329
FNMA, G93-33, K, 7.00%, 9/25/23	United States	6,284	7,159
[d]Granite Master Issuer PLC,			
2006-3, A3, FRN, 0.253%, 12/20/54	United Kingdom	1,754,073	1,728,639
2007-2, 4A1, FRN, 0.264%, 12/17/54	United Kingdom	4,551,107	4,485,116
Greenwich Capital Commercial Funding Corp.,			
2005-GG5, A5, 5.224%, 4/10/37	United States	7,155,000	7,598,299
[d,l]2006-GG7, AJ, FRN, 5.867%, 7/10/38	United States	2,750,000	2,803,775
[d]2006-GG7, AM, FRN, 5.874%, 7/10/38	United States	660,000	724,235

92 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Banks (continued)			
JPMorgan Chase Commercial Mortgage Securities Corp.,			
2004-LN2, A2, 5.115%, 7/15/41	United States	1,911,947	$ 1,946,309
[d]2006-CB14, AM, FRN, 5.446%, 12/12/44	United States	4,300,000	4,639,345
2006-CB17, AM, 5.464%, 12/12/43	United States	2,350,000	2,434,312
[d]2006-LDP7, AJ, FRN, 6.056%, 4/15/45	United States	5,500,000	5,558,949
LB-UBS Commercial Mortgage Trust,			
[c,d]2003-C7, L, 144A, FRN, 5.224%, 7/15/37	United States	698,991	699,786
2005-C3, A5, 4.739%, 7/15/30	United States	3,800,000	3,951,592
2006-C1, A4, 5.156%, 2/15/31	United States	1,500,000	1,613,456
[d]2006-C1, AJ, FRN, 5.276%, 2/15/41	United States	967,000	966,843
[d,j]2006-C4, AJ, FRN, 5.886%, 6/15/38	United States	4,000,000	4,154,222
[d]Merrill Lynch Mortgage Trust,			
[j]2005-CKI1, AJ, FRN, 5.391%, 11/12/37	United States	1,750,000	1,853,783
2006-C2, A4, FRN, 5.742%, 8/12/43	United States	2,275,060	2,496,434
[d]Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 0.905%, 1/25/35	United States	678,180	651,447
Morgan Stanley Capital I Trust,			
[c,d]2004-HQ3, J, 144A, FRN, 5.159%, 1/13/41	United States	2,200,000	2,216,556
2005-T17, A5, 4.78%, 12/13/41	United States	3,158,994	3,251,799
[d]2006-HQ8, A4, FRN, 5.561%, 3/12/44	United States	3,420,000	3,678,302
[d,j]2006-HQ8, AJ, FRN, 5.68%, 3/12/44	United States	4,500,000	4,631,861
[d]Wachovia Bank Commercial Mortgage Trust,			
[c]2003-C7, F, 144A, FRN, 5.132%, 10/15/35	United States	1,500,000	1,526,880
2005-C17, B, FRN, 5.287%, 3/15/42	United States	3,000,000	3,128,067
2006-C27, AM, FRN, 5.795%, 7/17/45	United States	2,755,000	3,018,302
[d]Wachovia Commercial Mortgage Securities Inc. Pass-Through Certificates, 2003-C9, D, FRN, 5.209%, 12/15/35	United States	2,040,000	2,040,841
[d]Wells Fargo Mortgage Backed Securities Trust,			
2004-V, 2A1, FRN, 2.642%, 10/25/34	United States	3,001,849	3,021,208
2004-W, A9, FRN, 2.762%, 11/25/34	United States	303,118	315,690
2005-AR, 1A1, FRN, 2.611%, 2/25/35	United States	3,609,602	3,608,274
2005-AR10, 2A3, FRN, 2.616%, 6/25/35	United States	1,689,974	1,698,248
			142,264,717
Capital Goods 0.0%[†]			
[c,d]Holmes Master Issuer PLC, 2010-1A, A2, 144A, FRN, 1.644%, 10/15/54	United Kingdom	704,670	707,652
Commercial & Professional Services 0.2%			
[c]Anthracite CDO II Ltd., 2002-2A, D, 144A, 6.97%, 12/24/37	United States	2,000,000	1,992,430
[d]Greenpoint Mortgage Funding Trust, 2005-HE4, 2A4C, FRN, 0.89%, 7/25/30	United States	817,079	812,595
			2,805,025
Diversified Financials 8.8%			
[d]Aames Mortgage Investment Trust, 2005-4, M1, FRN, 0.875%, 10/25/35	United States	644,611	644,709
[c]ABSC Manufactured Housing Contract Resecuritization Trust, 2004-OK1, A4, 144A, 5.019%, 4/16/30	United States	3,609,401	3,702,153

Annual Report | 93

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Diversified Financials (continued)			
[d]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates,			
2004-R4, M1, FRN, 0.995%, 6/25/34	United States	1,990,914	$ 1,945,541
2004-R7, A1, FRN, 0.61%, 8/25/34	United States	1,938,530	1,910,253
[c]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	1,900,000	1,816,357
[c]ARCap Resecuritization Trust, 2004-A1, A, 144A, 4.73%, 4/21/24	United States	2,642,212	2,688,351
[d]Argent Securities Inc., 2005-W2, A2C, FRN, 0.53%, 10/25/35	United States	1,155,000	1,043,396
[d]Banc of America Funding Corp., 2006-G, 2A3, FRN, 0.343%, 7/20/36	United States	833,395	828,803
[d]Bayview Financial Acquisition Trust, 2004-D, M1, FRN, 0.801%, 8/28/44	United States	1,294,273	1,278,337
[d]Bear Stearns Alt-A Trust, 2004-13, A2, FRN, 1.05%, 11/25/34	United States	212,798	198,712
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,			
1A6, 5.351%, 2/25/35	United States	642,418	651,632
[d,j]2A2, FRN, 0.67%, 2/25/35	United States	15,666	13,840
[d]COMM Mortgage Trust, 2007-C9, A1A, FRN, 6.01%, 12/10/49	United States	6,116,198	6,880,167
[d]Commercial Mortgage Trust, 2005-GG5, AM, FRN, 5.277%, 4/10/37	United States	2,355,000	2,503,544
[c]Countryplace Manufactured Housing Contract Trust, 2005-A3, 144A, 4.80%, 12/15/35	United States	174,792	180,311
[c,d]Crest Ltd., 2004-1A, A, 144A, FRN, 0.568%, 1/28/20	United States	1,662,708	1,534,330
[c]CT CDO III Ltd., 2005-3A, C, 144A, 5.471%, 6/25/35	United States	2,500,000	2,498,050
[c,d]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.483%, 10/20/43	United States	3,355,368	3,163,055
[d]Discover Card Execution Note Trust, 2010-A2, A2, FRN, 0.754%, 3/15/18	United States	5,000,000	5,037,605
[c]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	630,000	630,982
Ford Credit Auto Owner Trust, 2012-A, A4, 1.15%, 6/15/17	United States	3,470,000	3,499,287
[c,d]Fosse Master Issuer PLC, 2011-1A, A2, 144A, FRN, 1.646%, 10/18/54	United Kingdom	2,961,014	2,982,470
[c]G-Force LLC, 2005-RRA,			
A2, 144A, 4.83%, 8/22/36	United States	354,370	355,913
B, 144A, 5.09%, 8/22/36	United States	2,000,000	1,972,560
[d]GCCFC Commercial Mortgage Trust, 2006-GG7, A1A, FRN, 6.11%, 7/10/38	United States	6,337,416	6,959,513
[c,d]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.665%, 11/01/17	United States	2,000,000	1,939,082
[l]GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%, 5/10/43	United States	1,615,000	766,847
Green Tree Financial Corp., 1999-3, A7, 6.74%, 2/01/31	United States	849,200	859,641
[d]GSAA Home Equity Trust, FRN, 0.54%, 6/25/35	United States	942,277	880,711
[d]GSAMP Trust, 2005-HE3, M2, FRN, 1.175%, 6/25/35	United States	2,295,528	2,173,188
[c]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	570,000	574,342
[d]HSBC Home Equity Loan Trust, 2005-2. A1, FRN, 0.443%, 1/20/35	United States	2,186,865	2,164,396

94 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Diversified Financials (continued)			
JPMorgan Chase Commercial Mortgage Securities Trust,			
2006-CB17, A4, 5.429%, 12/12/43	United States	4,850,000	$ 5,304,452
[d,j]2006-LDP7, A4, FRN, 6.056%, 4/15/45	United States	880,000	966,564
[d]JPMorgan Mortgage Acquisition Corp., 2006-ACC1, A4, FRN, 0.32%, 5/25/36	United States	414,228	404,074
[c,d]Kildare Securities Ltd., 2007-1A, A2, 144A, FRN, 0.376%, 12/10/43	Ireland	3,172,532	3,121,742
[d]Long Beach Mortgage Loan Trust, 2005-WL2, M1, FRN, 0.64%, 8/25/35	United States	1,805,271	1,755,993
[c,d]Mach One Trust Commercial Mortgage, 2004-1A, G, 144A, FRN, 6.82%, 5/28/40	United States	3,500,000	3,586,975
[d]Master Adjustable Rate Mortgage Trust, 2007-3, 12A2, FRN, 0.37%, 5/25/47	United States	1,224,210	1,203,755
[d]MASTR Adjustable Rate Mortgages Trust, 2007-1, I2A2, FRN, 0.33%, 1/25/47	United States	2,914,320	2,832,530
MASTR Alternative Loan Trust,			
2003-1, 3A1, 5.00%, 2/25/18	United States	1,379,646	1,431,239
2003-6, 2A1, 5.00%, 8/25/18	United States	3,036,431	3,192,328
2003-9, 1A1, 5.50%, 12/25/18	United States	1,319,806	1,389,554
2004-4, 5A1, 5.50%, 4/25/19	United States	3,248,653	3,424,498
[d]2004-11, 2A1, FRN, 5.58%, 11/25/19	United States	3,013,698	3,185,220
[d]Merrill Lynch Mortgage Investors Trust Inc.,			
2003-E, A1, FRN, 0.79%, 10/25/28	United States	2,008,631	1,954,023
2003-G, A2, FRN, 1.097%, 1/25/29	United States	2,041,048	2,016,677
[d]ML-CFC Commercial Mortgage Trust, 2006-3, A1A, FRN, 5.409%, 7/12/46	United States	3,073,087	3,387,096
[c,d]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.59%, 12/24/39	United States	2,318,341	2,225,283
[d]Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN, 1.10%, 3/25/36	United States	3,100,000	2,972,799
[d]Park Place Securities Inc. Asset-Backed Pass-Through Certificates,			
2004-MCW1, M1, FRN, 1.108%, 10/25/34	United States	659,569	651,451
2004-WHQ2, M2, FRN, 1.115%, 2/25/35	United States	3,460,965	3,442,480
[d]Park Place Securities Inc., 2005-WCW1, M1, FRN, 0.62%, 9/25/35	United States	1,895,000	1,795,179
[c,d]Permanent Master Issuer PLC, 144A, FRN, 1.644%, 7/15/42	United Kingdom	3,030,000	3,037,660
[d]Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN, 5.48%, 6/25/34	United States	842,055	879,743
[d]Sequoia Mortgage Trust, 2003-4,			
1A1, FRN, 0.793%, 7/20/33	United States	279,814	257,721
1A2, FRN, 1.058%, 7/20/33	United States	585,182	540,449
[c]Springleaf Mortgage Loan Trust, 2012-2A, A, 144A, 2.22%, 10/25/57	United States	2,267,527	2,305,596
[d]Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN, 1.21%, 12/25/34	United States	3,984,515	3,919,376

Annual Report | 95

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Diversified Financials (continued)			
[d]Structured Asset Securities Corp., 2006-WF1, A5, FRN, 0.47%, 2/25/36	United States	2,082,299	$ 2,039,390
[d,a,j]Talisman 6 Finance, Reg S, FRN, 0.404%, 10/22/16	Ireland	2,646,622 EUR	3,373,849
[c,d]Terwin Mortgage Trust, 2005-8HE, A3, 144A, FRN, 0.54%, 7/25/35	United States	1,131,990	1,133,425
Vanderbilt Acquisition Loan Trust, 2002-1, M1, 7.33%, 5/07/32	United States	411,947	452,236
[c,d]Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.576%, 7/11/21	United States	2,000,000	1,955,480
[d]WAMU Mortgage Pass-Through Certificates, 2005-AR8, 2A1A, FRN, 0.46%, 7/25/45	United States	2,213,676	2,079,755
[d]Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, 2004-1, A3, FRN, 0.54%, 4/25/34	United States	1,980,000	1,864,457
			138,361,127
Real Estate 0.2%			
[d]Citigroup Mortgage Loan Trust Inc., 2006-WFH3, A3, FRN, 0.32%, 10/25/36	United States	1,235,394	1,227,753
[d]Novastar Home Equity Loan, 2004-4, M4, FRN, 1.82%, 3/25/35	United States	2,000,000	1,974,708
			3,202,461
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $283,450,039)			287,340,982
Mortgage-Backed Securities 4.7%			
[d]**Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.8%**			
FHLMC, 2.03% - 6.033%, 11/01/17 - 8/01/38	United States	11,032,514	11,781,705
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.1%			
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	336,120	364,132
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	132,816	147,440
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	522,626	563,571
			1,075,143
[d]**Federal National Mortgage Association (FNMA) Adjustable Rate 2.6%**			
FNMA, 1.349% - 2.458%, 3/01/17 - 10/01/44	United States	13,862,468	14,576,835
FNMA, 2.462% - 2.651%, 5/01/18 - 4/01/37	United States	13,913,977	14,765,464
FNMA, 2.67% - 6.68%, 8/01/15 - 9/01/37	United States	11,159,854	11,859,777
			41,202,076
Federal National Mortgage Association (FNMA) Fixed Rate 1.2%			
FNMA 15 Year, 3.50%, 10/01/25	United States	3,049,594	3,227,828
FNMA 15 Year, 4.00%, 12/01/25	United States	5,030,300	5,362,145
FNMA 15 Year, 4.50%, 5/01/16 - 6/01/25	United States	9,493,380	10,141,583
FNMA 30 Year, 5.00%, 3/01/38	United States	142,691	155,121
			18,886,677

96 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
[d]**Government National Mortgage Association (GNMA) Adjustable Rate 0.0%**[†]			
GNMA, 1.625% - 1.75%, 4/20/26 - 9/20/26	United States	43,392	$ 45,189
Total Mortgage-Backed Securities (Cost $71,935,256)			72,990,790
Municipal Bonds 1.8%			
Acalanes UHSD, GO, Contra Costa County, Refunding, 1.427%, 8/01/18	United States	1,000,000	973,320
Alabama State Public School and College Authority Revenue, Capital Improvement Bonds, 5.00%, 12/01/25	United States	1,500,000	1,669,530
Arkansas State GO, Four-Lane Highway Construction and Improvement Bonds, 3.25%, 6/15/22	United States	3,000,000	3,125,370
[d]California State Judgment Trust COP, FRN, 1.61%, 6/01/15	United States	1,535,000	1,486,509
California State Public Works Board Lease Revenue, Various Capital Projects, Series E, 3.183%, 12/01/14	United States	3,035,000	3,080,646
Colorado State ISD, GO, Mitchell and Scurry Counties, Unlimited Tax School Building Bonds, PSF Guarantee, 5.00%, 8/15/43	United States	350,000	368,508
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.107%, 7/01/18	United States	2,000,000	1,969,440
Illinois State GO,			
Build America Bonds, 4.55%, 7/01/14	United States	1,000,000	1,021,930
4.026%, 3/01/14	United States	2,000,000	2,019,980
Minnesota State GO, Series C, 2.50%, 8/01/18	United States	1,500,000	1,546,785
Modesto Irrigation District Financing Authority Revenue, Domestic Water Project, Refunding, Series G, AGMC Insured, 5.00%, 9/01/21	United States	1,000,000	1,170,390
Puerto Rico Sales Tax FICO Sales Tax Revenue, Refunding, Series A, NATL RE, FGIC Insured, zero cpn., 8/01/45	United States	4,305,000	539,804
Rhode Island State and Providence Plantations GO, Consolidated Capital Development Loan of 2012, Refunding, Series A, 5.00%, 8/01/19	United States	2,500,000	2,904,650
Riverside County RDA Tax Allocation, Housing, Series A-T,			
5.00%, 10/01/14	United States	1,030,000	1,042,793
6.00%, 10/01/15	United States	1,075,000	1,112,829
6.25%, 10/01/16	United States	1,140,000	1,194,663
University of California Revenues, General, Series AK, 5.00%, 5/15/48	United States	2,750,000	3,237,740
Total Municipal Bonds (Cost $27,949,164)			28,464,887

	Counterparty	Notional Amount*	
Options Purchased 0.0%[†]			
Calls — Over-the-Counter			
Credit Default Swaptions 0.0%[†]			
Buy Protection on CDX.NA.HY.21, Premium Rate 5.00%, Strike Price $99, Expires 3/19/14	FBCO	16,000,000	108,704

Annual Report | 97

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund	Counterparty	Notional Amount*	Value
Options Purchased (continued)			
Puts — Over-the-Counter			
Currency Options 0.0%†			
EUR/PLN, April Strike Price 4.23 PLN, Expires 4/28/14	BZWS	3,870,831 EUR	$ 104,723
EUR/USD, February Strike Price $1.32, Expires 2/06/14	CITI	20,500,000 EUR	172,456
			277,179
Total Options Purchased (Cost $885,440)			385,883
Total Investments before Short Term Investments (Cost $1,461,178,365)			1,479,326,985
	Country	**Principal Amount***	
Short Term Investments 3.3%			
Foreign Government and Agency Securities 1.3%			
[m]Bank of Negara Monetary Notes, 11/12/13 - 10/16/14	Malaysia	27,151,000 MYR	8,468,079
Government of Hungary, 5.50%, 2/12/14	Hungary	1,500,000 HUF	6,931
[m]Hungary Treasury Bills, 1/08/14 - 6/25/14	Hungary	317,310,000 HUF	1,443,159
Korea Monetary Stabilization Bond, senior bond,			
2.55%, 5/09/14	South Korea	553,000,000 KRW	518,257
2.72%, 9/09/14	South Korea	64,000,000 KRW	60,008
[m]Malaysia Treasury Bill, 5/30/14	Malaysia	90,000 MYR	27,915
[m]Mexico Treasury Bills, 1/09/14 - 4/30/14	Mexico	1,008,810[n] MXN	764,543
[m]Monetary Authority of Singapore Treasury Bills, 11/22/13	Singapore	1,210,000 SGD	973,992
[m]Philippine Treasury Bills, 11/13/13 - 10/08/14	Philippines	42,885,000 PHP	987,860
[g,m]Singapore Treasury Bills, 11/01/13 - 5/02/14	Singapore	5,468,000 SGD	4,399,227
[m]Sweden Treasury Bills, 11/20/13 - 12/18/13	Sweden	12,980,000 SEK	2,001,791
Total Foreign Government and Agency Securities (Cost $19,686,651)			19,651,762
Municipal Bonds (Cost $500,147) 0.0%†			
Skagit County Public Hospital District No. 1 Revenue, Skagit Regional Health, Improvement and Refunding, Series B, 2.00%, 12/01/13	United States	500,000	500,055
Total Investments before Money Market Funds (Cost $1,481,365,163)			1,499,478,802
		Shares	
Money Market Funds (Cost $32,363,268) 2.0%			
[a,o]Institutional Fiduciary Trust Money Market Portfolio	United States	32,363,268	32,363,268
Total Investments (Cost $1,513,728,431) 97.7%			1,531,842,070
Other Assets, less Liabilities 2.3%			36,042,129
Net Assets 100.0%			$1,567,884,199

98 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund

[†]Rounds to less than 0.1% of net assets.

[*]The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Security has been deemed illiquid because it may not be able to be sold within seven days.

[c]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2013, the aggregate value of these securities was $190,325,424, representing 12.14% of net assets.

[d]The coupon rate shown represents the rate at period end.

[e]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2013, the aggregate value of these securities was $18,766,944, representing 1.20% of net assets.

[f]See Note 1(i) regarding senior floating rate interests.

[g]A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

[h]Principal amount is stated in 100 Mexican Peso Units.

[i]Principal amount is stated in 1,000 Brazilian Real Units.

[j]Redemption price at maturity is adjusted for inflation. See Note 1(k).

[k]Principal amount of security is adjusted for inflation. See Note 1(k).

[l]The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.

[m]The security is traded on a discount basis with no stated coupon rate.

[n]Principal amount is stated in 10 Mexican Peso Units.

[o]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At October 31, 2013, the fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts						
U.S. Treasury 2 Year Note	Long	690	$152,088,938	12/31/13	$434,503	$ —
U.S. Treasury 5 Year Note	Short	348	42,347,250	12/31/13	—	(754,811)
U.S. Treasury 10 Year Note	Short	239	30,438,891	12/19/13	—	(717,597)
Unrealized appreciation (depreciation)					434,503	(1,472,408)
Net unrealized appreciation (depreciation)						$(1,037,905)

Annual Report | 99

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund

At October 31, 2013, the fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Buy	82,500	$ 112,283	11/04/13	$ —	$ (1,002)
Euro	DBAB	Sell	82,500	110,921	11/04/13	—	(1,111)
Danish Krone	DBAB	Buy	30,600,000	5,577,834	11/06/13	—	(6,739)
Danish Krone	DBAB	Sell	30,600,000	5,290,456	11/06/13	—	(280,639)
Indian Rupee	JPHQ	Buy	60,155,900	967,393	11/06/13	—	(5,868)
Indian Rupee	DBAB	Buy	33,426,250	531,301	11/12/13	2,145	—
Indian Rupee	HSBC	Buy	362,000	5,231	11/12/13	546	—
Indian Rupee	HSBC	Buy	910,000	13,374	11/13/13	1,144	—
Japanese Yen	JPHQ	Sell	55,436,000	700,812	11/13/13	136,973	—
Euro	MSCO	Sell	150,590	192,126	11/15/13	—	(12,374)
Singapore Dollar	MSCO	Buy	2,682,949	2,155,325	11/18/13	4,511	—
Malaysian Ringgit	DBAB	Buy	93,480	30,000	11/19/13	—	(505)
Japanese Yen	UBSW	Sell	172,318,944	2,134,034	11/20/13	381,317	—
Malaysian Ringgit	HSBC	Buy	48,000	15,379	11/20/13	—	(233)
Indian Rupee	DBAB	Buy	681,000	10,458	11/26/13	371	—
Indian Rupee	JPHQ	Buy	768,500	12,027	11/27/13	190	—
Euro	DBAB	Sell	761,324	990,064	11/29/13	—	(43,842)
Indian Rupee	JPHQ	Buy	768,500	11,816	11/29/13	394	—
Euro	MSCO	Sell	827,000	1,076,961	12/03/13	—	(46,140)
Indian Rupee	CITI	Buy	297,000	4,242	12/03/13	472	—
Indian Rupee	JPHQ	Buy	1,951,000	27,943	12/18/13	2,897	—
Singapore Dollar	DBAB	Buy	461,900	367,755	12/23/13	4,097	—
Indian Rupee	DBAB	Buy	681,000	10,583	12/26/13	159	—
Indian Rupee	CITI	Buy	294,000	4,547	1/06/14	77	—
Indian Rupee	HSBC	Buy	2,130,000	33,232	1/06/14	270	—
Malaysian Ringgit	DBAB	Buy	134,200	43,384	1/08/14	—	(1,040)
Danish Krone	DBAB	Sell	46,800,000	8,264,171	1/09/14	—	(260,950)
Euro	DBAB	Sell	82,500	112,291	1/10/14	1,000	—
Euro	UBSW	Sell	747,003	978,095	1/13/14	—	(36,407)
Indian Rupee	DBAB	Buy	1,355,000	21,652	1/15/14	—	(389)
Malaysian Ringgit	JPHQ	Buy	25,000	8,147	1/16/14	—	(259)
Indian Rupee	DBAB	Buy	2,905,000	46,348	1/17/14	—	(786)
Indian Rupee	JPHQ	Buy	1,915,000	30,333	1/21/14	—	(329)
Indian Rupee	JPHQ	Buy	957,000	15,276	1/22/14	—	(286)
Indian Rupee	DBAB	Buy	673,000	10,741	1/22/14	—	(199)
Singapore Dollar	JPHQ	Buy	310,000	250,000	1/24/14	—	(424)
Euro	CITI	Sell	352,000	471,141	1/28/14	—	(6,921)
Euro	DBAB	Sell	2,433,523	3,266,667	1/30/14	—	(38,392)
Euro	DBAB	Sell	890,000	1,200,610	1/31/14	—	(8,134)
Euro	DBAB	Sell	3,300,000	4,483,545	2/03/14	1,658	—
Japanese Yen	DBAB	Sell	49,843,920	547,856	2/04/14	40,594	—

100 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Buy	4,010,000	$5,453,600	2/05/14	$ —	$ (43,909)
Euro	DBAB	Sell	5,000,000	6,768,500	2/05/14	—	(22,265)
Euro	DBAB	Buy	1,870,753	2,495,397	2/06/14	45,376	—
Euro	DBAB	Sell	2,116,000	2,744,142	2/06/14	—	(129,715)
Canadian Dollar	CITI	Buy	259,000	256,405	2/11/14	—	(8,708)
Chilean Peso	BZWS	Buy	315,400,000	639,497	2/11/14	—	(31,949)
Canadian Dollar	DBAB	Buy	194,000	191,467	2/12/14	—	(5,937)
Japanese Yen	HSBC	Sell	77,220,000	830,215	2/12/14	44,302	—
Japanese Yen	JPHQ	Sell	77,183,000	830,254	2/12/14	44,717	—
Japanese Yen	CITI	Sell	102,300,000	1,107,053	2/13/14	65,878	—
Japanese Yen	JPHQ	Sell	51,220,000	553,449	2/13/14	32,148	—
Canadian Dollar	DBAB	Buy	130,000	128,180	2/14/14	—	(3,862)
Japanese Yen	JPHQ	Sell	51,250,000	553,504	2/18/14	31,879	—
Canadian Dollar	DBAB	Buy	260,000	256,115	2/19/14	—	(7,510)
Japanese Yen	CITI	Sell	51,090,000	553,530	2/19/14	33,531	—
Japanese Yen	GSCO	Sell	51,310,000	553,527	2/19/14	31,288	—
Malaysian Ringgit	DBAB	Buy	462,000	146,439	2/19/14	—	(665)
Canadian Dollar	DBAB	Buy	261,000	255,842	2/20/14	—	(6,287)
Canadian Dollar	BZWS	Buy	262,000	255,805	2/21/14	—	(5,301)
Canadian Dollar	BZWS	Buy	131,000	127,511	2/24/14	—	(2,268)
Canadian Dollar	BZWS	Buy	211,000	204,339	2/25/14	—	(2,617)
Canadian Dollar	DBAB	Buy	132,000	127,949	2/25/14	—	(1,753)
Euro	DBAB	Sell	298,775	395,091	2/25/14	—	(10,707)
Japanese Yen	BZWS	Sell	25,620,000	276,752	2/25/14	15,977	—
Canadian Dollar	BZWS	Buy	185,000	178,904	2/26/14	—	(2,042)
Euro	BZWS	Sell	2,400	3,200	2/26/14	—	(60)
Euro	UBSW	Sell	15,642	20,903	2/26/14	—	(342)
Euro	BZWS	Sell	138,443	184,925	2/27/14	—	(3,110)
Japanese Yen	BZWS	Sell	51,190,000	553,498	2/27/14	32,451	—
Japanese Yen	DBAB	Sell	17,117,000	187,001	2/27/14	12,772	—
Euro	UBSW	Sell	66,188	88,643	2/28/14	—	(1,255)
Canadian Dollar	HSBC	Buy	132,000	127,398	3/06/14	—	(1,230)
Canadian Dollar	BZWS	Buy	165,000	158,881	3/07/14	—	(1,175)
Canadian Dollar	HSBC	Buy	144,000	138,414	3/07/14	—	(779)
Euro	DBAB	Sell	419,300	544,130	3/18/14	—	(25,389)
Euro	JPHQ	Sell	125,800	164,829	3/19/14	—	(6,040)
Singapore Dollar	DBAB	Buy	429,000	336,355	3/19/14	9,074	—
Singapore Dollar	HSBC	Buy	490,000	392,770	3/19/14	1,775	—
Singapore Dollar	JPHQ	Buy	304,000	237,270	3/19/14	7,509	—
Euro	JPHQ	Sell	210,000	272,998	3/20/14	—	(12,238)
Chilean Peso	JPHQ	Buy	191,826,250	387,920	3/21/14	—	(19,831)
Euro	JPHQ	Sell	210,000	271,747	3/21/14	—	(13,489)
Euro	JPHQ	Sell	210,000	272,764	3/24/14	—	(12,474)

Annual Report | 101

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	JPHQ	Sell	168,000	$ 217,494	3/25/14	$ —	$ (10,697)
Euro	DBAB	Sell	3,416,550	4,385,725	3/26/14	—	(254,915)
Australian Dollar	DBAB	Buy	4,918,691	5,021,000	3/31/14	—	(415,921)
Australian Dollar	DBAB	Sell	2,915,000	2,666,638	3/31/14	—	(62,503)
Australian Dollar	DBAB	Sell	2,003,691	1,910,319	3/31/14	34,382	—
Euro	DBAB	Sell	3,430,424	4,423,257	3/31/14	—	(236,273)
Euro	DBAB	Sell	2,185,000	2,808,053	4/03/14	—	(159,841)
Euro	DBAB	Sell	1,689,780	2,217,025	4/10/14	—	(78,241)
Chilean Peso	MSCO	Buy	33,100,000	67,668	4/14/14	—	(4,308)
Swiss Franc	DBAB	Buy	12,938	14,116	4/16/14	168	—
Swiss Franc	DBAB	Sell	12,938	14,378	4/16/14	94	—
Chilean Peso	MSCO	Buy	29,660,000	60,217	4/21/14	—	(3,482)
Euro	DBAB	Buy	2,627,321	3,506,685	4/22/14	62,147	—
Euro	DBAB	Sell	3,140,425	4,125,212	4/22/14	—	(140,596)
Chilean Peso	JPHQ	Buy	29,522,000	59,430	4/28/14	—	(2,999)
Euro	DBAB	Sell	200,000	264,700	5/05/14	—	(6,979)
Japanese Yen	DBAB	Sell	524,380,500	5,400,000	5/07/14	59,759	—
Euro	DBAB	Sell	500,000	656,375	5/09/14	—	(22,830)
Euro	DBAB	Sell	2,750,000	3,632,750	5/12/14	—	(102,905)
Euro	DBAB	Sell	316,000	408,019	5/19/14	—	(21,250)
Japanese Yen	MSCO	Sell	211,800,000	2,078,427	5/19/14	—	(78,758)
Canadian Dollar	DBAB	Buy	1,250,640	1,200,000	5/28/14	—	(7,111)
Euro	DBAB	Sell	920,219	1,193,939	5/28/14	—	(56,160)
Euro	GSCO	Sell	420,000	541,527	5/30/14	—	(29,037)
Euro	DBAB	Sell	715,423	930,980	6/05/14	—	(40,928)
Euro	DBAB	Sell	1,962,500	2,576,910	6/09/14	—	(89,191)
Japanese Yen	BZWS	Sell	93,460,000	960,375	6/10/14	8,295	—
Japanese Yen	HSBC	Sell	99,540,000	1,029,029	6/10/14	15,012	—
Japanese Yen	JPHQ	Sell	67,500,000	686,000	6/10/14	—	(1,624)
Japanese Yen	DBAB	Sell	33,000,000	343,407	6/11/14	7,232	—
Japanese Yen	JPHQ	Sell	92,220,000	960,389	6/11/14	20,933	—
Japanese Yen	JPHQ	Sell	38,900,000	411,706	6/17/14	15,405	—
Euro	DBAB	Sell	833,056	1,112,630	6/18/14	—	(19,123)
Singapore Dollar	HSBC	Buy	369,000	293,090	6/20/14	4,094	—
Euro	DBAB	Sell	934,000	1,226,211	6/27/14	—	(42,711)
Chilean Peso	DBAB	Buy	371,700,000	697,635	6/30/14	8,339	—
Chilean Peso	DBAB	Sell	371,700,000	692,888	6/30/14	—	(13,086)
Euro	DBAB	Sell	1,455,100	1,900,943	7/03/14	—	(75,972)
Euro	DBAB	Sell	163,358	210,781	7/09/14	—	(11,163)
Euro	DBAB	Sell	1,058,505	1,393,734	7/17/14	—	(44,417)
Euro	BZWS	Sell	1,692,000	2,240,885	7/28/14	—	(58,040)
Chilean Peso	MSCO	Buy	614,647,000	1,161,574	7/29/14	2,407	—

102 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	330,000	$ 437,366	7/29/14	$ —	$ (11,008)
Euro	BZWS	Sell	1,953,780	2,594,327	8/04/14	—	(60,342)
Euro	CITI	Sell	35,024	46,627	8/08/14	—	(962)
Euro	DBAB	Sell	549,468	735,353	8/08/14	—	(11,239)
Euro	CITI	Sell	4,238	5,647	8/11/14	—	(111)
Euro	DBAB	Sell	43,385	57,595	8/15/14	—	(1,356)
Euro	MSCO	Sell	150,593	199,836	8/15/14	—	(4,788)
Euro	DBAB	Sell	1,629,600	2,173,932	8/20/14	—	(40,383)
Euro	BZWS	Sell	12,954	17,366	8/25/14	—	(236)
Euro	DBAB	Sell	745,657	1,000,000	8/27/14	—	(13,229)
Euro	JPHQ	Sell	29,904	39,989	8/27/14	—	(646)
Japanese Yen	DBAB	Sell	137,620,000	1,400,000	8/27/14	—	(3,042)
Malaysian Ringgit	JPHQ	Buy	90,000	26,799	8/27/14	1,336	—
Philippine Peso	JPHQ	Buy	94,860,000	2,137,449	8/29/14	65,870	—
Euro	DBAB	Sell	282,500	372,812	9/05/14	—	(11,072)
Euro	BZWS	Sell	24,226	32,366	9/19/14	—	(556)
Euro	BZWS	Sell	16,837	22,793	9/24/14	—	(88)
Euro	DBAB	Sell	202,911	274,660	9/29/14	—	(1,095)
British Pound	DBAB	Sell	1,053,750	1,642,796	10/01/14	—	(42,471)
Euro	DBAB	Sell	2,187,500	2,820,781	10/17/14	—	(152,202)
Euro	HSBC	Sell	6,000	8,148	10/20/14	—	(6)
Malaysian Ringgit	JPHQ	Buy	108,000	33,384	10/20/14	661	—
Chilean Peso	CITI	Buy	47,586,000	91,336	10/24/14	—	(2,041)
Japanese Yen	DBAB	Sell	59,567,300	613,976	10/29/14	6,233	—
Chilean Peso	DBAB	Buy	457,429,000	867,707	10/31/14	—	(9,972)
Euro	DBAB	Sell	82,500	110,938	11/03/14	—	(1,193)
Euro	DBAB	Sell	1,727,000	2,251,851	2/06/15	—	(96,175)
Swiss Franc	DBAB	Buy	462,938	512,099	4/16/15	1,406	—
Swiss Franc	DBAB	Sell	462,938	521,150	4/16/15	7,645	—
Euro	DBAB	Sell	4,600,000	6,061,420	6/05/15	—	(195,275)
Euro	DBAB	Sell	82,500	110,798	11/03/15	—	(1,473)
Euro	DBAB	Sell	1,727,000	2,259,908	2/05/16	—	(91,041)
Euro	DBAB	Sell	2,360,000	3,106,468	3/01/16	—	(106,453)
Euro	DBAB	Sell	2,300,000	3,021,510	4/07/16	—	(110,122)
Euro	DBAB	Sell	3,300,000	4,453,350	8/05/16	—	(41,707)
Euro	DBAB	Buy	2,082,500	2,764,519	11/03/16	73,007	—
Euro	DBAB	Sell	2,082,500	2,795,756	11/03/16	—	(41,772)
Unrealized appreciation (depreciation)						1,381,917	(4,278,993)
Net unrealized appreciation (depreciation)							$(2,897,076)

Annual Report | 103

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund

At October 31, 2013, the fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counterparty[a]/ Exchange	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Centrally Cleared Swaps									
Contracts to Sell Protection[d]									
Traded Index									
CDX.NA.IG.20	ICE	6,000,000	1.00%	6/20/18	$ 81,399	$ 14,318	$ —	$ 95,717	Investment Grade
Centrally Cleared Swaps unrealized appreciation (depreciation)						14,318	—		
OTC Swaps									
Contracts to Buy Protection									
Single Name									
Centex Corp.	FBCO	1,000,000	5.00%	6/20/16	(66,021)	—	(60,717)	(126,738)	
Centex Corp.	JPHQ	4,000,000	5.00%	6/20/16	(316,102)	—	(190,849)	(506,952)	
Constellation Brands Inc.	GSCO	5,000,000	5.00%	12/20/14	(247,949)	—	(27,027)	(274,976)	
Constellation Brands Inc.	DBAB	6,600,000	5.00%	6/20/17	(869,872)	—	(125,990)	(995,862)	
D.R. Horton Inc.	JPHQ	2,400,000	5.00%	3/20/16	(221,170)	—	(19,579)	(240,749)	
D.R. Horton Inc.	CITI	1,500,000	5.00%	6/20/17	(148,978)	—	(44,865)	(193,843)	
Dean Foods Co.	DBAB	4,255,000	5.00%	6/20/16	(362,592)	—	(82,275)	(444,867)	
Dean Foods Co.	JPHQ	3,500,000	5.00%	6/20/16	(273,416)	—	(92,514)	(365,930)	
Embarq Corp.	BZWS	3,000,000	5.00%	6/20/16	(204,384)	—	(114,330)	(318,714)	
First Data Corp.	BZWS	3,690,000	5.00%	3/20/15	(140,369)	—	(56,166)	(196,535)	
First Data Corp.	DBAB	650,000	5.00%	3/20/15	(21,713)	—	(12,907)	(34,620)	
Ford Motor Credit Co.	GSCO	5,000,000	5.00%	6/20/15	(361,480)	—	(13,588)	(375,068)	
Government of Indonesia	FBCO	3,000,000	5.00%	3/20/16	(269,467)	—	(14,341)	(283,808)	
Government of Ireland	MSCO	2,000,000 EUR	1.00%	3/20/15	174,278	—	(196,538)	(22,260)	
Hilton Worldwide Inc.	FBCO	3,000,000	5.00%	12/20/13	(5,030)	—	(13,681)	(18,711)	
Hospitality Properties Trust	BOFA	3,000,000	5.00%	3/20/17	(392,308)	2,828	—	(389,480)	
Intelsat Investments SA	GSCO	2,000,000	5.00%	12/20/13	(9,089)	—	(4,430)	(13,519)	
Merrill Lynch & Co. Inc.	FBCO	2,000,000	1.00%	9/20/17	3,730	—	(21,219)	(17,489)	
The New York Times Co.	GSCO	2,000,000	5.00%	12/20/16	(108,518)	—	(148,404)	(256,922)	
RPM International Inc.	UBSW	4,000,000	5.00%	12/20/13	(23,782)	—	(3,618)	(27,400)	
Springleaf Finance Corp.	GSCO	7,000,000	5.00%	12/20/15	(254,186)	—	(277,193)	(531,379)	
Toll Brothers Inc.	GSCO	2,500,000	5.00%	3/20/14	(31,956)	—	(15,654)	(47,610)	
Toll Brothers Inc.	MSCO	500,000	5.00%	3/20/14	(5,642)	—	(3,880)	(9,522)	
USG Corp.	GSCO	5,000,000	5.00%	12/20/16	(288,421)	—	(206,110)	(494,531)	
Contracts to Sell Protection[d]									
Single Name									
Bank of America Corp.	FBCO	2,000,000	1.00%	9/20/17	(3,731)	20,916	—	17,185	A-
Berkshire Hathaway Inc.	BOFA	2,700,000	1.00%	9/20/15	25,440	12,907	—	38,347	AA
Berkshire Hathaway Inc.	BZWS	5,000,000	1.00%	9/20/17	(57,281)	152,090	—	94,810	AA
Berkshire Hathaway Inc.	GSCO	1,400,000	1.00%	9/20/17	(522)	27,069	—	26,547	AA

104 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund

Credit Default Swap Contracts *(continued)*

Description	Counterparty[a]/ Exchange	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
OTC Swaps *(continued)*									
Contracts to Sell Protection[d] *(continued)*									
Single Name *(continued)*									
First Data Corp.	BZWS	2,600,000	5.00%	3/20/16	$ 36,506	$130,236	$ —	$ 166,742	B-
First Data Corp.	DBAB	500,000	5.00%	3/20/16	(2,102)	34,168	—	32,066	B-
Government of Lithuania	FBCO	250,000	1.00%	6/20/16	(5,917)	8,235	—	2,318	BB+
PSEG Power LLC	FBCO	1,500,000	1.00%	6/20/17	(50,077)	66,756	—	16,679	BBB+
Traded Index									
CMBX.NA.AJ.2	FBCO	2,350,000	1.09%	3/15/49	(337,394)	43,268	—	(294,126)	Non Investment Grade
LCDX.NA.19	BZWS	5,432,000	2.50%	12/20/17	71,520	150,479	—	221,999	Non Investment Grade
LCDX.NA.20	FBCO	7,524,000	2.50%	6/20/18	194,984	76,066	—	271,050	Non Investment Grade
LCDX.NA.21	FBCO	1,300,000	2.50%	12/20/18	51,479	—	(485)	50,994	Non Investment Grade
MCDX.NA.21	CITI	23,000,000	1.00%	12/20/18	(480,870)	121,537	—	(359,333)	Investment Grade
OTC Swaps unrealized appreciation (depreciation)						846,555	(1,746,360)		
Total Credit Default Swaps unrealized appreciation (depreciation)						860,873	(1,746,360)		
Net unrealized appreciation (depreciation)							$ (885,487)		

[a]Posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. The table below summarizes the cash/or securities held as collateral for each applicable counterparty at year end:

Counterparty	Collateral Posted (Received)
BOFA	$ 370,000
CITI	300,000
DBAB	6,290,000
FBCO	90,000
GSCO	2,140,000
JPHQ	830,000
MSCO	140,000
UBSW	(255,471)
Total collateral	$9,904,529

[b]In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

[c]Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

[d]The fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

Annual Report | 105

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Low Duration Total Return Fund

At October 31, 2013, the fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross Currency Swap Contracts

Description	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Receive Fixed semi-annual 4.50% Pay Fixed annual 4.00%	CITI	1/01/16	2,747,819 USD 16,000,000 DKK	$ —	$(166,649)
Receive Fixed semi-annual 2.47% Pay Fixed annual 2.00%	DBAB	1/04/16	2,953,953 USD 17,000,000 DKK	—	(135,088)
Receive Float quarterly 3 month USD BBA LIBOR + 1.825% Pay Fixed annual 2.75%	CITI	3/23/18	6,760,000 USD 5,000,000 EUR	110,327	—
Unrealized appreciation (depreciation)				110,327	(301,737)
Net unrealized appreciation (depreciation)					$(191,410)

See Abbreviations on page 181.

Franklin Investors Securities Trust

Financial Highlights

Franklin Total Return Fund

Class A	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.53	$10.32	$10.33	$ 9.65	$8.60
Income from investment operations[a]:					
Net investment income	0.236	0.297	0.353	0.401	0.480
Net realized and unrealized gains (losses)	(0.205)	0.472	0.074	0.710	1.190
Total from investment operations	0.031	0.769	0.427	1.111	1.670
Less distributions from:					
Net investment income and net foreign currency gains	(0.351)	(0.447)	(0.380)	(0.431)	(0.620)
Net realized gains	(0.160)	(0.112)	(0.057)	—	—
Total distributions	(0.511)	(0.559)	(0.437)	(0.431)	(0.620)
Net asset value, end of year	$10.05	$10.53	$10.32	$10.33	$9.65
Total return[b]	0.30%	7.74%	4.26%	11.81%	20.25%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	0.91%	0.92%	0.93%	0.95%	1.01%
Expenses net of waiver and payments by affiliates	0.88%[c]	0.88%	0.88%[c]	0.87%[c]	0.85%[c]
Net investment income	2.36%	2.69%	3.45%	4.14%	4.75%
Supplemental data					
Net assets, end of year (000's)	$3,019,228	$3,134,211	$2,245,312	$1,867,411	$1,244,157
Portfolio turnover rate	371.54%	314.62%	255.55%	131.91%	187.73%
Portfolio turnover rate excluding mortgage dollar rolls[d]	156.49%	122.04%	98.96%	53.26%	59.67%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[c]Benefit of expense reduction rounds to less than 0.01%.

[d]See Note 1(h) regarding mortgage dollar rolls.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Total Return Fund

Class C	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.51	$10.31	$10.32	$ 9.65	$8.60
Income from investment operations[a]:					
Net investment income	0.174	0.253	0.313	0.357	0.473
Net realized and unrealized gains (losses)	(0.182)	0.467	0.076	0.706	1.163
Total from investment operations	(0.008)	0.720	0.389	1.063	1.636
Less distributions from:					
Net investment income and net foreign currency gains	(0.312)	(0.408)	(0.342)	(0.393)	(0.586)
Net realized gains	(0.160)	(0.112)	(0.057)	—	—
Total distributions	(0.472)	(0.520)	(0.399)	(0.393)	(0.586)
Net asset value, end of year	$10.03	$10.51	$10.31	$10.32	$9.65
Total return[b]	(0.08)%	7.25%	3.88%	11.40%	19.67%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.31%	1.32%	1.33%	1.35%	1.41%
Expenses net of waiver and payments by affiliates	1.28%[c]	1.28%	1.28%[c]	1.27%[c]	1.25%[c]
Net investment income	1.96%	2.29%	3.05%	3.74%	4.35%
Supplemental data					
Net assets, end of year (000's)	$455,720	$571,206	$394,777	$366,888	$237,596
Portfolio turnover rate	371.54%	314.62%	255.55%	131.91%	187.73%
Portfolio turnover rate excluding mortgage dollar rolls[d]	156.49%	122.04%	98.96%	53.26%	59.67%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[c]Benefit of expense reduction rounds to less than 0.01%.

[d]See Note 1(h) regarding mortgage dollar rolls.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Total Return Fund

Class R	Year Ended October 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.52	$10.32	$10.33	$ 9.65	$8.60
Income from investment operations[a]:					
Net investment income	0.204	0.255	0.330	0.390	0.425
Net realized and unrealized gains (losses)	(0.197)	0.480	0.073	0.698	1.224
Total from investment operations	0.007	0.735	0.403	1.088	1.649
Less distributions from:					
Net investment income and net foreign currency gains	(0.327)	(0.423)	(0.356)	(0.408)	(0.599)
Net realized gains	(0.160)	(0.112)	(0.057)	—	—
Total distributions	(0.487)	(0.535)	(0.413)	(0.408)	(0.599)
Net asset value, end of year	$10.04	$10.52	$10.32	$10.33	$9.65
Total return	0.06%	7.39%	4.02%	11.55%	19.97%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.16%	1.17%	1.18%	1.20%	1.26%
Expenses net of waiver and payments by affiliates	1.13%[b]	1.13%	1.13%[b]	1.12%[b]	1.10%[b]
Net investment income	2.11%	2.44%	3.20%	3.89%	4.50%
Supplemental data					
Net assets, end of year (000's)	$65,601	$87,235	$84,708	$86,750	$85,024
Portfolio turnover rate	371.54%	314.62%	255.55%	131.91%	187.73%
Portfolio turnover rate excluding mortgage dollar rolls[c]	156.49%	122.04%	98.96%	53.26%	59.67%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Benefit of expense reduction rounds to less than 0.01%.

[c]See Note 1(h) regarding mortgage dollar rolls.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Total Return Fund

Class R6	Period Ended October 31, 2013[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$10.44
Income from investment operations[b]:	
Net investment income	0.145
Net realized and unrealized gains (losses)	(0.348)
Total from investment operations	(0.203)
Less distributions from net investment income	(0.167)
Net asset value, end of period	$10.07
Total return[c]	(1.92)%
Ratios to average net assets[d]	
Expenses before waiver and payments by affiliates	0.50%
Expenses net of waiver and payments by affiliates[e]	0.49%
Net investment income	2.75%
Supplemental data	
Net assets, end of period (000's)	$329,806
Portfolio turnover rate	371.54%
Portfolio turnover rate excluding mortgage dollar rolls[f]	156.49%

[a]For the period May 1, 2013 (effective date) to October 31, 2013.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Total return is not annualized for periods less than one year.
[d]Ratios are annualized for periods less than one year.
[e]Benefit of expense reduction rounds to less than 0.01%.
[f]See Note 1(h) regarding mortgage dollar rolls.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Total Return Fund

Advisor Class	2013	2012	2011	2010	2009
	Year Ended October 31,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.55	$10.34	$10.35	$ 9.67	$8.61
Income from investment operations[a]:					
Net investment income	0.242	0.319	0.380	0.431	0.517
Net realized and unrealized gains (losses)	(0.186)	0.474	0.071	0.705	1.186
Total from investment operations	0.056	0.793	0.451	1.136	1.703
Less distributions from:					
Net investment income and net foreign currency gains	(0.376)	(0.471)	(0.404)	(0.456)	(0.643)
Net realized gains	(0.160)	(0.112)	(0.057)	—	—
Total distributions	(0.536)	(0.583)	(0.461)	(0.456)	(0.643)
Net asset value, end of year	$10.07	$10.55	$10.34	$10.35	$9.67
Total return	0.54%	7.98%	4.50%	12.17%	20.52%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	0.66%	0.67%	0.68%	0.70%	0.76%
Expenses net of waiver and payments by affiliates	0.63%[b]	0.63%	0.63%[b]	0.62%[b]	0.60%[b]
Net investment income	2.61%	2.94%	3.70%	4.39%	5.00%
Supplemental data					
Net assets, end of year (000's)	$1,148,451	$1,482,994	$1,158,243	$972,218	$668,955
Portfolio turnover rate	371.54%	314.62%	255.55%	131.91%	187.73%
Portfolio turnover rate excluding mortgage dollar rolls[c]	156.49%	122.04%	98.96%	53.26%	59.67%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Benefit of expense reduction rounds to less than 0.01%.

[c]See Note 1(h) regarding mortgage dollar rolls.

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013

Franklin Total Return Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 0.1%			
Automobiles & Components 0.0%[†]			
[a]General Motors Co.	United States	4,432	$ 163,763
[a]General Motors Co., wts., 7/10/16	United States	4,030	112,034
[a]General Motors Co., wts., 7/10/19	United States	4,030	78,907
[a]Motors Liquidation Co., GUC Trust, Escrow Account	United States	1,113	40,402
			395,106
Consumer Durables & Apparel 0.0%			
[a,b]Comfort Co. Inc., Escrow Account	United States	716	—
Consumer Services 0.1%			
[a,c,d]Turtle Bay Resort	United States	1,550,568	1,426,522
Materials 0.0%[†]			
[a,b]NewPage Corp., Litigation Trust	United States	2,500,000	—
[a]NewPage Holdings Inc.	United States	10,000	885,000
			885,000
Total Common Stocks and Other Equity Interests (Cost $5,006,075)			2,706,628
Convertible Preferred Stocks (Cost $2,307) 0.0%[†]			
Automobiles & Components 0.0%[†]			
[a]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	435
Preferred Stocks 0.4%			
Banks 0.3%			
U.S. Bancorp, 6.00%, pfd., G	United States	640,000	17,388,800
Diversified Financials 0.1%			
Citigroup Capital XIII, 8.75%, pfd.	United States	93,000	2,557,500
GMAC Capital Trust I, 8.125%, pfd.	United States	30,800	827,288
			3,384,788
Total Preferred Stocks (Cost $19,095,000)			20,773,588
		Principal Amount*	
Corporate Bonds 38.0%			
Automobiles & Components 0.4%			
Ford Motor Credit Co. LLC, senior note,			
5.00%, 5/15/18	United States	3,000,000	3,326,961
8.125%, 1/15/20	United States	5,000,000	6,346,440
5.75%, 2/01/21	United States	1,000,000	1,141,195
5.875%, 8/02/21	United States	1,175,000	1,347,832
[e]General Motors Co., senior bond, 144A, 4.875%, 10/02/23	United States	4,000,000	4,070,000
[e]Hyundai Capital America, senior note, 144A, 4.00%, 6/08/17	South Korea	4,400,000	4,684,218
			20,916,646

112 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Banks 5.2%			
AIB Mortgage Bank, secured note,			
4.875%, 6/29/17	Ireland	19,500,000 EUR	$ 28,914,865
3.125%, 9/10/18	Ireland	9,400,000 EUR	13,096,422
[e]Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil	8,500,000	8,593,500
[f]Banco Popolare SpA, senior note, Reg S, 4.75%, 3/31/16	Italy	9,700,000 EUR	13,860,886
Bank of Ireland Mortgage Bank, secured note,			
2.75%, 3/22/18	Ireland	5,000,000 EUR	6,894,109
[g]FRN, 3.25%, 6/22/16	Ireland	12,000,000 EUR	16,822,964
Barclays Bank PLC, senior note, 5.125%, 1/08/20	United Kingdom	8,000,000	9,007,640
BB&T Corp.,			
senior note, 6.85%, 4/30/19	United States	6,800,000	8,333,992
sub. note, 3.95%, 3/22/22	United States	10,000,000	10,088,890
CIT Group Inc., senior note,			
5.00%, 5/15/17	United States	22,500,000	24,300,000
5.375%, 5/15/20	United States	1,700,000	1,829,625
5.00%, 8/15/22	United States	6,000,000	6,101,526
Discover Bank, sub. note, 8.70%, 11/18/19	United States	948,000	1,210,998
Fifth Third Capital Trust IV, junior sub. note, 6.50% to 4/15/17, FRN thereafter, 4/15/67	United States	3,000,000	2,973,750
[e]HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	7,500,000	7,758,562
HSBC Holdings PLC, sub. note, 6.50%, 9/15/37	United Kingdom	3,000,000	3,563,967
[f]HSBK (Europe) BV, senior note, Reg S, 7.25%, 5/03/17	Kazakhstan	3,850,000	4,122,311
[e,g]ING Bank NV, senior note, 144A, FRN, 1.891%, 9/25/15	Netherlands	14,000,000	14,286,650
Nykredit Realkredit AS, secured note,			
2.00%, 1/01/16	Denmark	90,000,000 DKK	16,928,435
4.00%, 1/01/16	Denmark	45,000,000 DKK	8,817,883
Realkredit Danmark AS, secured note, 10S, 4.00%, 1/01/16	Denmark	45,000,000 DKK	8,815,958
Regions Financial Corp., senior note, 7.75%, 11/10/14	United States	1,269,000	1,353,406
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,100,000	1,141,250
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	6,000,000 EUR	9,181,440
[e]Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000	9,670,700
SVB Financial Group, senior note, 5.375%, 9/15/20	United States	6,000,000	6,650,880
[g,h]Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	15,600,000	14,664,000
			258,984,609
Capital Goods 0.8%			
[e]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	4,000,000	4,230,000
General Electric Co., senior note, 2.70%, 10/09/22	United States	7,600,000	7,304,672

Annual Report | 113

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Capital Goods (continued)			
NBCUniversal Media LLC, senior bond, 2.875%, 1/15/23	United States	16,200,000	$ 15,652,650
[e]Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	14,000,000	13,547,030
			40,734,352
Consumer Durables & Apparel 1.1%			
Centex Corp., senior note, 6.50%, 5/01/16	United States	19,795,000	22,269,375
D.R. Horton Inc., senior bond, 5.625%, 1/15/16	United States	7,000,000	7,568,750
Lennar Corp., senior note, 5.60%, 5/31/15	United States	7,692,000	8,191,980
The Ryland Group Inc., senior note, 5.375%, 1/15/15	United States	4,750,000	4,963,750
Toll Brothers Finance Corp., senior note,			
4.95%, 3/15/14	United States	6,923,000	7,026,845
5.15%, 5/15/15	United States	2,010,000	2,120,550
[d]Visant Corp., senior note, 10.00%, 10/01/17	United States	3,000,000	2,775,000
			54,916,250
Consumer Services 0.3%			
Caesars Entertainment Operating Co. Inc., first lien, 9.00%, 2/15/20	United States	3,000,000	2,827,500
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	4,500,000	4,500,000
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	4,000,000	4,330,000
6.75%, 10/01/20	United States	400,000	437,000
Yum! Brands Inc., senior note, 5.30%, 9/15/19	United States	3,000,000	3,364,359
			15,458,859
Diversified Financials 5.4%			
Ally Financial Inc., senior note,			
6.25%, 12/01/17	United States	500,000	555,625
7.50%, 9/15/20	United States	7,000,000	8,216,250
American Express Centurion Bank, senior note, 5.95%, 6/12/17	United States	800,000	921,572
[f]American Express Credit Corp., senior note, Reg S, 5.375%, 10/01/14	United States	4,400,000 GBP	7,341,249
Bank of America Corp.,			
[h]pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	8,000,000	8,981,144
senior note, 4.75%, 8/01/15	United States	8,000,000	8,493,976
senior note, 5.625%, 10/14/16	United States	8,400,000	9,420,793
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000	5,727,750
Citigroup Inc.,			
senior note, 5.375%, 8/09/20	United States	2,589,000	2,946,709
senior note, 8.125%, 7/15/39	United States	4,400,000	6,200,550
sub. note, 3.50%, 5/15/23	United States	20,000,000	18,590,820
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000	870,576

114 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)				
Diversified Financials (continued)				
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	10,000,000		$ 9,161,000
Discover Financial Services, senior note, 3.85%, 11/21/22	United States	3,052,000		2,964,698
General Electric Capital Corp., senior note,				
5.625%, 5/01/18	United States	500,000		580,418
6.00%, 8/07/19	United States	8,000,000		9,476,624
A, 8.50%, 4/06/18	United States	135,000,000	MXN	11,708,029
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	800,000		936,000
The Goldman Sachs Group Inc.,				
senior bond, 5.375%, 3/15/20	United States	10,000,000		11,258,530
senior note, 2.375%, 1/22/18	United States	4,700,000		4,730,489
[e]Hutchison Whampoa International 11 Ltd., senior note, 144A, 3.50%, 1/13/17	Hong Kong	9,500,000		9,985,070
International Lease Finance Corp., senior note, 8.25%, 12/15/20	United States	800,000		947,000
Irish Life & Permanent PLC, senior note, 4.00%, 3/10/15	Ireland	10,000,000	EUR	13,967,535
JPMorgan Chase & Co.,				
6.30%, 4/23/19	United States	7,500,000		8,896,080
[h]junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	6,500,000		7,173,056
senior note, 4.375%, 1/30/14	United States	4,700,000	EUR	6,444,881
senior note, 4.25%, 10/15/20	United States	9,000,000		9,610,875
senior note, 3.25%, 9/23/22	United States	11,400,000		11,027,961
JPMorgan Chase Bank NA, sub. note, 6.00%, 10/01/17	United States	3,000,000		3,460,512
[e]KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	5,900,000		6,728,301
Merrill Lynch & Co. Inc., senior note, 6.875%, 4/25/18	United States	12,000,000		14,262,792
Morgan Stanley, senior note,				
6.00%, 4/28/15	United States	2,140,000		2,293,498
5.50%, 1/26/20	United States	10,000,000		11,298,120
[e]Nuveen Investments Inc., senior note, 144A, 9.125%, 10/15/17	United States	4,500,000		4,387,500
[e]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	9,248,076		9,573,534
SLM Corp.,				
5.50%, 1/15/19	United States	1,400,000		1,455,455
senior note, 8.45%, 6/15/18	United States	3,400,000		3,982,250
[e]Temasek Financial I Ltd., senior bond, 144A, 2.375%, 1/23/23	Singapore	9,500,000		8,824,740
Textron Financial Corp., senior note, 5.125%, 8/15/14	United States	5,126,000		5,265,750
				268,667,712
Energy 4.9%				
Anadarko Petroleum Corp., senior note, 6.45%, 9/15/36	United States	2,260,000		2,667,134
Apache Corp., senior bond, 4.25%, 1/15/44	United States	19,800,000		17,998,220
CGG, senior note,				
7.75%, 5/15/17	France	300,000		310,125
6.50%, 6/01/21	France	6,000,000		6,270,000

Annual Report | 115

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
CHC Helicopter SA,			
senior note, 9.375%, 6/01/21	Canada	2,000,000	$ 2,035,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	4,000,000	4,327,500
Chesapeake Energy Corp., senior note,			
6.625%, 8/15/20	United States	6,000,000	6,795,000
6.125%, 2/15/21	United States	500,000	548,750
5.75%, 3/15/23	United States	3,000,000	3,195,000
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000	12,740,560
[e] CNPC HK Overseas Capital Ltd., senior note, 144A, 5.95%, 4/28/41	China	5,700,000	6,325,507
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	8,000,000	9,280,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	6,000,000	6,465,258
Enterprise Products Operating LLC,			
junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	3,500,000	3,871,038
senior note, 3.35%, 3/15/23	United States	17,000,000	16,435,787
[e] Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	5,000,000	5,262,500
[e,j] Gaz Capital SA (OJSC Gazprom), loan participation,			
senior bond, 144A, 6.212%, 11/22/16	Luxembourg	2,800,000	3,088,960
senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000	9,819,350
Hess Corp., 7.125%, 3/15/33	United States	500,000	611,310
Kinder Morgan Energy Partners LP, senior bond, 3.45%, 2/15/23	United States	9,700,000	9,214,360
[e] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	6,000,000	6,561,828
[e] Linn Energy LLC/Finance Corp., senior note, 144A, 6.25%, 11/01/19	United States	7,000,000	7,017,500
[e] LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	19,000,000	18,264,890
National Oilwell Varco Inc., senior bond, 2.60%, 12/01/22	United States	27,000,000	25,520,616
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	9,000,000	9,337,500
[e] Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000	7,734,748
Plains All American Pipeline LP, senior note, 5.75%, 1/15/20	United States	5,000,000	5,749,285
Plains Exploration & Production Co., senior note,			
6.125%, 6/15/19	United States	600,000	656,172
6.625%, 5/01/21	United States	3,500,000	3,818,570
6.75%, 2/01/22	United States	500,000	550,139
6.875%, 2/15/23	United States	1,000,000	1,112,500
[e] Sabine Pass Liquefaction LLC, senior secured note, 144A, 5.625%, 4/15/23	United States	7,000,000	6,895,000
[e] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	7,000,000	7,595,000
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000	645,187

116 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Valero Energy Corp., senior note, 9.375%, 3/15/19	United States	9,000,000	$ 11,757,447
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,900,000	4,883,061
			245,360,802
Food & Staples Retailing 0.8%			
[e]Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	17,000,000	16,384,600
CVS Caremark Corp.,			
2.75%, 12/01/22	United States	9,400,000	8,804,369
senior note, 5.75%, 6/01/17	United States	585,000	671,099
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	1,600,000	1,802,000
Safeway Inc., senior bond, 3.95%, 8/15/20	United States	6,000,000	5,903,760
[e]Sigma Alimentos SA, senior note, 144A, 5.625%, 4/14/18	Mexico	7,200,000	7,848,000
			41,413,828
Food, Beverage & Tobacco 1.6%			
Altria Group Inc.,			
senior bond, 4.00%, 1/31/24	United States	4,000,000	4,021,560
senior note, 9.70%, 11/10/18	United States	2,872,000	3,859,655
[e]Barry Callebaut Services SA, senior note, 144A, 5.50%, 6/15/23	Belgium	1,500,000	1,531,275
Bunge Ltd. Finance Corp.,			
4.10%, 3/15/16	United States	8,000,000	8,447,360
senior note, 5.10%, 7/15/15	United States	680,000	723,483
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	7,000,000	8,181,250
Corn Products International Inc., senior note, 4.625%, 11/01/20	United States	5,000,000	5,325,700
Dean Foods Co., senior note, 7.00%, 6/01/16	United States	13,000,000	14,527,500
[e]Heineken NV, senior bond, 144A, 2.75%, 4/01/23	Netherlands	10,000,000	9,274,350
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	10,000,000	9,960,300
Lorillard Tobacco Co., senior note, 2.30%, 8/21/17	United States	16,000,000	16,172,848
			82,025,281
Health Care Equipment & Services 1.4%			
Baxter International Inc., senior bond, 3.20%, 6/15/23	United States	9,000,000	8,872,326
Coventry Health Care Inc.,			
senior bond, 5.45%, 6/15/21	United States	5,000,000	5,623,675
senior note, 6.30%, 8/15/14	United States	4,750,000	4,955,057
DENTSPLY International Inc., senior note, 4.125%, 8/15/21	United States	15,000,000	15,243,870
Express Scripts Holding Co., senior note, 4.75%, 11/15/21	United States	10,000,000	10,814,510
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	3,600,000	3,789,000
HCA Inc., senior note,			
6.50%, 2/15/16	United States	5,054,000	5,546,765
5.875%, 5/01/23	United States	8,000,000	8,080,000

Annual Report | 117

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Health Care Equipment & Services (continued)			
Medco Health Solutions Inc.,			
7.125%, 3/15/18	United States	4,500,000	$ 5,422,356
senior note, 4.125%, 9/15/20	United States	3,500,000	3,659,730
			72,007,289
Household & Personal Products 0.4%			
Avon Products Inc., senior bond, 5.00%, 3/15/23	United States	12,000,000	12,293,412
Energizer Holdings Inc., senior note, 4.70%, 5/24/22	United States	5,000,000	5,086,655
			17,380,067
Insurance 1.9%			
Aflac Inc.,			
senior bond, 3.625%, 6/15/23	United States	17,500,000	17,332,998
senior note, 8.50%, 5/15/19	United States	6,000,000	7,814,388
The Allstate Corp.,			
junior sub. note, 5.75% to 8/14/23, FRN thereafter, 8/15/53	United States	4,750,000	4,865,781
senior bond, 3.15%, 6/15/23	United States	4,000,000	3,926,952
CNA Financial Corp., senior note, 5.85%, 12/15/14	United States	10,000,000	10,542,230
ᵉLiberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000	12,704,028
Lincoln National Corp., junior sub. deb., 6.05% to 4/20/17, FRN thereafter, 4/20/67	United States	7,200,000	7,182,000
MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	4,000,000	4,185,000
ᵉMitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN thereafter, 3/15/72	Japan	3,400,000	3,824,167
Prudential Financial Inc.,			
junior sub. note, 5.875%, 9/15/42	United States	7,000,000	7,140,000
senior note, 4.50%, 11/16/21	United States	8,800,000	9,530,673
Reinsurance Group of America Inc., senior note, 6.45%, 11/15/19	United States	5,700,000	6,703,901
			95,752,118
Materials 3.0%			
ᵉAlpek SA de CV, senior note, 144A, 4.50%, 11/20/22	Mexico	10,500,000	10,141,373
ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	8,000,000	8,397,720
ᵉCemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	2,000,000	2,255,000
ᵉCemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	4,000,000	4,367,500
ᵉFMG Resources (August 2006) Pty. Ltd., senior note, 144A,			
8.25%, 11/01/19	Australia	1,000,000	1,115,000
6.875%, 4/01/22	Australia	7,000,000	7,472,500
Freeport-McMoRan Copper & Gold Inc., senior bond, 3.875%, 3/15/23	United States	6,500,000	6,161,734

118 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Materials (continued)			
ᵃGlencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	United States	15,000,000	$ 14,281,155
ᵃIneos Finance PLC, senior secured note, 144A,			
8.375%, 2/15/19	United Kingdom	300,000	336,000
7.50%, 5/01/20	United Kingdom	1,000,000	1,100,000
ᵃIneos Group Holdings SA,			
secured note, second lien, 144A, 7.875%, 2/15/16	Switzerland	673,657 EUR	928,194
senior note, 144A, 6.50%, 8/15/18	Switzerland	2,500,000 EUR	3,399,322
ᵃKerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	2,500,000 EUR	3,618,122
LYB International Finance BV, senior note, 4.00%, 7/15/23	Netherlands	6,600,000	6,643,197
Lyondellbasell Industries NV, senior note, 5.75%, 4/15/24	United States	11,800,000	13,533,632
ᵃPTT Global Chemical PCL, senior bond, 144A, 4.25%, 9/19/22	Thailand	4,600,000	4,495,120
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000	5,585,474
Reynolds Group Issuer Inc./LLC/SA,			
first lien, 5.75%, 10/15/20	United States	900,000	933,750
senior note, 8.50%, 5/15/18	United States	3,000,000	3,195,000
senior note, 9.00%, 4/15/19	United States	200,000	215,000
senior note, 8.25%, 2/15/21	United States	4,000,000	4,180,000
senior secured note, 7.125%, 4/15/19	United States	2,500,000	2,681,250
RPM International Inc.,			
6.25%, 12/15/13	United States	13,000,000	13,078,780
6.50%, 2/15/18	United States	5,000,000	5,724,930
ᵃRPM U.K. GP, 144A, 6.70%, 11/01/15	United States	1,000,000	1,092,792
ᵃSealed Air Corp., senior note, 144A, 6.50%, 12/01/20	United States	6,000,000	6,547,500
Tenneco Packaging Inc., senior note, 8.125%, 6/15/17	United States	12,000,000	12,780,000
ᵃXstrata Finance Canada Ltd., senior note, 144A, 4.95%, 11/15/21	Canada	7,000,000	7,161,035
			151,421,080
Media 1.7%			
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,			
7.25%, 10/30/17	United States	500,000	530,000
8.125%, 4/30/20	United States	1,000,000	1,100,000
6.50%, 4/30/21	United States	1,000,000	1,045,000
Clear Channel Communications Inc.,			
senior secured bond, first lien, 9.00%, 3/01/21	United States	7,000,000	7,087,500
senior secured note, first lien, 9.00%, 12/15/19	United States	141,000	143,820
Clear Channel Worldwide Holdings Inc.,			
senior note, 6.50%, 11/15/22	United States	1,500,000	1,582,500
senior sub. note, 7.625%, 3/15/20	United States	1,500,000	1,608,750
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.,			
senior note, 3.80%, 3/15/22	United States	20,000,000	19,202,800

Annual Report | 119

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Media (continued)			
DISH DBS Corp.,			
senior bond, 5.00%, 3/15/23	United States	3,000,000	$ 2,883,750
senior note, 7.75%, 5/31/15	United States	500,000	548,125
senior note, 7.125%, 2/01/16	United States	2,500,000	2,768,750
senior note, 6.75%, 6/01/21	United States	3,000,000	3,262,500
The New York Times Co., senior note, 6.625%, 12/15/16	United States	11,700,000	13,023,562
News America Inc.,			
3.00%, 9/15/22	United States	13,400,000	12,810,253
senior bond, 7.90%, 12/01/95	United States	500,000	583,482
senior deb., 7.25%, 5/18/18	United States	2,000,000	2,452,894
senior note, 6.90%, 8/15/39	United States	1,800,000	2,177,464
Time Warner Cable Inc., senior bond, 7.30%, 7/01/38	United States	625,000	631,708
Time Warner Inc.,			
7.70%, 5/01/32	United States	550,000	704,742
6.10%, 7/15/40	United States	8,600,000	9,516,674
Viacom Inc., senior bond, 4.25%, 9/01/23	United States	1,000,000	1,023,390
			84,687,664
Pharmaceuticals, Biotechnology & Life Sciences 1.5%			
AbbVie Inc., senior note, 2.90%, 11/06/22	United States	15,000,000	14,339,520
Actavis Inc., senior note, 3.25%, 10/01/22	United States	5,000,000	4,766,865
Gilead Sciences Inc., senior note, 4.50%, 4/01/21	United States	14,100,000	15,354,294
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000	13,758,188
Teva Pharmaceutical Finance IV BV, senior note, 3.65%, 11/10/21	Israel	10,000,000	9,962,980
[a]Zoetis Inc., senior bond, 144A, 3.25%, 2/01/23	United States	20,000,000	19,188,540
			77,370,387
Real Estate 1.4%			
American Tower Corp., senior bond,			
3.50%, 1/31/23	United States	17,700,000	16,343,454
5.00%, 2/15/24	United States	4,400,000	4,526,685
Digital Realty Trust LP, 5.875%, 2/01/20	United States	6,400,000	7,017,933
ERP Operating LP, 5.75%, 6/15/17	United States	2,000,000	2,269,534
Health Care REIT Inc., senior note, 4.125%, 4/01/19	United States	13,000,000	13,827,463
Healthcare Realty Trust Inc., senior note, 6.50%, 1/17/17	United States	5,000,000	5,635,410
Kimco Realty Corp., senior note, 6.875%, 10/01/19	United States	5,000,000	6,085,810
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000	16,211,797
			71,918,086
Retailing 0.1%			
[a]Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	3,500,000 EUR	4,821,028
[a]Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,500,000	1,497,308
			6,318,336

120 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Semiconductors & Semiconductor Equipment 0.6%			
Freescale Semiconductor Inc.,			
senior note, 8.05%, 2/01/20	United States	3,000,000	$ 3,247,500
senior note, 10.75%, 8/01/20	United States	2,380,000	2,719,150
[e]senior secured note, 144A, 9.25%, 4/15/18	United States	966,000	1,049,318
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000	20,649,024
			27,664,992
Software & Services 0.3%			
[e]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	7,000,000	7,490,000
Symantec Corp., senior note, 2.75%, 6/15/17	United States	9,433,000	9,659,005
			17,149,005
Technology Hardware & Equipment 0.2%			
Apple Inc., senior note, 2.40%, 5/03/23	United States	4,600,000	4,210,454
Juniper Networks Inc., senior note, 4.60%, 3/15/21	United States	5,000,000	5,159,245
			9,369,699
Telecommunication Services 2.4%			
Cellco Partnership/Verizon Wireless Capital LLC, senior note, 8.50%, 11/15/18	United States	6,300,000	8,112,447
CenturyLink Inc., senior note, 5.80%, 3/15/22	United States	10,000,000	9,950,000
Embarq Corp., senior note, 7.082%, 6/01/16	United States	22,500,000	25,247,588
Frontier Communications Corp., senior note,			
8.50%, 4/15/20	United States	2,000,000	2,295,000
8.75%, 4/15/22	United States	3,000,000	3,442,500
7.125%, 1/15/23	United States	2,000,000	2,095,000
GTE Corp., senior bond, 6.84%, 4/15/18	United States	750,000	887,053
Intelsat Jackson Holdings SA,			
6.625%, 12/15/22	Luxembourg	5,000,000	5,100,000
senior note, 7.25%, 10/15/20	Luxembourg	2,400,000	2,616,000
senior note, 7.50%, 4/01/21	Luxembourg	1,000,000	1,095,000
[e]Nokia Siemens Networks Finance BV, senior note, 144A, 7.125%, 4/15/20	Netherlands	3,000,000 EUR	4,646,735
Sprint Nextel Corp., senior note,			
6.00%, 11/15/22	United States	9,000,000	8,910,000
[e]144A, 7.00%, 3/01/20	United States	3,000,000	3,345,000
Telefonica Emisiones SAU, senior note,			
4.949%, 1/15/15	Spain	1,500,000	1,567,524
4.57%, 4/27/23	Spain	9,000,000	8,972,190
Time Warner Entertainment Co. LP, senior bond, 8.375%, 3/15/23	United States	800,000	940,535
Verizon Communications Inc., senior bond, 6.40%, 9/15/33	United States	18,800,000	21,332,153
Verizon New York Inc., senior deb., B, 7.375%, 4/01/32	United States	1,000,000	1,164,792

Annual Report | 121

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services (continued)			
[e]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	3,500,000	$ 3,723,125
[e,i]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	2,296,001 EUR	3,052,165
			118,494,807
Transportation 0.2%			
[e]Aviation Capital Group, 144A, 7.125%, 10/15/20	United States	6,000,000	6,664,392
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	188,324	217,768
[e]DP World Ltd., 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000	3,889,625
Union Pacific Railroad Co. 1998 Pass Trust, 98-B, 6.85%, 1/02/19	United States	498,973	555,247
Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%, 1/02/29	United States	231,941	258,157
			11,585,189
Utilities 2.4%			
Baltimore Gas & Electric Co., senior bond, 3.35%, 7/01/23	United States	9,500,000	9,365,527
Dominion Resources Inc., senior note, 8.875%, 1/15/19	United States	3,650,000	4,730,670
[e,h]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000	23,634,624
[e]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,429,025
Georgia Power Co., senior note, 4.30%, 3/15/42	United States	9,000,000	8,286,489
[e]Korea East West Power Co. Ltd., senior note, 144A, 2.50%, 7/16/17	South Korea	6,800,000	6,852,530
[e]Korea Hydro & Nuclear Power Co. Ltd., senior note, 144A, 3.00%, 9/19/22	South Korea	7,200,000	6,762,161
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000	2,552,878
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	339,063	356,720
Pacific Gas & Electric Co.,			
4.45%, 4/15/42	United States	10,000,000	9,320,220
senior bond, 3.25%, 6/15/23	United States	9,500,000	9,153,829
Sempra Energy, senior note, 2.875%, 10/01/22	United States	18,800,000	17,572,398
[e]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 3.125%, 5/22/23	China	10,400,000	9,828,988
[e]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	7,000,000	5,022,500
			118,868,559
Total Corporate Bonds (Cost $1,848,188,659)			1,908,465,617

122 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
[g,k] **Senior Floating Rate Interests 4.8%**			
Automobiles & Components 0.0%[†]			
August Luxuk Holding Co., Lux Second Lien, 10.50%, 4/27/19	Luxembourg	63,563	$ 64,834
August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%, 4/27/19	United States	20,813	21,229
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 10.50%, 1/29/18	United States	481,760	470,920
			556,983
Capital Goods 0.3%			
Accudyne Industries LLC (Silver II U.S. Holdings/Hamilton), 2013 Specified Refinancing Term Loan, 4.00%, 12/13/19	United States	2,892,542	2,890,893
Air Distribution Technologies (Tomkins Air Distribution), Second Lien Initial Loan, 9.25%, 5/09/20	United States	33,600	34,020
[l] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	15,682	15,682
Quikrete Holdings, First Lien Initial Loan, Inc., 4.00%, 9/26/20	United States	2,626,700	2,641,231
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	156,142	155,231
Terex Corp., U.S. Term Loan, 4.50%, 4/28/17	United States	4,321,691	4,346,000
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	3,644,436	3,654,167
Wesco Distribution Inc., Tranche B-1 Loan, 4.50%, 12/12/19	United States	1,928,756	1,943,704
			15,680,928
Commercial & Professional Services 0.2%			
Altegrity Inc., Tranche D Term Loan, 7.75%, 2/21/15	United States	821,011	814,853
ARAMARK Corp.,			
Extended Synthetic L/C, 3.529%, 7/26/16	United States	198,027	198,683
Synthetic L/C-3, 3.529%, 7/26/16	United States	89,844	90,214
Term Loan B Extended, 3.668% - 3.748%, 7/26/16	United States	2,444,046	2,452,153
U.S. Term C Loan, 3.748%, 7/26/16	United States	1,115,060	1,119,648
U.S. Term D Loan, 4.00%, 8/22/19	United States	1,590,000	1,596,948
EnviroSolutions Real Property Holdings, Second Lien Term Loan, 8.00%, 7/29/14	United States	286,999	287,717
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	4,851,257	4,860,353
Pacific Industrial Services US Finco LLC (Spotless), Second Lien Initial Term Loan, 8.75%, 4/02/19	United States	7,300	7,414
			11,427,983
Consumer Services 0.3%			
Caesars Entertainment Operating Co. Inc., Term Loan B-4, 9.50%, 10/31/16	United States	2,328,271	2,332,274
[m] Hilton Worldwide Finance LLC, Initial Term Loan, 5.25%, 10/25/20	United States	3,610,246	3,635,294
[d,j] Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 3/01/15	United States	3,890,995	3,589,443

Annual Report | 123

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
[g,k] **Senior Floating Rate Interests (continued)**			
Consumer Services (continued)			
Weight Watchers International Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20	United States	6,722,071	$ 6,185,353
			15,742,364
Diversified Financials 0.2%			
Asurion LLC, Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	741,830	742,466
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan, 4.25%, 7/22/20	United States	1,678,147	1,688,216
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	6,555,973	6,599,000
			9,029,682
Energy 0.3%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	7,607,305	7,392,163
Bennu Oil & Gas LLC, Second Lien Loans, 11.25%, 11/01/18	United States	85,900	85,041
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18	Luxembourg	6,376,723	6,423,751
			13,900,955
Food & Staples Retailing 0.0%[†]			
AdvancePierre Foods Inc.,			
Loans, 5.75%, 7/10/17	United States	1,262,053	1,270,900
Second Lien Term Loan, 9.50%, 10/10/17	United States	226,800	230,486
			1,501,386
Food, Beverage & Tobacco 0.2%			
Allflex Holdings III Inc., Second Lien Initial Term Loan, 8.00%, 7/17/21	United States	180,000	182,925
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	8,365,809	8,389,861
			8,572,786
Health Care Equipment & Services 0.4%			
Ardent Medical Services Inc., Second Lien Term Loan, 11.00%, 1/02/19	United States	140,900	144,246
Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	550,000	553,438
Community Health Systems Inc., New Extended Term Loan, 3.748% - 3.761%, 1/25/17	United States	9,119,139	9,163,467
DaVita HealthCare Partners Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	3,582,790	3,609,102
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	3,831,447	3,857,447
			17,327,700
Household & Personal Products 0.1%			
[m] FGI Operating Co. LLC (Freedom Group), Term B Loans, 6.50%, 4/19/19	United States	2,029,085	2,045,571
Otter Products LLC, Loans, 6.50%, 4/29/19	United States	1,197,593	1,204,322
			3,249,893

124 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
g,k **Senior Floating Rate Interests (continued)**			
Materials 1.1%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	2,220,358	$ 2,234,697
Arysta Lifescience SPC LLC,			
Initial Term Loan, 4.50%, 5/29/20	United States	6,558,744	6,602,412
Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	856,298	863,512
m Axalta Coating Systems U.S. Holdings Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	7,056,440	7,139,134
Exopack Holdings SA, USD Term Loan, 6.50%, 4/08/19	Luxembourg	1,812,297	1,840,614
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	1,696,026	1,702,867
Ineos U.S. Finance LLC, Dollar Term Loan, 4.00%, 5/04/18	United States	3,984,161	4,002,214
MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	795,153	798,731
OCI Beaumont LLC, Term B-2 Loans, 6.25%, 8/20/19	United States	626,296	635,691
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	5,213,538	5,264,047
OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	322,548	326,479
Pact Group (USA) LLC, Term Loans, 3.75%, 5/29/20	United States	1,078,258	1,072,193
m Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	9,084,031	9,168,631
Road Infrastructure Investment LLC (Ennis Flint), Second Lien Term Loan, 10.25%, 9/30/18	United States	762,071	771,597
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	5,168,382	5,218,128
Walter Energy Inc., B Term Loan, 6.75%, 4/01/18	United States	5,117,838	5,026,449
			52,667,396
Media 0.1%			
Entravision Communications Corp., Tranche B Term Loans, 3.50%, 5/31/20	United States	1,287,500	1,269,797
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	1,316,298	1,323,702
NEP/NCP Holdco Inc., Second Lien Term Loan, 9.50%, 7/22/20	United States	146,822	151,655
UPC Financing Partnership, Facility AF, 4.00%, 1/31/21	Netherlands	871,000	878,077
WMG Acquisition Corp., Tranche B Term Loan, 3.75%, 7/01/20	United States	1,041,700	1,042,514
			4,665,745
Pharmaceuticals, Biotechnology & Life Sciences 0.1%			
Aptalis Pharma Inc. (Axcan), Term B Loans, 6.00%, 10/04/20	United States	2,196,700	2,215,005
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	1,023,719	1,028,065
Valeant Pharmaceuticals International Inc., Series E Tranche B Term Loan, 4.50%, 8/05/20	Canada	2,343,867	2,377,853
			5,620,923

Annual Report | 125

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
[g,k]**Senior Floating Rate Interests (continued)**			
Retailing 0.7%			
BJ's Wholesale Club Inc.,			
2013 Replacement Loans, 4.25%, 9/26/19	United States	8,194,238	$ 8,210,536
Second Lien Term Loan, 9.75%, 3/26/20	United States	672,512	688,344
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	4,103,895	4,121,849
[m]Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	2,634,479	2,668,398
[m]Hudson's Bay Co., Initial Term Loan, 6.00%, 11/04/20	Canada	6,284,939	6,376,071
[m]The Neiman Marcus Group Ltd. Inc., Term Loan, 6.25%, 10/25/20	United States	444,400	447,826
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	5,017,042	5,038,991
[m]Sears Roebuck Acceptance Corp., Term Loan, 5.50%, 6/30/18	United States	9,195,132	9,250,689
			36,802,704
Software & Services 0.3%			
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	9,916,039	10,029,657
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	6,699,055	6,735,062
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	467,548	477,366
Websense Inc., Second Lien Term Loan, 8.25%, 12/24/20	United States	50,000	50,250
			17,292,335
Technology Hardware & Equipment 0.2%			
[m]Dell International LLC, Term B Loan, 5.75%, 4/29/20	United States	10,963,244	10,913,230
Telecommunication Services 0.2%			
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%, 4/02/18	Luxembourg	11,362,806	11,439,914
Transportation 0.1%			
Evergreen International Aviation Inc., First Lien Term Loan, 5.00%, 6/30/15	United States	18,837	18,461
Global Tip Finance BV/Finance America LLC, Facility C Commitment, 6.50%, 10/16/20	United States	2,590,000	2,525,250
[m]YRC Worldwide Inc., U.S. Tranche Term Loan, 8.75%, 3/21/15	United States	1,000,000	993,533
			3,537,244
Total Senior Floating Rate Interests (Cost $238,528,949)			239,930,151
Foreign Government and Agency Securities 8.0%			
The Export-Import Bank of Korea, senior note,			
1.25%, 11/20/15	South Korea	5,000,000	5,014,325
4.00%, 1/29/21	South Korea	6,500,000	6,789,185
[f]Government of Ghana, Reg S, 8.50%, 10/04/17	Ghana	300,000	328,763

126 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of Hungary,			
7.75%, 8/24/15	Hungary	28,900,000 HUF	$ 141,783
5.50%, 12/22/16	Hungary	292,050,000 HUF	1,389,361
A, 8.00%, 2/12/15	Hungary	91,860,000 HUF	444,729
A, 6.75%, 11/24/17	Hungary	27,960,000 HUF	139,267
A, 5.50%, 12/20/18	Hungary	205,390,000 HUF	979,223
[f]Reg S, 6.75%, 7/28/14	Hungary	1,400,000 EUR	1,974,799
[f]Reg S, 6.00%, 1/11/19	Hungary	1,820,000 EUR	2,675,365
[f]senior note, Reg S, 3.50%, 7/18/16	Hungary	115,000 EUR	158,850
[f]senior note, Reg S, 4.375%, 7/04/17	Hungary	215,000 EUR	300,061
[f]senior note, Reg S, 5.75%, 6/11/18	Hungary	695,000 EUR	1,009,840
[f]senior note, Reg S, 3.875%, 2/24/20	Hungary	285,000 EUR	377,969
[a]Government of Iceland, 144A, 5.875%, 5/11/22	Iceland	2,640,000	2,760,450
Government of Indonesia, FR20, 14.275%, 12/15/13	Indonesia	21,789,000,000 IDR	1,952,636
Government of Ireland,			
5.90%, 10/18/19	Ireland	1,522,000 EUR	2,403,637
4.50%, 4/18/20	Ireland	3,243,000 EUR	4,757,900
5.00%, 10/18/20	Ireland	2,107,000 EUR	3,177,507
senior bond, 4.50%, 10/18/18	Ireland	269,000 EUR	400,944
senior bond, 4.40%, 6/18/19	Ireland	739,000 EUR	1,091,524
senior bond, 5.40%, 3/13/25	Ireland	10,374,640 EUR	15,988,677
[a]Government of Lithuania, 144A,			
6.75%, 1/15/15	Lithuania	3,720,000	3,959,475
7.375%, 2/11/20	Lithuania	4,670,000	5,694,505
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	65,965,000 MYR	20,896,999
3.741%, 2/27/15	Malaysia	12,965,000 MYR	4,130,080
3.835%, 8/12/15	Malaysia	16,200,000 MYR	5,183,100
4.72%, 9/30/15	Malaysia	1,720,000 MYR	559,693
3.197%, 10/15/15	Malaysia	14,200,000 MYR	4,494,374
senior bond, 5.094%, 4/30/14	Malaysia	20,265,000 MYR	6,462,574
Government of Mexico,			
8.00%, 12/19/13	Mexico	1,132,300[m] MXN	8,740,534
7.00%, 6/19/14	Mexico	970,800[m] MXN	7,611,659
9.50%, 12/18/14	Mexico	1,828,490[m] MXN	14,947,508
6.00%, 6/18/15	Mexico	43,520[m] MXN	346,089
8.00%, 12/17/15	Mexico	2,335,540[m] MXN	19,428,868
6.25%, 6/16/16	Mexico	373,480[m] MXN	3,013,192
7.25%, 12/15/16	Mexico	174,390[m] MXN	1,449,202
Government of Peru, senior bond, 7.84%, 8/12/20	Peru	4,279,000 PEN	1,802,008
Government of Poland,			
5.50%, 4/25/15	Poland	13,215,000 PLN	4,459,108
6.25%, 10/24/15	Poland	9,384,000 PLN	3,242,176
5.00%, 4/25/16	Poland	3,390,000 PLN	1,151,405
[g]FRN, 2.71%, 1/25/17	Poland	859,000 PLN	278,045
[g]FRN, 2.71%, 1/25/21	Poland	871,000 PLN	276,763
senior note, 6.375%, 7/15/19	Poland	4,500,000	5,323,073
Strip, 7/25/14	Poland	240,000 PLN	76,465
Strip, 7/25/15	Poland	12,682,000 PLN	3,924,283
Strip, 1/25/16	Poland	102,440,000 PLN	31,139,081

Annual Report | 127

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of Singapore,			
senior bond, 0.25%, 2/01/14	Singapore	2,100,000 SGD	$ 1,690,456
senior note, 1.125%, 4/01/16	Singapore	750,000 SGD	617,047
Government of Sri Lanka,			
A, 7.00%, 3/01/14	Sri Lanka	8,480,000 LKR	64,256
A, 11.25%, 7/15/14	Sri Lanka	212,700,000 LKR	1,637,952
A, 11.75%, 3/15/15	Sri Lanka	1,400,000 LKR	10,903
A, 6.50%, 7/15/15	Sri Lanka	35,020,000 LKR	252,492
A, 11.00%, 8/01/15	Sri Lanka	241,800,000 LKR	1,867,115
A, 6.40%, 8/01/16	Sri Lanka	23,800,000 LKR	164,546
A, 8.00%, 11/15/18	Sri Lanka	86,100,000 LKR	586,059
A, 9.00%, 5/01/21	Sri Lanka	89,150,000 LKR	604,531
B, 11.75%, 4/01/14	Sri Lanka	8,440,000 LKR	65,023
B, 6.60%, 6/01/14	Sri Lanka	8,600,000 LKR	64,510
B, 6.40%, 10/01/16	Sri Lanka	18,900,000 LKR	130,196
B, 8.50%, 7/15/18	Sri Lanka	18,990,000 LKR	131,574
C, 8.50%, 4/01/18	Sri Lanka	50,980,000 LKR	357,592
D, 8.50%, 6/01/18	Sri Lanka	65,480,000 LKR	459,483
Government of the Philippines, senior note,			
6.25%, 1/27/14	Philippines	35,260,000 PHP	822,138
1.625%, 4/25/16	Philippines	6,200,000 PHP	142,073
[e]Government of Ukraine, senior note, 144A, 7.95%, 2/23/21	Ukraine	2,370,000	2,175,956
[o]Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	Uruguay	186,432,088 UYU	9,443,633
[e]Government of Vietnam, 144A,			
6.875%, 1/15/16	Vietnam	150,000	162,691
6.75%, 1/29/20	Vietnam	5,120,000	5,604,813
Korea Monetary Stabilization Bond,			
senior bond, 3.47%, 2/02/14	South Korea	6,835,350,000 KRW	6,421,506
senior bond, 3.59%, 4/02/14	South Korea	10,045,910,000 KRW	9,455,943
senior bond, 2.47%, 4/02/15	South Korea	4,101,900,000 KRW	3,831,783
senior bond, 2.80%, 8/02/15	South Korea	20,907,710,000 KRW	19,610,251
senior bond, 2.81%, 10/02/15	South Korea	1,442,000,000 KRW	1,353,113
senior note, 3.28%, 6/02/14	South Korea	11,910,090,000 KRW	11,207,485
senior note, 2.82%, 8/02/14	South Korea	681,200,000 KRW	639,456
senior note, 2.78%, 10/02/14	South Korea	2,715,600,000 KRW	2,548,436
senior note, 2.84%, 12/02/14	South Korea	2,278,170,000 KRW	2,139,103
senior note, 2.74%, 2/02/15	South Korea	3,530,680,000 KRW	3,311,641
senior note, 2.76%, 6/02/15	South Korea	24,098,900,000 KRW	22,594,688
Korea Treasury Bond,			
senior bond, 3.00%, 12/10/13	South Korea	41,361,000,000 KRW	38,786,642
senior bond, 3.50%, 6/10/14	South Korea	1,761,420,000 KRW	1,659,793
senior note, 3.25%, 12/10/14	South Korea	3,998,620,000 KRW	3,770,978
senior note, 3.25%, 6/10/15	South Korea	3,634,290,000 KRW	3,434,757
senior note, 2.75%, 12/10/15	South Korea	2,942,150,000 KRW	2,756,895
Letra Tesouro Nacional, Strip, 1/01/15	Brazil	27[p] BRL	10,711

128 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
[q]Nota Do Tesouro Nacional, Index Linked, 6.00%,			
5/15/15	Brazil	840[p] BRL	$ 895,577
8/15/18	Brazil	13,695[p] BRL	14,531,087
[e]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn., 5/31/18	Peru	726,197	673,495
Russia Foreign Bond, senior bond,			
[e]144A, 7.50%, 3/31/30	Russia	4,037,605	4,809,898
[f]Reg S, 7.50%, 3/31/30	Russia	6,663,800	7,938,418
Total Foreign Government and Agency Securities (Cost $389,009,877)			402,283,749
U.S. Government and Agency Securities 24.6%			
U.S. Treasury Bond,			
4.50%, 5/15/17	United States	83,000,000	93,676,539
2.75%, 2/15/19	United States	30,100,000	32,144,693
5.00%, 5/15/37	United States	14,000,000	17,478,132
4.625%, 2/15/40	United States	58,300,000	69,285,935
4.75%, 2/15/41	United States	38,000,000	46,015,644
3.125%, 11/15/41	United States	18,300,000	16,685,885
3.00%, 5/15/42	United States	34,900,000	30,930,125
U.S. Treasury Note,			
4.00%, 2/15/14	United States	36,000,000	36,406,404
1.875%, 4/30/14	United States	54,000,000	54,475,686
2.625%, 6/30/14	United States	3,680,000	3,741,452
2.25%, 1/31/15	United States	36,000,000	36,930,924
4.00%, 2/15/15	United States	6,900,000	7,237,451
2.50%, 4/30/15	United States	79,500,000	82,211,109
4.125%, 5/15/15	United States	12,000,000	12,716,724
2.125%, 5/31/15	United States	28,000,000	28,831,264
1.75%, 7/31/15	United States	6,000,000	6,154,806
4.25%, 8/15/15	United States	66,500,000	71,225,158
2.25%, 3/31/16	United States	10,000,000	10,445,700
4.875%, 8/15/16	United States	67,600,000	75,770,069
3.00%, 9/30/16	United States	35,000,000	37,450,000
3.125%, 10/31/16	United States	68,000,000	73,089,392
4.625%, 11/15/16	United States	21,700,000	24,309,078
4.625%, 2/15/17	United States	92,000,000	103,658,148
4.75%, 8/15/17	United States	42,000,000	48,055,560
4.25%, 11/15/17	United States	70,000,000	79,037,140
3.75%, 11/15/18	United States	15,000,000	16,774,800
3.625%, 8/15/19	United States	51,000,000	56,823,180
[o]Index Linked, 2.00%, 1/15/16	United States	8,189,255	8,753,224
[o]Index Linked, 0.125%, 4/15/16	United States	52,976,067	54,443,239
Total U.S. Government and Agency Securities (Cost $1,233,890,224)			1,234,757,461

Annual Report | 129

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities 12.6%			
Banks 8.3%			
Banc of America Commercial Mortgage Trust,			
[f]2006-4, AJ, 5.695%, 7/10/46	United States	20,562,000	$ 21,074,199
2006-4, AM, 5.675%, 7/10/46	United States	7,350,000	8,091,325
[g]2007-3, A4, FRN, 5.797%, 6/10/49	United States	23,470,000	26,189,469
[e,g,f]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.474%, 11/15/15	United States	8,975,195	8,978,965
Bear Stearns Commercial Mortgage Securities Inc.,			
[g,f]2006-PW11, AJ, FRN, 5.611%, 3/11/39	United States	19,594,000	20,231,922
[g,f]2006-PW12, AJ, FRN, 5.938%, 9/11/38	United States	3,286,000	3,448,674
[f]2006-PW13, AJ, 5.611%, 9/11/41	United States	18,023,000	18,453,506
[g]2007-PW16, AM, FRN, 5.707%, 6/11/40	United States	11,110,000	12,515,798
Bear Stearns Commercial Mortgage Securities Trust,			
2006-PW13, A4, 5.54%, 9/11/41	United States	6,465,000	7,094,122
2007-PW15, A4, 5.331%, 2/11/44	United States	10,123,364	11,135,690
[g]2007-PW16, A4, FRN, 5.708%, 6/11/40	United States	21,845,000	24,710,485
[f]Citigroup Commercial Mortgage Trust,			
2006-C5, AJ, 5.482%, 10/15/49	United States	15,876,000	15,798,708
[g]2007-C6, AM, FRN, 5.894%, 6/10/17	United States	10,330,000	11,486,609
[g,f]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	14,197,500	13,357,299
[g]Countrywide Asset-Backed Certificates,			
2004-1, M1, FRN, 0.92%, 3/25/34	United States	3,395,000	3,224,126
2005-14, 3A2, FRN, 0.41%, 4/25/36	United States	1,144,586	1,143,172
[e,g]Credit Suisse Mortgage Capital Certificates, 2009-15R, 3A1, 144A, FRN, 5.347%, 3/26/36	United States	10,816,027	11,308,968
FHLMC, 2643, OG, 5.00%, 7/15/32	United States	3,182,750	3,254,188
FNMA,			
[g]2005-122, FN, FRN, 0.52%, 1/25/36	United States	1,592,667	1,579,393
G93-33, K, 7.00%, 9/25/23	United States	439,891	501,125
Greenwich Capital Commercial Funding Corp.,			
[g,f]2006-GG7, AJ, FRN, 5.828%, 7/10/38	United States	18,910,000	19,279,779
2007-GG9, A4, 5.444%, 3/10/39	United States	22,885,000	25,388,676
[g,f]GS Mortgage Securities Corp. II, 1997-GL, X2, IO, FRN, 0.29%, 7/13/30	United States	30,449	50
[g]GS Mortgage Securities Trust, 2007-GG10, A4, FRN, 5.799%, 8/10/45	United States	8,030,000	8,923,996
JPMorgan Chase Commercial Mortgage Securities Corp.,			
[g]2006-CB14, AM, FRN, 5.445%, 12/12/44	United States	8,000,000	8,631,340
[g,f]2006-CB14, B, FRN, 5.72%, 12/12/44	United States	8,000,000	3,324,250
2006-CB17, AM, 5.464%, 12/12/43	United States	13,890,000	14,388,339
[g,f]2006-LDP7, AJ, FRN, 5.863%, 4/15/45	United States	18,983,000	19,186,460
[g,f]LB-UBS Commercial Mortgage Trust, 2006-C4, AJ, FRN, 5.878%, 6/15/38	United States	11,540,000	11,984,931
[g,f]Merrill Lynch Mortgage Investors Inc., 2003-A, 1A, FRN, 0.91%, 3/25/28	United States	3,084,296	3,056,074

130 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Banks (continued)			
[g]Merrill Lynch Mortgage Trust,			
[f]2005-CKI1, AJ, FRN, 5.456%, 11/12/37	United States	8,000,000	$ 8,474,436
2006-C2, A4, FRN, 5.742%, 8/12/43	United States	7,812,061	8,572,210
[g]Morgan Stanley ABS Capital I Inc. Trust,			
2003-HE1, M1, FRN, 1.37%, 5/25/33	United States	4,836,712	4,520,173
2005-WMC, M2, FRN, 0.905%, 1/25/35	United States	4,069,083	3,908,679
Morgan Stanley Capital I Trust,			
[a,f]2005-RR6, AJ, 144A, 5.233%, 5/24/43	United States	4,880,000	4,892,054
[g,f]2006-HQ8, AJ, FRN, 5.496%, 3/12/44	United States	12,550,000	12,917,746
[g]2007-IQ16, AM, FRN, 6.094%, 12/12/49	United States	21,470,000	24,505,557
[g]Wachovia Bank Commercial Mortgage Trust, FRN, 5.724%, 5/15/16	United States	6,683,000	6,127,944
Wells Fargo Mortgage Backed Securities Trust,			
[g]2004-W, A9, FRN, 2.618%, 11/25/34	United States	3,189,870	3,322,165
[f]2007-3, 3A1, 5.50%, 4/25/37	United States	1,027,522	1,063,947
[b]Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	20,391	20,391
			416,066,940
Diversified Financials 4.1%			
[g]Aames Mortgage Investment Trust, 2005-4, M1, FRN, 0.875%, 10/25/35	United States	3,470,448	3,470,976
[g]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 0.995%, 6/25/34	United States	10,721,136	10,476,802
[g]Amortizing Residential Collateral Trust, 2002-BC1, M1, FRN, 1.445%, 1/25/32	United States	84,297	55,200
[a]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	8,740,000	8,355,243
[a,g]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.262%, 11/25/20	United States	1,090,000	1,090,000
[g]Argent Securities Inc., 2005-W2, A2C, FRN, 0.53%, 10/25/35	United States	6,225,000	5,623,497
[a,g]Atrium CDO Corp., 10A, C, 144A, FRN, 2.876%, 7/16/25	United States	4,650,000	4,511,102
[g]Bayview Financial Acquisition Trust, 2004-D, M1, FRN, 0.801%, 8/28/44	United States	6,958,084	6,872,413
[g]Bear Stearns Alt-A Trust, 2004-13, A2, FRN, 1.05%, 11/25/34	United States	1,955,757	1,826,300
[a,g]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.596%, 3/11/21	United States	1,006,000	967,229
[g,f]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.67%, 2/25/35	United States	798,948	705,815
[a,g]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.638%, 7/26/21	United States	1,420,000	1,375,710
[a,g]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.244%, 10/15/21	United States	690,000	673,409
[a]Countryplace Manufactured Housing Contract Trust, 2005-A3, 144A, 4.80%, 12/15/35	United States	947,461	977,377

Annual Report | 131

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*		Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)				
Diversified Financials (continued)				
[e,g]Crest Ltd., 2004-1A, A, 144A, FRN, 0.568%, 1/28/20	United States	4,187,506	$	3,864,189
[e,g]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.483%, 10/20/43	United States	15,472,392		14,585,592
[e,g]DLJ Mortgage Acceptance Corp., 1997-CF1, S, 144A, IO, FRN, 0.838%, 5/15/30	United States	3,376		—
[e]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	2,920,000		2,924,550
[e]G-Force LLC, 2005-RRA,				
A2, 144A, 4.83%, 8/22/36	United States	895,214		899,112
[r]C, 144A, 5.20%, 8/22/36	United States	9,275,000		8,623,756
[e,g]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.665%, 11/01/17	United States	4,700,000		4,556,843
[r]GMAC Commercial Mortgage Securities Inc.,				
[g]2004-C3, D, FRN, 5.044%, 12/10/41	United States	2,300,000		1,201,858
2005-C1, B, 4.936%, 5/10/43	United States	10,285,000		4,883,607
Green Tree Financial Corp.,				
1996-9, M1, 7.63%, 8/15/27	United States	4,552,000		5,054,372
1999-3, A7, 6.74%, 2/01/31	United States	3,186,979		3,226,163
Greenpoint Manufactured Housing, 1999-3, 1A7, 7.27%, 6/15/29	United States	17,681,027		17,866,324
[e]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	2,620,000		2,639,956
[g]Home Equity Mortgage Trust, 2004-4, M3, FRN, 1.145%, 12/25/34	United States	3,775,334		3,361,138
JPMorgan Chase Commercial Mortgage Securities Trust,				
[g,r]2006-CB16, B, FRN, 5.672%, 5/12/45	United States	11,240,000		8,204,194
2006-CB17, A4, 5.429%, 12/12/43	United States	16,595,140		18,150,129
[g]JPMorgan Mortgage Acquisition Corp., 2006-ACC1, A4, FRN, 0.32%, 5/25/36	United States	2,233,327		2,178,577
[e,g]Katonah Ltd., 2007-IA, A2L, 144A, FRN, 1.739%, 4/23/22	United States	5,416,684		5,323,214
[e]Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A, 5.35%, 2/10/39	United States	1,661,848		1,562,137
[g]Long Beach Mortgage Loan Trust, 2005-WL2, M1, FRN, 0.64%, 8/25/35	United States	2,583,513		2,512,991
[e,g]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.59%, 12/24/39	United States	5,857,983		5,622,844
[f,g]Pacifica CDO Ltd., 2005-5X, A2, Reg S, FRN, 0.688%, 1/26/20	United States	5,000,000		4,843,750
Residential Asset Securities Corp.,				
2001-KS2, AI5, 7.514%, 6/25/31	United States	8,859		8,596
2004-KS1, AI4, 4.213%, 4/25/32	United States	232,610		232,511
[g]2005-AHL2, A2, FRN, 0.43%, 10/25/35	United States	253,605		253,218
[g]SLM Student Loan Trust,				
2005-4, A2, FRN, 0.318%, 4/26/21	United States	150,152		149,768
2005-9, A4, FRN, 0.338%, 1/25/23	United States	225,347		225,169

132 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Diversified Financials (continued)			
g Structured Asset Securities Corp.,			
2002-1A, 2A1, FRN, 1.819%, 2/25/32	United States	29,603	$ 29,265
2006-WF1, A5, FRN, 0.47%, 2/25/36	United States	11,198,479	10,967,717
i,g,r Talisman 6 Finance, Reg S, FRN, 0.404%, 10/22/16	Ireland	17,245,958 EUR	21,984,727
e,g Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.576%, 7/11/21	United States	1,300,000	1,271,062
e,g Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.49%, 8/01/22	United States	3,492,539	3,396,686
			207,585,088
Real Estate 0.2%			
e,g Citigroup Mortgage Loan Trust Inc., 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	8,190,142	8,065,983
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $595,750,221)			631,718,011
Mortgage-Backed Securities 24.2%			
g **Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%**			
FHLMC, 2.204% - 5.00%, 3/01/25 - 10/01/36	United States	4,555,887	4,809,585
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.9%			
FHLMC 30 Year, 6.00%, 6/01/37	United States	176,571	192,671
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	171,760	193,009
FHLMC 30 Year, 7.00%, 7/01/31	United States	7,646	8,256
FHLMC 30 Year, 8.00%, 2/01/30	United States	56,114	65,699
FHLMC 30 Year, 8.50%, 10/01/24	United States	11,351	13,743
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18	United States	129,299	137,395
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	420,946	451,346
FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22	United States	1,040,500	1,142,460
m FHLMC Gold 30 Year, 3.00%, 11/01/42	United States	100,000,000	98,250,000
m FHLMC Gold 30 Year, 4.00%, 11/01/39	United States	80,000,000	83,950,000
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	4,535,933	4,842,027
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	40,884,767	44,035,910
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	4,729,586	5,120,987
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	4,442,280	4,852,962
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	3,317,129	3,696,112
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	194,840	220,629
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	35,776	40,934
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	5,501	6,131
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	22,451	24,156
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	29,140	29,812
			247,274,239
g **Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%**			
FNMA, 1.737% - 5.883%, 6/01/15 - 3/01/37	United States	11,069,462	11,719,996

Annual Report | 133

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
Federal National Mortgage Association (FNMA)			
Fixed Rate 17.7%			
m FNMA 15 Year, 3.00%, 11/01/27	United States	300,000,000	$ 311,671,890
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	308,547	328,414
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	277,897	295,660
FNMA 15 Year, 5.50%, 1/01/14 - 12/01/23	United States	784,565	850,928
FNMA 15 Year, 6.00%, 5/01/17 - 9/01/22	United States	283,227	308,757
FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16	United States	6,012	6,268
m FNMA 30 Year, 3.00%, 10/01/42	United States	120,000,000	118,443,756
m FNMA 30 Year, 3.50%, 11/01/42	United States	26,000,000	26,674,375
m FNMA 30 Year, 4.00%, 11/01/40	United States	352,000,000	370,920,000
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	5,452,983	5,926,892
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	17,734,279	19,552,204
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	27,604,874	30,340,034
FNMA 30 Year, 6.50%, 5/01/28 - 5/01/37	United States	705,620	790,178
FNMA 30 Year, 7.00%, 11/01/25	United States	4,901	5,034
FNMA 30 Year, 7.50%, 1/01/30	United States	23,892	27,622
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	149,817	184,492
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	145,338	162,824
			886,489,328
g **Government National Mortgage Association (GNMA)**			
Adjustable Rate 0.0%†			
GNMA, 1.625%, 1/20/23 - 10/20/26	United States	78,702	81,719
Government National Mortgage Association (GNMA)			
Fixed Rate 1.3%			
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	599,591	663,173
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	110,639	124,724
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	70,365	80,038
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	206,379	219,568
GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17	United States	58,473	59,461
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	2,356	2,494
m GNMA II SF 30 Year, 3.50%, 11/01/42	United States	60,000,000	62,343,750
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	11,524	12,797
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	1,321,029	1,475,386
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	97,158	114,126
GNMA II SF 30 Year, 8.00%, 5/20/27 - 7/20/27	United States	128,276	133,325
			65,228,842
Total Mortgage-Backed Securities (Cost $1,201,033,430)			1,215,603,709
Municipal Bonds 4.0%			
Alabama Federal Aid Highway Finance Authority Federal Highway Revenue, Grant Anticipation Bond, 5.00%, 9/01/25	United States	14,000,000	15,831,060
Arkansas State GO, Four-Lane Highway Construction and Improvement Bonds, 3.25%, 6/15/22	United States	18,500,000	19,273,115

134 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Municipal Bonds (continued)			
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	$ 2,746,328
gCalifornia State Judgment Trust COP, FRN, 1.61%, 6/01/15	United States	1,000,000	968,410
California State Public Works Board Lease Revenue, Various Capital Projects, Series E, 4.029%, 12/01/16	United States	8,850,000	9,239,665
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	920,664
Coachella Valley USD, GO, Riverside and Imperial Counties, Election of 2005, Series D, AGMC Insured, 5.00%, 8/01/37	United States	6,395,000	6,494,059
Colorado State ISD, GO, Mitchell and Scurry Counties, Unlimited Tax School Building Bonds, PSF Guarantee, 5.00%, 8/15/38	United States	2,600,000	2,773,836
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	759,967
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.995%, 7/01/20	United States	16,800,000	16,065,168
Illinois State GO, 5.877%, 3/01/19	United States	9,200,000	10,011,624
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%, 1/01/38	United States	10,150,000	10,411,768
Kansas State Development Finance Authority Revenue, Wichita State University Union Corp. Student Housing Project, Refunding, Series F-1,			
5.25%, 6/01/38	United States	3,720,000	3,885,094
5.25%, 6/01/42	United States	3,700,000	3,849,776
5.00%, 6/01/46	United States	4,400,000	4,438,456
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue, senior lien, 5.00%, 7/01/41	United States	3,500,000	3,614,345
Nassau County GO, General Improvement Bonds, Series B, 5.00%,			
4/01/39	United States	7,700,000	7,826,819
4/01/43	United States	8,150,000	8,247,229
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	3,300,000	3,488,661
New York State Urban Development Corp. Revenue, State Personal Income Tax, General Purpose, Series C, 5.00%, 3/15/29	United States	20,725,000	22,925,788
Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%, 7/01/36	United States	12,000,000	10,017,000
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 6.50%, 8/01/44	United States	13,200,000	12,151,920
South Carolina State Public Service Authority Revenue, Refunding, Series B, 5.00%, 12/01/38	United States	4,500,000	4,578,255
University of California Revenues, General, Series AK, 5.00%, 5/15/48	United States	18,375,000	21,633,990
Total Municipal Bonds (Cost $200,601,200)			202,152,997

Annual Report | 135

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund	Counterparty	Notional Amount*	Value
Options Purchased 0.1%			
Calls — Over-the-Counter			
Credit Default Swaptions 0.0%[†]			
Buy Protection on CDX.NA.HY.21, Premium Rate 5.00%, Strike Price $99, Expires 3/19/14	FBCO	123,000,000	$ 835,662
Puts — Over-the-Counter			
Currency Options 0.1%			
EUR/PLN, April Strike Price 4.23 PLN, Expires 4/28/14	BZWS	33,347,129 EUR	902,188
EUR/USD, February Strike Price $1.32, Expires 2/06/14	CITI	110,000,000 EUR	925,375
			1,827,563
Total Options Purchased (Cost $5,468,490)			2,663,225
Total Investments before Short Term Investments (Cost $5,736,574,432)			5,861,055,571

	Country	Principal Amount*	
Short Term Investments 2.7%			
[g,k] **Senior Floating Rate Interests 0.0%**[†]			
Energy 0.0%[†]			
Patriot Coal Corp.,			
DIP Term Loan, 9.25%, 12/31/13	United States	218,556	219,102
[s] Reimbursement Obligation, 4.50% - 8.273%, 12/31/13	United States	325	304
Total Senior Floating Rate Interests (Cost $218,288)			219,406
Foreign Government and Agency Securities 1.8%			
[t] Bank of Negara Monetary Notes, 11/12/13 - 10/16/14	Malaysia	164,188,000 MYR	51,164,422
Government of Hungary, 5.50%, 2/12/14	Hungary	11,000,000 HUF	50,827
[t] Hungary Treasury Bills, 1/08/14 - 6/25/14	Hungary	2,266,690,000 HUF	10,309,125
Korea Monetary Stabilization Bond, senior bond, 2.55%, 5/09/14	South Korea	4,899,700,000 KRW	4,591,867
[t] Malaysia Treasury Bill, 5/30/14	Malaysia	1,600,000 MYR	496,261
[t] Mexico Treasury Bills, 1/09/14 - 4/30/14	Mexico	12,794,670[u] MXN	9,695,525
[t] Monetary Authority of Singapore Treasury Bill, 1/03/14	Singapore	2,430,000 SGD	1,955,677
[t] Philippine Treasury Bills, 11/13/13 - 10/08/14	Philippines	191,140,000 PHP	4,403,392
[t] Singapore Treasury Bills, 1/10/14 - 5/02/14	Singapore	9,228,000 SGD	7,422,861
Total Foreign Government and Agency Securities (Cost $90,371,601)			90,089,957
Total Investments before Money Market Funds (Cost $5,827,164,321)			5,951,364,934

		Shares	
Money Market Funds (Cost $46,496,866) 0.9%			
[a,v] Institutional Fiduciary Trust Money Market Portfolio	United States	46,496,866	46,496,866
Total Investments (Cost $5,873,661,187) 119.5%			5,997,861,800
Other Assets, less Liabilities (19.5)%			(979,056,279)
Net Assets 100.0%			$5,018,805,521

136 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund

[†]Rounds to less than 0.1% of net assets.

[*]The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2013, the aggregate value of these securities was $20,391, representing less than 0.01% of net assets.

[c]See Note 1(g) regarding investment in FT Holdings Corporation I.

[d]At October 31, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[e]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2013, the aggregate value of these securities was $553,986,449, representing 11.04% of net assets.

[f]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2013, the aggregate value of these securities was $66,916,988, representing 1.33% of net assets.

[g]The coupon rate shown represents the rate at period end.

[h]Perpetual security with no stated maturity date.

[i]See Note 1(f) regarding loan participation notes.

[j]Income may be received in additional securities and/or cash.

[k]See Note 1(i) regarding senior floating rate interests.

[l]See Note 9 regarding restricted securities.

[m]A portion or all of the security purchased on a delayed delivery or to-be-announced (TBA) basis. See Note 1(c).

[n]Principal amount is stated in 100 Mexican Peso Units.

[o]Principal amount of security is adjusted for inflation. See Note 1(k).

[p]Principal amount is stated in 1,000 Brazilian Real Units.

[q]Redemption price at maturity is adjusted for inflation. See Note 1(k).

[r]The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.

[s]See Note 10 regarding unfunded loan commitments.

[t]The security is traded on a discount basis with no stated coupon rate.

[u]Principal amount is stated in 10 Mexican Peso Units.

[v]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At October 31, 2013, the fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts						
U.S. Treasury 2 Year Note	Long	81	$17,854,172	12/31/13	$54,219	$ —

Annual Report | 137

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund

At October 31, 2013, the fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	168,369	$ 219,719	11/04/13	$ —	$ (8,920)
Indian Rupee	JPHQ	Buy	31,363,000	504,362	11/06/13	—	(3,059)
Euro	DBAB	Sell	961,000	1,234,885	11/08/13	—	(70,128)
Indian Rupee	DBAB	Buy	4,001,000	63,553	11/08/13	365	—
Singapore Dollar	MSCO	Buy	13,200,000	10,719,506	11/08/13	—	(93,198)
Euro	JPHQ	Sell	78,316	100,282	11/12/13	—	(6,070)
Indian Rupee	DBAB	Buy	440,168,250	6,996,348	11/12/13	28,248	—
Indian Rupee	DBAB	Sell	325,000,000	4,919,025	11/12/13	—	(267,614)
Indian Rupee	HSBC	Buy	4,321,000	62,442	11/12/13	6,516	—
Indian Rupee	HSBC	Buy	10,910,000	160,347	11/13/13	13,719	—
Japanese Yen	JPHQ	Sell	857,065,000	10,834,866	11/13/13	2,117,657	—
Euro	MSCO	Sell	1,183,360	1,509,760	11/15/13	—	(97,236)
Indian Rupee	DBAB	Buy	10,971,000	160,489	11/18/13	14,323	—
Singapore Dollar	MSCO	Buy	14,102,839	11,329,401	11/18/13	23,713	—
Malaysian Ringgit	DBAB	Buy	1,339,880	430,000	11/19/13	—	(7,232)
Euro	DBAB	Sell	233,000	298,333	11/20/13	—	(18,083)
Euro	UBSW	Sell	888,264	1,137,067	11/20/13	—	(69,204)
Indian Rupee	DBAB	Buy	9,993,000	147,542	11/20/13	11,604	—
Japanese Yen	UBSW	Sell	2,236,935,360	27,702,672	11/20/13	4,950,020	—
Malaysian Ringgit	HSBC	Buy	790,000	253,106	11/20/13	—	(3,840)
Indian Rupee	DBAB	Buy	8,111,000	124,554	11/26/13	4,418	—
Indian Rupee	JPHQ	Buy	9,182,500	143,705	11/27/13	2,266	—
Euro	DBAB	Sell	1,854,997	2,412,330	11/29/13	—	(106,822)
Indian Rupee	DBAB	Buy	12,478,000	185,878	11/29/13	12,378	—
Indian Rupee	JPHQ	Buy	9,182,500	141,182	11/29/13	4,714	—
Euro	MSCO	Sell	4,438,000	5,779,386	12/03/13	—	(247,603)
Indian Rupee	CITI	Buy	3,517,000	50,229	12/03/13	5,592	—
Indian Rupee	JPHQ	Buy	23,264,000	333,200	12/18/13	34,547	—
Singapore Dollar	DBAB	Buy	3,192,500	2,541,799	12/23/13	28,317	—
Indian Rupee	DBAB	Buy	8,111,000	126,048	12/26/13	1,892	—
Euro	DBAB	Sell	159,550	211,499	1/03/14	—	(5,181)
Indian Rupee	CITI	Buy	3,483,000	53,869	1/06/14	913	—
Indian Rupee	HSBC	Buy	25,398,000	396,252	1/06/14	3,216	—
Indian Rupee	DBAB	Buy	21,978,000	346,139	1/07/14	—	(550)
Indian Rupee	DBAB	Buy	4,093,000	65,046	1/08/14	—	(703)
Malaysian Ringgit	DBAB	Buy	2,028,100	655,643	1/08/14	—	(15,723)
Euro	UBSW	Sell	6,429,000	8,415,497	1/13/14	—	(315,705)
Indian Rupee	DBAB	Buy	16,152,000	258,093	1/15/14	—	(4,636)
Malaysian Ringgit	JPHQ	Buy	372,000	121,232	1/16/14	—	(3,856)
Indian Rupee	DBAB	Buy	34,636,000	552,597	1/17/14	—	(9,366)
Indian Rupee	JPHQ	Buy	22,836,000	361,713	1/21/14	—	(3,921)
Indian Rupee	DBAB	Buy	8,029,000	128,144	1/22/14	—	(2,379)

138 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	11,408,000	$ 182,103	1/22/14	$ —	$ (3,409)
Singapore Dollar	JPHQ	Buy	2,130,000	1,717,742	1/24/14	—	(2,916)
Euro	CITI	Sell	2,584,200	3,458,874	1/28/14	—	(50,811)
Euro	DBAB	Sell	2,018,750	2,723,092	1/29/14	—	(18,642)
Euro	DBAB	Sell	6,077,815	8,196,237	1/30/14	—	(58,269)
Euro	DBAB	Sell	7,040,000	9,496,960	1/31/14	—	(64,344)
Japanese Yen	DBAB	Sell	1,337,253,120	14,698,320	2/04/14	1,089,083	—
Euro	DBAB	Buy	4,161,000	5,658,960	2/06/14	—	(45,550)
Euro	DBAB	Buy	1,945,685	2,595,349	2/06/14	47,194	—
Euro	DBAB	Sell	15,172,250	19,658,848	2/06/14	—	(947,429)
Canadian Dollar	CITI	Buy	2,898,000	2,868,966	2/11/14	—	(97,431)
Chilean Peso	BZWS	Buy	1,862,800,000	3,776,967	2/11/14	—	(188,698)
Euro	DBAB	Sell	961,785	1,290,648	2/11/14	—	(15,618)
Canadian Dollar	DBAB	Buy	2,176,000	2,147,587	2/12/14	—	(66,597)
Canadian Dollar	DBAB	Sell	2,176,000	2,108,731	2/12/14	27,741	—
Japanese Yen	HSBC	Sell	720,750,000	7,749,000	2/12/14	413,499	—
Japanese Yen	JPHQ	Sell	720,371,000	7,748,999	2/12/14	417,355	—
Japanese Yen	CITI	Sell	954,750,000	10,331,954	2/13/14	614,825	—
Japanese Yen	JPHQ	Sell	478,100,000	5,166,024	2/13/14	300,081	—
Canadian Dollar	DBAB	Buy	1,452,000	1,431,670	2/14/14	—	(43,137)
Canadian Dollar	DBAB	Sell	910,000	881,698	2/14/14	11,473	—
Japanese Yen	JPHQ	Sell	478,330,000	5,165,997	2/18/14	297,538	—
Canadian Dollar	DBAB	Buy	2,906,000	2,862,575	2/19/14	—	(83,937)
Japanese Yen	CITI	Sell	476,810,000	5,165,956	2/19/14	312,932	—
Japanese Yen	GSCO	Sell	478,870,000	5,165,999	2/19/14	292,008	—
Malaysian Ringgit	DBAB	Buy	21,721,000	6,884,846	2/19/14	—	(31,286)
Canadian Dollar	DBAB	Buy	2,921,000	2,863,276	2/20/14	—	(70,365)
Canadian Dollar	BZWS	Buy	2,932,000	2,862,677	2/21/14	—	(59,318)
Canadian Dollar	BZWS	Buy	1,471,000	1,431,825	2/24/14	—	(25,469)
Canadian Dollar	BZWS	Buy	2,365,000	2,290,344	2/25/14	—	(29,330)
Canadian Dollar	DBAB	Buy	1,477,000	1,431,673	2/25/14	—	(19,615)
Euro	DBAB	Sell	2,355,122	3,114,343	2/25/14	—	(84,398)
Japanese Yen	BZWS	Sell	239,120,000	2,583,015	2/25/14	149,120	—
Canadian Dollar	BZWS	Buy	2,073,000	2,004,690	2/26/14	—	(22,886)
Euro	BZWS	Sell	934,033	1,245,196	2/26/14	—	(23,415)
Euro	BZWS	Sell	1,538,928	2,055,620	2/27/14	—	(34,570)
Japanese Yen	BZWS	Sell	477,780,000	5,166,055	2/27/14	302,878	—
Japanese Yen	DBAB	Sell	159,911,000	1,747,003	2/27/14	119,317	—
Euro	DBAB	Sell	1,914,000	2,507,531	2/28/14	—	(92,090)
Euro	UBSW	Sell	1,062,724	1,423,264	2/28/14	—	(20,143)
Euro	DBAB	Sell	4,185,977	5,507,699	3/03/14	—	(177,786)
Canadian Dollar	HSBC	Buy	1,483,000	1,431,301	3/06/14	—	(13,822)
Canadian Dollar	BZWS	Buy	1,848,000	1,779,473	3/07/14	—	(13,162)

Annual Report | 139

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	HSBC	Buy	1,620,000	$ 1,557,153	3/07/14	$ —	$ (8,764)
Euro	DBAB	Sell	6,161,134	8,053,835	3/13/14	—	(314,515)
Euro	DBAB	Sell	2,994,700	3,886,252	3/18/14	—	(181,333)
Euro	JPHQ	Sell	898,400	1,177,129	3/19/14	—	(43,136)
Singapore Dollar	DBAB	Buy	2,965,200	2,324,845	3/19/14	62,717	—
Singapore Dollar	HSBC	Buy	3,390,000	2,717,326	3/19/14	12,282	—
Singapore Dollar	JPHQ	Buy	2,117,000	1,652,306	3/19/14	52,290	—
Euro	JPHQ	Sell	1,497,000	1,946,085	3/20/14	—	(87,240)
Chilean Peso	JPHQ	Buy	824,603,750	1,667,551	3/21/14	—	(85,248)
Euro	JPHQ	Sell	1,497,000	1,937,170	3/21/14	—	(96,159)
Euro	JPHQ	Sell	1,497,000	1,944,416	3/24/14	—	(88,925)
Euro	JPHQ	Sell	1,198,000	1,550,937	3/25/14	—	(76,283)
Euro	DBAB	Sell	2,323,420	3,000,000	3/27/14	—	(155,867)
Australian Dollar	DBAB	Buy	28,961,599	29,564,000	3/31/14	—	(2,448,975)
Australian Dollar	DBAB	Sell	28,961,599	26,370,025	3/31/14	—	(745,000)
Euro	DBAB	Buy	19,392,614	26,377,833	3/31/14	—	(213,141)
Euro	DBAB	Sell	19,392,614	25,005,224	3/31/14	—	(1,335,682)
Euro	DBAB	Buy	3,100,000	4,048,240	4/03/14	162,502	—
Euro	DBAB	Sell	6,935,117	8,912,665	4/03/14	—	(507,330)
Chilean Peso	DBAB	Buy	1,315,860,000	2,664,763	4/04/14	—	(143,382)
Chilean Peso	DBAB	Sell	1,090,000,000	2,088,523	4/04/14	—	(78)
Euro	DBAB	Buy	4,042,013	5,497,946	4/10/14	—	(44,306)
Euro	DBAB	Sell	4,042,013	5,303,201	4/10/14	—	(187,154)
Chilean Peso	MSCO	Buy	630,480,000	1,288,930	4/14/14	—	(82,058)
Swiss Franc	DBAB	Buy	370,875	404,664	4/16/14	4,817	—
Swiss Franc	DBAB	Sell	370,875	411,320	4/16/14	1,839	—
Chilean Peso	MSCO	Buy	564,920,000	1,146,929	4/21/14	—	(66,317)
Euro	DBAB	Buy	4,347,800	5,914,095	4/22/14	—	(47,722)
Euro	DBAB	Buy	17,119,964	22,850,016	4/22/14	404,955	—
Euro	DBAB	Sell	21,467,764	28,193,978	4/22/14	—	(966,845)
Chilean Peso	JPHQ	Buy	562,321,000	1,132,000	4/28/14	—	(57,119)
Euro	BZWS	Sell	11,680,000	15,233,138	4/30/14	—	(632,696)
Euro	DBAB	Sell	603,000	787,283	4/30/14	—	(31,818)
Swedish Krona	DBAB	Buy	658,122,387	100,033,803	5/06/14	1,070,292	—
Swedish Krona	DBAB	Sell	125,000,000	18,855,093	5/06/14	—	(348,040)
Japanese Yen	DBAB	Buy	644,000,000	6,512,286	5/07/14	46,148	—
Japanese Yen	DBAB	Sell	3,107,440,000	32,000,000	5/07/14	354,128	—
Euro	DBAB	Sell	1,600,000	2,100,400	5/09/14	—	(73,055)
Euro	DBAB	Sell	585,912	756,530	5/19/14	—	(39,400)
Singapore Dollar	JPHQ	Buy	21,730,000	17,381,219	5/21/14	118,434	—
Singapore Dollar	JPHQ	Sell	6,280,000	5,006,777	5/21/14	—	(50,647)
Canadian Dollar	DBAB	Buy	2,397,060	2,300,000	5/28/14	—	(13,629)
Swedish Krona	DBAB	Buy	19,384,470	2,900,000	5/28/14	76,353	—

140 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	GSCO	Sell	1,024,000	$ 1,320,294	5/30/14	$ —	$ (70,795)
Euro	DBAB	Sell	4,231,115	5,505,950	6/05/14	—	(242,054)
Euro	DBAB	Sell	1,450,000	1,903,959	6/09/14	—	(65,899)
Japanese Yen	BZWS	Sell	425,100,000	4,368,235	6/10/14	37,729	—
Japanese Yen	HSBC	Sell	452,730,000	4,680,251	6/10/14	68,277	—
Japanese Yen	JPHQ	Sell	307,010,000	3,120,133	6/10/14	—	(7,386)
Japanese Yen	DBAB	Sell	149,900,000	1,559,898	6/11/14	32,849	—
Japanese Yen	JPHQ	Sell	419,460,000	4,368,301	6/11/14	95,212	—
Japanese Yen	JPHQ	Sell	176,900,000	1,872,255	6/17/14	70,056	—
Euro	DBAB	Buy	2,667,574	3,629,100	6/18/14	—	(29,231)
Euro	DBAB	Sell	3,008,443	4,018,076	6/18/14	—	(69,061)
Singapore Dollar	HSBC	Buy	2,551,000	2,026,211	6/20/14	28,304	—
Euro	DBAB	Sell	3,758,000	4,933,728	6/27/14	—	(171,849)
Euro	DBAB	Buy	2,078,700	2,817,470	7/03/14	6,674	—
Euro	DBAB	Sell	2,078,700	2,715,614	7/03/14	—	(108,531)
Euro	DBAB	Sell	10,304,280	13,567,646	7/17/14	—	(432,390)
Euro	DBAB	Sell	242,213	318,273	7/23/14	—	(10,818)
Euro	DBAB	Sell	381,725	505,785	7/25/14	—	(12,861)
Euro	BZWS	Sell	6,000,000	7,946,400	7/28/14	—	(205,815)
Chilean Peso	MSCO	Buy	3,670,729,000	6,937,029	7/29/14	14,375	—
Euro	DBAB	Sell	400,000	530,140	7/29/14	—	(13,343)
Euro	BZWS	Sell	8,373,330	11,118,526	8/04/14	—	(258,610)
Euro	JPHQ	Sell	633,667	838,153	8/06/14	—	(22,838)
Euro	CITI	Sell	477,390	635,549	8/08/14	—	(13,106)
Euro	CITI	Sell	138,480	184,523	8/11/14	—	(3,640)
Euro	DBAB	Sell	3,700,000	4,933,395	8/11/14	—	(94,044)
Euro	DBAB	Sell	1,480,000	1,964,744	8/15/14	—	(46,259)
Euro	MSCO	Sell	1,183,364	1,570,312	8/15/14	—	(37,626)
Euro	DBAB	Sell	4,038,200	5,387,326	8/20/14	—	(99,818)
Euro	BZWS	Sell	1,056,192	1,415,920	8/25/14	—	(19,267)
Euro	JPHQ	Sell	3,445,999	4,608,093	8/27/14	—	(74,474)
Malaysian Ringgit	JPHQ	Buy	12,560,000	3,739,987	8/27/14	186,442	—
Euro	DBAB	Sell	809,975	1,071,354	8/28/14	—	(29,278)
Philippine Peso	JPHQ	Buy	566,370,000	12,761,830	8/29/14	393,283	—
Euro	BZWS	Sell	267,947	357,977	9/19/14	—	(6,149)
Euro	UBSW	Sell	2,880,000	3,849,408	9/22/14	—	(64,403)
Euro	BZWS	Sell	649,831	879,715	9/24/14	—	(3,387)
Euro	DBAB	Sell	9,457,000	12,770,449	9/30/14	—	(81,608)
British Pound	DBAB	Sell	4,636,500	7,228,304	10/01/14	—	(186,872)
Euro	DBAB	Sell	10,525,238	14,281,695	10/08/14	—	(22,487)
Euro	HSBC	Sell	267,000	362,594	10/20/14	—	(284)
Malaysian Ringgit	JPHQ	Buy	1,626,000	502,612	10/20/14	9,957	—
Euro	DBAB	Sell	6,799,883	9,315,364	10/22/14	73,633	—
Chilean Peso	CITI	Buy	906,403,000	1,739,737	10/24/14	—	(38,876)

Annual Report | 141

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	117,763,200	$ 1,213,816	10/29/14	$ 12,323	$ —
Chilean Peso	DBAB	Buy	651,808,600	1,236,430	10/31/14	—	(14,210)
Euro	DBAB	Sell	1,550,791	2,141,658	10/31/14	33,911	—
Euro	DBAB	Sell	8,374,000	10,924,894	2/06/15	—	(460,381)
Swiss Franc	DBAB	Buy	13,270,875	14,680,171	4/16/15	40,300	—
Swiss Franc	DBAB	Sell	13,270,875	14,914,055	4/16/15	193,583	—
Euro	DBAB	Sell	31,500,000	41,507,550	6/05/15	—	(1,337,206)
Euro	DBAB	Sell	1,710,278	2,198,391	6/22/15	—	(127,979)
Euro	DBAB	Sell	8,374,000	10,963,814	2/05/16	—	(435,632)
Euro	DBAB	Sell	10,260,000	13,583,727	8/05/16	—	(391,812)
Unrealized appreciation (depreciation)						15,323,127	(18,247,615)
Net unrealized appreciation (depreciation)							$ (2,924,488)

At October 31, 2013, the fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counterparty[a]/ Exchange	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Centrally Cleared Swaps									
Contracts to Buy Protection									
Traded Index									
CDX.NA.IG.20	ICE	15,000,000	1.00%	6/20/18	$ (198,838)	$ —	$ (40,456)	$ (239,294)	
Centrally Cleared Swaps unrealized appreciation (depreciation)						—	(40,456)		
OTC Swaps									
Contracts to Buy Protection									
Single Name									
Centex Corp.	FBCO	7,795,000	5.00%	6/20/16	(514,635)	—	(473,287)	(987,922)	
Centex Corp.	JPHQ	12,000,000	5.00%	6/20/16	(948,306)	—	(572,549)	(1,520,855)	
CIT Group Inc.	GSCO	22,500,000	5.00%	6/20/17	(2,566,457)	—	(416,988)	(2,983,445)	
CNA Financial Corp.	GSCO	10,000,000	5.00%	12/20/14	(371,774)	—	(184,968)	(556,742)	
Constellation Brands Inc.	BZWS	5,000,000	5.00%	6/20/17	(556,193)	—	(198,249)	(754,442)	
Constellation Brands Inc.	DBAB	2,000,000	5.00%	6/20/17	(224,004)	—	(77,772)	(301,776)	
D.R. Horton Inc.	JPHQ	7,000,000	5.00%	3/20/16	(645,079)	—	(57,105)	(702,184)	
Dean Foods Co.	JPHQ	13,000,000	5.00%	6/20/16	(1,015,545)	—	(343,625)	(1,359,170)	
Embarq Corp.	BZWS	8,500,000	5.00%	6/20/16	(579,087)	—	(323,935)	(903,022)	
Embarq Corp.	DBAB	1,500,000	5.00%	6/20/16	(105,401)	—	(53,956)	(159,357)	
Embarq Corp.	GSCO	10,000,000	5.00%	6/20/16	(770,699)	—	(291,680)	(1,062,379)	
First Data Corp.	BZWS	19,900,000	5.00%	3/20/15	(752,545)	—	(307,360)	(1,059,905)	
First Data Corp.	DBAB	3,900,000	5.00%	3/20/15	(130,278)	—	(77,443)	(207,721)	
Government of Ireland	MSCO	10,000,000 EUR	1.00%	3/20/15	871,372	—	(982,670)	(111,298)	

142 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund

Credit Default Swap Contracts *(continued)*

Description	Counter-party[a]/ Exchange	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
OTC Swaps *(continued)*									
Contracts to Buy Protection *(continued)*									
Single Name *(continued)*									
HCA Inc.	GSCO	5,054,000	5.00%	3/20/16	$ (379,953)	$ —	$ (111,327)	$ (491,280)	
Hilton Worldwide Inc.	FBCO	11,000,000	5.00%	12/20/13	(21,772)	—	(46,835)	(68,607)	
Intelsat Investments SA	GSCO	15,000,000	5.00%	12/20/13	(55,941)	—	(45,452)	(101,393)	
Intelsat Investments SA	UBSW	12,000,000	5.00%	12/20/13	(47,635)	—	(33,480)	(81,115)	
Lennar Corp.	GSCO	7,692,000	5.00%	6/20/15	(37,109)	—	(509,723)	(546,832)	
Merrill Lynch & Co. Inc.	FBCO	20,000,000	1.00%	9/20/17	233,888	—	(408,776)	(174,888)	
The New York Times Co.	GSCO	11,700,000	5.00%	12/20/16	(660,473)	—	(842,521)	(1,502,994)	
RPM International Inc.	UBSW	12,000,000	5.00%	12/20/13	(71,346)	—	(10,855)	(82,201)	
The Ryland Group Inc.	GSCO	4,750,000	5.00%	3/20/15	(14,360)	—	(283,757)	(298,117)	
Tenneco Packaging Inc.	UBSW	12,000,000	5.00%	6/20/17	637,428	—	(1,677,159)	(1,039,731)	
Textron Financial Corp.	MSCO	5,126,000	5.00%	9/20/14	(193,566)	—	(34,031)	(227,597)	
Toll Brothers Inc.	GSCO	3,013,000	5.00%	3/20/14	(38,514)	—	(18,866)	(57,380)	
Toll Brothers Inc.	MSCO	3,910,000	5.00%	3/20/14	(44,120)	—	(30,342)	(74,462)	
Toll Brothers Inc.	FBCO	2,010,000	5.00%	6/20/15	(92,801)	—	(59,131)	(151,932)	
Contracts to Sell Protection[d]									
Single Name									
Bank of America Corp.	FBCO	20,000,000	1.00%	9/20/17	(233,888)	405,738	—	171,850	A-
Berkshire Hathaway Finance Corp.	FBCO	14,300,000	1.00%	3/20/18	(74,364)	334,461	—	260,097	AA
Berkshire Hathaway Inc.	DBAB	10,000,000	1.00%	9/20/17	(77,523)	267,142	—	189,619	AA
First Data Corp	BZWS	14,000,000	5.00%	3/20/16	189,166	708,674	—	897,840	B-
First Data Corp.	DBAB	3,000,000	5.00%	3/20/16	(12,614)	205,009	—	192,395	B-
Government of Indonesia	DBAB	41,900,000	1.00%	6/20/17	(854,963)	183,770	—	(671,193)	BB+
MGM Resorts International	BZWS	900,000	5.00%	12/20/21	(21,141)	78,180	—	57,039	B+
MGM Resorts International	BZWS	1,000,000	5.00%	3/20/22	(28,239)	91,268	—	63,029	B+
Teck Resources Ltd.	BZWS	5,000,000	1.00%	6/20/19	(268,507)	112,777	—	(155,730)	BBB
Traded Index									
CMBX.NA.AJ.2	FBCO	11,105,000	1.09%	3/15/49	(1,593,027)	203,128	—	(1,389,899)	Non Investment Grade
LCDX.NA.19	BZWS	25,753,500	2.50%	12/20/17	269,863	782,648	—	1,052,511	Non Investment Grade
LCDX.NA.20	BZWS	11,880,000	2.50%	6/20/18	428,845	—	(871)	427,974	Non Investment Grade
LCDX.NA.20	FBCO	18,704,500	2.50%	6/20/18	482,148	191,677	—	673,825	Non Investment Grade

Annual Report | 143

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund

Credit Default Swap Contracts *(continued)*

Description	Counter-party[a]/ Exchange	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
OTC Swaps *(continued)*									
Contracts to Sell Protection[d] *(continued)*									
Traded Index *(continued)*									
LCDX.NA.21	FBCO	7,100,000	2.50%	12/20/18	$ 281,153	$ —	$ (2,647)	$ 278,506	Non Investment Grade
MCDX.NA.21	GSCO	57,200,000	1.00%	12/20/23	(3,129,015)	302,049	—	(2,826,966)	Investment Grade
OTC Swaps unrealized appreciation (depreciation)						3,866,521	(8,477,360)		
Total Credit Default Swaps unrealized appreciation (depreciation)						3,866,521	(8,517,816)		
Net unrealized appreciation (depreciation)							$(4,651,295)		

[a]Posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at year end:

Counterparty	Collateral Posted (Received)
BOFA	$ (120,132)
BZWS	1,610,000
CITI	350,000
DBAB	14,650,000
FBCO	600,000
GSCO	10,960,000
HSBC	(652,803)
JPHQ	340,000
MSCO	1,070,000
UBSW	(3,061,498)
Total collateral	$25,745,567

[b]In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

[c]Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

[d]The fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

144 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Total Return Fund

At October 31, 2013, the fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross Currency Swap Contracts

Description	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Receive Fixed semi-annual 4.50% Pay Fixed annual 4.00%	CITI	1/01/16	15,456,481 USD 90,000,000 DKK	$ —	$ (937,401)
Receive Fixed semi-annual 2.47% Pay Fixed annual 2.00%	DBAB	1/04/16	15,638,575 USD 90,000,000 DKK	—	(715,174)
Receive Float quarterly 3-month USD BBA LIBOR + 1.825% Pay Fixed annual 2.75%	CITI	3/23/18	6,760,000 USD 5,000,000 EUR	110,327	—
Unrealized appreciation (depreciation)				110,327	(1,652,575)
Net unrealized appreciation (depreciation)					$(1,542,248)

See Abbreviations on page 181.

Franklin Investors Securities Trust

Financial Statements

Statements of Assets and Liabilities

October 31, 2013

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Assets:				
Investments in securities:				
Cost - Unaffiliated issuers	$2,068,489,004	$4,588,184,868	$1,481,365,163	$5,827,164,321
Cost - Sweep Money Fund (Note 7)	16,807,473	684,531,639	32,363,268	46,496,866
Total cost of investments	$2,085,296,477	$5,272,716,507	$1,513,728,431	$5,873,661,187
Value - Unaffiliated issuers	$2,105,512,490	$4,633,303,265	$1,499,478,802	$5,951,364,934
Value - Sweep Money Fund (Note 7)	16,807,473	684,531,639	32,363,268	46,496,866
Total value of investments	2,122,319,963	5,317,834,904	1,531,842,070	5,997,861,800
Cash	—	19,436,264	287,869	1,018,999
Restricted cash (Note 1e)	—	—	—	150,000
Foreign currency, at value (cost $-, $-, $2,570,862 and $8,091,110)	—	—	2,548,099	8,062,602
Receivables:				
Investment securities sold	8,461,310	61,191,426	13,778,911	72,951,245
Capital shares sold	2,533,349	21,480,733	24,761,624	11,422,435
Interest	5,045,228	14,225,577	11,842,279	46,343,138
Affiliates	—	—	41,203	—
Due from brokers	—	—	10,520,015	30,919,644
Variation margin	—	—	63,491	13,195
Other	—	—	—	69,636
OTC swaps (premiums paid $-, $-, $887,272 and $5,341,447)	—	—	557,937	3,393,863
Unrealized appreciation on forward exchange contracts	—	—	1,381,917	15,323,127
Unrealized appreciation on OTC swap contracts	—	—	956,882	3,976,848
Unrealized appreciation on unfunded loan commitments (Note 10)	—	218,118	—	—
Other assets	272	284	110	582
Total assets	2,138,360,122	5,434,387,306	1,598,582,407	6,191,507,114

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2013

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Liabilities:				
Payables:				
Investment securities purchased	$ —	$ 281,291,776	$ 11,535,083	$1,107,750,647
Capital shares redeemed	15,808,005	10,356,897	5,787,354	13,973,453
Management fees	918,101	1,997,003	425,765	1,940,732
Distribution fees	580,674	834,169	330,713	920,620
Transfer agent fees	435,105	624,133	287,011	438,801
Distributions to shareholders	209,650	5,752,054	253,534	1,231,434
OTC Swaps (premiums received $–, $–, $7,448,645 and $26,327,401)	—	—	5,560,339	17,130,874
Due to brokers	—	—	—	150,000
Unrealized depreciation on forward exchange contracts	—	—	4,278,993	18,247,615
Unrealized depreciation on OTC swap contracts	—	—	2,048,097	10,129,933
Unrealized depreciation on unfunded loan commitments (Note 10)	—	—	16,278	48,588
Accrued expenses and other liabilities	104,190	300,996	175,041	738,896
Total liabilities	18,055,725	301,157,028	30,698,208	1,172,701,593
Net assets, at value	$2,120,304,397	$5,133,230,278	$1,567,884,199	$5,018,805,521
Net assets consist of:				
Paid-in capital	$2,191,925,144	$5,318,475,134	$1,576,367,846	$4,984,527,622
Undistributed net investment income (distributions in excess of net investment income)	(4,276)	1,190,304	(6,281,762)	(23,610,608)
Net unrealized appreciation (depreciation)	37,023,486	45,336,515	13,101,784	115,198,483
Accumulated net realized gain (loss)	(108,639,957)	(231,771,675)	(15,303,669)	(57,309,976)
Net assets, at value	$2,120,304,397	$5,133,230,278	$1,567,884,199	$5,018,805,521

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2013

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Class A:				
Net assets, at value	$1,105,673,916	$1,991,138,398	$1,296,611,880	$3,019,227,826
Shares outstanding	126,791,038	216,416,082	127,571,990	300,386,828
Net asset value per share[a]	$8.72	$9.20	$10.16	$10.05
Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 97.75% and 95.75%, respectively)	$8.92	$9.41	$10.39	$10.50
Class C:				
Net assets, at value	$ 603,067,460	$ 765,839,158	$ 114,200,156	$ 455,719,529
Shares outstanding	69,200,114	83,220,384	11,239,813	45,421,779
Net asset value and maximum offering price per share[a]	$8.71	$9.20	$10.16	$10.03
Class R:				
Net assets, at value	—	—	—	$ 65,601,151
Shares outstanding	—	—	—	6,531,100
Net asset value and maximum offering price per share	—	—	—	$10.04
Class R6:				
Net assets, at value	$ 335,427	$ 1,338,669	$ 942,799	$ 329,805,531
Shares outstanding	38,413	145,426	92,534	32,739,777
Net asset value and maximum offering price per share	$8.73	$9.21	$10.19	$10.07
Advisor Class:				
Net assets, at value	$ 411,227,594	$2,374,914,053	$ 156,129,364	$1,148,451,484
Shares outstanding	47,109,324	258,004,717	15,322,305	114,014,738
Net asset value and maximum offering price per share	$8.73	$9.20	$10.19	$10.07

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Franklin Investors Securities Trust

Financial Statements *(continued)*

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Investment income:				
Dividends	$ —	$ —	$ —	$ 1,205,656
Interest	55,644,454	156,550,777	25,843,654	174,774,486
Paydown gain (loss)	(20,095,151)	—	(871,005)	(615,613)
Total investment income	35,549,303	156,550,777	24,972,649	175,364,529
Expenses:				
Management fees (Note 3a)	10,576,248	14,164,653	5,718,687	19,347,624
Administrative fees (Note 3b)	1,221,211	2,796,857	1,067,340	5,481,536
Distribution fees: (Note 3c)				
Class A	3,039,180	3,873,478	2,715,491	8,065,938
Class B	—	1,758	—	3,011
Class C	4,619,308	3,580,127	294,590	3,603,513
Class R	—	—	—	368,062
Transfer agent fees: (Note 3e)				
Class A	1,076,863	1,267,896	1,380,221	5,070,528
Class B	—	161	—	637
Class C	630,524	447,429	58,558	864,578
Class R	—	—	—	115,170
Class R6	2	47	63	57
Advisor Class	389,113	1,136,045	116,230	2,123,086
Special servicing agreement fees (Note 12)	—	—	—	302,632
Custodian fees (Note 4)	23,468	30,006	56,296	395,058
Reports to shareholders	190,731	313,482	161,088	712,127
Registration and filing fees	204,818	291,373	194,927	330,360
Professional fees	55,923	92,203	78,541	124,315
Trustees' fees and expenses	32,259	36,542	13,803	70,351
Other	219,748	115,715	84,381	162,517
Total expenses	22,279,396	28,147,772	11,940,216	47,141,100
Expense reductions (Note 4)	—	(1,359)	(781)	(2,514)
Expenses waived/paid by affiliates (Note 3f)	—	(154,589)	(2,224,245)	(1,298,124)
Net expenses	22,279,396	27,991,824	9,715,190	45,840,462
Net investment income	13,269,907	128,558,953	15,257,459	129,524,067

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Operations *(continued)*

for the year ended October 31, 2013

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Realized and unrealized gains (losses):				
Net realized gain (loss) from:				
Investments	$ 110,010	$ 12,460,763	$ 4,497,250	$ (9,367,436)
Foreign currency transactions	—	—	669,179	(5,631,595)
Futures contracts	—	—	(320,676)	(5,429)
Swap contracts	—	—	(286,833)	(1,840,180)
Net realized gain (loss)	110,010	12,460,763	4,558,920	(16,844,640)
Net change in unrealized appreciation (depreciation) on:				
Investments	(29,487,215)	19,570,761	1,328,503	(105,745,184)
Translation of other assets and liabilities denominated in foreign currencies	—	—	(3,331,091)	(3,614,457)
Change in deferred taxes on unrealized appreciation	—	—	983	7,347
Net change in unrealized appreciation (depreciation)	—	19,570,761	(2,001,605)	(109,352,294)
Net realized and unrealized gain (loss)	(29,377,205)	32,031,524	2,557,315	(126,196,934)
Net increase (decrease) in net assets resulting from operations	$(16,107,298)	$160,590,477	$17,814,774	$ 3,327,133

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund	
	Year Ended October 31,		Year Ended October 31,	
	2013	2012	2013	2012
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 13,269,907	$ 21,546,683	$ 128,558,953	$ 99,580,144
Net realized gain (loss) from investments, foreign currency transactions, futures contracts and swap contracts	110,010	897,731	12,460,763	(9,865,265)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(29,487,215)	33,512,244	19,570,761	63,121,934
Net increase (decrease) in net assets resulting from operations	(16,107,298)	55,956,658	160,590,477	152,836,813
Distributions to shareholders from:				
Net investment income:				
Class A	(18,086,171)	(21,109,865)	(55,556,299)	(56,344,654)
Class B	—	—	(5,580)	(128,279)
Class C	(7,767,042)	(9,312,213)	(17,521,045)	(17,171,893)
Class R6	(923)	—	(22,904)	—
Advisor Class	(7,625,283)	(7,241,410)	(54,186,611)	(27,006,118)
Total distributions to shareholders	(33,479,419)	(37,663,488)	(127,292,439)	(100,650,944)
Capital share transactions: (Note 2)				
Class A	(177,843,919)	(170,776,802)	680,448,978	19,761,770
Class B	—	—	(982,012)	(4,927,591)
Class C	(176,136,786)	(67,954,484)	328,563,566	(1,168,040)
Class R6	335,003	—	1,338,251	—
Advisor Class	(17,175,253)	(54,919,663)	1,622,626,406	201,518,292
Total capital share transactions	(370,820,955)	(293,650,949)	2,631,995,189	215,184,431
Net increase (decrease) in net assets	(420,407,672)	(275,357,779)	2,665,293,227	267,370,300
Net assets:				
Beginning of year	2,540,712,069	2,816,069,848	2,467,937,051	2,200,566,751
End of year	$2,120,304,397	$2,540,712,069	$5,133,230,278	$2,467,937,051
Undistributed net investment income (distributions in excess of net investment income) included in net assets:				
End of year	$ (4,276)	$ 7,000	$ 1,190,304	$ 420,687

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets *(continued)*

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	Year Ended October 31,		Year Ended October 31,	
	2013	2012	2013	2012
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 15,257,459	$ 12,513,149	$ 129,524,067	$ 122,478,572
Net realized gain (loss) from investments, foreign currency transactions, futures contracts and swap contracts	4,558,920	3,787,790	(16,844,640)	123,691,555
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(2,001,605)	11,309,216	(109,352,294)	95,445,268
Net increase (decrease) in net assets resulting from operations	17,814,774	27,610,155	3,327,133	341,615,395
Distributions to shareholders from:				
Net investment income:				
Class A	(27,565,094)	(23,088,431)	(110,647,887)	(111,088,442)
Class B	—	—	(18,270)	(249,664)
Class C	(859,335)	(898)	(17,086,352)	(18,395,900)
Class R	—	—	(2,380,507)	(3,497,920)
Class R6	(9,638)	—	(6,378,823)	—
Advisor Class	(2,487,587)	(1,827,600)	(50,711,612)	(57,497,463)
Net realized gains:				
Class A	—	—	(49,900,210)	(25,472,757)
Class B	—	—	(20,442)	(86,774)
Class C	—	—	(9,134,397)	(4,645,261)
Class R	—	—	(1,213,587)	(908,201)
Advisor Class	—	—	(22,947,325)	(12,990,506)
Total distributions to shareholders	(30,921,654)	(24,916,929)	(270,439,412)	(234,832,888)
Capital share transactions: (Note 2)				
Class A	403,766,790	265,821,258	43,627,860	824,637,297
Class B	—	—	(2,386,299)	(6,908,765)
Class C	113,372,096	1,033,567	(86,547,995)	164,737,634
Class R	—	—	(18,039,553)	754,310
Class R6	947,088	—	347,214,126	—
Advisor Class	86,552,020	20,501,745	(276,012,050)	295,711,430
Total capital share transactions	604,637,994	287,356,570	7,856,089	1,278,931,906
Net increase (decrease) in net assets	591,531,114	290,049,796	(259,256,190)	1,385,714,413
Net assets:				
Beginning of year	976,353,085	686,303,289	5,278,061,711	3,892,347,298
End of year	$1,567,884,199	$976,353,085	$5,018,805,521	$5,278,061,711
Undistributed net investment income (distributions in excess of net investment income) included in net assets:				
End of year	$ (6,281,762)	$ (3,263,837)	$ (23,610,608)	$ 1,646,791

Franklin Investors Securities Trust

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, four of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective May 1, 2013, the Funds, except the Franklin Adjustable U.S. Government Securities Fund, began offering a new class of shares, Class R6. Effective September 20, 2013, the Franklin Adjustable U.S. Government Securities Fund began offering a new class of shares, Class R6. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R6 & Advisor Class	Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Adjustable U.S. Government Securities Fund	Franklin Total Return Fund
Franklin Floating Rate Daily Access Fund	
Franklin Low Duration Total Return Fund	

The following summarizes the Funds' significant accounting policies.

a. Financial Instrument Valuation

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Board of Trustees (the Board), the Funds' administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds' valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Annual Report | 153

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security fea-
tures in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equiva-
lent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the invest-
ment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are trans-
lated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.
dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

154 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differ-
ence between the recorded amounts of dividends, interest, and foreign withholding taxes and the
U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Funds purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA)
basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets.
Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obliga-
tions under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Franklin Low Duration Total Return Fund and Franklin Total
Return Fund attempt to reduce their exposure to counterparty credit risk on OTC derivatives, when-
ever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the funds include failure of the funds to maintain

Annual Report | 155

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

the daily change in fair value is accounted for as a variation margin payable or receivable on the
Statements of Assets and Liabilities.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign curren-
cies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the con-
tract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying refer-
enced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obliga-
tion, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a varia-
tion margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and
Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the
Statements of Operations.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into
OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically deter-
mined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract.

Annual Report | 157

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a cross currency swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions
(interest rate spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying invest-
ment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

e. Restricted Cash

At October 31, 2013, the Franklin Total Return Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the fund’s custodian and is reflected in the Statements of Assets and Liabilities.

f. Loan Participation Notes

The Franklin Total Return Fund invests in loan participation notes (“Participations”).
Participations are loans originally issued to a borrower by one or more financial institutions (the
“Lender”) and subsequently sold to other investors, such as the fund. Participations typically result in the fund having a contractual relationship only with the Lender, and not with the borrower.
The fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the fund assumes the credit risk of both the borrower and the
Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

158 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. FT Holdings Corporation I (FT Subsidiary)

The Franklin Total Return Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the fund, and is able to invest in certain financial instruments consistent with the investment objective of the fund. At October 31, 2013, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the fund’s Statement of
Investments and Statement of Assets and Liabilities. The financial statements have been consoli-
dated and include the accounts of the fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

The Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis.
Mortgage dollar rolls are agreements between the fund and a financial institution to simultane-
ously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Funds, except Franklin Adjustable U.S. Government Securities Fund, invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lend-
ing rate plus a spread. These base lending rates are generally the prime rate offered by a designated
U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue
Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.

Annual Report | 159

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. Income and Deferred Taxes (continued)

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security trans-
actions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date.
Distributions to shareholders are determined according to income tax regulations (tax basis).
Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differ-
ences in class specific expenses.

160 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

1. Organization and Significant Accounting Policies *(continued)*

k. Security Transactions, Investment Income, Expenses and Distributions *(continued)*

l. Accounting Estimates

m. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust , on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended October 31, 2013				
Shares sold	58,683,667	$ 516,864,025	111,771,482	$1,025,150,562
Shares issued in reinvestment of distributions	1,873,818	16,478,937	5,384,136	49,375,120
Shares redeemed	(80,814,990)	(711,186,881)	(42,975,982)	(394,076,704)
Net increase (decrease)	(20,257,505)	$(177,843,919)	74,179,636	$ 680,448,978
Year ended October 31, 2012				
Shares sold	57,417,084	$ 509,590,026	34,296,108	$ 309,180,212
Shares issued in reinvestment of distributions	2,143,117	19,037,610	5,397,024	48,568,138
Shares redeemed	(78,807,600)	(699,404,438)	(37,659,976)	(337,986,580)
Net increase (decrease)	(19,247,399)	$(170,776,802)	2,033,156	$ 19,761,770

Annual Report | 161

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund	
	Shares	Amount	Shares	Amount
Class B Shares:				
Year ended October 31, 2013[a]				
Shares sold			105	$ 968
Shares issued in reinvestment of distributions			514	4,688
Shares redeemed			(108,136)	(987,668)
Net increase (decrease)			(107,517)	$ (982,012)
Year ended October 31, 2012				
Shares sold			26,284	$ 236,452
Shares issued in reinvestment of distributions			12,303	110,184
Shares redeemed			(587,424)	(5,274,227)
Net increase (decrease)			(548,837)	$ (4,927,591)
Class C Shares:				
Year ended October 31, 2013				
Shares sold	18,407,162	$ 161,947,362	49,309,560	$ 452,404,650
Shares issued in reinvestment of distributions	804,967	7,077,571	1,690,332	15,505,956
Shares redeemed	(39,286,186)	(345,161,719)	(15,191,334)	(139,347,040)
Net increase (decrease)	(20,074,057)	$(176,136,786)	35,808,558	$ 328,563,566
Year ended October 31, 2012				
Shares sold	21,899,058	$ 194,225,224	11,422,207	$ 103,050,730
Shares issued in reinvestment of distributions	938,752	8,333,739	1,631,616	14,684,505
Shares redeemed	(30,498,300)	(270,513,447)	(13,247,368)	(118,903,275)
Net increase (decrease)	(7,660,490)	$ (67,954,484)	(193,545)	$ (1,168,040)
Class R6 Shares:				
Year ended October 31, 2013[b,c]				
Shares sold[d]	61,218	$ 534,089	143,480	$ 1,320,392
Shares issued on reinvestment of distributions	105	914	2,490	22,856
Shares redeemed	(22,910)	(200,000)	(544)	(4,997)
Net increase (decrease)	38,413	$ 335,003	145,426	$ 1,338,251

162 | Annual Report

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Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Year ended October 31, 2013				
Shares sold	32,961,207	$ 290,617,087	218,350,995	$2,004,137,448
Shares issued in reinvestment of distributions	710,814	6,256,791	2,052,234	18,830,897
Shares redeemed[d]	(35,664,185)	(314,049,131)	(43,625,153)	(400,341,939)
Net increase (decrease)	(1,992,164)	$ (17,175,253)	176,778,076	$1,622,626,406
Year ended October 31, 2012				
Shares sold	31,122,292	$ 276,568,234	48,862,779	$ 440,745,196
Shares issued in reinvestment of distributions	671,428	5,970,269	1,552,623	13,975,119
Shares redeemed	(38,023,247)	(337,458,166)	(28,206,891)	(253,202,023)
Net increase (decrease)	(6,229,527)	$ (54,919,663)	22,208,511	$ 201,518,292

[a]Effective March 1, 2013, all Class B shares were converted to Class A.

[b]For the period September 20, 2013 (effective date) to October 31, 2013 for the Franklin Adjustable U.S. Government Securities Fund.

[c]For the period May 1, 2013 (effective date) to October 31, 2013 for the Franklin Floating Rate Daily Access Fund.

[d]Effective September 20, 2013, a portion of Advisor Class shares were exchanged into Class R6 for the Franklin Adjustable U.S. Government Securities Fund.

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended October 31, 2013				
Shares sold	93,059,954	$ 948,807,053	104,353,356	$ 1,070,043,749
Shares issued in reinvestment of distributions	2,556,783	26,081,916	14,537,885	148,833,317
Shares redeemed	(56,020,675)	(571,122,179)	(116,163,430)	(1,175,249,206)
Net increase (decrease)	39,596,062	$ 403,766,790	2,727,811	$ 43,627,860
Year ended October 31, 2012				
Shares sold	54,528,165	$ 557,264,994	122,344,710	$ 1,260,897,790
Shares issued in reinvestment of distributions	2,127,196	21,653,404	12,159,473	124,130,936
Shares redeemed	(30,654,383)	(313,097,140)	(54,395,107)	(560,391,429)
Net increase (decrease)	26,000,978	$ 265,821,258	80,109,076	$ 824,637,297

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Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	Shares	Amount	Shares	Amount
Class B Shares:				
Year ended October 31, 2013[a]				
Shares sold			10,042	$ 105,055
Shares issued in reinvestment of distributions			3,034	31,389
Shares redeemed			(242,685)	(2,522,743)
Net increase (decrease)			(229,609)	$ (2,386,299)
Year ended October 31, 2012				
Shares sold			89,470	$ 917,416
Shares issued in reinvestment of distributions			28,332	286,963
Shares redeemed			(790,799)	(8,113,144)
Net increase (decrease)			(672,997)	$ (6,908,765)
Class C Shares:				
Year ended October 31, 2013				
Shares sold	12,828,853	$ 130,531,803	16,149,279	$ 166,169,898
Shares issued in reinvestment of distributions	79,814	811,175	2,278,059	23,306,939
Shares redeemed	(1,769,298)	(17,970,882)	(27,335,243)	(276,024,832)
Net increase (decrease)	11,139,369	$ 113,372,096	(8,907,905)	$ (86,547,995)
Year ended October 31, 2012[b]				
Shares sold	100,542	$ 1,034,570	25,053,053	$ 257,645,816
Shares issued in reinvestment of distributions	86	888	1,967,021	20,036,621
Shares redeemed	(184)	(1,891)	(10,986,881)	(112,944,803)
Net increase (decrease)	100,444	$ 1,033,567	16,033,193	$ 164,737,634
Class R Shares:				
Year ended October 31, 2013				
Shares sold			1,804,973	$ 18,449,066
Shares issued in reinvestment of distributions			332,414	3,404,066
Shares redeemed			(3,895,041)	(39,892,685)
Net increase (decrease)			(1,757,654)	$ (18,039,553)
Year ended October 31, 2012				
Shares sold			2,371,487	$ 24,406,027
Shares issued in reinvestment of distributions			407,035	4,146,872
Shares redeemed			(2,700,052)	(27,798,589)
Net increase (decrease)			78,470	$ 754,310

164 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	Shares	Amount	Shares	Amount
Class R6 Shares:				
Year ended October 31, 2013[c]				
Shares sold[d]	91,591	$ 937,500	43,110,952	$ 449,289,948
Shares issued on reinvestment of distributions	943	9,588	637,392	6,378,894
Shares redeemed	—	—	(11,008,567)	(108,454,716)
Net increase (decrease)	92,534	$ 947,088	32,739,777	$ 347,214,126
Advisor Class Shares:				
Year ended October 31, 2013				
Shares sold	12,660,371	$ 129,188,243	39,027,914	$ 400,656,520
Shares issued in reinvestment of distributions	149,750	1,530,372	6,500,478	66,796,194
Shares redeemed[d]	(4,321,381)	(44,166,595)	(72,073,519)	(743,464,764)
Net increase (decrease)	8,488,740	$ 86,552,020	(26,545,127)	$ (276,012,050)
Year ended October 31, 2012				
Shares sold	4,988,107	$ 51,054,081	49,280,723	$ 510,557,226
Shares issued in reinvestment of distributions	91,361	932,338	6,113,544	62,514,590
Shares redeemed	(3,074,809)	(31,484,674)	(26,861,605)	(277,360,386)
Net increase (decrease)	2,004,659	$ 20,501,745	28,532,662	$ 295,711,430

[a]Effective March 1, 2013, all Class B shares were converted to Class A.
[b]For the period October 1, 2012 (effective date) to October 31, 2012 for the Franklin Low Duration Total Return Fund.
[c]For the period May 1, 2013 (effective date) to October 31, 2013.
[d]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6 for the Franklin Total Return Fund.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Advisers, Inc. (Advisers)	Administrative manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

Prior to May 1, 2013, the Funds paid fees to Advisers based on the average daily net assets of each of the funds as follows:

Franklin Adjustable U.S. Government Securities Fund

Annualized Fee Rate	Net Assets
0.400%	Up to and including $5 billion
0.350%	Over $5 billion, up to and including $10 billion
0.330%	Over $10 billion, up to and including $15 billion
0.300%	In excess of $15 billion

Franklin Floating Rate Daily Access Fund

Annualized Fee Rate	Net Assets
0.450%	Up to and including $500 million
0.350%	Over $500 million, up to and including $1 billion
0.300%	Over $1 billion, up to and including $1.5 billion
0.250%	Over $1.5 billion, up to and including $6.5 billion
0.225%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on average daily net assets, and is not an additional expense of the fund.

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds' average daily net assets, and is not an additional expense of the Funds.

Annual Report | 167

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

b. Administrative Fees *(continued)*

Prior to May 1, 2013, the Funds, except Franklin Adjustable U.S. Government Securities Fund, paid administrative fees to FT Services of 0.20% per year of their average daily net assets and the Franklin Adjustable U.S. Government Securities Fund paid administrative fees to Advisers based on the fund's average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.100%	Up to and including $5 billion
0.090%	Over $5 billion, up to and including $10 billion
0.080%	In excess of $10 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the funds' Class C and R compensation distribution plans, the funds pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Reimbursement Plans:				
Class A	0.25%	0.25%	0.25%	0.25%
Compensation Plans:				
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—	—	—	0.50%

168 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$172,547	$449,021	$711,092	$3,020,287
CDSC retained	$178,856	$122,428	$110,715	$ 154,242

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Transfer agent fees	$832,590	$1,082,736	$500,152	$3,264,457

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the funds do not exceed 0.55% and 0.63%, respectively, and Class R6 does not exceed 0.43% and 0.50%, respectively based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2014.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Funds do not exceed 0.01% until February 28, 2014.

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Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

At October 31, 2013, the capital loss carryforwards were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Capital loss carryforwards subject to expiration:				
2014	$ 3,962,538	$ —	$ —	$ —
2015	2,492,027	15,803,418	—	—
2016	1,492,446	91,562,953	—	1,260,827
2017	4,398,245	113,325,538	—	—
2018	39,052,647	—	—	—
2019	21,934,757	10,282,409	5,327,487	—
Capital loss carryforwards not subject to expiration:				
Short term	7,494,248	—	3,307,400	56,199,682
Long term	27,813,025	—	7,672,257	—
Total capital loss carryforwards	$108,639,933	$230,974,318	$16,307,144	$57,460,509

During the year ended October 31, 2013, the Franklin Floating Rate Daily Access Fund utilized $12,954,929 of capital loss carryforwards.

On October 31, 2013, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryforwards of $2,782,773, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2013 and 2012 was as follows:

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund	
	2013	2012	2013	2012
Distributions paid from ordinary income	$33,479,419	$37,663,488	$127,292,439	$100,650,944

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	2013	2012	2013	2012
Distributions paid from:				
Ordinary income	$30,921,654	$24,916,929	$230,495,713	$210,177,533
Long term capital gain	—	—	39,943,699	24,655,355
	$30,921,654	$24,916,929	$270,439,412	$234,832,888

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Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

At October 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Cost of investments	$2,085,296,502	$5,273,381,139	$1,524,587,625	$5,926,178,883
Unrealized appreciation	$ 39,283,474	$ 52,907,508	$ 22,518,994	$ 170,400,549
Unrealized depreciation	(2,260,013)	(8,453,743)	(15,264,549)	(98,717,632)
Net unrealized appreciation (depreciation)	$ 37,023,461	$ 44,453,765	$ 7,254,445	$ 71,682,917
Distributable earnings – undistributed ordinary income	$ 205,376	$ 6,809,632	$ 3,135,040	$ 29,549,278

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, mortgage dollar rolls, passive foreign investment company shares, foreign capital gains tax, pass-through entity income, paydown losses, payments-in-kind, bond discounts and premiums, swaps, tax straddles and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2013, were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Purchases	$200,121,817	$3,811,741,212	$1,307,853,512	$22,549,713,849
Sales	$522,371,234	$1,356,981,722	$ 767,140,257	$22,694,507,347

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

172 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

8. Credit Risk

At October 31, 2013, the Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund had 85.01%, 19.09% and 18.63%, respectively, of their portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. Restricted Securities

The Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2013, the funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/Shares	Issuer	Acquisition Dates	Cost	Value
Franklin Floating Rate Daily Access Fund				
810,222	Erickson Air-Crane Inc., Purchase Price Notes	5/03/13	$810,222	$810,222
26,267	RoTech Medical Corp.	12/03/10	—	—
	Total Restricted Securities (Value is 0.02% of Net Assets)		$810,222	$810,222
Franklin Total Return Fund				
15,682	Erickson Air-Crane Inc., Purchase Price Notes (Value is 0.00% of Net Assets)[a]	5/03/13	$ 15,682	$ 15,682

[a]Rounds to less than 0.01% of net assets.

10. Unfunded Loan Commitments

The Funds, except Franklin Adjustable U.S. Government Securities Fund, enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statements of Investments.

Annual Report | 173

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

11. Other Derivative Information *(continued)*

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	**Statement of Assets and Liabilities Location**	**Fair Value Amount**	**Statement of Assets and Liabilities Location**	**Fair Value Amount**
Franklin Total Return Fund				
Interest rate contracts	Unrealized appreciation on swap contracts / Variation margin / Net assets consist of – net unrealized appreciation (depreciation)	$ 1,652,575[a]	Unrealized depreciation on swap contracts / Net assets consist of – net unrealized appreciation (depreciation)	$ 164,546[a]
Foreign exchange contracts	Investments at value / Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	17,150,690	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	18,247,615
Credit contracts	Investments at value / Unrealized appreciation on swap contracts / Variation margin / Net assets consist of – net unrealized appreciation (depreciation)	4,702,183[a]	Unrealized depreciation on swap contracts / Net assets consist of – net unrealized appreciation (depreciation)	8,517,816[a]

[a]Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported in the Statements of Investments. Only current day's variation margin is separately reported within the Statements of Assets and Liabilities.

For the year ended October 31, 2013, the effect of derivative contracts on the funds' Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Franklin Low Duration Total Return Fund			
Interest rate contracts	Net realized gain (loss) from futures / swap contracts / Net change in unrealized appreciation (depreciation) on investments	$ 1,889,354	$(1,153,078)
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	(1,037,468)	(3,659,817)
Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	(727,721)	206,234

Annual Report | 175

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

14. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended October 31, 2013, the Funds did not use the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 177

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

15. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Low Duration Total Return Fund *(continued)*				
Assets: *(continued)*				
Investments in Securities: *(continued)*				
Mortgage-Backed Securities	$ —	$ 72,990,790	$ —	$ 72,990,790
Municipal Bonds	—	28,464,887	—	28,464,887
Options Purchased	—	385,883	—	385,883
Short Term Investments	32,363,268	20,151,817	—	52,515,085
Total Investments in Securities	$ 32,363,268	$1,498,711,955	$ 766,847	$1,531,842,070
Swap Contracts	$ —	$ 971,201	$ —	$ 971,201
Forward Exchange Contracts	—	1,381,917	—	1,381,917
Futures Contracts	434,503	—	—	434,503
Liabilities:				
Swap Contracts	—	2,048,097	—	2,048,097
Forward Exchange Contracts	—	4,278,993	—	4,278,993
Futures Contracts	1,472,408	—	—	1,472,408
Unfunded Loan Commitments	—	16,278	—	16,278
Franklin Total Return Fund				
Assets:				
Investments in Securities:				
Equity Investments:[b]				
Automobiles & Components	$ 395,106	$ 435	$ —	$ 395,541
Consumer Services	—	1,426,522	—	1,426,522
Materials	—	885,000	—[a]	885,000
Other Equity Investments[c]	20,773,588	—	—[a]	20,773,588
Corporate Bonds	—	1,908,465,617	—	1,908,465,617
Senior Floating Rate Interests	—	239,914,469	15,682	239,930,151
Foreign Government and Agency Securities	—	402,283,749	—	402,283,749
U.S. Government and Agency Securities	—	1,234,757,461	—	1,234,757,461
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	625,612,155	6,105,856	631,718,011
Mortgage-Backed Securities	—	1,215,603,709	—	1,215,603,709
Municipal Bonds	—	202,152,997	—	202,152,997
Options Purchased	—	2,663,225	—	2,663,225
Short Term Investments	46,496,866	90,309,363	—	136,806,229
Total Investments in Securities	$ 67,665,560	$5,924,074,702	$6,121,538	$5,997,861,800
Swap Contracts	$ —	$ 3,976,848	$ —	$ 3,976,848
Forward Exchange Contracts	—	15,323,127	—	15,323,127
Futures Contracts	54,219	—	—	54,219

Annual Report | 179

Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

15. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Total Return Fund *(continued)*				
Liabilities:				
Swap Contracts	$ —	$ 10,170,389	$ —	$ 10,170,389
Forward Exchange Contracts	—	18,247,615	—	18,247,615
Unfunded Loan Commitments	—	48,588	—	48,588

[a]Includes securities determined to have no value at October 31, 2013.
[b]Includes common, preferred and convertible preferred stocks as well as other equity investments.
[c]For detailed categories, see the accompanying Statements of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

16. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of these ASUs will not have a material impact on their financial statements.

In June 2013, FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on their financial statements.

17. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Franklin Investors Securities Trust

Notes to Financial Statements *(continued)*

Abbreviations

Counterparty/Exchange

BOFA	-	Bank of America, N.A.
BZWS	-	Barclays Bank PLC
CITI	-	Citigroup, Inc.
DBAB	-	Deutsche Bank AG
FBCO	-	Credit Suisse Group AG
GSCO	-	The Goldman Sachs Group, Inc.
HSBC	-	HSBC Bank USA, N.A.
ICE	-	Intercontinental Exchange
JPHQ	-	JP Morgan Chase & Co.
MSCO	-	Morgan Stanley
UBSW	-	UBS AG

Currency

BRL	-	Brazilian Real
DKK	-	Danish Krone
EUR	-	Euro
GBP	-	British Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KRW	-	South Korean Won
LKR	-	Sri Lankan Rupee
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
USD	-	United States Dollar
UYU	-	Uruguayan Peso

Selected Portfolio

AGMC	-	Assured Guaranty Municipal Corp.
CDO	-	Collateralized Debt Obligation
CLO	-	Collateralized Loan Obligation
COP	-	Certificate of Participation
DIP	-	Debtor-In-Possession
EDA	-	Economic Development Authority
FGIC	-	Financial Guaranty Insurance Co.
FICO	-	Financing Corp.
FRN	-	Floating Rate Note
GO	-	General Obligation
IO	-	Interest Only
ISD	-	Independent School District
L/C	-	Letter of Credit
NATL RE	-	National Public Financial Guarantee Corp. Reinsured
PIK	-	Payment-In-Kind
PSF	-	Permanent School Fund
RDA	-	Redevelopment Agency/Authority
REIT	-	Real Estate Investment Trust
SF	-	Single Family
UHSD	-	Unified/Union High School District
USD	-	Unified/Union School District

Annual Report | 181

Franklin Investors Securities Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund (separate portfolios constituting Franklin Investors Securities Trust, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California December 17, 2013

182 | Annual Report

Franklin Investors Securities Trust

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin Total Return Fund hereby reports the maximum amount allowable but no less than $39,943,699 as a long term capital gain dividend for the fiscal year ended October 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Franklin Total Return Fund hereby reports the maximum amount allowable but no less than $43,179,564 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2013.

Under Section 871(k)(1)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2013:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
$33,465,593	$112,862,647	$23,180,683	$126,579,044

Annual Report | 183

Franklin Investors Securities Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	141	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	114	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	141	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products) (1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

184 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas) (1998-2013).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	Cbeyond, Inc. (business communications provider) (2010-2012), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Annual Report | 185

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2013	152	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since June 2013, Trustee since 1987 and Vice President since 1986	141	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Mark Boyadjian (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments.				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				

186 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Richard Hsu (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton Investments.				
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	President since 1993 and Chief Executive Officer – Investment Management since 2002	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Madeline Lam (1969) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.				
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				

Annual Report | 187

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

188 | Annual Report

Franklin Investors Securities Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort
Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange
Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed
Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated sum-
mary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301.
At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 189

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | **FIXED INCOME** | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN INVESTORS SECURITIES TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

FIST2 A 12/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $417,738 for the fiscal year ended October 31, 2013 and $423,379 for the fiscal year ended October 31, 2012.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended October 31, 2013 and $7,000 for the fiscal year ended October 31,

2012. The services for which these fees were paid included preparation of tax returns.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended October 31, 2013 and
$29,600 for the fiscal year ended October 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2013 and $4,941 for the fiscal year ended October 31,
2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $49,359 for the fiscal year ended October 31, 2013 and $165,716 for the fiscal year ended October 31, 2012. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process. Other services include compliance
examination for Investment Advisor Act rule 204-2 and 206-4(2).

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be
provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be
provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed
necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs
(ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through

establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the
Securities Exchange Act of 1934, to management; subject, in the case of
(ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $56,289 for the fiscal year ended October 31, 2013 and $207,257 for the fiscal year ended October
31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-
End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment
Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics
(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley

Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date December 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date December 26, 2013

By /s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date December 26, 2013